UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Taxable Bond Funds and Schwab Municipal Bond Funds

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Investments – Schwab Taxable Bond Funds and Schwab Municipal Bond Funds

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1: Report(s) to Shareholders.

Annual Report  |  August 31, 2021
Schwab Taxable Bond Funds

Schwab Treasury Inflation
Protected Securities Index Fund
Schwab U.S. Aggregate
Bond Index Fund
Schwab Short-Term
Bond Index Fund

This page is intentionally left blank.

Three ways for investors to include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2021
Schwab Treasury Inflation Protected Securities Index Fund (Ticker Symbol: SWRSX)	5.48%
Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM	5.56%
Fund Category: Morningstar Inflation Protected Bond[1]	5.86%
Performance Details	pages 7-9

Schwab U.S. Aggregate Bond Index Fund (Ticker Symbol: SWAGX)	-0.30%
Bloomberg US Aggregate Bond Index	-0.08%
Fund Category: Morningstar Intermediate Core Bond[1]	0.55%
Performance Details	pages 10-12

Schwab Short-Term Bond Index Fund (Ticker Symbol: SWSBX)	0.18%
Bloomberg US Government/Credit 1-5 Year Index	0.33%
Fund Category: Morningstar Short-Term Bond[1]	1.82%
Performance Details	pages 13-15
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Despite the hopes of last winter and spring that large-scale vaccine distribution would bring the COVID-19 pandemic under control, the spread of the Delta variant of the virus continues to pose significant social, health, and economic challenges across the United States and the world. Nevertheless, during the 12-month period ended August 31, 2021, the U.S. economy made dramatic progress toward reopening and renewed growth backed by continued monetary and fiscal support by the U.S. Congress and U.S. Federal Reserve. The U.S. gross domestic product (GDP) growth rate increased by over 6% during the first half of 2021 after declining in 2020. U.S. equity markets rallied sharply as well, with the S&P 500® Index, a bellwether for the overall U.S. stock market, returning 31.2% for the reporting period and repeatedly reaching new record territory. Bond prices, which typically move in the opposite direction of yields, struggled in early 2021 due to the increasing inflationary pressures of the improving economy and pandemic-constrained supply chains, then recovered in the second quarter of the year as the U.S. Federal Reserve opined that the acceleration in inflation was likely to prove transitory. The broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, struggled in this uncertain environment, ending the reporting period flat.
However, a closer look at bond market performance during the reporting period provides a more complicated picture, with short-term securities generally maintaining their value better than their longer-term counterparts, and U.S. Treasury inflation-protected bonds producing solid, positive returns. At Charles Schwab Investment Management, we believe these varied results reinforce the importance of establishing and maintaining a diversified, long-term investing plan that reflects your risk tolerance and long-term financial goals. Each of the Schwab Taxable Bond Funds focuses on a different segment of the U.S. bond market, including U.S. investment grade bonds, short-term bonds, or U.S. Treasury inflation-protected securities. The funds are intended to offer simple, low-cost access to the fixed-income market and can serve as part of the core of a diversified portfolio.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Taxable Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ At Charles Schwab Investment Management, we believe these varied results reinforce the importance of establishing and maintaining a diversified, long-term investing plan that reflects your risk tolerance and long-term financial goals. ”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment

For the 12-month reporting period ended August 31, 2021, fixed-income markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise on economic recovery, strong earnings, ongoing fiscal stimulus measures, and optimism related to the rapid rollout of COVID-19 vaccines that began in December 2020. Taxable bond yields remained relatively flat for the first four months of the reporting period before demand waned and yields rose in January and February of 2021. (Bond yields and bond prices typically move in opposite directions.) Demand began to recover and yields dipped again over the second half of the reporting period. For the reporting period, the Bloomberg US Aggregate Bond Index, representing the broad U.S. bond market, returned -0.08%, while the Bloomberg US Government/Credit 1-5 Year Index returned 0.33%. The Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM returned 5.56% for the reporting period.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic. After falling by an annualized rate of 31.4% in the second quarter of 2020, U.S. gross domestic product (GDP) jumped by an annualized rate of 33.4% for the third quarter of 2020, reflecting pent-up consumer demand and government support. GDP growth stabilized beginning in the fourth quarter of 2020, growing at an annualized rate of 4.3% for the fourth quarter of 2020, 6.3% for the first quarter of 2021, and 6.7% for the second quarter of 2021. Unemployment, which skyrocketed in April 2020 but began falling starting in May 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until March 2021, when it jumped, continued to rise through June 2021 and remained elevated through August 2021, largely due to supply and demand imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services over most of the reporting period, and higher energy costs.
For the most part, central banks around the world maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the U.S., despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as is needed to achieve a full recovery, while acknowledging that it was keeping an eye on rising inflation. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. By
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment (continued)

the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 with Fed Chair Jerome Powell noting that the Fed’s bond tapering should not be seen as an indication of an imminent interest rate hike. In developed international markets, most central banks were similarly accommodative. The European Central Bank held its interest rate at 0.00%, unchanged since March 2016, and confirmed it would continue its asset purchase program to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and maintained its ongoing program of purchasing exchange-traded funds (ETFs) and other assets. The Bank of England maintained its key official bank rate at 0.1% and also reiterated its commitment to its bond-buying program.
After languishing at historically low levels since the onset of the COVID-19 pandemic, U.S. bond yields climbed in the first half of the reporting period as the likelihood of another stimulus package rose and investors anticipated an accelerated economic recovery resulting from the rollout of COVID-19 vaccines. Over the second half of the reporting period, yields drifted lower on tepid employment reports and growing inflation concerns. The yield on the 10-year U.S. Treasury began the reporting period at 0.72% and ended the reporting period at 1.30%. Short-term rates ended the period lower, with the yield on the three-month U.S. Treasury beginning the reporting period at 0.11% and ending the reporting period at 0.04%. Outside the U.S., bond yields generally remained low.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Fund Management

Matthew Hastings, CFA, Managing Director and Head of Taxable Bond Strategies, leads the portfolio management team for the Schwab Taxable Bond Funds and Schwab Fixed-Income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining Schwab in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is on corporate bonds. Prior to joining Schwab in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the options trading floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining Schwab in 2016, Mr. McKissick worked at Denver Investments for 17 years, most recently as a director of fixed income and portfolio manager. In this role he co-managed multiple bond strategies, as well as oversaw the firm’s fixed-income business including the investment process, client service, and other administrative functions. He also served as a credit/security analyst from 1999 to 2005. Prior to that, he worked as a senior research analyst with Hotchkis & Wiley, a portfolio manager at Payden & Rygel, and a vice president in fixed income at Salomon Brothers.

Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond Index Fund. His primary focus is securitized products. Prior to joining Schwab in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund as of August 31, 2021

The Schwab Treasury Inflation Protected Securities Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of inflation-protected U.S. Treasury securities. To pursue its investment objective, the fund generally invests in securities that are included in the Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM (the comparative index). Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the comparative index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. Fixed-income markets were mixed for the 12-month reporting period ended August 31, 2021, as the U.S. economy struggled with the continuing fallout from the COVID-19 pandemic. Despite persistent COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise, with several key equity market indices ending the reporting period just off record highs. Markets continued to be buoyed by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020 in response to the onset of the COVID-19 pandemic. Over the reporting period, the Fed maintained the federal funds rate in a range of 0.00% to 0.25%. By the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 on signs of a strengthening economy and rising inflation, despite ongoing challenges. Taxable bond yields were relatively flat for the first four months of the period before demand waned in January and February and yields rose. Demand began to recover over the second half of the reporting period, driving yields lower, on tepid employment reports and anticipation of a Fed response to growing inflation concerns.
U.S. Treasury yields generally remained low. The yield on the 10-year U.S. Treasury began the reporting period at 0.72% and ended the reporting period at 1.30%. The yield on the three-month U.S. Treasury began the period at 0.11% and ended the reporting period at 0.04%. For the reporting period, U.S. treasury inflation-protected securities generally outperformed both shorter- and longer-term U.S. Treasuries as inflation, which had remained well below the Fed’s traditional 2% target until March, rose through July, largely due to supply and demand imbalances in the labor market, increased demand, particularly for travel-related services over most of the reporting period, as well as higher energy costs.
Performance. The fund returned 5.48% for the 12-month period ended August 31, 2021, while the comparative index returned 5.56%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s slight underperformance was primarily attributable to expenses.

Management views and portfolio holdings may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of August 31, 2021

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	8.3 Yrs
Weighted Average Duration[3]	7.8 Yrs
By Credit Quality4

Portfolio holdings may have changed since the report date.
U.S. Treasury Inflation-Protected Securities (TIPS) generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.
[4]	Bloomberg Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of August 31, 2021 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2011 – August 31, 2021)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Treasury Inflation Protected Securities Index Fund (3/31/06)	5.48%	4.51%	3.00%
Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM	5.56%	4.60%	3.17%
Fund Category: Morningstar Inflation Protected Bond [2]	5.86%	4.26%	2.65%
Fund Expense Ratio[3]: 0.05%

Yields1
30-Day SEC Yield	9.40%
12-Month Distribution Yield	2.24%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg® and Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the indices (collectively, “Bloomberg”). Bloomberg is not affiliated with Charles Schwab Investment Management, Inc., and Bloomberg does not approve, endorse, review, or recommend Schwab Treasury Inflation Protected Securities Index Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to Schwab Treasury Inflation Protected Securities Index Fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Taxable Bond Funds  |  Annual Report

Schwab U.S. Aggregate Bond Index Fund as of August 31, 2021

The Schwab U.S. Aggregate Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the broad U.S. investment-grade bond market. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg US Aggregate Bond Index (the comparative index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Fixed-income markets were mixed for the 12-month reporting period ended August 31, 2021, as the U.S. economy struggled with the continuing fallout from the COVID-19 pandemic. Despite persistent COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise, with several key equity market indices ending the reporting period just off record highs. Markets continued to be buoyed by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020 in response to the onset of the COVID-19 pandemic. Over the reporting period, the Fed maintained the federal funds rate in a range of 0.00% to 0.25%. By the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 on signs of a strengthening economy and rising inflation, despite ongoing challenges. Taxable bond yields were relatively flat for the first four months of the period before demand waned in January and February and yields rose. Demand began to recover over the second half of the reporting period, driving yields lower, on tepid employment reports and anticipation of a Fed response to growing inflation concerns.
U.S. Treasury yields generally remained low. The yield on the 10-year U.S. Treasury began the reporting period at 0.72% and ended the reporting period at 1.30%. The yield on the three-month U.S. Treasury began the period at 0.11% and ended the reporting period at 0.04%.
Among bond markets, high-yield bonds were in particularly high demand during the reporting period and outperformed all other categories. Corporate bonds also posted positive returns, while mortgage-backed securities were down modestly. U.S Treasuries generally underperformed, with the exception of U.S. Treasury inflation-protected securities, which posted strong gains. Credit spreads on investment-grade securities and mortgage-backed securities generally declined over the reporting period.
Performance. The fund returned -0.30% for the 12-month period ended August 31, 2021, while the comparative index returned -0.08%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was attributable to expenses, net asset value (NAV) rounding, and other operational residuals.
In addition, the fund held positions in TBAs, or “to-be-announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 1.5%, with a minimum exposure of 1.2% and maximum exposure of 1.9% over the period.

Management views and portfolio holdings may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab U.S. Aggregate Bond Index Fund
Performance and Fund Facts as of August 31, 2021

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[4]	8.4 Yrs
Weighted Average Duration[4]	6.7 Yrs
By Credit Quality5

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 1.9% of net assets on August 31, 2021.
[3]	Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.
[5]	Bloomberg Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
[6]	Less than 0.05%.

Schwab Taxable Bond Funds  |  Annual Report

Schwab U.S. Aggregate Bond Index Fund
Performance and Fund Facts as of August 31, 2021 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2021)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab U.S. Aggregate Bond Index Fund (2/23/17)	-0.30%	5.30%	3.87%
Bloomberg US Aggregate Bond Index	-0.08%	5.43%	4.04%
Fund Category: Morningstar Intermediate Core Bond [2]	0.55%	5.38%	N/A
Fund Expense Ratio[3]: 0.04%

Yields1
30-Day SEC Yield	1.25%
12-Month Distribution Yield	2.12%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg® and Bloomberg US Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the indices (collectively, “Bloomberg”). Bloomberg is not affiliated with Charles Schwab Investment Management, Inc., and Bloomberg does not approve, endorse, review, or recommend Schwab U.S. Aggregate Bond Index Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to Schwab U.S. Aggregate Bond Index Fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Short-Term Bond Index Fund as of August 31, 2021

The Schwab Short-Term Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. investment-grade government related and corporate bonds with maturities between 1-5 years. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg US Government/Credit 1-5 Year Index (the comparative index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Fixed-income markets were mixed for the 12-month reporting period ended August 31, 2021, as the U.S. economy struggled with the continuing fallout from the COVID-19 pandemic. Despite persistent COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise, with several key equity market indices ending the reporting period just off record highs. Markets continued to be buoyed by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020 in response to the onset of the COVID-19 pandemic. Over the reporting period, the Fed maintained the federal funds rate in a range of 0.00% to 0.25%. By the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 on signs of a strengthening economy and rising inflation, despite ongoing challenges. Taxable bond yields were relatively flat for the first four months of the period before demand waned in January and February and yields rose. Demand began to recover over the second half of the reporting period, driving yields lower, on tepid employment reports and anticipation of a Fed response to growing inflation concerns.
U.S. Treasury yields generally remained low. The yield on the 10-year U.S. Treasury began the reporting period at 0.72% and ended the reporting period at 1.30%. The yield on the three-month U.S. Treasury began the period at 0.11% and ended the reporting period at 0.04%.
Among bond markets, high-yield bonds were in particularly high demand during the reporting period and outperformed all other categories. Corporate bonds also posted positive returns, while mortgage-backed securities were down modestly. U.S Treasuries generally underperformed, with the exception of U.S. Treasury inflation-protected securities, which posted strong gains. Credit spreads on investment-grade securities and mortgage-backed securities generally declined over the reporting period.
Performance. The fund returned 0.18% for the 12-month period ended August 31, 2021, while the comparative index returned 0.33%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was attributable to expenses, net asset value (NAV) rounding, and other operational residuals.

Management views and portfolio holdings may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Short-Term Bond Index Fund
Performance and Fund Facts as of August 31, 2021

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	2.9 Yrs
Weighted Average Duration[3]	2.8 Yrs
By Credit Quality4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.
[4]	Bloomberg Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
[5]	Less than 0.05%.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Short-Term Bond Index Fund
Performance and Fund Facts as of August 31, 2021 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2021)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Short-Term Bond Index Fund (2/23/17)	0.18%	3.53%	2.49%
Bloomberg US Government/Credit 1-5 Year Index	0.33%	3.64%	2.63%
Fund Category: Morningstar Short-Term Bond [2]	1.82%	3.42%	N/A
Fund Expense Ratio[3]: 0.06%

Yields1
30-Day SEC Yield	0.46%
12-Month Distribution Yield	0.97%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg® and Bloomberg US Government/Credit 1-5 Year Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the indices (collectively, “Bloomberg”). Bloomberg is not affiliated with Charles Schwab Investment Management, Inc., and Bloomberg does not approve, endorse, review, or recommend Schwab Short-Term Bond Index Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to Schwab Short-Term Bond Index Fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

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Schwab Taxable Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2021 and held through August 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/21	Ending Account Value (Net of Expenses) at 8/31/21	Expenses Paid During Period 3/1/21-8/31/21[2]
Schwab Treasury Inflation Protected Securities Index Fund
Actual Return	0.05%	$1,000.00	$1,055.40	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Aggregate Bond Index Fund
Actual Return	0.04%	$1,000.00	$1,014.20	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Short-Term Bond Index Fund
Actual Return	0.06%	$1,000.00	$1,002.50	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

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Schwab Treasury Inflation Protected Securities Index Fund
Financial Statements
Financial Highlights
	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17
Per-Share Data
Net asset value at beginning of period	$12.33	$11.50	$10.97	$11.18	$11.39
Income (loss) from investment operations:
Net investment income (loss)[1]	0.59	0.12	0.25	0.36	0.23
Net realized and unrealized gains (losses)	0.07	0.88	0.55	(0.28)	(0.20)
Total from investment operations	0.66	1.00	0.80	0.08	0.03
Less distributions:
Distributions from net investment income	(0.28)	(0.17)	(0.27)	(0.29)	(0.24)
Distributions from net realized gains	(0.01)	—	—	—	—
Total distributions	(0.29)	(0.17)	(0.27)	(0.29)	(0.24)
Net asset value at end of period	$12.70	$12.33	$11.50	$10.97	$11.18
Total return	5.48%	8.88%	7.42%	0.71%	0.35%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.05%	0.05%	0.28% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.11% [2]
Net investment income (loss)	4.83%	1.05%	2.27%	3.29%	2.07%
Portfolio turnover rate	25%	29%	25%	18%	17%
Net assets, end of period (x 1,000,000)	$2,397	$1,429	$923	$746	$565

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017 the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

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Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings as of August 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument interest will be paid based on a principal value, which is adjusted for any inflation or deflation.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.9% of net assets
U.S. Treasury Inflation Protected Securities
0.13%, 01/15/23	86,802,646	90,053,073
0.63%, 04/15/23	73,563,950	77,256,014
0.38%, 07/15/23	84,042,721	88,838,150
0.63%, 01/15/24	80,524,735	86,292,479
0.50%, 04/15/24	44,722,333	47,984,675
0.13%, 07/15/24	74,339,097	79,765,283
0.13%, 10/15/24	63,789,360	68,549,331
0.25%, 01/15/25	73,362,051	79,301,238
2.38%, 01/15/25	47,740,871	55,236,728
0.13%, 04/15/25	52,627,238	56,787,006
0.38%, 07/15/25	73,601,292	80,857,901
0.13%, 10/15/25	63,613,937	69,406,144
0.63%, 01/15/26	64,239,380	71,540,754
2.00%, 01/15/26	33,911,742	39,944,984
0.13%, 04/15/26	60,142,125	65,720,645
0.13%, 07/15/26	60,889,631	67,093,428
0.38%, 01/15/27	57,152,703	63,817,417
2.38%, 01/15/27	27,869,709	34,317,093
0.38%, 07/15/27	61,950,235	69,782,426
0.50%, 01/15/28	64,290,789	72,926,849
1.75%, 01/15/28	26,367,953	32,165,482
3.63%, 04/15/28	27,010,356	36,655,171
0.75%, 07/15/28	55,704,451	64,689,686
0.88%, 01/15/29	47,390,295	55,585,394
2.50%, 01/15/29	24,903,910	32,399,731
3.88%, 04/15/29	32,468,806	46,032,674
0.25%, 07/15/29	56,960,620	64,324,711
0.13%, 01/15/30	63,019,223	70,305,274
0.13%, 07/15/30	69,698,639	78,165,724
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.13%, 01/15/31	73,747,833	82,426,871
0.13%, 07/15/31	30,528,904	34,253,233
3.38%, 04/15/32	11,330,437	16,909,643
2.13%, 02/15/40	14,692,951	22,366,509
2.13%, 02/15/41	21,123,553	32,539,930
0.75%, 02/15/42	34,743,201	43,347,738
0.63%, 02/15/43	26,867,296	32,833,996
1.38%, 02/15/44	37,064,667	52,210,928
0.75%, 02/15/45	40,842,965	51,624,285
1.00%, 02/15/46	21,291,303	28,510,744
0.88%, 02/15/47	25,971,532	34,315,024
1.00%, 02/15/48	19,175,617	26,260,878
1.00%, 02/15/49	17,841,626	24,643,580
0.25%, 02/15/50	26,896,710	31,316,362
0.13%, 02/15/51	30,592,201	34,709,743
Total Treasuries
(Cost $2,237,701,498)		2,394,064,929
Security	Number of Shares	Value ($)
Short-Term Investment 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	3,217,128	3,217,128
Total Short-Term Investment
(Cost $3,217,128)		3,217,128
(a)	The rate shown is the 7-day yield.

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Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$2,394,064,929	$—	$2,394,064,929
Short-Term Investment[1]	3,217,128	—	—	3,217,128
Total	$3,217,128	$2,394,064,929	$—	$2,397,282,057
[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Assets and Liabilities

As of August 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $2,240,918,626)		$2,397,282,057
Receivables:
Investments sold		14,905,449
Fund shares sold		3,571,350
Interest		2,488,735
Dividends	+	34
Total assets		2,418,247,625
Liabilities
Payables:
Investments bought		19,518,235
Investment adviser fees		100,113
Fund shares redeemed	+	1,337,640
Total liabilities		20,955,988
Net Assets
Total assets		2,418,247,625
Total liabilities	–	20,955,988
Net assets		$2,397,291,637
Net Assets by Source
Capital received from investors		2,194,324,362
Total distributable earnings		202,967,275

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,397,291,637		188,730,233		$12.70

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Operations

For the period September 1, 2020 through August 31, 2021
Investment Income (Loss)
Interest received from securities — unaffiliated		$89,981,970
Dividends received from securities — unaffiliated	+	359
Total investment income		89,982,329
Expenses
Investment adviser fees		922,144
Total expenses	–	922,144
Net investment income		89,060,185
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities — unaffiliated		1,484,103
Net change in unrealized appreciation (depreciation) on securities — unaffiliated	+	21,212,225
Net realized and unrealized gains		22,696,328
Increase in net assets resulting from operations		$111,756,513

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/20-8/31/21		9/1/19-8/31/20
Net investment income		$89,060,185	$11,518,578
Net realized gains		1,484,103	1,278,452
Net change in unrealized appreciation (depreciation)	+	21,212,225	89,469,313
Increase in net assets from operations		111,756,513	102,266,343
Distributions to Shareholders
Total distributions		($43,476,635)	($14,928,816)

Transactions in Fund Shares
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		112,727,113	$1,390,004,640	64,991,716	$758,806,135
Shares reinvested		2,679,572	32,957,366	1,092,527	12,302,672
Shares redeemed	+	(42,542,382)	(522,986,216)	(30,488,166)	(352,832,230)
Net transactions in fund shares		72,864,303	$899,975,790	35,596,077	$418,276,577
Shares Outstanding and Net Assets
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		115,865,930	$1,429,035,969	80,269,853	$923,421,865
Total increase	+	72,864,303	968,255,668	35,596,077	505,614,104
End of period		188,730,233	$2,397,291,637	115,865,930	$1,429,035,969

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Financial Statements
Financial Highlights
	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.84	$10.46	$9.78	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.18	0.25	0.28	0.25	0.12
Net realized and unrealized gains (losses)	(0.22)	0.40	0.69	(0.37)	0.17
Total from investment operations	(0.04)	0.65	0.97	(0.12)	0.29
Less distributions:
Distributions from net investment income	(0.22)	(0.27)	(0.29)	(0.26)	(0.13)
Distributions from net realized gains	(0.01)	—	—	—	—
Total distributions	(0.23)	(0.27)	(0.29)	(0.26)	(0.13)
Net asset value at end of period	$10.57	$10.84	$10.46	$9.78	$10.16
Total return	(0.30%)	6.33%	10.15%	(1.17%)	2.88% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04% [4]
Net investment income (loss)	1.66%	2.32%	2.86%	2.52%	2.32% [4]
Portfolio turnover rate[5]	56%	81%	91%	97%	39% [3],[6]
Net assets, end of period (x 1,000,000)	$5,510	$4,697	$2,971	$2,006	$1,445

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
6
Portfolio turnover rate excludes in-kind transactions.

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 26.1% of net assets

Financial Institutions 8.0%
Banking 5.5%
Ally Financial, Inc.
3.05%, 06/05/23 (a)	200,000	208,012
1.45%, 10/02/23 (a)	500,000	507,815
3.88%, 05/21/24 (a)	200,000	215,696
5.13%, 09/30/24	150,000	168,786
5.80%, 05/01/25 (a)	150,000	173,651
8.00%, 11/01/31	450,000	655,176
American Express Co.
2.65%, 12/02/22	200,000	206,070
3.40%, 02/27/23 (a)	450,000	469,300
3.70%, 08/03/23 (a)	500,000	530,465
3.40%, 02/22/24 (a)	200,000	213,386
2.50%, 07/30/24 (a)	350,000	368,697
3.00%, 10/30/24 (a)	450,000	482,067
4.20%, 11/06/25 (a)	150,000	170,274
3.13%, 05/20/26 (a)	150,000	163,845
4.05%, 12/03/42	150,000	182,457
American Express Credit Corp.
3.30%, 05/03/27 (a)	450,000	498,888
Australia & New Zealand Banking Group Ltd.
2.05%, 11/21/22	250,000	255,518
3.70%, 11/16/25	250,000	279,739
Banco Bilbao Vizcaya Argentaria S.A.
0.88%, 09/18/23	200,000	201,066
1.13%, 09/18/25	200,000	199,084
Banco Santander S.A.
3.13%, 02/23/23	200,000	207,652
3.85%, 04/12/23	200,000	210,626
2.71%, 06/27/24	200,000	211,374
0.70%, 06/30/24 (a)(b)	200,000	200,672
2.75%, 05/28/25	200,000	210,936
5.18%, 11/19/25	400,000	457,516
1.85%, 03/25/26	400,000	406,724
4.25%, 04/11/27	200,000	226,710
3.80%, 02/23/28	200,000	221,906
4.38%, 04/12/28	200,000	229,714
3.31%, 06/27/29	200,000	219,602
3.49%, 05/28/30	200,000	217,792
2.75%, 12/03/30	400,000	402,336
2.96%, 03/25/31	200,000	207,786
BancorpSouth Bank
4.13%, 11/20/29 (a)(b)	50,000	52,791
Bank of America Corp.
2.50%, 10/21/22 (a)	500,000	501,525
3.30%, 01/11/23	800,000	833,264
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.10%, 07/24/23	500,000	535,340
3.00%, 12/20/23 (a)(b)	1,150,000	1,187,398
4.13%, 01/22/24	500,000	542,675
3.55%, 03/05/24 (a)(b)	650,000	679,133
4.00%, 04/01/24	500,000	543,810
1.49%, 05/19/24 (a)(b)	200,000	203,350
0.52%, 06/14/24 (a)(b)	150,000	149,921
3.86%, 07/23/24 (a)(b)	450,000	477,171
4.20%, 08/26/24	650,000	713,037
0.81%, 10/24/24 (a)(b)	700,000	702,968
4.00%, 01/22/25	350,000	383,134
3.46%, 03/15/25 (a)(b)	450,000	480,667
3.95%, 04/21/25	450,000	493,047
0.98%, 04/22/25 (a)(b)	500,000	503,090
3.88%, 08/01/25	450,000	499,918
0.98%, 09/25/25 (a)(b)	750,000	752,595
3.09%, 10/01/25 (a)(b)	250,000	266,348
2.46%, 10/22/25 (a)(b)	350,000	366,775
3.37%, 01/23/26 (a)(b)	450,000	483,606
2.02%, 02/13/26 (a)(b)	250,000	257,465
4.45%, 03/03/26	600,000	677,214
3.50%, 04/19/26	500,000	550,825
1.32%, 06/19/26 (a)(b)	600,000	602,286
4.25%, 10/22/26	250,000	283,952
1.20%, 10/24/26 (a)(b)	700,000	697,466
1.66%, 03/11/27 (a)(b)	500,000	505,830
3.56%, 04/23/27 (a)(b)	750,000	822,915
1.73%, 07/22/27 (a)(b)	1,000,000	1,013,840
3.25%, 10/21/27 (a)	650,000	709,618
4.18%, 11/25/27 (a)	350,000	393,631
3.82%, 01/20/28 (a)(b)	400,000	445,524
3.71%, 04/24/28 (a)(b)	500,000	554,615
3.59%, 07/21/28 (a)(b)	400,000	442,596
3.42%, 12/20/28 (a)(b)	1,200,000	1,319,076
3.97%, 03/05/29 (a)(b)	500,000	563,950
2.09%, 06/14/29 (a)(b)	500,000	507,705
4.27%, 07/23/29 (a)(b)	550,000	632,241
3.97%, 02/07/30 (a)(b)	500,000	568,155
3.19%, 07/23/30 (a)(b)	400,000	432,968
2.88%, 10/22/30 (a)(b)	350,000	370,856
2.50%, 02/13/31 (a)(b)	800,000	823,576
2.59%, 04/29/31 (a)(b)	700,000	725,256
1.90%, 07/23/31 (a)(b)	600,000	588,156
1.92%, 10/24/31 (a)(b)	500,000	490,235
2.65%, 03/11/32 (a)(b)	500,000	518,695
2.69%, 04/22/32 (a)(b)	950,000	989,102
2.30%, 07/21/32 (a)(b)	750,000	755,025
6.11%, 01/29/37	400,000	551,384
4.24%, 04/24/38 (a)(b)	450,000	534,514
7.75%, 05/14/38	320,000	507,728
4.08%, 04/23/40 (a)(b)	350,000	412,702
2.68%, 06/19/41 (a)(b)	1,050,000	1,035,667
5.88%, 02/07/42	300,000	438,693

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.31%, 04/22/42 (a)(b)	750,000	811,230
5.00%, 01/21/44	450,000	604,822
4.88%, 04/01/44	100,000	132,366
4.75%, 04/21/45	100,000	127,428
4.44%, 01/20/48 (a)(b)	350,000	442,687
3.95%, 01/23/49 (a)(b)	200,000	235,942
4.33%, 03/15/50 (a)(b)	550,000	688,556
4.08%, 03/20/51 (a)(b)	1,200,000	1,452,600
2.83%, 10/24/51 (a)(b)	250,000	246,060
3.48%, 03/13/52 (a)(b)	250,000	277,922
2.97%, 07/21/52 (a)(b)	500,000	505,140
Bank of America NA
6.00%, 10/15/36	418,000	583,624
Bank of Montreal
2.35%, 09/11/22	250,000	255,563
2.55%, 11/06/22 (a)	250,000	256,343
0.45%, 12/08/23	100,000	100,115
3.30%, 02/05/24	250,000	266,750
2.50%, 06/28/24	200,000	210,562
0.63%, 07/09/24	250,000	250,028
1.85%, 05/01/25	350,000	361,893
0.95%, 01/22/27 (a)(b)	350,000	346,629
4.34%, 10/05/28 (a)(b)	250,000	267,440
3.80%, 12/15/32 (a)(b)	200,000	221,344
BankUnited, Inc.
4.88%, 11/17/25 (a)	100,000	113,911
5.13%, 06/11/30 (a)	100,000	116,907
Barclays Bank PLC
3.75%, 05/15/24	200,000	217,012
Barclays PLC
3.68%, 01/10/23 (a)	250,000	252,943
4.34%, 05/16/24 (a)(b)	200,000	212,306
4.38%, 09/11/24	200,000	218,514
1.01%, 12/10/24 (a)(b)	250,000	251,225
3.65%, 03/16/25	350,000	379,596
3.93%, 05/07/25 (a)(b)	600,000	646,746
4.38%, 01/12/26	500,000	562,805
2.85%, 05/07/26 (a)(b)	350,000	370,321
5.20%, 05/12/26	500,000	575,480
4.34%, 01/10/28 (a)	200,000	225,402
4.84%, 05/09/28 (a)	450,000	510,246
4.97%, 05/16/29 (a)(b)	250,000	294,147
5.09%, 06/20/30 (a)(b)	300,000	350,616
2.65%, 06/24/31 (a)(b)	300,000	306,333
2.67%, 03/10/32 (a)(b)	200,000	203,514
3.56%, 09/23/35 (a)(b)	350,000	367,489
3.81%, 03/10/42 (a)(b)	200,000	217,556
5.25%, 08/17/45	200,000	272,114
4.95%, 01/10/47	400,000	527,692
BBVA USA
3.88%, 04/10/25 (a)	250,000	275,570
BNP Paribas S.A.
3.25%, 03/03/23	95,000	99,366
4.25%, 10/15/24	200,000	219,594
BPCE S.A.
4.00%, 04/15/24	250,000	272,538
3.38%, 12/02/26	250,000	274,224
Canadian Imperial Bank of Commerce
0.95%, 06/23/23	250,000	252,355
3.50%, 09/13/23	350,000	372,330
0.50%, 12/14/23	200,000	199,864
3.10%, 04/02/24	200,000	212,472
2.25%, 01/28/25	200,000	209,030
0.95%, 10/23/25	200,000	199,854
1.25%, 06/22/26	150,000	150,051
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Capital One Bank USA NA
3.38%, 02/15/23	250,000	260,575
2.28%, 01/28/26 (a)(b)	350,000	364,231
Capital One Financial Corp.
3.20%, 01/30/23 (a)	250,000	259,440
2.60%, 05/11/23 (a)	250,000	258,908
3.50%, 06/15/23	250,000	263,453
3.90%, 01/29/24 (a)	150,000	161,139
3.75%, 04/24/24 (a)	400,000	430,692
3.30%, 10/30/24 (a)	500,000	537,765
3.20%, 02/05/25 (a)	250,000	268,963
4.20%, 10/29/25 (a)	250,000	278,887
3.75%, 07/28/26 (a)	250,000	276,650
3.75%, 03/09/27 (a)	400,000	447,720
3.65%, 05/11/27 (a)	250,000	279,192
3.80%, 01/31/28 (a)	200,000	224,748
Citibank NA
3.65%, 01/23/24 (a)	500,000	536,105
Citigroup, Inc.
2.70%, 10/27/22 (a)	150,000	153,930
3.38%, 03/01/23	200,000	209,096
3.50%, 05/15/23	350,000	367,685
3.88%, 10/25/23	150,000	161,255
1.68%, 05/15/24 (a)(b)	250,000	255,210
4.04%, 06/01/24 (a)(b)	150,000	159,158
3.75%, 06/16/24	100,000	108,513
4.00%, 08/05/24	150,000	163,158
0.78%, 10/30/24 (a)(b)	500,000	501,665
3.88%, 03/26/25	150,000	164,214
3.35%, 04/24/25 (a)(b)	650,000	693,101
3.30%, 04/27/25	300,000	325,518
0.98%, 05/01/25 (a)(b)	600,000	602,928
4.40%, 06/10/25	650,000	723,976
5.50%, 09/13/25	524,000	608,956
3.70%, 01/12/26	500,000	552,870
4.60%, 03/09/26	345,000	393,393
3.11%, 04/08/26 (a)(b)	800,000	855,680
3.40%, 05/01/26	250,000	274,068
3.20%, 10/21/26 (a)	850,000	925,658
4.30%, 11/20/26	150,000	170,193
1.12%, 01/28/27 (a)(b)	500,000	496,390
1.46%, 06/09/27 (a)(b)	400,000	400,876
4.45%, 09/29/27	680,000	779,654
3.89%, 01/10/28 (a)(b)	650,000	724,873
3.67%, 07/24/28 (a)(b)	550,000	609,851
4.13%, 07/25/28	450,000	509,238
3.52%, 10/27/28 (a)(b)	700,000	770,056
4.08%, 04/23/29 (a)(b)	450,000	510,691
3.98%, 03/20/30 (a)(b)	550,000	625,421
2.98%, 11/05/30 (a)(b)	300,000	319,659
2.67%, 01/29/31 (a)(b)	600,000	624,348
4.41%, 03/31/31 (a)(b)	800,000	938,864
2.57%, 06/03/31 (a)(b)	800,000	827,096
2.56%, 05/01/32 (a)(b)	650,000	669,636
6.63%, 06/15/32	200,000	273,888
5.88%, 02/22/33	100,000	131,806
6.00%, 10/31/33	150,000	200,403
6.13%, 08/25/36	100,000	139,695
3.88%, 01/24/39 (a)(b)	200,000	232,510
8.13%, 07/15/39	270,000	465,885
5.32%, 03/26/41 (a)(b)	450,000	609,930
5.88%, 01/30/42	130,000	188,555
6.68%, 09/13/43	200,000	312,122
5.30%, 05/06/44	200,000	271,434
4.65%, 07/30/45	180,000	234,740
4.75%, 05/18/46	430,000	553,552

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.28%, 04/24/48 (a)(b)	150,000	189,624
4.65%, 07/23/48 (a)	600,000	797,088
Citizens Bank NA
3.70%, 03/29/23 (a)	250,000	262,068
Citizens Financial Group, Inc.
2.85%, 07/27/26 (a)	150,000	160,497
3.25%, 04/30/30 (a)	250,000	272,733
2.64%, 09/30/32 (a)	200,000	203,948
Comerica, Inc.
3.70%, 07/31/23 (a)	200,000	212,004
4.00%, 02/01/29 (a)	250,000	289,340
Cooperatieve Rabobank UA
3.95%, 11/09/22	250,000	260,430
2.75%, 01/10/23	250,000	258,475
4.63%, 12/01/23	491,000	534,282
0.38%, 01/12/24	250,000	249,673
3.38%, 05/21/25	250,000	273,593
4.38%, 08/04/25	241,000	269,214
3.75%, 07/21/26	300,000	332,391
5.25%, 05/24/41	300,000	423,165
5.75%, 12/01/43	250,000	356,800
5.25%, 08/04/45	250,000	339,687
Credit Suisse AG
1.00%, 05/05/23	250,000	252,578
0.52%, 08/09/23	250,000	250,560
0.50%, 02/02/24	250,000	249,775
3.63%, 09/09/24	550,000	596,161
2.95%, 04/09/25	400,000	427,424
1.25%, 08/07/26	250,000	248,780
Credit Suisse Group AG
3.80%, 06/09/23	500,000	527,480
3.75%, 03/26/25	500,000	542,640
4.55%, 04/17/26	500,000	566,775
4.88%, 05/15/45	500,000	643,545
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	500,000	517,780
Credit Suisse USA, Inc.
7.13%, 07/15/32	150,000	217,017
Deutsche Bank AG
3.30%, 11/16/22	250,000	258,335
3.95%, 02/27/23	400,000	419,136
0.90%, 05/28/24	300,000	300,288
3.70%, 05/30/24	300,000	321,225
2.22%, 09/18/24 (a)(b)	350,000	359,236
3.96%, 11/26/25 (a)(b)	350,000	380,198
4.10%, 01/13/26	250,000	274,762
2.13%, 11/24/26 (a)(b)	500,000	510,835
Deutsche Bank AG/New York NY
3.55%, 09/18/31 (a)(b)	350,000	378,185
3.04%, 05/28/32 (a)(b)	300,000	309,621
Discover Bank
3.35%, 02/06/23 (a)	500,000	519,780
2.45%, 09/12/24 (a)	250,000	261,308
4.65%, 09/13/28 (a)	500,000	587,370
Discover Financial Services
3.85%, 11/21/22	400,000	416,732
3.75%, 03/04/25 (a)	150,000	163,040
4.10%, 02/09/27 (a)	150,000	168,867
Fifth Third Bancorp
1.63%, 05/05/23 (a)	175,000	178,479
3.65%, 01/25/24 (a)	250,000	267,470
2.38%, 01/28/25 (a)	250,000	261,740
2.55%, 05/05/27 (a)	200,000	212,306
3.95%, 03/14/28 (a)	250,000	288,250
8.25%, 03/01/38	250,000	421,215
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fifth Third Bank
3.85%, 03/15/26 (a)	200,000	222,580
2.25%, 02/01/27 (a)	250,000	262,753
First Horizon Bank
5.75%, 05/01/30 (a)	250,000	310,110
First Horizon Corp.
3.55%, 05/26/23 (a)	200,000	209,592
4.00%, 05/26/25 (a)	150,000	164,853
First Republic Bank
4.63%, 02/13/47 (a)	250,000	324,387
Goldman Sachs Capital l
6.35%, 02/15/34	150,000	213,161
HSBC Bank USA NA
5.88%, 11/01/34	250,000	331,022
7.00%, 01/15/39	250,000	392,837
HSBC Holdings PLC
3.60%, 05/25/23	400,000	422,016
3.03%, 11/22/23 (a)(b)	200,000	206,508
4.25%, 03/14/24	500,000	539,405
3.95%, 05/18/24 (a)(b)	400,000	422,944
3.80%, 03/11/25 (a)(b)	450,000	482,490
0.98%, 05/24/25 (a)(b)	500,000	500,525
4.25%, 08/18/25	200,000	221,290
2.63%, 11/07/25 (a)(b)	400,000	418,752
4.30%, 03/08/26	600,000	676,290
1.65%, 04/18/26 (a)(b)	625,000	632,912
3.90%, 05/25/26	650,000	722,995
2.10%, 06/04/26 (a)(b)	300,000	308,547
4.29%, 09/12/26 (a)(b)	400,000	444,488
4.38%, 11/23/26	309,000	348,017
1.59%, 05/24/27 (a)(b)	550,000	552,101
4.04%, 03/13/28 (a)(b)	400,000	446,352
2.01%, 09/22/28 (a)(b)	350,000	353,640
4.58%, 06/19/29 (a)(b)	600,000	693,642
2.21%, 08/17/29 (a)(b)	400,000	403,376
4.95%, 03/31/30	400,000	483,988
3.97%, 05/22/30 (a)(b)	650,000	729,917
2.85%, 06/04/31 (a)(b)	250,000	261,215
2.36%, 08/18/31 (a)(b)	450,000	452,362
7.63%, 05/17/32	200,000	283,972
2.80%, 05/24/32 (a)(b)	500,000	516,570
6.50%, 05/02/36	200,000	278,046
6.50%, 09/15/37	505,000	708,222
6.80%, 06/01/38	400,000	578,080
6.10%, 01/14/42	200,000	295,414
5.25%, 03/14/44	400,000	531,316
HSBC USA, Inc.
3.50%, 06/23/24	150,000	161,723
Huntington Bancshares, Inc.
2.63%, 08/06/24 (a)	200,000	210,510
2.55%, 02/04/30 (a)	200,000	210,632
2.49%, 08/15/36 (a)(b)(c)	250,000	250,688
ING Groep N.V.
4.10%, 10/02/23	300,000	322,146
3.55%, 04/09/24	200,000	215,000
3.95%, 03/29/27	200,000	225,374
1.73%, 04/01/27 (a)(b)	300,000	304,188
4.55%, 10/02/28	300,000	353,739
4.05%, 04/09/29	200,000	230,440
2.73%, 04/01/32 (a)(b)	200,000	208,224
JPMorgan Chase & Co.
3.25%, 09/23/22	580,000	598,792
2.97%, 01/15/23 (a)	500,000	505,030
3.20%, 01/25/23	563,000	586,303
3.38%, 05/01/23	450,000	471,672
2.70%, 05/18/23 (a)	300,000	311,181

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.88%, 02/01/24	250,000	270,240
0.70%, 03/16/24 (a)(b)	400,000	401,428
3.56%, 04/23/24 (a)(b)	250,000	262,623
3.63%, 05/13/24	250,000	270,343
1.51%, 06/01/24 (a)(b)	400,000	407,488
3.80%, 07/23/24 (a)(b)	450,000	477,576
3.88%, 09/10/24	700,000	762,083
0.65%, 09/16/24 (a)(b)	400,000	401,244
4.02%, 12/05/24 (a)(b)	450,000	483,556
3.13%, 01/23/25 (a)	745,000	798,014
0.56%, 02/16/25 (a)(b)	300,000	299,250
3.22%, 03/01/25 (a)(b)	250,000	265,270
0.82%, 06/01/25 (a)(b)	250,000	250,418
0.97%, 06/23/25 (a)(b)	500,000	501,810
3.90%, 07/15/25 (a)	450,000	496,179
0.77%, 08/09/25 (a)(b)	250,000	249,550
2.30%, 10/15/25 (a)(b)	600,000	624,720
2.01%, 03/13/26 (a)(b)	500,000	515,860
3.30%, 04/01/26 (a)	635,000	693,496
2.08%, 04/22/26 (a)(b)	700,000	723,240
3.20%, 06/15/26 (a)	250,000	272,245
2.95%, 10/01/26 (a)	550,000	593,147
1.05%, 11/19/26 (a)(b)	700,000	693,959
4.13%, 12/15/26	450,000	511,267
3.96%, 01/29/27 (a)(b)	500,000	556,630
1.04%, 02/04/27 (a)(b)	650,000	642,187
1.58%, 04/22/27 (a)(b)	750,000	757,177
8.00%, 04/29/27	150,000	201,228
4.25%, 10/01/27	250,000	287,202
3.63%, 12/01/27 (a)	150,000	165,048
3.78%, 02/01/28 (a)(b)	500,000	556,820
3.54%, 05/01/28 (a)(b)	450,000	496,143
2.18%, 06/01/28 (a)(b)	300,000	309,996
3.51%, 01/23/29 (a)(b)	550,000	608,096
4.01%, 04/23/29 (a)(b)	300,000	340,692
2.07%, 06/01/29 (a)(b)	450,000	456,444
4.20%, 07/23/29 (a)(b)	650,000	747,903
4.45%, 12/05/29 (a)(b)	450,000	526,576
3.70%, 05/06/30 (a)(b)	450,000	504,265
8.75%, 09/01/30	50,000	76,060
2.74%, 10/15/30 (a)(b)	750,000	790,395
4.49%, 03/24/31 (a)(b)	650,000	771,355
2.52%, 04/22/31 (a)(b)	750,000	777,547
2.96%, 05/13/31 (a)(b)	700,000	741,629
1.76%, 11/19/31 (a)(b)	250,000	242,620
1.95%, 02/04/32 (a)(b)	750,000	737,055
2.58%, 04/22/32 (a)(b)	700,000	724,514
6.40%, 05/15/38	650,000	964,840
3.88%, 07/24/38 (a)(b)	400,000	465,368
5.50%, 10/15/40	230,000	320,873
3.11%, 04/22/41 (a)(b)	250,000	263,958
5.60%, 07/15/41	350,000	492,919
2.53%, 11/19/41 (a)(b)	400,000	389,152
5.40%, 01/06/42	300,000	420,000
3.16%, 04/22/42 (a)(b)	400,000	425,872
5.63%, 08/16/43	250,000	352,890
4.85%, 02/01/44	100,000	133,130
4.95%, 06/01/45	450,000	602,023
4.26%, 02/22/48 (a)(b)	350,000	432,782
4.03%, 07/24/48 (a)(b)	250,000	298,705
3.96%, 11/15/48 (a)(b)	800,000	949,848
3.90%, 01/23/49 (a)(b)	400,000	469,704
3.11%, 04/22/51 (a)(b)	400,000	419,680
3.33%, 04/22/52 (a)(b)	750,000	816,532
KeyBank NA
2.30%, 09/14/22	250,000	255,368
3.38%, 03/07/23	250,000	261,515
1.25%, 03/10/23	250,000	253,588
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.42%, 01/03/24 (a)(b)	250,000	250,150
3.40%, 05/20/26	250,000	273,845
3.90%, 04/13/29	250,000	282,865
KeyCorp
4.15%, 10/29/25	150,000	168,744
4.10%, 04/30/28	150,000	173,714
2.55%, 10/01/29	150,000	158,169
Lloyds Bank PLC
3.50%, 05/14/25	200,000	217,376
Lloyds Banking Group PLC
4.05%, 08/16/23	400,000	427,224
2.91%, 11/07/23 (a)(b)	450,000	462,555
3.90%, 03/12/24	250,000	269,990
0.70%, 05/11/24 (a)(b)	200,000	200,720
4.50%, 11/04/24	200,000	220,962
4.45%, 05/08/25	200,000	224,032
3.87%, 07/09/25 (a)(b)	400,000	432,440
4.58%, 12/10/25	200,000	225,482
2.44%, 02/05/26 (a)(b)	200,000	208,536
4.65%, 03/24/26	524,000	594,143
3.75%, 01/11/27	400,000	443,668
4.38%, 03/22/28	300,000	345,441
4.55%, 08/16/28	200,000	233,746
3.57%, 11/07/28 (a)(b)	200,000	219,776
5.30%, 12/01/45	200,000	267,726
4.34%, 01/09/48	300,000	360,513
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (a)	250,000	267,348
Mitsubishi UFJ Financial Group, Inc.
3.46%, 03/02/23	250,000	261,695
3.76%, 07/26/23	250,000	265,890
3.41%, 03/07/24	550,000	588,208
2.80%, 07/18/24	200,000	211,528
0.85%, 09/15/24 (a)(b)	750,000	753,870
2.19%, 02/25/25	650,000	676,266
1.41%, 07/17/25	350,000	354,375
0.95%, 07/19/25 (a)(b)	400,000	401,668
3.85%, 03/01/26	550,000	614,042
2.76%, 09/13/26	200,000	213,340
3.68%, 02/22/27	200,000	223,602
1.54%, 07/20/27 (a)(b)	250,000	251,568
3.29%, 07/25/27	250,000	277,022
3.96%, 03/02/28	250,000	284,702
4.05%, 09/11/28	250,000	287,715
3.74%, 03/07/29	300,000	338,871
3.20%, 07/18/29	200,000	217,852
2.56%, 02/25/30	200,000	208,800
2.05%, 07/17/30	450,000	451,179
2.31%, 07/20/32 (a)(b)	400,000	403,976
4.15%, 03/07/39	300,000	361,119
3.75%, 07/18/39	200,000	230,404
Mizuho Financial Group, Inc.
2.60%, 09/11/22	250,000	255,975
1.24%, 07/10/24 (a)(b)	250,000	253,023
0.85%, 09/08/24 (a)(b)	375,000	376,789
3.92%, 09/11/24 (a)(b)	250,000	266,528
2.56%, 09/13/25 (a)(b)	200,000	209,788
2.23%, 05/25/26 (a)(b)	200,000	207,260
3.66%, 02/28/27	200,000	222,460
1.23%, 05/22/27 (a)(b)	250,000	247,998
1.55%, 07/09/27 (a)(b)	250,000	251,638
3.17%, 09/11/27	300,000	326,754
4.02%, 03/05/28	200,000	229,240
3.15%, 07/16/30 (a)(b)	200,000	216,264
2.87%, 09/13/30 (a)(b)	200,000	211,582
2.20%, 07/10/31 (a)(b)	250,000	250,875

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.98%, 09/08/31 (a)(b)	250,000	246,163
2.17%, 05/22/32 (a)(b)	250,000	249,193
2.26%, 07/09/32 (a)(b)	200,000	199,987
Morgan Stanley
4.88%, 11/01/22	250,000	262,860
3.13%, 01/23/23	350,000	363,517
3.75%, 02/25/23	500,000	525,025
4.10%, 05/22/23	600,000	636,282
0.56%, 11/10/23 (a)(b)	300,000	300,519
0.53%, 01/25/24 (a)(b)	750,000	750,757
0.73%, 04/05/24 (a)(b)	250,000	250,923
3.74%, 04/24/24 (a)(b)	800,000	842,224
3.88%, 04/29/24	750,000	812,295
3.70%, 10/23/24	500,000	544,640
0.79%, 01/22/25 (a)(b)	250,000	250,400
0.79%, 05/30/25 (a)(b)	500,000	499,160
2.72%, 07/22/25 (a)(b)	350,000	367,955
4.00%, 07/23/25	524,000	581,399
0.86%, 10/21/25 (a)(b)	750,000	750,495
5.00%, 11/24/25	324,000	373,170
3.88%, 01/27/26	500,000	557,575
2.19%, 04/28/26 (a)(b)	700,000	727,503
3.13%, 07/27/26	500,000	542,770
6.25%, 08/09/26	412,000	507,053
4.35%, 09/08/26	300,000	340,893
0.99%, 12/10/26 (a)(b)	500,000	494,175
3.63%, 01/20/27	450,000	500,724
3.95%, 04/23/27	500,000	561,990
1.59%, 05/04/27 (a)(b)	700,000	707,189
1.51%, 07/20/27 (a)(b)	500,000	502,280
3.59%, 07/22/28 (a)(b)	650,000	722,455
3.77%, 01/24/29 (a)(b)	650,000	727,506
4.43%, 01/23/30 (a)(b)	600,000	701,688
2.70%, 01/22/31 (a)(b)	750,000	786,322
3.62%, 04/01/31 (a)(b)	500,000	560,675
1.79%, 02/13/32 (a)(b)	600,000	581,634
7.25%, 04/01/32	330,000	483,255
1.93%, 04/28/32 (a)(b)	500,000	489,080
2.24%, 07/21/32 (a)(b)	750,000	752,580
3.97%, 07/22/38 (a)(b)	450,000	527,683
4.46%, 04/22/39 (a)(b)	250,000	310,105
3.22%, 04/22/42 (a)(b)	400,000	429,444
6.38%, 07/24/42	500,000	772,595
4.30%, 01/27/45	555,000	693,028
4.38%, 01/22/47	450,000	570,411
5.60%, 03/24/51 (a)(b)	550,000	831,094
2.80%, 01/25/52 (a)(b)	250,000	249,365
National Australia Bank Ltd.
2.88%, 04/12/23	250,000	260,383
3.38%, 01/14/26	250,000	275,684
2.50%, 07/12/26	500,000	534,495
National Bank of Canada
2.10%, 02/01/23	250,000	256,065
0.55%, 11/15/24 (a)(b)	250,000	249,660
Natwest Group PLC
3.88%, 09/12/23	400,000	425,656
6.00%, 12/19/23	550,000	612,909
2.36%, 05/22/24 (a)(b)	200,000	205,620
5.13%, 05/28/24	350,000	387,712
4.52%, 06/25/24 (a)(b)	200,000	213,564
4.27%, 03/22/25 (a)(b)	450,000	487,552
4.80%, 04/05/26	350,000	401,040
1.64%, 06/14/27 (a)(b)	300,000	301,269
3.07%, 05/22/28 (a)(b)	200,000	213,490
4.89%, 05/18/29 (a)(b)	500,000	588,515
3.75%, 11/01/29 (a)(b)	200,000	212,730
5.08%, 01/27/30 (a)(b)	200,000	239,590
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.45%, 05/08/30 (a)(b)	200,000	231,594
3.03%, 11/28/35 (a)(b)	250,000	251,608
Northern Trust Corp.
3.95%, 10/30/25	250,000	281,897
3.65%, 08/03/28 (a)	100,000	114,090
3.15%, 05/03/29 (a)	100,000	110,887
1.95%, 05/01/30 (a)	200,000	204,186
People's United Bank NA
4.00%, 07/15/24 (a)	250,000	267,933
PNC Bank NA
2.70%, 11/01/22 (a)	250,000	256,605
2.95%, 01/30/23 (a)	400,000	413,868
2.95%, 02/23/25 (a)	250,000	268,193
3.25%, 06/01/25 (a)	250,000	271,788
3.25%, 01/22/28 (a)	250,000	277,097
4.05%, 07/26/28	250,000	289,730
2.70%, 10/22/29	250,000	266,818
Regions Financial Corp.
2.25%, 05/18/25 (a)	200,000	208,952
1.80%, 08/12/28 (a)	250,000	249,953
7.38%, 12/10/37	100,000	154,977
Royal Bank of Canada
1.95%, 01/17/23	200,000	204,652
1.60%, 04/17/23	300,000	306,393
3.70%, 10/05/23	350,000	373,933
0.50%, 10/26/23	500,000	501,145
0.43%, 01/19/24	500,000	499,290
2.55%, 07/16/24	150,000	158,249
2.25%, 11/01/24	200,000	209,806
1.15%, 06/10/25	350,000	352,394
0.88%, 01/20/26	400,000	397,052
4.65%, 01/27/26	150,000	171,897
1.20%, 04/27/26	200,000	200,422
Santander Holdings USA, Inc.
3.40%, 01/18/23 (a)	200,000	207,356
3.50%, 06/07/24 (a)	200,000	213,478
3.45%, 06/02/25 (a)	200,000	214,810
4.50%, 07/17/25 (a)	300,000	332,514
3.24%, 10/05/26 (a)(c)	150,000	160,836
4.40%, 07/13/27 (a)	150,000	169,380
Santander UK Group Holdings PLC
3.37%, 01/05/24 (a)(b)	300,000	310,944
4.80%, 11/15/24 (a)(b)	200,000	217,498
1.09%, 03/15/25 (a)(b)	300,000	301,140
1.53%, 08/21/26 (a)(b)	400,000	401,924
1.67%, 06/14/27 (a)(b)	300,000	300,819
3.82%, 11/03/28 (a)(b)	250,000	276,185
Santander UK PLC
4.00%, 03/13/24	200,000	217,132
2.88%, 06/18/24	200,000	212,182
State Street Corp.
3.10%, 05/15/23	200,000	209,434
3.78%, 12/03/24 (a)(b)	200,000	214,976
3.30%, 12/16/24	300,000	326,016
2.35%, 11/01/25 (a)(b)	200,000	210,282
2.90%, 03/30/26 (a)(b)	200,000	213,678
2.65%, 05/19/26	250,000	268,528
4.14%, 12/03/29 (a)(b)	250,000	293,920
2.40%, 01/24/30	100,000	105,407
2.20%, 03/03/31	200,000	204,400
3.15%, 03/30/31 (a)(b)	100,000	110,808
Sumitomo Mitsui Banking Corp.
3.95%, 01/10/24	250,000	269,883

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sumitomo Mitsui Financial Group, Inc.
2.78%, 10/18/22	250,000	257,135
3.10%, 01/17/23	750,000	778,777
3.75%, 07/19/23	200,000	212,546
0.51%, 01/12/24	200,000	199,666
2.70%, 07/16/24	450,000	474,394
2.45%, 09/27/24	200,000	210,020
2.35%, 01/15/25	200,000	209,014
1.47%, 07/08/25	500,000	507,265
3.78%, 03/09/26	600,000	669,348
2.63%, 07/14/26	400,000	426,468
3.01%, 10/19/26	250,000	270,883
3.45%, 01/11/27	200,000	220,990
3.36%, 07/12/27	200,000	220,658
3.35%, 10/18/27	250,000	275,910
3.94%, 07/19/28	250,000	285,817
4.31%, 10/16/28	250,000	292,277
3.04%, 07/16/29	600,000	645,744
3.20%, 09/17/29	100,000	107,163
2.72%, 09/27/29	200,000	210,926
2.75%, 01/15/30	200,000	211,940
2.13%, 07/08/30	300,000	302,082
2.14%, 09/23/30	250,000	245,353
1.71%, 01/12/31	200,000	194,740
SVB Financial Group
3.13%, 06/05/30 (a)	200,000	216,770
1.80%, 02/02/31 (a)	100,000	96,828
Svenska Handelsbanken AB
3.90%, 11/20/23	250,000	269,848
Synchrony Financial
4.38%, 03/19/24 (a)	150,000	162,500
4.25%, 08/15/24 (a)	300,000	325,842
4.50%, 07/23/25 (a)	250,000	278,367
3.95%, 12/01/27 (a)	200,000	223,298
5.15%, 03/19/29 (a)	150,000	178,320
Synovus Financial Corp.
3.13%, 11/01/22 (a)	50,000	51,230
The Bank of New York Mellon Corp.
1.95%, 08/23/22	200,000	203,536
2.95%, 01/29/23 (a)	250,000	258,990
3.50%, 04/28/23	200,000	210,676
2.20%, 08/16/23 (a)	250,000	258,630
0.35%, 12/07/23 (a)	200,000	200,060
3.65%, 02/04/24 (a)	500,000	536,935
3.25%, 09/11/24 (a)	200,000	215,374
2.10%, 10/24/24	200,000	209,424
1.60%, 04/24/25 (a)	250,000	257,003
0.75%, 01/28/26 (a)	500,000	496,970
2.80%, 05/04/26 (a)	200,000	215,662
2.45%, 08/17/26 (a)	150,000	159,518
3.25%, 05/16/27 (a)	250,000	275,825
3.44%, 02/07/28 (a)(b)	150,000	166,115
3.85%, 04/28/28	600,000	693,180
3.00%, 10/30/28 (a)	150,000	164,831
The Bank of Nova Scotia
2.45%, 09/19/22	200,000	204,722
2.00%, 11/15/22	200,000	204,246
1.95%, 02/01/23	200,000	204,718
1.63%, 05/01/23	500,000	511,165
0.55%, 09/15/23	350,000	351,127
3.40%, 02/11/24	150,000	160,175
0.70%, 04/15/24	250,000	250,595
2.20%, 02/03/25	200,000	209,064
1.30%, 06/11/25	400,000	404,904
4.50%, 12/16/25	150,000	170,055
1.05%, 03/02/26	200,000	199,052
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.35%, 06/24/26	250,000	252,100
2.70%, 08/03/26	200,000	214,004
The Goldman Sachs Group, Inc.
3.63%, 01/22/23	400,000	418,432
0.48%, 01/27/23 (a)	500,000	500,170
3.20%, 02/23/23 (a)	350,000	363,737
0.63%, 11/17/23 (a)(b)	750,000	751,230
3.63%, 02/20/24 (a)	350,000	374,615
4.00%, 03/03/24	500,000	541,495
0.67%, 03/08/24 (a)(b)	250,000	250,423
3.85%, 07/08/24 (a)	724,000	782,912
0.66%, 09/10/24 (a)(b)	200,000	199,878
3.50%, 01/23/25 (a)	450,000	484,920
3.50%, 04/01/25 (a)	600,000	649,830
3.75%, 05/22/25 (a)	550,000	599,819
3.27%, 09/29/25 (a)(b)	450,000	482,332
4.25%, 10/21/25	500,000	558,150
0.86%, 02/12/26 (a)(b)	250,000	248,653
3.75%, 02/25/26 (a)	400,000	442,256
3.50%, 11/16/26 (a)	550,000	599,093
1.09%, 12/09/26 (a)(b)	500,000	496,550
5.95%, 01/15/27	157,000	191,311
3.85%, 01/26/27 (a)	600,000	663,942
1.43%, 03/09/27 (a)(b)	650,000	651,976
1.54%, 09/10/27 (a)(b)	600,000	602,880
3.69%, 06/05/28 (a)(b)	650,000	722,637
3.81%, 04/23/29 (a)(b)	450,000	504,603
4.22%, 05/01/29 (a)(b)	700,000	802,774
2.60%, 02/07/30 (a)	350,000	365,148
3.80%, 03/15/30 (a)	600,000	677,268
1.99%, 01/27/32 (a)(b)	500,000	490,690
2.62%, 04/22/32 (a)(b)	700,000	722,113
2.38%, 07/21/32 (a)(b)	900,000	910,413
6.13%, 02/15/33	150,000	203,817
6.45%, 05/01/36	100,000	141,705
6.75%, 10/01/37	1,200,000	1,750,884
4.02%, 10/31/38 (a)(b)	600,000	703,380
4.41%, 04/23/39 (a)(b)	300,000	368,445
6.25%, 02/01/41	500,000	743,160
3.21%, 04/22/42 (a)(b)	400,000	423,328
2.91%, 07/21/42 (a)(b)	350,000	354,627
4.80%, 07/08/44 (a)	350,000	457,716
5.15%, 05/22/45	400,000	537,184
4.75%, 10/21/45 (a)	500,000	660,785
The Huntington National Bank
3.55%, 10/06/23 (a)	250,000	265,738
The PNC Financial Services Group, Inc.
2.85%, 11/09/22	200,000	206,220
3.50%, 01/23/24 (a)	250,000	267,288
3.90%, 04/29/24 (a)	500,000	541,090
2.20%, 11/01/24 (a)	250,000	262,720
2.60%, 07/23/26 (a)	100,000	107,132
3.15%, 05/19/27 (a)	400,000	440,380
3.45%, 04/23/29 (a)	350,000	391,058
2.55%, 01/22/30 (a)	300,000	315,654
2.31%, 04/23/32 (a)(b)	200,000	206,252
The Toronto-Dominion Bank
1.90%, 12/01/22	250,000	255,323
0.25%, 01/06/23	200,000	200,088
0.30%, 06/02/23	250,000	249,905
0.75%, 06/12/23	400,000	403,024
3.50%, 07/19/23	250,000	265,150
0.45%, 09/11/23	400,000	400,588
3.25%, 03/11/24	200,000	213,680
2.65%, 06/12/24	200,000	211,474
1.15%, 06/12/25	250,000	252,373
0.75%, 09/11/25	400,000	397,160

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.75%, 01/06/26	200,000	198,178
1.20%, 06/03/26	250,000	251,738
3.63%, 09/15/31 (a)(b)	300,000	332,955
Truist Bank
3.69%, 08/02/24 (a)(b)	500,000	531,835
2.15%, 12/06/24 (a)	250,000	261,550
1.50%, 03/10/25 (a)	300,000	307,191
3.63%, 09/16/25 (a)	491,000	540,345
4.05%, 11/03/25 (a)	400,000	449,264
2.25%, 03/11/30 (a)	250,000	256,328
Truist Financial Corp.
2.20%, 03/16/23 (a)	250,000	257,023
3.75%, 12/06/23 (a)	100,000	107,260
2.50%, 08/01/24 (a)	300,000	316,227
2.85%, 10/26/24 (a)	300,000	320,436
4.00%, 05/01/25 (a)	200,000	221,862
1.20%, 08/05/25 (a)	200,000	202,744
1.27%, 03/02/27 (a)(b)	200,000	200,686
1.13%, 08/03/27 (a)	500,000	493,830
3.88%, 03/19/29 (a)	100,000	114,348
1.89%, 06/07/29 (a)(b)	250,000	253,380
1.95%, 06/05/30 (a)	200,000	203,330
US Bancorp
3.70%, 01/30/24 (a)	500,000	537,460
3.38%, 02/05/24 (a)	300,000	320,289
2.40%, 07/30/24 (a)	200,000	210,520
1.45%, 05/12/25 (a)	300,000	307,092
2.38%, 07/22/26 (a)	300,000	319,308
3.15%, 04/27/27 (a)	600,000	661,482
3.00%, 07/30/29 (a)	150,000	163,536
1.38%, 07/22/30 (a)	400,000	387,800
US Bank NA
2.85%, 01/23/23 (a)	250,000	258,588
2.80%, 01/27/25 (a)	250,000	266,958
US Bank NA/Cincinnati OH
3.40%, 07/24/23 (a)	250,000	264,200
2.05%, 01/21/25 (a)	250,000	260,948
Wachovia Corp.
5.50%, 08/01/35	330,000	432,076
Webster Financial Corp.
4.10%, 03/25/29 (a)	50,000	55,929
Wells Fargo & Co.
3.07%, 01/24/23 (a)	200,000	202,258
3.45%, 02/13/23	443,000	462,629
4.13%, 08/15/23	250,000	267,478
4.48%, 01/16/24	150,000	163,326
3.75%, 01/24/24 (a)	850,000	911,820
1.65%, 06/02/24 (a)(b)	500,000	511,355
3.30%, 09/09/24	424,000	456,826
3.00%, 02/19/25	600,000	640,224
0.81%, 05/19/25 (a)(b)	250,000	251,155
3.55%, 09/29/25	600,000	658,554
2.41%, 10/30/25 (a)(b)	650,000	679,438
2.16%, 02/11/26 (a)(b)	650,000	674,869
3.00%, 04/22/26	850,000	920,932
2.19%, 04/30/26 (a)(b)	500,000	519,540
4.10%, 06/03/26	550,000	618,062
3.00%, 10/23/26	850,000	919,513
3.20%, 06/17/27 (a)(b)	400,000	433,120
4.30%, 07/22/27	480,000	550,978
3.58%, 05/22/28 (a)(b)	700,000	776,923
2.39%, 06/02/28 (a)(b)	550,000	573,584
4.15%, 01/24/29 (a)	550,000	633,418
2.88%, 10/30/30 (a)(b)	750,000	797,820
2.57%, 02/11/31 (a)(b)	650,000	675,987
4.48%, 04/04/31 (a)(b)	600,000	712,722
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.95%, 12/15/36	200,000	280,296
3.07%, 04/30/41 (a)(b)	900,000	946,422
5.38%, 11/02/43	400,000	540,300
5.61%, 01/15/44	600,000	832,458
4.65%, 11/04/44	250,000	312,290
3.90%, 05/01/45	430,000	513,975
4.90%, 11/17/45	350,000	452,364
4.40%, 06/14/46	450,000	550,831
4.75%, 12/07/46	400,000	510,860
5.01%, 04/04/51 (a)(b)	1,100,000	1,533,048
Wells Fargo Bank NA
3.55%, 08/14/23 (a)	500,000	530,235
5.85%, 02/01/37	250,000	343,797
6.60%, 01/15/38	250,000	369,090
Westpac Banking Corp.
2.75%, 01/11/23	250,000	258,640
2.00%, 01/13/23	250,000	256,020
3.65%, 05/15/23	500,000	528,725
3.30%, 02/26/24	200,000	214,070
2.35%, 02/19/25	250,000	263,543
2.85%, 05/13/26	200,000	216,894
1.15%, 06/03/26	250,000	251,823
3.35%, 03/08/27	150,000	166,683
3.40%, 01/25/28	250,000	280,620
2.65%, 01/16/30	100,000	108,062
2.89%, 02/04/30 (a)(b)	200,000	208,286
2.15%, 06/03/31	250,000	256,080
4.32%, 11/23/31 (a)(b)	450,000	500,670
4.11%, 07/24/34 (a)(b)	250,000	276,410
2.67%, 11/15/35 (a)(b)	300,000	298,017
4.42%, 07/24/39	200,000	239,872
2.96%, 11/16/40	200,000	200,298
		301,753,163
Brokerage/Asset Managers/Exchanges 0.3%
Affiliated Managers Group, Inc.
4.25%, 02/15/24	100,000	108,610
3.30%, 06/15/30 (a)	150,000	162,899
Ameriprise Financial, Inc.
4.00%, 10/15/23	250,000	268,820
3.00%, 04/02/25 (a)	100,000	106,821
2.88%, 09/15/26 (a)	200,000	215,672
BGC Partners, Inc.
5.38%, 07/24/23	100,000	107,738
3.75%, 10/01/24 (a)	100,000	106,404
BlackRock, Inc.
3.50%, 03/18/24	424,000	457,284
3.25%, 04/30/29 (a)	150,000	167,348
2.40%, 04/30/30 (a)	200,000	210,118
1.90%, 01/28/31 (a)	250,000	252,195
Brookfield Asset Management, Inc.
4.00%, 01/15/25 (a)	150,000	164,231
Brookfield Finance, Inc.
4.00%, 04/01/24 (a)	100,000	107,913
4.25%, 06/02/26 (a)	100,000	112,918
3.90%, 01/25/28 (a)	150,000	168,873
4.85%, 03/29/29 (a)	400,000	477,984
4.35%, 04/15/30 (a)	150,000	175,398
4.70%, 09/20/47 (a)	100,000	124,131
3.45%, 04/15/50 (a)	100,000	104,843
3.50%, 03/30/51 (a)	250,000	265,297
Cboe Global Markets, Inc.
3.65%, 01/12/27 (a)	100,000	111,566
1.63%, 12/15/30 (a)	200,000	194,796

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
CI Financial Corp.
3.20%, 12/17/30 (a)	200,000	208,358
4.10%, 06/15/51 (a)	150,000	162,513
CME Group, Inc.
3.00%, 09/15/22	200,000	205,662
3.00%, 03/15/25 (a)	400,000	428,684
5.30%, 09/15/43 (a)	200,000	287,752
E*TRADE Financial Corp.
2.95%, 08/24/22 (a)	100,000	102,449
3.80%, 08/24/27 (a)	150,000	168,069
4.50%, 06/20/28 (a)	100,000	116,423
Eaton Vance Corp.
3.63%, 06/15/23	100,000	105,455
3.50%, 04/06/27 (a)	200,000	218,940
Franklin Resources, Inc.
2.85%, 03/30/25	100,000	106,957
1.60%, 10/30/30 (a)	150,000	145,089
Intercontinental Exchange, Inc.
2.35%, 09/15/22 (a)	200,000	203,906
0.70%, 06/15/23	200,000	200,920
3.45%, 09/21/23 (a)	100,000	105,928
3.75%, 12/01/25 (a)	250,000	276,325
3.10%, 09/15/27 (a)	100,000	109,285
3.75%, 09/21/28 (a)	400,000	452,024
2.10%, 06/15/30 (a)	250,000	251,162
1.85%, 09/15/32 (a)	250,000	241,515
2.65%, 09/15/40 (a)	250,000	244,555
4.25%, 09/21/48 (a)	150,000	183,720
3.00%, 06/15/50 (a)	400,000	405,416
3.00%, 09/15/60 (a)	250,000	248,230
Invesco Finance PLC
3.75%, 01/15/26	230,000	254,603
5.38%, 11/30/43	100,000	134,077
Jefferies Group LLC
5.13%, 01/20/23	150,000	159,279
6.45%, 06/08/27	100,000	125,355
2.75%, 10/15/32 (a)	100,000	102,321
6.25%, 01/15/36	100,000	135,750
6.50%, 01/20/43	100,000	140,074
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/27	500,000	582,960
4.15%, 01/23/30	200,000	226,892
Lazard Group LLC
4.50%, 09/19/28 (a)	150,000	174,429
4.38%, 03/11/29 (a)	200,000	229,794
Legg Mason, Inc.
4.75%, 03/15/26	150,000	173,737
5.63%, 01/15/44	75,000	106,925
Nasdaq, Inc.
0.45%, 12/21/22 (a)	250,000	250,062
3.85%, 06/30/26 (a)	150,000	167,781
2.50%, 12/21/40 (a)	250,000	235,042
3.25%, 04/28/50 (a)	100,000	102,864
Nomura Holdings, Inc.
2.65%, 01/16/25	200,000	209,620
1.85%, 07/16/25	400,000	408,660
1.65%, 07/14/26	200,000	200,398
2.17%, 07/14/28	200,000	200,368
3.10%, 01/16/30	400,000	422,596
2.68%, 07/16/30	300,000	306,645
2.61%, 07/14/31	200,000	202,312
Raymond James Financial, Inc.
4.65%, 04/01/30 (a)	100,000	120,257
4.95%, 07/15/46	150,000	197,148
3.75%, 04/01/51 (a)	150,000	169,953
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Stifel Financial Corp.
4.25%, 07/18/24	100,000	109,530
4.00%, 05/15/30 (a)	150,000	168,210
TD Ameritrade Holding Corp.
3.75%, 04/01/24 (a)(d)	50,000	53,990
3.63%, 04/01/25 (a)(d)	100,000	109,256
3.30%, 04/01/27 (a)(d)	100,000	110,396
2.75%, 10/01/29 (a)(d)	100,000	107,222
The Charles Schwab Corp.
2.65%, 01/25/23 (a)(d)	150,000	154,670
3.55%, 02/01/24 (a)(d)	100,000	107,332
0.75%, 03/18/24 (a)(d)	250,000	251,702
4.20%, 03/24/25 (a)(d)	100,000	111,511
3.85%, 05/21/25 (a)(d)	150,000	165,626
0.90%, 03/11/26 (a)(d)	250,000	249,300
1.15%, 05/13/26 (a)(d)	200,000	201,410
3.20%, 03/02/27 (a)(d)	100,000	109,889
3.20%, 01/25/28 (a)(d)	100,000	110,264
2.00%, 03/20/28 (a)(d)	150,000	154,758
4.00%, 02/01/29 (a)(d)	100,000	115,666
3.25%, 05/22/29 (a)(d)	100,000	110,773
4.63%, 03/22/30 (a)(d)	100,000	122,280
1.65%, 03/11/31 (a)(d)	100,000	97,913
2.30%, 05/13/31 (a)(d)	100,000	103,370
		17,916,166
Finance Companies 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.30%, 01/23/23 (a)	150,000	154,914
4.13%, 07/03/23 (a)	150,000	158,376
4.50%, 09/15/23 (a)	250,000	266,940
4.88%, 01/16/24 (a)	300,000	325,239
3.15%, 02/15/24 (a)	300,000	313,779
3.50%, 01/15/25 (a)	150,000	158,915
6.50%, 07/15/25 (a)	300,000	350,622
4.45%, 10/01/25 (a)	150,000	164,526
4.45%, 04/03/26 (a)	150,000	164,673
3.65%, 07/21/27 (a)	250,000	266,135
4.63%, 10/15/27 (a)	350,000	390,435
Air Lease Corp.
2.25%, 01/15/23	200,000	204,732
2.75%, 01/15/23 (a)	100,000	102,866
3.00%, 09/15/23 (a)	300,000	312,765
0.70%, 02/15/24 (a)	250,000	249,227
4.25%, 09/15/24 (a)	150,000	163,296
2.30%, 02/01/25 (a)	100,000	103,392
3.25%, 03/01/25 (a)	150,000	159,470
3.38%, 07/01/25 (a)	125,000	133,970
2.88%, 01/15/26 (a)	400,000	420,684
3.75%, 06/01/26 (a)	150,000	163,938
1.88%, 08/15/26 (a)	250,000	250,880
3.63%, 04/01/27 (a)	150,000	162,156
3.63%, 12/01/27 (a)	250,000	270,547
4.63%, 10/01/28 (a)	100,000	113,691
3.25%, 10/01/29 (a)	100,000	104,788
3.00%, 02/01/30 (a)	100,000	102,390
3.13%, 12/01/30 (a)	150,000	154,395
Aircastle Ltd.
4.40%, 09/25/23 (a)	150,000	160,097
4.13%, 05/01/24 (a)	100,000	106,659
4.25%, 06/15/26 (a)	300,000	330,057
Ares Capital Corp.
4.20%, 06/10/24 (a)	250,000	268,900
4.25%, 03/01/25 (a)	100,000	108,096
3.25%, 07/15/25 (a)	250,000	264,177
3.88%, 01/15/26 (a)	450,000	484,821

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.15%, 07/15/26 (a)	150,000	151,094
2.88%, 06/15/28 (a)	200,000	204,056
FS KKR Capital Corp.
4.63%, 07/15/24 (a)	100,000	107,961
4.13%, 02/01/25 (a)	100,000	106,466
3.40%, 01/15/26 (a)	200,000	209,100
GATX Corp.
3.25%, 09/15/26 (a)	200,000	216,220
3.85%, 03/30/27 (a)	150,000	165,864
3.50%, 03/15/28 (a)	150,000	165,812
4.70%, 04/01/29 (a)	150,000	176,361
1.90%, 06/01/31 (a)	100,000	96,324
3.10%, 06/01/51 (a)	100,000	96,163
GE Capital Funding LLC
3.45%, 05/15/25 (a)	550,000	596,288
4.05%, 05/15/27 (a)	200,000	226,384
4.40%, 05/15/30 (a)	500,000	586,660
4.55%, 05/15/32 (a)	250,000	300,550
GE Capital International Funding Co.
3.37%, 11/15/25	500,000	546,925
4.42%, 11/15/35	2,305,000	2,802,649
Goldman Sachs BDC, Inc.
3.75%, 02/10/25 (a)	50,000	53,444
2.88%, 01/15/26 (a)	150,000	155,355
Golub Capital BDC, Inc.
2.50%, 08/24/26 (a)	250,000	254,427
Main Street Capital Corp.
5.20%, 05/01/24	50,000	54,310
3.00%, 07/14/26 (a)	100,000	103,269
Oaktree Specialty Lending Corp.
3.50%, 02/25/25 (a)	50,000	52,607
2.70%, 01/15/27 (a)	50,000	50,576
Owl Rock Capital Corp.
5.25%, 04/15/24 (a)	100,000	109,553
3.75%, 07/22/25 (a)	100,000	105,808
4.25%, 01/15/26 (a)	250,000	269,790
3.40%, 07/15/26 (a)	200,000	209,440
2.88%, 06/11/28 (a)	150,000	150,869
Prospect Capital Corp.
3.36%, 11/15/26 (a)	200,000	203,418
Sixth Street Specialty Lending, Inc.
2.50%, 08/01/26 (a)	100,000	101,554
		16,239,845
Financial Other 0.0%
Blackstone Secured Lending Fund
3.65%, 07/14/23	150,000	156,668
2.75%, 09/16/26 (a)	200,000	206,272
ORIX Corp.
4.05%, 01/16/24	100,000	107,826
3.25%, 12/04/24	200,000	215,418
3.70%, 07/18/27	100,000	112,193
2.25%, 03/09/31	100,000	101,620
The Andrew W Mellon Foundation
0.95%, 08/01/27 (a)	250,000	246,822
		1,146,819
Insurance 1.2%
Aegon NV
5.50%, 04/11/48 (a)(b)	200,000	235,198
Aetna, Inc.
2.75%, 11/15/22 (a)	100,000	102,270
2.80%, 06/15/23 (a)	450,000	466,978
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.50%, 11/15/24 (a)	100,000	107,801
6.63%, 06/15/36	100,000	146,044
6.75%, 12/15/37	150,000	223,389
4.13%, 11/15/42 (a)	100,000	116,524
4.75%, 03/15/44 (a)	150,000	189,087
3.88%, 08/15/47 (a)	250,000	283,922
Aflac, Inc.
3.63%, 11/15/24	100,000	109,424
1.13%, 03/15/26 (a)	200,000	201,288
2.88%, 10/15/26 (a)	100,000	108,449
3.60%, 04/01/30 (a)	250,000	284,245
4.75%, 01/15/49 (a)	200,000	268,402
Alleghany Corp.
3.63%, 05/15/30 (a)	200,000	223,084
3.25%, 08/15/51 (a)	100,000	102,317
Allied World Assurance Co., Holdings Ltd.
4.35%, 10/29/25 (a)	100,000	109,479
American Equity Investment Life Holding Co.
5.00%, 06/15/27 (a)	90,000	102,974
American Financial Group, Inc.
3.50%, 08/15/26 (a)	150,000	164,297
4.50%, 06/15/47 (a)	100,000	124,859
American International Group, Inc.
4.13%, 02/15/24	200,000	216,726
2.50%, 06/30/25 (a)	350,000	368,315
3.75%, 07/10/25 (a)	200,000	219,468
3.90%, 04/01/26 (a)	350,000	389,130
4.20%, 04/01/28 (a)	150,000	172,664
4.25%, 03/15/29 (a)	100,000	115,808
3.40%, 06/30/30 (a)	350,000	385,336
3.88%, 01/15/35 (a)	228,000	261,231
6.25%, 05/01/36	280,000	394,699
4.50%, 07/16/44 (a)	545,000	676,356
4.80%, 07/10/45 (a)	100,000	129,330
4.75%, 04/01/48 (a)	200,000	261,226
5.75%, 04/01/48 (a)(b)	100,000	115,532
4.38%, 06/30/50 (a)	200,000	251,558
4.38%, 01/15/55 (a)	250,000	313,742
8.18%, 05/15/58 (a)(b)	100,000	149,125
Anthem, Inc.
2.95%, 12/01/22 (a)	200,000	206,130
3.30%, 01/15/23	330,000	343,180
3.50%, 08/15/24 (a)	195,000	209,459
3.35%, 12/01/24 (a)	100,000	108,007
2.38%, 01/15/25 (a)	175,000	183,204
3.65%, 12/01/27 (a)	500,000	560,350
4.10%, 03/01/28 (a)	150,000	171,648
2.88%, 09/15/29 (a)	250,000	266,995
2.25%, 05/15/30 (a)	200,000	203,820
2.55%, 03/15/31 (a)	200,000	208,244
6.38%, 06/15/37	250,000	360,417
4.63%, 05/15/42	200,000	250,606
4.65%, 01/15/43	150,000	188,679
5.10%, 01/15/44	150,000	198,534
4.65%, 08/15/44 (a)	300,000	379,302
4.38%, 12/01/47 (a)	250,000	310,175
4.55%, 03/01/48 (a)	150,000	190,091
3.70%, 09/15/49 (a)	200,000	226,244
3.13%, 05/15/50 (a)	200,000	208,792
3.60%, 03/15/51 (a)	200,000	224,808
Aon Corp.
4.50%, 12/15/28 (a)	150,000	175,916
3.75%, 05/02/29 (a)	150,000	169,443
2.80%, 05/15/30 (a)	200,000	212,118
2.05%, 08/23/31 (a)	200,000	199,044
2.90%, 08/23/51 (a)	100,000	98,738

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Aon PLC
3.50%, 06/14/24 (a)	300,000	321,828
3.88%, 12/15/25 (a)	200,000	221,776
4.60%, 06/14/44 (a)	150,000	190,386
4.75%, 05/15/45 (a)	100,000	129,275
Arch Capital Finance LLC
4.01%, 12/15/26 (a)	150,000	170,339
5.03%, 12/15/46 (a)	100,000	133,699
Arch Capital Group Ltd.
3.64%, 06/30/50 (a)	250,000	278,865
Arch Capital Group US, Inc.
5.14%, 11/01/43	185,000	247,499
Arthur J Gallagher & Co.
3.50%, 05/20/51 (a)	150,000	163,224
Aspen Insurance Holdings Ltd.
4.65%, 11/15/23	100,000	108,407
Assurant, Inc.
4.20%, 09/27/23 (a)	150,000	160,413
3.70%, 02/22/30 (a)	100,000	110,154
Assured Guaranty US Holdings, Inc.
3.15%, 06/15/31 (a)	200,000	213,384
Athene Holding Ltd.
4.13%, 01/12/28 (a)	250,000	281,305
6.15%, 04/03/30 (a)	100,000	127,701
3.50%, 01/15/31 (a)	100,000	108,886
3.95%, 05/25/51 (a)	100,000	113,497
AXA S.A.
8.60%, 12/15/30	250,000	379,022
AXIS Specialty Finance LLC
3.90%, 07/15/29 (a)	100,000	111,280
4.90%, 01/15/40 (a)(b)	50,000	53,535
Berkshire Hathaway Finance Corp.
1.85%, 03/12/30 (a)	100,000	101,500
1.45%, 10/15/30 (a)	150,000	146,921
5.75%, 01/15/40	250,000	365,050
4.30%, 05/15/43	300,000	376,590
4.20%, 08/15/48 (a)	600,000	752,400
4.25%, 01/15/49 (a)	350,000	441,535
2.85%, 10/15/50 (a)	300,000	303,507
2.50%, 01/15/51 (a)	100,000	94,887
Berkshire Hathaway, Inc.
2.75%, 03/15/23 (a)	430,000	444,727
3.13%, 03/15/26 (a)	550,000	602,112
4.50%, 02/11/43	100,000	128,858
Brighthouse Financial, Inc.
3.70%, 06/22/27 (a)	250,000	274,622
5.63%, 05/15/30 (a)	150,000	182,955
4.70%, 06/22/47 (a)	250,000	284,032
Brown & Brown, Inc.
4.20%, 09/15/24 (a)	100,000	109,363
2.38%, 03/15/31 (a)	250,000	253,022
Chubb INA Holdings, Inc.
2.70%, 03/13/23	300,000	311,010
3.15%, 03/15/25	150,000	162,126
3.35%, 05/03/26 (a)	400,000	440,020
1.38%, 09/15/30 (a)	400,000	384,408
4.15%, 03/13/43	400,000	494,980
4.35%, 11/03/45 (a)	250,000	321,405
Cincinnati Financial Corp.
6.13%, 11/01/34	250,000	347,692
CNA Financial Corp.
3.95%, 05/15/24 (a)	100,000	107,931
4.50%, 03/01/26 (a)	150,000	170,103
3.45%, 08/15/27 (a)	150,000	166,034
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.90%, 05/01/29 (a)	100,000	113,042
2.05%, 08/15/30 (a)	150,000	149,277
CNO Financial Group, Inc.
5.25%, 05/30/29 (a)	150,000	178,617
Enstar Group Ltd.
4.95%, 06/01/29 (a)	100,000	114,822
Equitable Holdings, Inc.
3.90%, 04/20/23 (a)	97,000	102,165
4.35%, 04/20/28 (a)	350,000	402,584
5.00%, 04/20/48 (a)	350,000	456,018
Everest Reinsurance Holdings, Inc.
4.87%, 06/01/44	100,000	129,328
3.50%, 10/15/50 (a)	250,000	272,555
Fairfax Financial Holdings Ltd.
4.85%, 04/17/28 (a)	100,000	115,309
4.63%, 04/29/30 (a)	200,000	229,500
Fidelity National Financial, Inc.
3.40%, 06/15/30 (a)	250,000	271,220
2.45%, 03/15/31 (a)	250,000	250,982
First American Financial Corp.
4.00%, 05/15/30 (a)	100,000	111,938
2.40%, 08/15/31 (a)	100,000	98,841
Globe Life, Inc.
4.55%, 09/15/28 (a)	100,000	117,828
2.15%, 08/15/30 (a)	250,000	250,812
Humana, Inc.
0.65%, 08/03/23 (a)	200,000	200,132
3.85%, 10/01/24 (a)	156,000	169,212
4.50%, 04/01/25 (a)	200,000	223,262
1.35%, 02/03/27 (a)	150,000	148,930
3.95%, 03/15/27 (a)	300,000	337,455
3.13%, 08/15/29 (a)	150,000	162,251
4.88%, 04/01/30 (a)	100,000	121,302
2.15%, 02/03/32 (a)	150,000	149,808
4.95%, 10/01/44 (a)	100,000	131,159
4.80%, 03/15/47 (a)	100,000	129,270
3.95%, 08/15/49 (a)	250,000	293,777
Kemper Corp.
4.35%, 02/15/25 (a)	100,000	109,421
2.40%, 09/30/30 (a)	150,000	151,340
Lincoln National Corp.
3.63%, 12/12/26 (a)	150,000	166,526
3.80%, 03/01/28 (a)	250,000	281,040
3.05%, 01/15/30 (a)	100,000	107,989
3.40%, 01/15/31 (a)	150,000	165,213
7.00%, 06/15/40	100,000	156,042
4.38%, 06/15/50 (a)(e)	200,000	247,334
Loews Corp.
2.63%, 05/15/23 (a)	200,000	206,610
3.20%, 05/15/30 (a)	100,000	109,137
4.13%, 05/15/43 (a)	100,000	120,687
Manulife Financial Corp.
4.15%, 03/04/26	200,000	225,894
2.48%, 05/19/27 (a)	200,000	211,672
4.06%, 02/24/32 (a)(b)	250,000	275,517
Markel Corp.
3.50%, 11/01/27 (a)	150,000	166,052
3.35%, 09/17/29 (a)	100,000	110,337
5.00%, 04/05/46	200,000	262,962
4.30%, 11/01/47 (a)	150,000	180,957
4.15%, 09/17/50 (a)	100,000	118,780
Marsh & McLennan Cos., Inc.
3.88%, 03/15/24 (a)	300,000	323,877
3.50%, 06/03/24 (a)	150,000	160,832

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.50%, 03/10/25 (a)	200,000	217,120
3.75%, 03/14/26 (a)	150,000	166,641
4.38%, 03/15/29 (a)	250,000	294,040
2.25%, 11/15/30 (a)	190,000	194,991
5.88%, 08/01/33	100,000	136,458
4.75%, 03/15/39 (a)	150,000	194,558
4.35%, 01/30/47 (a)	100,000	127,589
4.20%, 03/01/48 (a)	150,000	187,973
4.90%, 03/15/49 (a)	250,000	345,042
Mercury General Corp.
4.40%, 03/15/27 (a)	100,000	113,544
MetLife, Inc.
4.37%, 09/15/23	250,000	269,950
3.60%, 04/10/24	250,000	269,772
3.60%, 11/13/25 (a)	300,000	331,179
4.55%, 03/23/30 (a)	200,000	240,960
6.38%, 06/15/34	200,000	287,820
5.70%, 06/15/35	250,000	348,117
6.40%, 12/15/36 (a)	230,000	295,320
10.75%, 08/01/39 (a)(b)	75,000	133,161
5.88%, 02/06/41	150,000	217,275
4.13%, 08/13/42	200,000	242,516
4.88%, 11/13/43	150,000	200,977
4.72%, 12/15/44	100,000	132,194
4.05%, 03/01/45	350,000	425,589
4.60%, 05/13/46 (a)	100,000	131,714
Nationwide Financial Services, Inc.
6.75%, 05/15/37 (b)	40,000	49,404
Old Republic International Corp.
3.88%, 08/26/26 (a)	150,000	167,897
3.85%, 06/11/51 (a)	150,000	164,597
PartnerRe Finance B LLC
3.70%, 07/02/29 (a)	100,000	112,147
Principal Financial Group, Inc.
3.10%, 11/15/26 (a)	250,000	271,695
3.70%, 05/15/29 (a)	150,000	169,620
2.13%, 06/15/30 (a)	250,000	252,545
4.30%, 11/15/46 (a)	237,000	293,780
Prudential Financial, Inc.
1.50%, 03/10/26 (a)	150,000	153,038
3.88%, 03/27/28 (a)	97,000	111,498
2.10%, 03/10/30 (a)	200,000	204,626
6.63%, 12/01/37	350,000	520,478
3.00%, 03/10/40 (a)	250,000	262,545
5.88%, 09/15/42 (a)(b)	150,000	157,598
5.63%, 06/15/43 (a)(b)	330,000	353,080
5.20%, 03/15/44 (a)(b)	100,000	107,933
4.60%, 05/15/44	300,000	387,294
5.38%, 05/15/45 (a)(b)	150,000	166,760
4.50%, 09/15/47 (a)(b)	100,000	109,686
3.91%, 12/07/47 (a)	350,000	415,723
5.70%, 09/15/48 (a)(b)	150,000	176,762
3.94%, 12/07/49 (a)	100,000	119,880
4.35%, 02/25/50 (a)	150,000	192,383
3.70%, 10/01/50 (a)(b)	200,000	211,394
3.70%, 03/13/51 (a)	200,000	233,604
Prudential PLC
3.13%, 04/14/30	200,000	218,580
Reinsurance Group of America, Inc.
3.90%, 05/15/29 (a)	200,000	226,144
3.15%, 06/15/30 (a)	200,000	215,438
RenaissanceRe Holdings Ltd.
3.60%, 04/15/29 (a)	150,000	166,809
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Allstate Corp.
3.15%, 06/15/23	100,000	105,015
0.75%, 12/15/25 (a)	150,000	149,160
3.28%, 12/15/26 (a)	150,000	165,906
5.35%, 06/01/33	250,000	327,042
5.55%, 05/09/35	150,000	205,756
4.50%, 06/15/43	200,000	257,192
4.20%, 12/15/46 (a)	100,000	125,602
3.85%, 08/10/49 (a)	100,000	121,193
5.75%, 08/15/53 (a)(b)	290,000	314,981
The Chubb Corp.
6.50%, 05/15/38	100,000	153,368
The Hanover Insurance Group, Inc.
2.50%, 09/01/30 (a)	200,000	203,488
The Hartford Financial Services Group, Inc.
2.80%, 08/19/29 (a)	150,000	159,555
6.10%, 10/01/41	230,000	332,019
4.40%, 03/15/48 (a)	100,000	125,276
3.60%, 08/19/49 (a)	100,000	112,154
The Progressive Corp.
2.45%, 01/15/27	200,000	213,888
4.00%, 03/01/29 (a)	150,000	173,718
3.20%, 03/26/30 (a)	100,000	110,744
6.25%, 12/01/32	150,000	209,409
3.70%, 01/26/45	200,000	233,700
4.20%, 03/15/48 (a)	250,000	316,010
3.95%, 03/26/50 (a)	100,000	123,725
The Travelers Cos., Inc.
6.75%, 06/20/36	150,000	229,417
5.35%, 11/01/40	100,000	141,536
4.60%, 08/01/43	200,000	265,784
4.00%, 05/30/47 (a)	300,000	369,474
4.10%, 03/04/49 (a)	100,000	127,177
2.55%, 04/27/50 (a)	400,000	392,348
3.05%, 06/08/51 (a)	200,000	214,962
Transatlantic Holdings, Inc.
8.00%, 11/30/39	100,000	157,015
UnitedHealth Group, Inc.
2.38%, 10/15/22	150,000	153,579
2.75%, 02/15/23 (a)	195,000	200,908
3.50%, 02/15/24	150,000	160,982
0.55%, 05/15/24 (a)	250,000	249,668
3.75%, 07/15/25	480,000	533,453
1.25%, 01/15/26	150,000	152,007
3.10%, 03/15/26	200,000	218,624
1.15%, 05/15/26 (a)	200,000	201,538
3.38%, 04/15/27	250,000	278,235
2.95%, 10/15/27	500,000	548,100
3.85%, 06/15/28	250,000	286,805
3.88%, 12/15/28	150,000	173,124
2.88%, 08/15/29	200,000	217,316
2.00%, 05/15/30	250,000	254,652
2.30%, 05/15/31 (a)	300,000	310,899
4.63%, 07/15/35	200,000	254,394
5.80%, 03/15/36	393,000	557,050
6.63%, 11/15/37	250,000	383,047
6.88%, 02/15/38	250,000	390,162
3.50%, 08/15/39 (a)	250,000	283,065
2.75%, 05/15/40 (a)	300,000	308,781
5.70%, 10/15/40 (a)	100,000	142,776
3.05%, 05/15/41 (a)	300,000	318,531
4.63%, 11/15/41 (a)	200,000	255,468
3.95%, 10/15/42 (a)	100,000	120,106
4.25%, 03/15/43 (a)	100,000	124,501
4.75%, 07/15/45	350,000	467,243
4.20%, 01/15/47 (a)	150,000	185,853

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.25%, 04/15/47 (a)	100,000	125,414
3.75%, 10/15/47 (a)	200,000	234,070
4.25%, 06/15/48 (a)	250,000	315,802
4.45%, 12/15/48 (a)	425,000	553,193
3.70%, 08/15/49 (a)	300,000	349,473
2.90%, 05/15/50 (a)	250,000	258,885
3.25%, 05/15/51 (a)	400,000	438,588
3.88%, 08/15/59 (a)	250,000	303,257
3.13%, 05/15/60 (a)	150,000	159,119
Unum Group
4.00%, 06/15/29 (a)	150,000	168,668
5.75%, 08/15/42	100,000	125,495
4.50%, 12/15/49 (a)	100,000	107,150
4.13%, 06/15/51 (a)	100,000	101,769
Voya Financial, Inc.
3.65%, 06/15/26	150,000	166,227
5.70%, 07/15/43	150,000	210,918
4.70%, 01/23/48 (a)(b)	100,000	105,780
5.65%, 05/15/53 (a)(b)	100,000	105,935
Willis North America, Inc.
3.60%, 05/15/24 (a)	200,000	214,246
4.50%, 09/15/28 (a)	250,000	289,195
2.95%, 09/15/29 (a)	200,000	211,874
3.88%, 09/15/49 (a)	150,000	169,956
WR Berkley Corp.
4.00%, 05/12/50 (a)	150,000	176,334
3.55%, 03/30/52 (a)	100,000	109,725
XLIT Ltd.
4.45%, 03/31/25	150,000	167,900
5.25%, 12/15/43	130,000	183,368
		65,543,361
REITs 0.7%
Agree LP
2.90%, 10/01/30 (a)	150,000	157,827
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/25 (a)	150,000	162,902
4.50%, 07/30/29 (a)	150,000	177,213
2.75%, 12/15/29 (a)	150,000	158,346
4.70%, 07/01/30 (a)	200,000	240,684
4.90%, 12/15/30 (a)	150,000	184,828
3.38%, 08/15/31 (a)	250,000	277,080
2.00%, 05/18/32 (a)	200,000	197,144
1.88%, 02/01/33 (a)	250,000	239,957
4.85%, 04/15/49 (a)	100,000	132,666
4.00%, 02/01/50 (a)	100,000	117,476
3.00%, 05/18/51 (a)	200,000	199,524
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (a)	150,000	163,448
3.30%, 07/15/26 (a)	100,000	107,769
2.85%, 02/01/30 (a)	100,000	103,970
3.88%, 01/30/31 (a)	125,000	140,785
American Homes 4 Rent LP
4.25%, 02/15/28 (a)	100,000	114,637
4.90%, 02/15/29 (a)	100,000	118,351
2.38%, 07/15/31 (a)	150,000	150,990
AvalonBay Communities, Inc.
3.50%, 11/15/24 (a)	250,000	270,012
3.45%, 06/01/25 (a)	150,000	163,491
2.95%, 05/11/26 (a)	100,000	108,115
2.90%, 10/15/26 (a)	250,000	269,520
3.30%, 06/01/29 (a)	200,000	220,894
2.30%, 03/01/30 (a)	100,000	103,022
2.45%, 01/15/31 (a)	150,000	156,248
3.90%, 10/15/46 (a)	150,000	179,778
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Boston Properties LP
3.85%, 02/01/23 (a)	500,000	519,345
3.13%, 09/01/23 (a)	250,000	261,545
3.80%, 02/01/24 (a)	195,000	207,866
3.65%, 02/01/26 (a)	150,000	165,207
2.75%, 10/01/26 (a)	100,000	106,903
4.50%, 12/01/28 (a)	150,000	175,572
3.40%, 06/21/29 (a)	200,000	219,426
2.90%, 03/15/30 (a)	200,000	210,326
3.25%, 01/30/31 (a)	200,000	215,702
2.55%, 04/01/32 (a)	150,000	152,178
Brandywine Operating Partnership LP
4.10%, 10/01/24 (a)	150,000	162,248
4.55%, 10/01/29 (a)	100,000	113,344
Brixmor Operating Partnership LP
3.25%, 09/15/23	150,000	157,727
3.85%, 02/01/25 (a)	150,000	162,827
4.13%, 06/15/26 (a)	150,000	167,913
4.13%, 05/15/29 (a)	150,000	171,066
4.05%, 07/01/30 (a)	450,000	509,832
2.50%, 08/16/31 (a)	250,000	251,322
Camden Property Trust
4.10%, 10/15/28 (a)	200,000	231,548
3.15%, 07/01/29 (a)	150,000	164,488
2.80%, 05/15/30 (a)	100,000	106,884
3.35%, 11/01/49 (a)	50,000	55,851
Columbia Property Trust Operating Partnership LP
4.15%, 04/01/25 (a)	100,000	108,215
Corporate Office Properties LP
2.25%, 03/15/26 (a)	250,000	257,897
CubeSmart LP
3.13%, 09/01/26 (a)	150,000	161,046
4.38%, 02/15/29 (a)	100,000	115,370
2.00%, 02/15/31 (a)	250,000	246,900
CyrusOne LP/CyrusOne Finance Corp.
2.90%, 11/15/24 (a)	100,000	105,037
3.45%, 11/15/29 (a)	100,000	105,327
2.15%, 11/01/30 (a)	150,000	142,923
Digital Realty Trust LP
4.75%, 10/01/25 (a)	200,000	227,066
3.70%, 08/15/27 (a)	150,000	168,244
4.45%, 07/15/28 (a)	150,000	174,348
3.60%, 07/01/29 (a)	150,000	166,899
Duke Realty LP
3.75%, 12/01/24 (a)	150,000	162,746
3.25%, 06/30/26 (a)	230,000	250,205
2.88%, 11/15/29 (a)	50,000	53,280
1.75%, 07/01/30 (a)	150,000	146,358
3.05%, 03/01/50 (a)	50,000	50,298
ERP Operating LP
3.38%, 06/01/25 (a)	100,000	108,337
2.85%, 11/01/26 (a)	150,000	161,142
3.50%, 03/01/28 (a)	150,000	166,831
4.15%, 12/01/28 (a)	150,000	173,428
3.00%, 07/01/29 (a)	100,000	108,536
2.50%, 02/15/30 (a)	200,000	208,882
4.50%, 07/01/44 (a)	150,000	192,948
4.50%, 06/01/45 (a)	100,000	127,964
4.00%, 08/01/47 (a)	100,000	120,809
Essential Properties LP
2.95%, 07/15/31 (a)	100,000	101,052
Essex Portfolio LP
3.50%, 04/01/25 (a)	330,000	357,512
4.00%, 03/01/29 (a)	150,000	170,938
3.00%, 01/15/30 (a)	100,000	106,682

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.65%, 01/15/31 (a)	150,000	143,099
2.65%, 03/15/32 (a)	150,000	154,884
2.65%, 09/01/50 (a)	250,000	228,945
Federal Realty Investment Trust
3.95%, 01/15/24 (a)	175,000	187,110
1.25%, 02/15/26 (a)	150,000	149,816
3.25%, 07/15/27 (a)	100,000	108,956
3.50%, 06/01/30 (a)	100,000	110,355
4.50%, 12/01/44 (a)	100,000	122,645
Healthcare Realty Trust, Inc.
2.05%, 03/15/31 (a)	250,000	246,310
Healthcare Trust of America Holdings LP
3.50%, 08/01/26 (a)	200,000	218,894
3.10%, 02/15/30 (a)	150,000	160,403
2.00%, 03/15/31 (a)	250,000	243,170
Healthpeak Properties, Inc.
3.40%, 02/01/25 (a)	200,000	214,792
3.25%, 07/15/26 (a)	250,000	272,195
3.50%, 07/15/29 (a)	150,000	166,761
3.00%, 01/15/30 (a)	100,000	107,198
2.88%, 01/15/31 (a)	250,000	264,227
Highwoods Realty LP
4.20%, 04/15/29 (a)	100,000	113,558
3.05%, 02/15/30 (a)	150,000	158,990
2.60%, 02/01/31 (a)	150,000	153,501
Host Hotels & Resorts LP
3.88%, 04/01/24 (a)	100,000	106,561
4.00%, 06/15/25 (a)	180,000	194,735
3.38%, 12/15/29 (a)	150,000	156,579
3.50%, 09/15/30 (a)	225,000	237,312
Hudson Pacific Properties LP
4.65%, 04/01/29 (a)	100,000	116,553
3.25%, 01/15/30 (a)	250,000	266,722
Kilroy Realty LP
4.75%, 12/15/28 (a)	100,000	117,289
4.25%, 08/15/29 (a)	195,000	223,041
3.05%, 02/15/30 (a)	150,000	160,017
2.50%, 11/15/32 (a)	150,000	150,837
Kimco Realty Corp.
3.40%, 11/01/22 (a)	245,000	252,367
3.30%, 02/01/25 (a)	250,000	268,662
1.90%, 03/01/28 (a)	200,000	201,364
2.70%, 10/01/30 (a)	200,000	207,418
4.25%, 04/01/45 (a)	250,000	295,420
4.13%, 12/01/46 (a)	100,000	117,625
Lexington Realty Trust
2.70%, 09/15/30 (a)	150,000	154,421
Life Storage LP
3.88%, 12/15/27 (a)	150,000	169,407
4.00%, 06/15/29 (a)	100,000	113,721
2.20%, 10/15/30 (a)	150,000	150,626
Mid-America Apartments LP
4.00%, 11/15/25 (a)	100,000	111,017
1.10%, 09/15/26 (a)	150,000	149,828
3.60%, 06/01/27 (a)	150,000	167,155
4.20%, 06/15/28 (a)	150,000	173,790
3.95%, 03/15/29 (a)	50,000	57,065
2.75%, 03/15/30 (a)	100,000	105,491
1.70%, 02/15/31 (a)	150,000	144,545
National Health Investors, Inc.
3.00%, 02/01/31 (a)	100,000	99,235
National Retail Properties, Inc.
4.30%, 10/15/28 (a)	250,000	286,295
2.50%, 04/15/30 (a)	100,000	102,921
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.80%, 10/15/48 (a)	100,000	128,021
3.10%, 04/15/50 (a)	100,000	99,720
Office Properties Income Trust
4.25%, 05/15/24 (a)	150,000	160,181
4.50%, 02/01/25 (a)	225,000	243,423
2.65%, 06/15/26 (a)	50,000	51,060
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (a)	496,000	540,828
4.75%, 01/15/28 (a)	100,000	113,580
3.63%, 10/01/29 (a)	150,000	160,314
3.38%, 02/01/31 (a)	250,000	258,890
Physicians Realty LP
4.30%, 03/15/27 (a)	100,000	114,189
Piedmont Operating Partnership LP
3.40%, 06/01/23 (a)	100,000	103,823
3.15%, 08/15/30 (a)	150,000	155,283
Prologis LP
2.13%, 04/15/27 (a)	150,000	156,858
4.38%, 02/01/29 (a)	150,000	177,339
2.25%, 04/15/30 (a)	250,000	257,935
1.25%, 10/15/30 (a)	200,000	190,610
1.63%, 03/15/31 (a)	100,000	98,074
3.00%, 04/15/50 (a)	150,000	157,548
2.13%, 10/15/50 (a)	200,000	176,458
Public Storage
0.88%, 02/15/26 (a)	125,000	124,251
3.09%, 09/15/27 (a)	150,000	165,334
1.85%, 05/01/28 (a)	150,000	153,477
3.39%, 05/01/29 (a)	150,000	167,329
2.30%, 05/01/31 (a)	100,000	103,070
Realty Income Corp.
4.65%, 08/01/23 (a)	300,000	321,057
3.88%, 04/15/25 (a)	150,000	165,253
0.75%, 03/15/26 (a)	250,000	245,735
4.13%, 10/15/26 (a)	100,000	113,381
3.00%, 01/15/27 (a)	330,000	357,512
3.25%, 01/15/31 (a)	200,000	221,154
4.65%, 03/15/47 (a)	150,000	198,525
Regency Centers LP
4.13%, 03/15/28 (a)	150,000	170,448
3.70%, 06/15/30 (a)	100,000	112,229
4.40%, 02/01/47 (a)	100,000	120,485
4.65%, 03/15/49 (a)	100,000	124,973
Retail Properties of America, Inc.
4.75%, 09/15/30 (a)	200,000	224,412
Rexford Industrial Realty LP
2.15%, 09/01/31 (a)	250,000	245,977
Sabra Health Care LP/Sabra Capital Corp.
3.90%, 10/15/29 (a)	150,000	160,880
Simon Property Group LP
2.75%, 02/01/23	200,000	205,638
2.00%, 09/13/24 (a)	250,000	259,077
3.38%, 10/01/24 (a)	400,000	429,644
3.50%, 09/01/25 (a)	250,000	272,837
3.30%, 01/15/26 (a)	250,000	271,270
3.25%, 11/30/26 (a)	250,000	273,302
3.38%, 12/01/27 (a)	250,000	275,417
2.45%, 09/13/29 (a)	250,000	258,425
2.65%, 07/15/30 (a)	250,000	261,132
2.25%, 01/15/32 (a)	200,000	198,439
6.75%, 02/01/40 (a)	250,000	377,680
4.25%, 11/30/46 (a)	150,000	178,776
3.25%, 09/13/49 (a)	150,000	154,643
3.80%, 07/15/50 (a)	250,000	282,197

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
SITE Centers Corp.
3.63%, 02/01/25 (a)	150,000	159,128
4.70%, 06/01/27 (a)	100,000	112,677
SL Green Operating Partnership LP
3.25%, 10/15/22 (a)	100,000	102,694
Spirit Realty LP
4.45%, 09/15/26 (a)	100,000	112,667
2.10%, 03/15/28 (a)	100,000	100,549
3.40%, 01/15/30 (a)	150,000	161,195
3.20%, 02/15/31 (a)	150,000	159,126
STORE Capital Corp.
4.50%, 03/15/28 (a)	100,000	114,090
Sun Communities Operating LP
2.70%, 07/15/31 (a)	100,000	102,003
Tanger Properties LP
3.88%, 07/15/27 (a)	100,000	108,822
UDR, Inc.
2.95%, 09/01/26 (a)	150,000	160,991
3.50%, 01/15/28 (a)	250,000	275,722
3.20%, 01/15/30 (a)	150,000	163,106
2.10%, 08/01/32 (a)	150,000	146,612
Ventas Realty LP
3.50%, 04/15/24 (a)	100,000	106,590
2.65%, 01/15/25 (a)	300,000	314,805
3.50%, 02/01/25 (a)	150,000	161,318
3.25%, 10/15/26 (a)	100,000	108,193
3.85%, 04/01/27 (a)	250,000	279,325
4.40%, 01/15/29 (a)	250,000	288,210
4.75%, 11/15/30 (a)	100,000	119,326
5.70%, 09/30/43 (a)	100,000	134,781
4.38%, 02/01/45 (a)	100,000	117,019
VEREIT Operating Partnership LP
4.60%, 02/06/24 (a)	200,000	216,748
3.95%, 08/15/27 (a)	150,000	169,785
3.40%, 01/15/28 (a)	200,000	218,514
2.20%, 06/15/28 (a)	200,000	205,072
3.10%, 12/15/29 (a)	100,000	107,768
Vornado Realty LP
3.50%, 01/15/25 (a)	150,000	159,915
2.15%, 06/01/26 (a)	200,000	204,852
Welltower, Inc.
4.50%, 01/15/24 (a)	200,000	216,008
3.63%, 03/15/24 (a)	300,000	320,481
4.00%, 06/01/25 (a)	300,000	330,105
4.25%, 04/01/26 (a)	350,000	393,480
4.25%, 04/15/28 (a)	200,000	230,038
4.13%, 03/15/29 (a)	150,000	171,280
2.75%, 01/15/31 (a)	250,000	260,910
6.50%, 03/15/41 (a)	150,000	217,899
4.95%, 09/01/48 (a)	100,000	129,833
WP Carey, Inc.
4.00%, 02/01/25 (a)	100,000	108,979
4.25%, 10/01/26 (a)	150,000	170,241
2.40%, 02/01/31 (a)	200,000	201,470
2.25%, 04/01/33 (a)	100,000	97,686
		40,714,951
		443,314,305

Industrial 15.9%
Basic Industry 0.7%
Air Products & Chemicals, Inc.
1.50%, 10/15/25 (a)	250,000	256,630
2.05%, 05/15/30 (a)	200,000	205,892
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.70%, 05/15/40 (a)	200,000	206,000
2.80%, 05/15/50 (a)	200,000	204,804
Albemarle Corp.
5.45%, 12/01/44 (a)	50,000	65,639
AngloGold Ashanti Holdings PLC
3.75%, 10/01/30 (a)	200,000	210,178
ArcelorMittal S.A.
7.00%, 10/15/39	200,000	287,500
6.75%, 03/01/41 (f)(g)	150,000	214,271
Barrick Gold Corp.
5.25%, 04/01/42	300,000	396,555
Barrick North America Finance LLC
5.70%, 05/30/41	100,000	138,564
5.75%, 05/01/43	150,000	210,809
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	250,000	350,805
BHP Billiton Finance (USA) Ltd.
3.85%, 09/30/23	200,000	214,608
6.42%, 03/01/26	150,000	184,341
4.13%, 02/24/42	95,000	116,253
5.00%, 09/30/43	600,000	830,208
Cabot Corp.
4.00%, 07/01/29 (a)	150,000	164,945
Celanese US Holdings LLC
4.63%, 11/15/22	100,000	104,874
3.50%, 05/08/24 (a)	100,000	106,849
1.40%, 08/05/26 (a)	100,000	99,830
Celulosa Arauco y Constitucion S.A.
4.50%, 08/01/24 (a)	200,000	216,144
3.88%, 11/02/27 (a)	200,000	216,690
CF Industries, Inc.
3.45%, 06/01/23	200,000	210,442
5.15%, 03/15/34	200,000	249,996
5.38%, 03/15/44	200,000	260,274
DuPont de Nemours, Inc.
4.21%, 11/15/23 (a)	600,000	646,230
4.49%, 11/15/25 (a)	400,000	451,904
4.73%, 11/15/28 (a)	400,000	477,064
5.32%, 11/15/38 (a)	350,000	463,694
5.42%, 11/15/48 (a)	400,000	566,996
Eastman Chemical Co.
3.80%, 03/15/25 (a)	150,000	163,563
4.50%, 12/01/28 (a)	250,000	292,765
4.80%, 09/01/42 (a)	250,000	312,282
Ecolab, Inc.
2.38%, 08/10/22	150,000	152,789
2.70%, 11/01/26 (a)	150,000	161,325
3.25%, 12/01/27 (a)	150,000	166,143
4.80%, 03/24/30 (a)	200,000	245,836
1.30%, 01/30/31 (a)	200,000	191,510
2.13%, 08/15/50 (a)	250,000	228,142
2.75%, 08/18/55 (a)(c)	150,000	148,769
EI du Pont de Nemours & Co.
1.70%, 07/15/25 (a)	200,000	205,364
Fibria Overseas Finance Ltd.
5.50%, 01/17/27	200,000	231,110
FMC Corp.
3.20%, 10/01/26 (a)	100,000	107,880
3.45%, 10/01/29 (a)	100,000	109,244
4.50%, 10/01/49 (a)	100,000	120,021
Georgia-Pacific LLC
7.75%, 11/15/29	150,000	216,263
8.88%, 05/15/31	100,000	159,278

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Huntsman International LLC
4.50%, 05/01/29 (a)	100,000	114,800
2.95%, 06/15/31 (a)	250,000	259,165
International Flavors & Fragrances, Inc.
4.45%, 09/26/28 (a)	100,000	116,969
4.38%, 06/01/47 (a)	200,000	243,914
5.00%, 09/26/48 (a)	150,000	199,886
International Paper Co.
3.80%, 01/15/26 (a)	150,000	166,680
5.00%, 09/15/35 (a)	250,000	317,587
7.30%, 11/15/39	100,000	157,832
6.00%, 11/15/41 (a)	200,000	287,168
4.80%, 06/15/44 (a)	100,000	128,969
4.40%, 08/15/47 (a)	200,000	251,256
4.35%, 08/15/48 (a)	100,000	125,656
Kinross Gold Corp.
4.50%, 07/15/27 (a)	100,000	115,019
Linde, Inc.
2.65%, 02/05/25 (a)	250,000	264,837
3.20%, 01/30/26 (a)	150,000	163,800
1.10%, 08/10/30 (a)	200,000	189,674
2.00%, 08/10/50 (a)	250,000	220,727
LYB International Finance BV
4.00%, 07/15/23	85,000	90,480
5.25%, 07/15/43	150,000	197,616
4.88%, 03/15/44 (a)	150,000	190,605
LYB International Finance II BV
3.50%, 03/02/27 (a)	250,000	275,272
LYB International Finance III LLC
2.88%, 05/01/25	100,000	106,831
1.25%, 10/01/25 (a)	200,000	200,320
3.38%, 05/01/30 (a)	200,000	220,662
2.25%, 10/01/30 (a)	250,000	254,237
3.38%, 10/01/40 (a)	250,000	265,002
4.20%, 10/15/49 (a)	100,000	117,612
4.20%, 05/01/50 (a)	250,000	294,377
3.63%, 04/01/51 (a)	250,000	272,482
3.80%, 10/01/60 (a)	150,000	164,697
LyondellBasell Industries N.V.
4.63%, 02/26/55 (a)	100,000	126,209
NewMarket Corp.
2.70%, 03/18/31 (a)	200,000	203,290
Newmont Corp.
3.70%, 03/15/23 (a)	127,000	132,098
2.80%, 10/01/29 (a)	100,000	105,339
2.25%, 10/01/30 (a)	100,000	100,886
5.88%, 04/01/35	100,000	135,591
4.88%, 03/15/42 (a)	330,000	423,637
5.45%, 06/09/44 (a)	100,000	138,932
Nucor Corp.
2.00%, 06/01/25 (a)	250,000	259,190
3.95%, 05/01/28 (a)	250,000	285,830
2.70%, 06/01/30 (a)	250,000	264,495
2.98%, 12/15/55 (a)(c)	200,000	203,046
Nutrien Ltd.
3.15%, 10/01/22 (a)	95,000	97,210
1.90%, 05/13/23	200,000	204,684
3.63%, 03/15/24 (a)	200,000	213,452
3.38%, 03/15/25 (a)	180,000	194,148
4.20%, 04/01/29 (a)	100,000	115,513
5.88%, 12/01/36	200,000	274,818
6.13%, 01/15/41 (a)	145,000	211,139
4.90%, 06/01/43 (a)	250,000	323,415
5.25%, 01/15/45 (a)	150,000	202,574
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.00%, 04/01/49 (a)	100,000	134,918
3.95%, 05/13/50 (a)	150,000	176,475
Packaging Corp. of America
4.50%, 11/01/23 (a)	300,000	322,734
3.40%, 12/15/27 (a)	100,000	110,274
3.00%, 12/15/29 (a)	150,000	160,611
4.05%, 12/15/49 (a)	100,000	119,737
PPG Industries, Inc.
3.20%, 03/15/23 (a)	100,000	104,002
2.40%, 08/15/24 (a)	100,000	104,825
2.80%, 08/15/29 (a)	100,000	106,480
2.55%, 06/15/30 (a)	200,000	209,340
Reliance Steel & Aluminum Co.
2.15%, 08/15/30 (a)	200,000	198,532
Rio Tinto Alcan, Inc.
7.25%, 03/15/31	100,000	143,259
Rio Tinto Finance (USA) Ltd.
3.75%, 06/15/25 (a)	150,000	165,330
7.13%, 07/15/28	100,000	135,476
5.20%, 11/02/40	250,000	343,937
Rio Tinto Finance (USA) PLC
4.75%, 03/22/42 (a)	200,000	265,894
4.13%, 08/21/42 (a)	200,000	248,114
RPM International, Inc.
4.55%, 03/01/29 (a)	100,000	115,876
4.25%, 01/15/48 (a)	100,000	114,375
Southern Copper Corp.
3.88%, 04/23/25	250,000	272,572
7.50%, 07/27/35	300,000	437,475
6.75%, 04/16/40	300,000	428,394
5.25%, 11/08/42	250,000	321,140
5.88%, 04/23/45	250,000	348,297
Steel Dynamics, Inc.
2.80%, 12/15/24 (a)	100,000	105,435
2.40%, 06/15/25 (a)	150,000	156,527
5.00%, 12/15/26 (a)	200,000	207,652
1.65%, 10/15/27 (a)	150,000	150,116
3.45%, 04/15/30 (a)	100,000	109,687
3.25%, 10/15/50 (a)	150,000	152,526
Suzano Austria GmbH
6.00%, 01/15/29 (a)	400,000	478,772
5.00%, 01/15/30 (a)	200,000	227,738
3.75%, 01/15/31 (a)	250,000	263,225
3.13%, 01/15/32 (a)	200,000	200,326
Teck Resources Ltd.
3.90%, 07/15/30 (a)	200,000	218,624
6.13%, 10/01/35	75,000	97,160
6.00%, 08/15/40 (a)	100,000	129,291
6.25%, 07/15/41 (a)	100,000	133,692
5.20%, 03/01/42 (a)	150,000	180,363
5.40%, 02/01/43 (a)	100,000	123,637
The Dow Chemical Co.
4.55%, 11/30/25 (a)	107,000	121,731
3.63%, 05/15/26 (a)	150,000	166,172
7.38%, 11/01/29	174,000	243,233
2.10%, 11/15/30 (a)	250,000	251,877
4.25%, 10/01/34 (a)	150,000	175,577
9.40%, 05/15/39	100,000	183,592
5.25%, 11/15/41 (a)	100,000	132,632
4.38%, 11/15/42 (a)	250,000	301,625
4.63%, 10/01/44 (a)	100,000	124,858
5.55%, 11/30/48 (a)	150,000	213,461
4.80%, 05/15/49 (a)	300,000	390,873
3.60%, 11/15/50 (a)	250,000	275,127

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Mosaic Co.
3.25%, 11/15/22 (a)	300,000	309,351
4.05%, 11/15/27 (a)	250,000	283,097
4.88%, 11/15/41 (a)	100,000	119,450
5.63%, 11/15/43 (a)	100,000	134,097
The Sherwin-Williams Co.
3.13%, 06/01/24 (a)	100,000	106,385
3.45%, 08/01/25 (a)	200,000	217,782
3.45%, 06/01/27 (a)	250,000	276,665
2.95%, 08/15/29 (a)	200,000	215,254
2.30%, 05/15/30 (a)	100,000	102,459
4.00%, 12/15/42 (a)	100,000	116,919
4.50%, 06/01/47 (a)	350,000	440,947
3.80%, 08/15/49 (a)	100,000	115,843
3.30%, 05/15/50 (a)	100,000	107,739
Vale Overseas Ltd.
6.25%, 08/10/26	450,000	543,141
3.75%, 07/08/30 (a)	400,000	426,636
8.25%, 01/17/34	100,000	149,240
6.88%, 11/21/36	350,000	492,229
6.88%, 11/10/39	200,000	286,960
Vale S.A.
5.63%, 09/11/42	100,000	129,118
Westlake Chemical Corp.
3.60%, 08/15/26 (a)	100,000	110,391
3.38%, 06/15/30 (a)	250,000	272,370
5.00%, 08/15/46 (a)	100,000	128,284
4.38%, 11/15/47 (a)	100,000	117,693
3.13%, 08/15/51 (a)	150,000	145,325
3.38%, 08/15/61 (a)	100,000	96,481
WestRock MWV LLC
7.95%, 02/15/31	150,000	215,114
Weyerhaeuser Co.
4.00%, 11/15/29 (a)	150,000	172,163
4.00%, 04/15/30 (a)	150,000	171,615
7.38%, 03/15/32	250,000	361,182
WRKCo, Inc.
3.75%, 03/15/25 (a)	300,000	326,844
4.65%, 03/15/26 (a)	250,000	285,135
4.00%, 03/15/28 (a)	150,000	169,964
3.90%, 06/01/28 (a)	100,000	112,858
4.90%, 03/15/29 (a)	100,000	120,083
3.00%, 06/15/33 (a)	250,000	266,547
		39,979,858
Capital Goods 1.5%
3M Co.
2.25%, 03/15/23 (a)	250,000	257,070
3.25%, 02/14/24 (a)	250,000	266,410
2.00%, 02/14/25 (a)	150,000	156,078
2.65%, 04/15/25 (a)	150,000	159,428
3.00%, 08/07/25	100,000	108,268
2.88%, 10/15/27 (a)	250,000	273,507
3.63%, 09/14/28 (a)	150,000	170,964
3.38%, 03/01/29 (a)	350,000	391,569
3.05%, 04/15/30 (a)	200,000	220,082
3.88%, 06/15/44	100,000	120,298
3.13%, 09/19/46 (a)	100,000	107,677
3.63%, 10/15/47 (a)	150,000	174,830
4.00%, 09/14/48 (a)	250,000	308,182
3.25%, 08/26/49 (a)	200,000	220,118
3.70%, 04/15/50 (a)	100,000	118,908
ABB Finance USA, Inc.
3.80%, 04/03/28 (a)	200,000	229,252
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Acuity Brands Lighting, Inc.
2.15%, 12/15/30 (a)	100,000	99,248
Allegion PLC
3.50%, 10/01/29 (a)	100,000	110,000
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (a)	250,000	265,685
Amcor Finance USA, Inc.
4.50%, 05/15/28 (a)	100,000	116,983
Amcor Flexibles North America, Inc.
2.63%, 06/19/30 (a)	250,000	259,927
Amphenol Corp.
3.20%, 04/01/24 (a)	100,000	105,862
2.05%, 03/01/25 (a)	100,000	103,760
2.80%, 02/15/30 (a)	150,000	159,248
Avery Dennison Corp.
2.65%, 04/30/30 (a)	100,000	103,910
Berry Global, Inc.
0.95%, 02/15/24 (a)(c)	200,000	200,686
1.57%, 01/15/26 (a)(c)	350,000	353,220
Carlisle Cos., Inc.
3.75%, 12/01/27 (a)	150,000	167,402
2.75%, 03/01/30 (a)	150,000	157,380
Carrier Global Corp.
2.24%, 02/15/25 (a)	425,000	442,650
2.49%, 02/15/27 (a)	250,000	263,447
2.72%, 02/15/30 (a)	400,000	420,284
2.70%, 02/15/31 (a)(c)	250,000	261,262
3.38%, 04/05/40 (a)	350,000	374,580
3.58%, 04/05/50 (a)(c)	325,000	354,770
Caterpillar Financial Services Corp.
1.90%, 09/06/22	150,000	152,585
1.95%, 11/18/22	150,000	153,131
2.63%, 03/01/23	100,000	103,519
0.65%, 07/07/23	400,000	402,664
0.45%, 09/14/23	250,000	250,722
3.65%, 12/07/23	250,000	268,460
2.85%, 05/17/24	100,000	106,270
3.30%, 06/09/24	200,000	215,200
2.15%, 11/08/24	150,000	157,259
3.25%, 12/01/24	100,000	108,622
1.45%, 05/15/25	300,000	307,071
0.80%, 11/13/25	200,000	199,766
2.40%, 08/09/26	362,000	386,156
1.10%, 09/14/27	250,000	249,342
Caterpillar, Inc.
3.40%, 05/15/24 (a)	135,000	144,751
2.60%, 09/19/29 (a)	100,000	106,851
2.60%, 04/09/30 (a)	200,000	213,614
1.90%, 03/12/31 (a)	200,000	202,188
5.20%, 05/27/41	150,000	208,986
3.80%, 08/15/42	350,000	419,335
4.30%, 05/15/44 (a)	100,000	129,762
3.25%, 09/19/49 (a)	100,000	111,454
3.25%, 04/09/50 (a)	400,000	448,276
4.75%, 05/15/64 (a)	100,000	146,158
CNH Industrial Capital LLC
1.95%, 07/02/23	250,000	256,180
4.20%, 01/15/24	200,000	215,724
1.88%, 01/15/26 (a)	250,000	255,760
CNH Industrial N.V.
4.50%, 08/15/23	100,000	107,267
3.85%, 11/15/27 (a)	100,000	111,703
Crane Co.
4.45%, 12/15/23 (a)	100,000	107,765

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Deere & Co.
2.75%, 04/15/25 (a)	150,000	159,860
5.38%, 10/16/29	362,000	463,295
3.10%, 04/15/30 (a)	150,000	166,157
3.90%, 06/09/42 (a)	100,000	121,919
2.88%, 09/07/49 (a)	100,000	106,426
3.75%, 04/15/50 (a)	300,000	367,443
Dover Corp.
3.15%, 11/15/25 (a)	150,000	161,661
5.38%, 03/01/41 (a)	100,000	132,469
Eagle Materials, Inc.
2.50%, 07/01/31 (a)	250,000	252,412
Eaton Corp.
2.75%, 11/02/22	350,000	359,933
3.10%, 09/15/27 (a)	150,000	163,700
4.00%, 11/02/32	196,000	231,160
4.15%, 11/02/42	150,000	181,593
3.92%, 09/15/47 (a)	100,000	118,206
Emerson Electric Co.
0.88%, 10/15/26 (a)	250,000	246,960
1.80%, 10/15/27 (a)	150,000	154,236
5.25%, 11/15/39	100,000	137,074
2.75%, 10/15/50 (a)	200,000	202,556
Flowserve Corp.
3.50%, 10/01/30 (a)	250,000	264,000
Fortive Corp.
4.30%, 06/15/46 (a)	180,000	217,249
Fortune Brands Home & Security, Inc.
4.00%, 09/21/23 (a)	150,000	160,170
3.25%, 09/15/29 (a)	200,000	217,756
General Dynamics Corp.
2.25%, 11/15/22 (a)	300,000	305,745
3.38%, 05/15/23 (a)	100,000	105,023
1.88%, 08/15/23 (a)	250,000	256,830
2.38%, 11/15/24 (a)	250,000	263,310
3.25%, 04/01/25 (a)	100,000	108,070
1.15%, 06/01/26 (a)(e)	100,000	100,999
3.50%, 04/01/27 (a)	100,000	111,644
3.75%, 05/15/28 (a)	400,000	455,876
3.63%, 04/01/30 (a)	150,000	170,715
2.25%, 06/01/31 (a)	100,000	103,739
4.25%, 04/01/40 (a)	200,000	248,900
2.85%, 06/01/41 (a)	100,000	104,654
4.25%, 04/01/50 (a)	200,000	259,474
General Electric Co.
3.38%, 03/11/24	200,000	213,552
3.45%, 05/15/24 (a)	74,000	78,939
5.55%, 01/05/26	100,000	118,230
3.45%, 05/01/27 (a)	350,000	386,148
3.63%, 05/01/30 (a)	200,000	225,000
6.75%, 03/15/32	650,000	903,110
5.88%, 01/14/38	200,000	274,976
6.88%, 01/10/39	350,000	530,456
4.25%, 05/01/40 (a)	200,000	238,872
4.50%, 03/11/44	225,000	277,522
4.35%, 05/01/50 (a)	300,000	370,371
Honeywell International, Inc.
2.30%, 08/15/24 (a)	200,000	210,504
1.35%, 06/01/25 (a)	300,000	306,144
2.50%, 11/01/26 (a)	300,000	320,118
1.10%, 03/01/27 (a)	250,000	249,445
2.70%, 08/15/29 (a)	150,000	161,229
1.95%, 06/01/30 (a)	200,000	204,324
5.70%, 03/15/37	100,000	140,726
3.81%, 11/21/47 (a)	350,000	425,537
2.80%, 06/01/50 (a)	150,000	157,205
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Hubbell, Inc.
3.50%, 02/15/28 (a)	100,000	110,420
2.30%, 03/15/31 (a)	100,000	101,535
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23 (a)(c)	100,000	100,054
3.84%, 05/01/25 (a)	200,000	218,114
3.48%, 12/01/27 (a)	100,000	109,165
4.20%, 05/01/30 (a)	100,000	114,714
IDEX Corp.
3.00%, 05/01/30 (a)	200,000	213,200
Illinois Tool Works, Inc.
3.50%, 03/01/24 (a)	150,000	160,076
2.65%, 11/15/26 (a)	200,000	215,180
3.90%, 09/01/42 (a)	300,000	360,960
John Deere Capital Corp.
2.15%, 09/08/22	500,000	509,940
0.25%, 01/17/23	150,000	150,147
2.80%, 03/06/23	200,000	207,764
0.40%, 10/10/23	300,000	300,567
3.45%, 01/10/24	150,000	160,412
2.60%, 03/07/24	150,000	158,003
0.45%, 06/07/24	250,000	250,040
3.35%, 06/12/24	100,000	107,837
2.05%, 01/09/25	100,000	104,533
0.70%, 01/15/26	100,000	99,256
2.65%, 06/10/26	200,000	215,540
1.05%, 06/17/26	250,000	250,482
1.75%, 03/09/27	200,000	206,060
3.05%, 01/06/28	250,000	275,462
3.45%, 03/07/29	100,000	113,013
2.80%, 07/18/29	150,000	163,041
2.45%, 01/09/30	100,000	105,756
1.45%, 01/15/31	200,000	195,046
Johnson Controls International PLC
3.63%, 07/02/24 (a)	195,000	209,323
6.00%, 01/15/36	100,000	142,404
4.63%, 07/02/44 (a)	195,000	243,968
5.13%, 09/14/45 (a)	169,000	227,036
4.95%, 07/02/64 (a)	100,000	138,540
Johnson Controls International plc / Tyco Fire & Security Finance SCA
1.75%, 09/15/30 (a)	150,000	147,522
Kennametal, Inc.
4.63%, 06/15/28 (a)	100,000	113,824
L3Harris Technologies, Inc.
3.85%, 06/15/23 (a)	100,000	105,807
3.83%, 04/27/25 (a)	150,000	164,297
4.40%, 06/15/28 (a)	450,000	520,406
2.90%, 12/15/29 (a)	150,000	159,788
1.80%, 01/15/31 (a)	200,000	195,404
6.15%, 12/15/40	95,000	139,484
5.05%, 04/27/45 (a)	100,000	133,786
Leggett & Platt, Inc.
3.80%, 11/15/24 (a)	100,000	107,755
3.50%, 11/15/27 (a)	100,000	109,564
4.40%, 03/15/29 (a)	100,000	115,429
Lennox International, Inc.
1.35%, 08/01/25 (a)	200,000	201,608
1.70%, 08/01/27 (a)	150,000	150,911
Lockheed Martin Corp.
3.10%, 01/15/23 (a)	250,000	258,380
2.90%, 03/01/25 (a)	150,000	160,220
3.55%, 01/15/26 (a)	450,000	497,907
3.60%, 03/01/35 (a)	100,000	115,720
4.50%, 05/15/36 (a)	150,000	189,854
4.07%, 12/15/42	200,000	246,004

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.80%, 03/01/45 (a)	150,000	177,578
4.70%, 05/15/46 (a)	250,000	335,345
2.80%, 06/15/50 (a)	250,000	256,327
4.09%, 09/15/52 (a)	538,000	681,049
Martin Marietta Materials, Inc.
0.65%, 07/15/23 (a)	150,000	150,405
4.25%, 07/02/24 (a)	100,000	108,957
3.45%, 06/01/27 (a)	50,000	54,905
3.50%, 12/15/27 (a)	200,000	222,178
2.50%, 03/15/30 (a)	100,000	103,422
2.40%, 07/15/31 (a)	200,000	204,954
4.25%, 12/15/47 (a)	100,000	119,110
3.20%, 07/15/51 (a)	150,000	154,005
Masco Corp.
2.00%, 10/01/30 (a)	250,000	246,860
4.50%, 05/15/47 (a)	300,000	367,233
Mohawk Industries, Inc.
3.85%, 02/01/23 (a)	100,000	103,964
3.63%, 05/15/30 (a)	160,000	177,400
Northrop Grumman Corp.
2.93%, 01/15/25 (a)	500,000	531,740
3.20%, 02/01/27 (a)	100,000	109,199
3.25%, 01/15/28 (a)	500,000	546,880
4.40%, 05/01/30 (a)	150,000	178,256
5.15%, 05/01/40 (a)	100,000	132,747
5.05%, 11/15/40	400,000	528,520
4.75%, 06/01/43	150,000	194,926
4.03%, 10/15/47 (a)	500,000	601,830
5.25%, 05/01/50 (a)	100,000	142,589
nVent Finance Sarl
4.55%, 04/15/28 (a)	150,000	166,923
Oshkosh Corp.
3.10%, 03/01/30 (a)	100,000	106,907
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	200,000	207,340
2.29%, 04/05/27 (a)	100,000	104,813
2.57%, 02/15/30 (a)	250,000	261,530
3.11%, 02/15/40 (a)	225,000	236,713
3.36%, 02/15/50 (a)	125,000	136,235
Owens Corning
4.20%, 12/01/24 (a)	150,000	164,241
3.95%, 08/15/29 (a)	300,000	340,896
3.88%, 06/01/30 (a)	100,000	112,070
4.30%, 07/15/47 (a)	100,000	118,247
4.40%, 01/30/48 (a)	100,000	120,143
Parker-Hannifin Corp.
2.70%, 06/14/24 (a)	150,000	157,644
3.30%, 11/21/24 (a)	250,000	268,570
3.25%, 03/01/27 (a)	150,000	163,200
3.25%, 06/14/29 (a)	150,000	163,223
6.25%, 05/15/38	150,000	213,058
4.45%, 11/21/44 (a)	100,000	124,410
4.10%, 03/01/47 (a)	100,000	118,974
4.00%, 06/14/49 (a)	100,000	117,687
Pentair Finance Sarl
4.50%, 07/01/29 (a)	75,000	87,407
Precision Castparts Corp.
2.50%, 01/15/23 (a)	250,000	256,410
3.25%, 06/15/25 (a)	100,000	108,524
4.38%, 06/15/45 (a)	100,000	124,382
Raytheon Technologies Corp.
3.70%, 12/15/23 (a)	100,000	106,598
3.20%, 03/15/24 (a)	200,000	212,490
3.95%, 08/16/25 (a)	350,000	388,136
2.65%, 11/01/26 (a)	150,000	160,383
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.50%, 03/15/27 (a)	350,000	387,040
3.13%, 05/04/27 (a)	200,000	218,126
4.13%, 11/16/28 (a)	650,000	748,754
7.50%, 09/15/29	100,000	140,462
2.25%, 07/01/30 (a)	250,000	255,750
6.05%, 06/01/36	500,000	704,035
6.13%, 07/15/38	450,000	644,085
4.45%, 11/16/38 (a)	200,000	245,064
4.88%, 10/15/40 (c)	150,000	193,392
4.70%, 12/15/41	100,000	127,189
4.50%, 06/01/42	650,000	812,831
4.80%, 12/15/43 (a)	100,000	128,610
4.15%, 05/15/45 (a)	100,000	119,640
3.75%, 11/01/46 (a)	150,000	170,864
4.35%, 04/15/47 (a)	150,000	185,724
4.05%, 05/04/47 (a)	100,000	118,752
4.63%, 11/16/48 (a)	450,000	583,191
3.13%, 07/01/50 (a)	200,000	208,662
2.82%, 09/01/51 (a)	200,000	196,943
Republic Services, Inc.
4.75%, 05/15/23 (a)	82,000	87,133
2.50%, 08/15/24 (a)	300,000	315,096
0.88%, 11/15/25 (a)	200,000	198,410
2.90%, 07/01/26 (a)	200,000	214,798
3.38%, 11/15/27 (a)	150,000	165,558
3.95%, 05/15/28 (a)	100,000	113,875
2.30%, 03/01/30 (a)	300,000	307,881
1.45%, 02/15/31 (a)	250,000	238,147
3.05%, 03/01/50 (a)	100,000	105,056
Rockwell Automation, Inc.
3.50%, 03/01/29 (a)	100,000	112,817
1.75%, 08/15/31 (a)	150,000	148,772
4.20%, 03/01/49 (a)	100,000	127,737
2.80%, 08/15/61 (a)	150,000	149,872
Roper Technologies, Inc.
3.13%, 11/15/22 (a)	150,000	153,960
3.65%, 09/15/23 (a)	100,000	106,215
1.00%, 09/15/25 (a)	250,000	249,565
3.85%, 12/15/25 (a)	100,000	110,747
3.80%, 12/15/26 (a)	150,000	167,925
1.40%, 09/15/27 (a)	250,000	249,250
2.95%, 09/15/29 (a)	100,000	107,553
2.00%, 06/30/30 (a)	250,000	249,232
1.75%, 02/15/31 (a)	250,000	242,352
Snap-on, Inc.
4.10%, 03/01/48 (a)	100,000	125,154
3.10%, 05/01/50 (a)	200,000	216,574
Sonoco Products Co.
3.13%, 05/01/30 (a)	400,000	433,096
5.75%, 11/01/40 (a)	150,000	205,410
Stanley Black & Decker, Inc.
4.25%, 11/15/28 (a)	250,000	293,772
2.30%, 03/15/30 (a)	200,000	208,986
5.20%, 09/01/40	100,000	135,145
4.85%, 11/15/48 (a)	150,000	205,374
4.00%, 03/15/60 (a)(b)	100,000	107,399
Teledyne Technologies, Inc.
0.65%, 04/01/23	200,000	200,096
2.25%, 04/01/28 (a)	500,000	514,845
Textron, Inc.
4.00%, 03/15/26 (a)	100,000	111,472
3.38%, 03/01/28 (a)	200,000	217,910
3.00%, 06/01/30 (a)	100,000	106,452
2.45%, 03/15/31 (a)	250,000	254,182

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Boeing Co.
1.17%, 02/04/23 (a)	250,000	250,667
2.80%, 03/01/23 (a)	250,000	257,825
4.51%, 05/01/23 (a)	820,000	869,372
1.95%, 02/01/24	275,000	282,023
1.43%, 02/04/24 (a)	500,000	501,250
2.80%, 03/01/24 (a)	200,000	208,428
4.88%, 05/01/25 (a)	600,000	671,040
2.60%, 10/30/25 (a)	50,000	52,042
2.75%, 02/01/26 (a)	250,000	261,397
2.20%, 02/04/26 (a)	950,000	957,780
3.10%, 05/01/26 (a)	350,000	371,420
2.25%, 06/15/26 (a)	50,000	51,172
2.80%, 03/01/27 (a)	200,000	208,206
5.04%, 05/01/27 (a)	450,000	519,138
3.25%, 02/01/28 (a)	250,000	266,320
3.45%, 11/01/28 (a)	150,000	160,515
3.20%, 03/01/29 (a)	150,000	157,560
2.95%, 02/01/30 (a)	150,000	154,383
5.15%, 05/01/30 (a)	800,000	949,176
3.63%, 02/01/31 (a)	350,000	379,834
3.60%, 05/01/34 (a)	100,000	106,030
3.25%, 02/01/35 (a)	150,000	153,819
6.63%, 02/15/38	200,000	272,742
3.55%, 03/01/38 (a)	200,000	205,810
3.50%, 03/01/39 (a)	150,000	152,061
6.88%, 03/15/39	230,000	322,812
5.88%, 02/15/40	100,000	129,831
5.71%, 05/01/40 (a)	600,000	777,144
3.65%, 03/01/47 (a)	150,000	151,466
3.63%, 03/01/48 (a)	50,000	50,255
3.85%, 11/01/48 (a)	100,000	104,132
3.90%, 05/01/49 (a)	100,000	105,295
3.75%, 02/01/50 (a)	175,000	181,948
5.81%, 05/01/50 (a)	1,000,000	1,362,310
3.83%, 03/01/59 (a)	150,000	152,201
3.95%, 08/01/59 (a)	150,000	156,662
5.93%, 05/01/60 (a)	800,000	1,113,160
The Timken Co.
4.50%, 12/15/28 (a)	100,000	113,426
Trane Technologies Global Holding Co., Ltd.
4.25%, 06/15/23	150,000	159,855
3.75%, 08/21/28 (a)	100,000	112,616
5.75%, 06/15/43	100,000	146,965
4.30%, 02/21/48 (a)	150,000	184,779
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	150,000	161,876
3.50%, 03/21/26 (a)	200,000	219,202
3.80%, 03/21/29 (a)	100,000	113,481
United Rentals North America, Inc.
3.88%, 11/15/27 (a)	200,000	210,320
Valmont Industries, Inc.
5.00%, 10/01/44 (a)	100,000	123,075
Vontier Corp.
1.80%, 04/01/26 (a)(c)	200,000	200,496
2.95%, 04/01/31 (a)(c)	200,000	202,696
Vulcan Materials Co.
3.90%, 04/01/27 (a)	100,000	113,236
3.50%, 06/01/30 (a)	200,000	222,688
4.50%, 06/15/47 (a)	150,000	185,343
4.70%, 03/01/48 (a)	100,000	127,289
Waste Connections, Inc.
4.25%, 12/01/28 (a)	100,000	116,737
3.50%, 05/01/29 (a)	100,000	111,076
2.60%, 02/01/30 (a)	150,000	157,121
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Waste Management, Inc.
2.90%, 09/15/22 (a)	150,000	153,105
3.13%, 03/01/25 (a)	250,000	268,602
0.75%, 11/15/25 (a)	100,000	99,285
3.15%, 11/15/27 (a)	200,000	219,950
1.15%, 03/15/28 (a)	100,000	97,560
4.10%, 03/01/45 (a)	262,000	319,040
4.15%, 07/15/49 (a)	100,000	125,318
2.50%, 11/15/50 (a)	250,000	238,252
Westinghouse Air Brake Technologies Corp.
4.40%, 03/15/24 (a)(f)(g)	100,000	107,944
3.20%, 06/15/25 (a)	200,000	213,394
3.45%, 11/15/26 (a)	200,000	215,072
4.95%, 09/15/28 (a)(f)(g)	250,000	291,740
WW Grainger, Inc.
1.85%, 02/15/25 (a)	250,000	258,435
4.60%, 06/15/45 (a)	100,000	132,042
4.20%, 05/15/47 (a)	200,000	252,506
Xylem, Inc.
3.25%, 11/01/26 (a)	200,000	219,210
1.95%, 01/30/28 (a)	200,000	203,606
2.25%, 01/30/31 (a)	150,000	152,459
		81,195,854
Communications 2.4%
Activision Blizzard, Inc.
3.40%, 09/15/26 (a)	150,000	165,297
1.35%, 09/15/30 (a)	250,000	235,380
4.50%, 06/15/47 (a)	100,000	124,370
2.50%, 09/15/50 (a)	250,000	223,570
America Movil, S.A.B. de CV
3.63%, 04/22/29 (a)	200,000	220,194
2.88%, 05/07/30 (a)	200,000	211,346
6.38%, 03/01/35	200,000	288,144
6.13%, 03/30/40	430,000	619,557
4.38%, 07/16/42	400,000	489,828
4.38%, 04/22/49 (a)	200,000	251,616
American Tower Corp.
3.50%, 01/31/23	100,000	104,331
3.00%, 06/15/23	150,000	156,585
0.60%, 01/15/24	250,000	249,938
5.00%, 02/15/24	350,000	385,917
3.38%, 05/15/24 (a)	100,000	106,786
2.95%, 01/15/25 (a)	150,000	159,224
2.40%, 03/15/25 (a)	250,000	261,055
4.00%, 06/01/25 (a)	150,000	164,823
4.40%, 02/15/26 (a)	200,000	225,530
3.38%, 10/15/26 (a)	150,000	163,355
2.75%, 01/15/27 (a)	150,000	158,697
3.13%, 01/15/27 (a)	130,000	139,836
3.55%, 07/15/27 (a)	200,000	220,232
3.60%, 01/15/28 (a)	100,000	110,248
1.50%, 01/31/28 (a)	250,000	245,235
3.95%, 03/15/29 (a)	100,000	112,538
3.80%, 08/15/29 (a)	250,000	279,342
2.90%, 01/15/30 (a)	150,000	157,991
1.88%, 10/15/30 (a)	250,000	243,000
3.70%, 10/15/49 (a)	100,000	110,269
3.10%, 06/15/50 (a)	300,000	298,377
2.95%, 01/15/51 (a)	250,000	243,323
AT&T, Inc.
2.63%, 12/01/22 (a)	250,000	255,803
4.05%, 12/15/23	200,000	216,056
0.90%, 03/25/24 (a)	250,000	250,535
4.45%, 04/01/24 (a)	150,000	163,263
3.95%, 01/15/25 (a)	300,000	330,303

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.40%, 05/15/25 (a)	480,000	521,328
3.60%, 07/15/25 (a)	200,000	218,898
4.13%, 02/17/26 (a)	550,000	616,236
1.70%, 03/25/26 (a)	450,000	456,142
2.95%, 07/15/26 (a)	100,000	107,766
3.80%, 02/15/27 (a)	150,000	167,556
4.25%, 03/01/27 (a)	200,000	228,146
2.30%, 06/01/27 (a)	500,000	521,585
1.65%, 02/01/28 (a)	300,000	300,231
4.10%, 02/15/28 (a)	327,000	373,264
4.35%, 03/01/29 (a)	600,000	696,672
4.30%, 02/15/30 (a)	547,000	635,948
2.75%, 06/01/31 (a)	750,000	786,450
2.25%, 02/01/32 (a)	550,000	547,057
2.55%, 12/01/33 (a)(c)	857,000	861,816
6.15%, 09/15/34	200,000	270,346
4.50%, 05/15/35 (a)	550,000	652,833
5.25%, 03/01/37 (a)	500,000	635,160
4.90%, 08/15/37 (a)	250,000	310,325
4.85%, 03/01/39 (a)	350,000	429,369
6.00%, 08/15/40 (a)	250,000	345,452
5.35%, 09/01/40	250,000	324,860
3.50%, 06/01/41 (a)	550,000	581,185
5.15%, 03/15/42	200,000	254,692
4.90%, 06/15/42	150,000	187,695
4.30%, 12/15/42 (a)	200,000	231,578
3.10%, 02/01/43 (a)	350,000	348,054
4.65%, 06/01/44 (a)	150,000	180,303
4.80%, 06/15/44 (a)	200,000	245,334
4.35%, 06/15/45 (a)	300,000	347,874
4.75%, 05/15/46 (a)	300,000	368,295
5.15%, 11/15/46 (a)	250,000	324,120
5.65%, 02/15/47 (a)	150,000	205,197
5.45%, 03/01/47 (a)	250,000	334,235
4.50%, 03/09/48 (a)	400,000	477,760
4.55%, 03/09/49 (a)	200,000	240,066
5.15%, 02/15/50 (a)	300,000	389,931
3.65%, 06/01/51 (a)	500,000	530,020
3.30%, 02/01/52 (a)	550,000	548,630
3.50%, 09/15/53 (a)(c)	1,485,000	1,526,372
3.55%, 09/15/55 (a)(c)	1,473,000	1,508,190
3.80%, 12/01/57 (a)(c)	1,311,000	1,397,985
3.65%, 09/15/59 (a)(c)	1,274,000	1,312,921
3.85%, 06/01/60 (a)	300,000	320,640
3.50%, 02/01/61 (a)	350,000	348,064
British Telecommunications PLC
4.50%, 12/04/23 (a)	200,000	216,516
5.13%, 12/04/28 (a)	250,000	296,427
9.63%, 12/15/30 (f)(g)	600,000	927,864
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	200,000	210,756
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%, 02/01/24 (a)	250,000	271,513
4.91%, 07/23/25 (a)	1,000,000	1,132,670
3.75%, 02/15/28 (a)	200,000	221,382
4.20%, 03/15/28 (a)	200,000	226,296
5.05%, 03/30/29 (a)	300,000	355,635
2.80%, 04/01/31 (a)	350,000	359,128
2.30%, 02/01/32 (a)	200,000	195,230
6.38%, 10/23/35 (a)	480,000	642,019
5.38%, 04/01/38 (a)	150,000	185,711
3.50%, 06/01/41 (a)	300,000	303,666
6.48%, 10/23/45 (a)	850,000	1,188,495
5.38%, 05/01/47 (a)	450,000	555,232
5.75%, 04/01/48 (a)	500,000	646,660
5.13%, 07/01/49 (a)	200,000	241,860
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.80%, 03/01/50 (a)	500,000	587,625
3.70%, 04/01/51 (a)	600,000	604,710
3.90%, 06/01/52 (a)	300,000	310,467
6.83%, 10/23/55 (a)	100,000	149,458
3.85%, 04/01/61 (a)	400,000	398,460
4.40%, 12/01/61 (a)	400,000	438,076
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	200,000	222,150
Comcast Corp.
3.60%, 03/01/24	100,000	107,678
3.70%, 04/15/24 (a)	600,000	648,018
3.38%, 02/15/25 (a)	200,000	216,354
3.10%, 04/01/25 (a)	100,000	107,536
3.38%, 08/15/25 (a)	150,000	163,412
3.95%, 10/15/25 (a)	650,000	725,211
3.15%, 03/01/26 (a)	550,000	598,152
2.35%, 01/15/27 (a)	350,000	369,327
3.30%, 02/01/27 (a)	300,000	329,739
3.30%, 04/01/27 (a)	200,000	220,510
3.15%, 02/15/28 (a)	350,000	384,513
3.55%, 05/01/28 (a)	200,000	224,058
4.15%, 10/15/28 (a)	850,000	987,819
2.65%, 02/01/30 (a)	300,000	316,206
3.40%, 04/01/30 (a)	250,000	277,943
4.25%, 10/15/30 (a)	350,000	413,269
1.95%, 01/15/31 (a)	300,000	298,899
1.50%, 02/15/31 (a)	400,000	382,904
4.25%, 01/15/33	250,000	299,295
7.05%, 03/15/33	350,000	514,587
4.20%, 08/15/34 (a)	250,000	298,052
5.65%, 06/15/35	100,000	136,461
4.40%, 08/15/35 (a)	150,000	182,649
6.50%, 11/15/35	295,000	432,240
3.20%, 07/15/36 (a)	100,000	109,193
6.45%, 03/15/37	100,000	148,461
3.90%, 03/01/38 (a)	250,000	291,625
4.60%, 10/15/38 (a)	400,000	501,880
3.25%, 11/01/39 (a)	200,000	217,624
3.75%, 04/01/40 (a)	500,000	575,150
4.65%, 07/15/42	200,000	254,448
4.75%, 03/01/44	150,000	195,725
4.60%, 08/15/45 (a)	100,000	129,015
3.40%, 07/15/46 (a)	200,000	218,510
4.00%, 08/15/47 (a)	100,000	118,609
3.97%, 11/01/47 (a)	500,000	590,255
4.00%, 03/01/48 (a)	200,000	237,524
4.70%, 10/15/48 (a)	600,000	791,754
4.00%, 11/01/49 (a)	400,000	477,180
3.45%, 02/01/50 (a)	400,000	439,844
2.80%, 01/15/51 (a)	400,000	394,296
2.89%, 11/01/51 (a)(c)	944,000	940,469
2.45%, 08/15/52 (a)	400,000	368,968
4.05%, 11/01/52 (a)	202,000	243,483
2.94%, 11/01/56 (a)(c)	1,151,000	1,141,216
4.95%, 10/15/58 (a)	200,000	287,316
2.65%, 08/15/62 (a)	300,000	279,237
2.99%, 11/01/63 (a)(c)	689,000	679,685
Crown Castle International Corp.
3.15%, 07/15/23 (a)	150,000	157,119
1.35%, 07/15/25 (a)	200,000	201,684
4.45%, 02/15/26 (a)	195,000	219,736
3.70%, 06/15/26 (a)	100,000	110,144
1.05%, 07/15/26 (a)	150,000	147,741
3.65%, 09/01/27 (a)	200,000	221,702
3.80%, 02/15/28 (a)	150,000	167,091
4.30%, 02/15/29 (a)	100,000	115,383
3.10%, 11/15/29 (a)	200,000	213,618

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.30%, 07/01/30 (a)	200,000	216,198
2.25%, 01/15/31 (a)	200,000	198,858
2.10%, 04/01/31 (a)	200,000	196,196
2.50%, 07/15/31 (a)	150,000	152,385
2.90%, 04/01/41 (a)	250,000	246,313
4.75%, 05/15/47 (a)	100,000	125,404
5.20%, 02/15/49 (a)	150,000	197,262
4.15%, 07/01/50 (a)	150,000	174,699
3.25%, 01/15/51 (a)	200,000	203,232
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (f)(g)	750,000	1,128,930
9.25%, 06/01/32	150,000	246,600
Discovery Communications LLC
3.80%, 03/13/24 (a)	250,000	267,293
3.95%, 06/15/25 (a)	250,000	273,960
4.90%, 03/11/26 (a)	100,000	114,111
3.95%, 03/20/28 (a)	250,000	279,685
4.13%, 05/15/29 (a)	300,000	339,249
3.63%, 05/15/30 (a)	250,000	274,475
5.00%, 09/20/37 (a)	150,000	183,677
4.88%, 04/01/43	150,000	181,214
5.20%, 09/20/47 (a)	260,000	327,655
5.30%, 05/15/49 (a)	150,000	191,774
4.65%, 05/15/50 (a)	200,000	237,066
4.00%, 09/15/55 (a)	457,000	491,472
Electronic Arts, Inc.
2.95%, 02/15/51 (a)	250,000	247,765
Fox Corp.
4.03%, 01/25/24 (a)	250,000	269,408
3.05%, 04/07/25 (a)	100,000	106,978
4.71%, 01/25/29 (a)	400,000	471,700
3.50%, 04/08/30 (a)	200,000	220,612
5.48%, 01/25/39 (a)	300,000	390,039
5.58%, 01/25/49 (a)	250,000	344,037
Grupo Televisa S.A.B.
6.63%, 03/18/25	200,000	236,110
6.63%, 01/15/40	200,000	288,716
5.00%, 05/13/45 (a)	300,000	372,540
5.25%, 05/24/49 (a)	200,000	264,880
Koninklijke KPN N.V.
8.38%, 10/01/30	100,000	143,894
NBCUniversal Media LLC
5.95%, 04/01/41	100,000	148,640
4.45%, 01/15/43	230,000	286,785
Omnicom Group, Inc.
2.45%, 04/30/30 (a)	200,000	205,292
4.20%, 06/01/30 (a)	100,000	115,881
2.60%, 08/01/31 (a)	200,000	206,462
Omnicom Group, Inc./Omnicom Capital, Inc.
3.65%, 11/01/24 (a)	130,000	140,976
3.60%, 04/15/26 (a)	250,000	276,518
Orange S.A.
9.00%, 03/01/31	600,000	949,656
5.38%, 01/13/42	150,000	205,580
5.50%, 02/06/44 (a)	150,000	211,484
Rogers Communications, Inc.
3.00%, 03/15/23 (a)	150,000	154,857
4.10%, 10/01/23 (a)	150,000	159,671
3.63%, 12/15/25 (a)	300,000	329,451
2.90%, 11/15/26 (a)	150,000	160,734
4.50%, 03/15/43 (a)	100,000	117,570
5.45%, 10/01/43 (a)	200,000	265,790
5.00%, 03/15/44 (a)	330,000	415,312
4.30%, 02/15/48 (a)	100,000	115,469
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.35%, 05/01/49 (a)	150,000	175,953
3.70%, 11/15/49 (a)	150,000	160,175
T-Mobile USA, Inc.
3.50%, 04/15/25 (a)	500,000	540,735
1.50%, 02/15/26 (a)	250,000	252,083
3.75%, 04/15/27 (a)	750,000	832,612
2.05%, 02/15/28 (a)	550,000	559,691
3.88%, 04/15/30 (a)	1,300,000	1,456,520
2.55%, 02/15/31 (a)	650,000	664,319
2.25%, 11/15/31 (a)	250,000	249,010
4.38%, 04/15/40 (a)	550,000	644,176
3.00%, 02/15/41 (a)	550,000	546,408
4.50%, 04/15/50 (a)	500,000	600,860
3.30%, 02/15/51 (a)	550,000	552,392
3.40%, 10/15/52 (a)(c)	300,000	304,452
3.60%, 11/15/60 (a)(c)	150,000	153,548
3.60%, 11/15/60 (a)	200,000	206,304
TCI Communications, Inc.
7.13%, 02/15/28	30,000	40,024
Telefonica Emisiones S.A.
4.10%, 03/08/27	450,000	508,567
7.05%, 06/20/36	365,000	531,841
4.67%, 03/06/38	150,000	178,347
5.21%, 03/08/47	500,000	631,145
4.90%, 03/06/48	300,000	365,976
5.52%, 03/01/49 (a)	300,000	396,318
Telefonica Europe BV
8.25%, 09/15/30	100,000	146,616
TELUS Corp.
3.70%, 09/15/27 (a)	350,000	395,342
4.30%, 06/15/49 (a)	150,000	183,237
The Bell Telephone Co of Canada
0.75%, 03/17/24	100,000	100,409
4.46%, 04/01/48 (a)	300,000	374,004
4.30%, 07/29/49 (a)	100,000	121,511
3.65%, 03/17/51 (a)	100,000	110,795
3.20%, 02/15/52 (a)	200,000	206,522
The Interpublic Group of Cos., Inc.
4.75%, 03/30/30 (a)	150,000	179,606
2.40%, 03/01/31 (a)	100,000	102,188
3.38%, 03/01/41 (a)	100,000	105,304
5.40%, 10/01/48 (a)	100,000	136,625
The Walt Disney Co.
1.65%, 09/01/22	200,000	202,872
3.00%, 09/15/22	150,000	154,266
1.75%, 08/30/24 (a)	150,000	155,300
3.70%, 09/15/24 (a)	300,000	325,746
3.35%, 03/24/25	250,000	271,795
3.70%, 10/15/25 (a)	200,000	220,862
1.75%, 01/13/26	400,000	413,376
3.70%, 03/23/27	250,000	282,630
2.20%, 01/13/28	200,000	208,708
2.00%, 09/01/29 (a)	350,000	356,800
3.80%, 03/22/30	200,000	231,070
2.65%, 01/13/31	500,000	532,205
6.55%, 03/15/33	300,000	431,166
6.20%, 12/15/34	150,000	213,023
6.40%, 12/15/35	230,000	340,002
6.15%, 03/01/37	150,000	216,596
6.65%, 11/15/37	200,000	305,764
4.63%, 03/23/40 (a)	350,000	447,853
3.50%, 05/13/40 (a)	500,000	562,530
4.13%, 12/01/41	150,000	182,141
4.75%, 09/15/44 (a)	150,000	197,274
4.95%, 10/15/45 (a)	200,000	270,732
4.75%, 11/15/46 (a)	100,000	133,005

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 09/01/49 (a)	350,000	348,897
4.70%, 03/23/50 (a)	300,000	402,765
3.60%, 01/13/51 (a)	600,000	693,948
3.80%, 05/13/60 (a)	300,000	358,908
Time Warner Cable LLC
6.55%, 05/01/37	200,000	273,638
7.30%, 07/01/38	300,000	437,646
6.75%, 06/15/39	250,000	350,577
5.88%, 11/15/40 (a)	324,000	417,769
5.50%, 09/01/41 (a)	250,000	313,302
4.50%, 09/15/42 (a)	300,000	337,206
Time Warner Entertainment Co. LP
8.38%, 03/15/23	357,000	399,308
8.38%, 07/15/33	200,000	299,262
TWDC Enterprises 18 Corp.
2.35%, 12/01/22	200,000	205,176
3.00%, 02/13/26	350,000	379,176
1.85%, 07/30/26	150,000	155,643
2.95%, 06/15/27	200,000	219,238
4.38%, 08/16/41	100,000	124,408
4.13%, 06/01/44	250,000	305,697
3.00%, 07/30/46	100,000	104,273
Verizon Communications, Inc.
4.15%, 03/15/24 (a)	100,000	108,283
0.75%, 03/22/24	500,000	502,120
3.50%, 11/01/24 (a)	330,000	356,832
3.38%, 02/15/25	500,000	541,825
0.85%, 11/20/25 (a)	700,000	694,869
1.45%, 03/20/26 (a)	200,000	202,762
2.63%, 08/15/26	450,000	479,232
4.13%, 03/16/27	650,000	743,125
3.00%, 03/22/27 (a)	150,000	162,329
2.10%, 03/22/28 (a)	500,000	513,605
4.33%, 09/21/28	800,000	933,848
3.88%, 02/08/29 (a)	200,000	228,134
4.02%, 12/03/29 (a)	800,000	921,800
3.15%, 03/22/30 (a)	250,000	271,190
1.50%, 09/18/30 (a)	350,000	337,582
1.68%, 10/30/30 (a)	317,000	306,209
7.75%, 12/01/30	52,000	75,989
1.75%, 01/20/31 (a)	500,000	484,005
2.55%, 03/21/31 (a)	1,000,000	1,033,360
4.50%, 08/10/33	650,000	787,865
4.40%, 11/01/34 (a)	630,000	760,479
4.27%, 01/15/36	505,000	603,743
5.25%, 03/16/37	400,000	530,576
4.81%, 03/15/39	350,000	444,997
2.65%, 11/20/40 (a)	500,000	484,835
3.40%, 03/22/41 (a)	750,000	803,692
4.75%, 11/01/41	274,000	343,582
3.85%, 11/01/42 (a)	200,000	228,204
6.55%, 09/15/43	100,000	160,474
4.13%, 08/15/46	200,000	235,400
4.86%, 08/21/46	800,000	1,044,752
5.50%, 03/16/47	100,000	141,940
4.52%, 09/15/48	850,000	1,071,323
5.01%, 04/15/49	225,000	301,230
4.00%, 03/22/50 (a)	150,000	174,533
2.88%, 11/20/50 (a)	500,000	481,460
3.55%, 03/22/51 (a)	1,000,000	1,087,970
5.01%, 08/21/54	250,000	345,055
4.67%, 03/15/55	350,000	455,574
2.99%, 10/30/56 (a)	646,000	624,120
3.00%, 11/20/60 (a)	650,000	626,743
3.70%, 03/22/61 (a)	750,000	824,737
Security Rate, Maturity Date	Face Amount ($)	Value ($)
ViacomCBS, Inc.
3.88%, 04/01/24 (a)	150,000	160,746
3.70%, 08/15/24 (a)	250,000	269,233
3.50%, 01/15/25 (a)	330,000	355,159
4.75%, 05/15/25 (a)	200,000	225,802
2.90%, 01/15/27 (a)	150,000	160,224
3.38%, 02/15/28 (a)	250,000	275,130
4.20%, 06/01/29 (a)	150,000	172,973
7.88%, 07/30/30	50,000	71,416
4.95%, 01/15/31 (a)	200,000	242,102
4.20%, 05/19/32 (a)	300,000	347,121
6.88%, 04/30/36	250,000	361,647
4.38%, 03/15/43	250,000	293,230
5.85%, 09/01/43 (a)	350,000	486,038
5.25%, 04/01/44 (a)	100,000	129,102
4.90%, 08/15/44 (a)	195,000	240,731
4.60%, 01/15/45 (a)	130,000	156,961
4.95%, 05/19/50 (a)	200,000	254,808
Vodafone Group PLC
2.50%, 09/26/22	250,000	255,698
3.75%, 01/16/24	200,000	215,490
4.13%, 05/30/25	250,000	278,472
4.38%, 05/30/28	750,000	871,950
7.88%, 02/15/30	150,000	216,552
6.15%, 02/27/37	400,000	560,104
5.00%, 05/30/38	250,000	318,880
4.38%, 02/19/43	350,000	416,185
5.25%, 05/30/48	600,000	800,220
4.88%, 06/19/49	350,000	449,365
4.25%, 09/17/50	250,000	296,097
5.13%, 06/19/59	100,000	134,279
Weibo Corp.
3.50%, 07/05/24 (a)	200,000	209,448
3.38%, 07/08/30 (a)	200,000	204,412
WPP Finance 2010
3.75%, 09/19/24	100,000	108,780
		131,832,419
Consumer Cyclical 1.8%
Advance Auto Parts, Inc.
1.75%, 10/01/27 (a)	150,000	150,608
3.90%, 04/15/30 (a)	100,000	111,900
Alibaba Group Holding Ltd.
2.80%, 06/06/23 (a)	150,000	155,720
3.60%, 11/28/24 (a)	400,000	431,516
3.40%, 12/06/27 (a)	500,000	545,140
2.13%, 02/09/31 (a)	400,000	393,160
4.50%, 11/28/34 (a)	250,000	295,210
4.00%, 12/06/37 (a)	200,000	224,010
2.70%, 02/09/41 (a)	250,000	237,300
4.20%, 12/06/47 (a)	200,000	231,916
3.15%, 02/09/51 (a)	300,000	294,450
4.40%, 12/06/57 (a)	200,000	239,276
3.25%, 02/09/61 (a)	200,000	194,098
Amazon.com, Inc.
2.50%, 11/29/22 (a)	230,000	235,184
2.40%, 02/22/23 (a)	200,000	206,086
0.25%, 05/12/23	300,000	300,276
0.40%, 06/03/23	250,000	250,640
0.45%, 05/12/24	500,000	500,350
2.80%, 08/22/24 (a)	450,000	479,002
3.80%, 12/05/24 (a)	195,000	213,921
0.80%, 06/03/25 (a)	250,000	250,673
5.20%, 12/03/25 (a)	100,000	117,066
1.00%, 05/12/26 (a)	500,000	502,675
1.20%, 06/03/27 (a)	300,000	301,137

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.15%, 08/22/27 (a)	600,000	664,176
1.65%, 05/12/28 (a)	500,000	508,560
1.50%, 06/03/30 (a)	450,000	442,921
2.10%, 05/12/31 (a)	600,000	616,176
4.80%, 12/05/34 (a)	150,000	194,486
3.88%, 08/22/37 (a)	600,000	716,658
2.88%, 05/12/41 (a)	400,000	419,620
4.95%, 12/05/44 (a)	330,000	454,879
4.05%, 08/22/47 (a)	750,000	927,127
2.50%, 06/03/50 (a)	550,000	529,133
3.10%, 05/12/51 (a)	650,000	700,973
4.25%, 08/22/57 (a)	550,000	717,579
2.70%, 06/03/60 (a)	400,000	388,864
3.25%, 05/12/61 (a)	500,000	545,980
American Honda Finance Corp.
2.05%, 01/10/23	150,000	153,620
1.95%, 05/10/23	200,000	205,314
0.88%, 07/07/23	250,000	252,245
0.65%, 09/08/23	250,000	251,395
2.90%, 02/16/24	290,000	306,315
2.40%, 06/27/24	300,000	314,652
2.15%, 09/10/24	250,000	260,757
1.20%, 07/08/25	250,000	252,438
1.00%, 09/10/25	250,000	250,578
2.30%, 09/09/26	300,000	316,482
2.35%, 01/08/27	50,000	52,734
3.50%, 02/15/28	100,000	111,992
2.00%, 03/24/28	250,000	257,362
Aptiv Corp.
4.15%, 03/15/24 (a)	100,000	107,863
Aptiv PLC
4.25%, 01/15/26 (a)	100,000	112,616
4.35%, 03/15/29 (a)	150,000	174,260
5.40%, 03/15/49 (a)	100,000	139,738
AutoNation, Inc.
3.50%, 11/15/24 (a)	150,000	161,130
4.75%, 06/01/30 (a)	250,000	295,227
AutoZone, Inc.
2.88%, 01/15/23 (a)	250,000	256,752
3.13%, 07/15/23 (a)	100,000	104,379
3.25%, 04/15/25 (a)	200,000	215,156
3.75%, 04/18/29 (a)	150,000	168,614
4.00%, 04/15/30 (a)	150,000	172,124
1.65%, 01/15/31 (a)	250,000	240,670
Best Buy Co., Inc.
4.45%, 10/01/28 (a)	100,000	116,730
1.95%, 10/01/30 (a)	250,000	247,048
Block Financial LLC
5.25%, 10/01/25 (a)	100,000	114,314
3.88%, 08/15/30 (a)	250,000	273,450
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	250,000	258,955
3.60%, 06/01/26 (a)	150,000	166,212
4.63%, 04/13/30 (a)	450,000	538,951
BorgWarner, Inc.
3.38%, 03/15/25 (a)	100,000	107,832
2.65%, 07/01/27 (a)	250,000	265,960
4.38%, 03/15/45 (a)	100,000	119,528
CBRE Services, Inc.
4.88%, 03/01/26 (a)	100,000	115,217
Choice Hotels International, Inc.
3.70%, 12/01/29 (a)	100,000	108,073
3.70%, 01/15/31 (a)	250,000	271,980
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Costco Wholesale Corp.
2.75%, 05/18/24 (a)	200,000	211,746
3.00%, 05/18/27 (a)	300,000	330,183
1.38%, 06/20/27 (a)	250,000	252,947
1.60%, 04/20/30 (a)	100,000	99,343
1.75%, 04/20/32 (a)	400,000	398,892
Cummins, Inc.
0.75%, 09/01/25 (a)	150,000	149,528
1.50%, 09/01/30 (a)	250,000	242,375
4.88%, 10/01/43 (a)	150,000	203,192
2.60%, 09/01/50 (a)	250,000	242,288
D.R. Horton, Inc.
5.75%, 08/15/23 (a)	250,000	271,862
2.60%, 10/15/25 (a)	175,000	184,903
1.40%, 10/15/27 (a)	150,000	148,677
Daimler Finance North America LLC
8.50%, 01/18/31	200,000	306,986
Darden Restaurants, Inc.
3.85%, 05/01/27 (a)	200,000	222,194
Dollar General Corp.
3.25%, 04/15/23 (a)	100,000	103,890
3.88%, 04/15/27 (a)	200,000	225,084
4.13%, 05/01/28 (a)	100,000	115,166
3.50%, 04/03/30 (a)	200,000	223,118
4.13%, 04/03/50 (a)	100,000	119,845
Dollar Tree, Inc.
3.70%, 05/15/23 (a)	100,000	105,166
4.00%, 05/15/25 (a)	300,000	329,637
4.20%, 05/15/28 (a)	250,000	284,637
eBay, Inc.
2.75%, 01/30/23 (a)	200,000	206,338
3.45%, 08/01/24 (a)	200,000	214,764
1.90%, 03/11/25 (a)	250,000	258,692
1.40%, 05/10/26 (a)	200,000	201,888
3.60%, 06/05/27 (a)	150,000	167,603
2.70%, 03/11/30 (a)	100,000	104,812
2.60%, 05/10/31 (a)	150,000	154,746
4.00%, 07/15/42 (a)	150,000	171,129
3.65%, 05/10/51 (a)	200,000	218,680
Expedia Group, Inc.
3.60%, 12/15/23 (a)	200,000	212,214
4.50%, 08/15/24 (a)	150,000	163,500
5.00%, 02/15/26 (a)	200,000	226,094
4.63%, 08/01/27 (a)	200,000	226,406
3.80%, 02/15/28 (a)	200,000	216,070
3.25%, 02/15/30 (a)	200,000	207,378
2.95%, 03/15/31 (a)	100,000	101,787
General Motors Co.
4.88%, 10/02/23	462,000	501,113
5.40%, 10/02/23	250,000	273,662
6.13%, 10/01/25 (a)	450,000	531,252
4.20%, 10/01/27 (a)	300,000	336,282
6.80%, 10/01/27 (a)	300,000	378,045
5.00%, 10/01/28 (a)	250,000	292,570
5.00%, 04/01/35	200,000	241,088
6.60%, 04/01/36 (a)	300,000	411,021
5.15%, 04/01/38 (a)	250,000	303,230
6.25%, 10/02/43	350,000	479,521
5.20%, 04/01/45	250,000	309,897
6.75%, 04/01/46 (a)	100,000	144,935
5.40%, 04/01/48 (a)	75,000	95,231
5.95%, 04/01/49 (a)	200,000	272,380
General Motors Financial Co., Inc.
3.25%, 01/05/23 (a)	250,000	258,430
5.20%, 03/20/23	450,000	480,694
3.70%, 05/09/23 (a)	312,000	326,224

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.15%, 06/19/23 (a)	250,000	264,615
1.70%, 08/18/23	350,000	357,122
5.10%, 01/17/24 (a)	200,000	219,058
1.05%, 03/08/24	250,000	251,678
3.95%, 04/13/24 (a)	150,000	160,931
3.50%, 11/07/24 (a)	150,000	160,734
4.00%, 01/15/25 (a)	100,000	108,760
2.90%, 02/26/25 (a)	200,000	211,390
4.35%, 04/09/25 (a)	150,000	165,450
4.30%, 07/13/25 (a)	200,000	220,860
1.25%, 01/08/26 (a)	200,000	198,670
5.25%, 03/01/26 (a)	450,000	518,143
4.35%, 01/17/27 (a)	200,000	225,540
2.70%, 08/20/27 (a)	350,000	365,676
3.85%, 01/05/28 (a)	150,000	164,663
5.65%, 01/17/29 (a)	100,000	121,904
3.60%, 06/21/30 (a)	500,000	543,035
2.35%, 01/08/31 (a)	200,000	198,084
2.70%, 06/10/31 (a)	200,000	203,042
Genuine Parts Co.
1.88%, 11/01/30 (a)	125,000	122,049
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	250,000	271,350
5.25%, 06/01/25 (a)	100,000	112,358
5.38%, 04/15/26 (a)	150,000	172,118
5.75%, 06/01/28 (a)	100,000	119,478
5.30%, 01/15/29 (a)	100,000	117,346
4.00%, 01/15/30 (a)	100,000	108,763
4.00%, 01/15/31 (a)	400,000	434,456
Harley-Davidson, Inc.
3.50%, 07/28/25 (a)	100,000	107,442
Harman International Industries, Inc.
4.15%, 05/15/25 (a)	75,000	82,712
Hyatt Hotels Corp.
3.38%, 07/15/23 (a)	200,000	207,950
5.38%, 04/23/25 (a)	100,000	111,741
4.38%, 09/15/28 (a)	150,000	164,466
JD.com, Inc.
3.88%, 04/29/26	200,000	219,524
3.38%, 01/14/30 (a)	200,000	214,434
4.13%, 01/14/50 (a)	200,000	218,310
Kohl's Corp.
3.38%, 05/01/31 (a)	100,000	105,171
5.55%, 07/17/45 (a)	100,000	124,355
Las Vegas Sands Corp.
3.20%, 08/08/24 (a)	250,000	260,350
2.90%, 06/25/25 (a)	400,000	413,196
3.50%, 08/18/26 (a)	150,000	157,515
3.90%, 08/08/29 (a)	150,000	158,010
Lear Corp.
3.80%, 09/15/27 (a)	50,000	55,667
4.25%, 05/15/29 (a)	50,000	56,786
3.50%, 05/30/30 (a)	150,000	162,786
5.25%, 05/15/49 (a)	250,000	318,967
Lennar Corp.
4.75%, 11/15/22 (a)	350,000	364,017
4.75%, 05/30/25 (a)	350,000	391,769
4.75%, 11/29/27 (a)	250,000	291,002
Lowe's Cos., Inc.
3.88%, 09/15/23 (a)	100,000	106,261
3.13%, 09/15/24 (a)	100,000	106,862
3.38%, 09/15/25 (a)	474,000	517,561
2.50%, 04/15/26 (a)	200,000	212,790
3.10%, 05/03/27 (a)	250,000	273,377
1.30%, 04/15/28 (a)	250,000	245,553
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.65%, 04/05/29 (a)	400,000	449,300
4.50%, 04/15/30 (a)	200,000	237,574
1.70%, 10/15/30 (a)	250,000	242,793
2.63%, 04/01/31 (a)	250,000	260,887
5.00%, 04/15/40 (a)	100,000	129,910
4.65%, 04/15/42 (a)	195,000	244,860
4.38%, 09/15/45 (a)	100,000	121,683
3.70%, 04/15/46 (a)	150,000	167,618
4.05%, 05/03/47 (a)	250,000	292,770
4.55%, 04/05/49 (a)	300,000	379,080
5.13%, 04/15/50 (a)	250,000	343,397
3.00%, 10/15/50 (a)	250,000	250,885
Magna International, Inc.
3.63%, 06/15/24 (a)	200,000	215,932
2.45%, 06/15/30 (a)	200,000	206,808
Marriott International, Inc.
3.75%, 03/15/25 (a)	330,000	355,060
5.75%, 05/01/25 (a)	300,000	344,802
3.13%, 06/15/26 (a)	150,000	160,460
4.00%, 04/15/28 (a)	100,000	110,611
4.63%, 06/15/30 (a)	200,000	230,594
3.50%, 10/15/32 (a)	350,000	374,398
McDonald's Corp.
3.35%, 04/01/23 (a)	150,000	156,680
3.38%, 05/26/25 (a)	150,000	162,533
3.30%, 07/01/25 (a)	100,000	108,466
1.45%, 09/01/25 (a)	150,000	153,068
3.70%, 01/30/26 (a)	430,000	476,474
3.50%, 03/01/27 (a)	200,000	221,138
3.50%, 07/01/27 (a)	200,000	222,470
3.80%, 04/01/28 (a)	350,000	396,315
2.63%, 09/01/29 (a)	100,000	105,664
2.13%, 03/01/30 (a)	250,000	254,690
3.60%, 07/01/30 (a)	150,000	169,541
4.70%, 12/09/35 (a)	250,000	313,442
6.30%, 03/01/38	250,000	363,167
5.70%, 02/01/39	150,000	208,182
4.88%, 07/15/40	100,000	128,820
3.70%, 02/15/42	200,000	226,096
4.60%, 05/26/45 (a)	100,000	126,839
4.88%, 12/09/45 (a)	420,000	553,909
4.45%, 03/01/47 (a)	100,000	125,046
4.45%, 09/01/48 (a)	250,000	314,362
3.63%, 09/01/49 (a)	300,000	338,136
4.20%, 04/01/50 (a)	100,000	123,002
MDC Holdings, Inc.
2.50%, 01/15/31 (a)	150,000	147,224
6.00%, 01/15/43 (a)	150,000	193,286
NIKE, Inc.
2.25%, 05/01/23 (a)	100,000	102,862
2.40%, 03/27/25 (a)	150,000	158,946
2.38%, 11/01/26 (a)	100,000	106,636
2.75%, 03/27/27 (a)	350,000	378,997
2.85%, 03/27/30 (a)	350,000	382,480
3.25%, 03/27/40 (a)	300,000	335,304
3.38%, 11/01/46 (a)	350,000	399,563
3.38%, 03/27/50 (a)	200,000	230,070
Nordstrom, Inc.
6.95%, 03/15/28	200,000	236,594
4.25%, 08/01/31 (a)	150,000	156,458
5.00%, 01/15/44 (a)	200,000	198,904
NVR, Inc.
3.95%, 09/15/22 (a)	100,000	102,826
3.00%, 05/15/30 (a)	200,000	212,336

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
O'Reilly Automotive, Inc.
3.80%, 09/01/22 (a)	150,000	153,795
3.60%, 09/01/27 (a)	150,000	168,573
4.35%, 06/01/28 (a)	200,000	232,876
4.20%, 04/01/30 (a)	100,000	116,322
1.75%, 03/15/31 (a)	250,000	242,668
PACCAR Financial Corp.
2.00%, 09/26/22	100,000	101,946
2.65%, 04/06/23	150,000	155,649
0.35%, 08/11/23	150,000	150,170
0.35%, 02/02/24	100,000	99,739
0.50%, 08/09/24	250,000	249,695
1.80%, 02/06/25	200,000	207,030
PulteGroup, Inc.
5.50%, 03/01/26 (a)	250,000	292,557
7.88%, 06/15/32	200,000	292,164
PVH Corp.
4.63%, 07/10/25 (a)(c)	250,000	278,210
Ralph Lauren Corp.
2.95%, 06/15/30 (a)	150,000	160,782
Ross Stores, Inc.
0.88%, 04/15/26 (a)	250,000	246,130
Sands China Ltd.
4.60%, 08/08/23 (a)	500,000	529,035
5.13%, 08/08/25 (a)	200,000	222,798
5.40%, 08/08/28 (a)	400,000	462,976
4.38%, 06/18/30 (a)	200,000	218,266
Starbucks Corp.
3.10%, 03/01/23 (a)	100,000	103,893
3.85%, 10/01/23 (a)	245,000	260,406
3.80%, 08/15/25 (a)	300,000	331,539
2.00%, 03/12/27 (a)	200,000	206,878
4.00%, 11/15/28 (a)	150,000	173,349
3.55%, 08/15/29 (a)	200,000	224,614
2.25%, 03/12/30 (a)	100,000	102,161
2.55%, 11/15/30 (a)	195,000	203,613
3.75%, 12/01/47 (a)	250,000	282,302
4.50%, 11/15/48 (a)	300,000	380,871
4.45%, 08/15/49 (a)	150,000	189,546
3.35%, 03/12/50 (a)	100,000	107,178
3.50%, 11/15/50 (a)	200,000	219,702
Stellantis N.V.
5.25%, 04/15/23	250,000	267,880
Tapestry, Inc.
4.25%, 04/01/25 (a)	150,000	162,630
4.13%, 07/15/27 (a)	100,000	109,628
Target Corp.
3.50%, 07/01/24	263,000	285,260
2.25%, 04/15/25 (a)	300,000	315,507
2.50%, 04/15/26	200,000	215,022
3.38%, 04/15/29 (a)	150,000	168,765
2.35%, 02/15/30 (a)	250,000	263,092
2.65%, 09/15/30 (a)	350,000	377,954
4.00%, 07/01/42	75,000	94,456
3.90%, 11/15/47 (a)	400,000	506,264
The Ford Foundation
2.42%, 06/01/50 (a)	100,000	98,678
The Home Depot, Inc.
2.70%, 04/01/23 (a)	150,000	154,928
3.75%, 02/15/24 (a)	195,000	209,276
3.35%, 09/15/25 (a)	400,000	437,952
3.00%, 04/01/26 (a)	150,000	163,155
2.13%, 09/15/26 (a)	200,000	210,652
2.50%, 04/15/27 (a)	200,000	214,050
2.80%, 09/14/27 (a)	150,000	163,406
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.90%, 12/06/28 (a)	300,000	348,489
2.95%, 06/15/29 (a)	350,000	383,404
2.70%, 04/15/30 (a)	200,000	214,988
1.38%, 03/15/31 (a)	250,000	241,440
5.88%, 12/16/36	755,000	1,084,399
3.30%, 04/15/40 (a)	450,000	499,504
5.40%, 09/15/40 (a)	100,000	139,278
4.20%, 04/01/43 (a)	230,000	284,558
4.88%, 02/15/44 (a)	195,000	263,273
4.40%, 03/15/45 (a)	150,000	192,242
4.25%, 04/01/46 (a)	350,000	441,479
3.90%, 06/15/47 (a)	300,000	361,473
4.50%, 12/06/48 (a)	350,000	460,729
3.13%, 12/15/49 (a)	200,000	214,762
3.35%, 04/15/50 (a)	400,000	446,528
2.38%, 03/15/51 (a)	250,000	234,470
3.50%, 09/15/56 (a)	150,000	171,714
The Rockefeller Foundation
2.49%, 10/01/50 (a)	250,000	250,415
The TJX Cos., Inc.
2.50%, 05/15/23 (a)	250,000	258,162
2.25%, 09/15/26 (a)	200,000	211,214
1.15%, 05/15/28 (a)	150,000	146,558
3.88%, 04/15/30 (a)	250,000	288,920
Toyota Motor Corp.
3.42%, 07/20/23	200,000	211,868
0.68%, 03/25/24 (a)	250,000	250,838
1.34%, 03/25/26 (a)	200,000	202,702
3.67%, 07/20/28	150,000	170,712
Toyota Motor Credit Corp.
2.15%, 09/08/22	500,000	509,815
2.63%, 01/10/23	100,000	103,218
2.90%, 03/30/23	450,000	468,486
0.40%, 04/06/23	250,000	250,428
0.50%, 08/14/23	450,000	451,624
1.35%, 08/25/23	200,000	203,938
3.45%, 09/20/23	100,000	106,274
3.35%, 01/08/24	150,000	159,930
0.45%, 01/11/24	250,000	249,913
2.90%, 04/17/24	200,000	212,196
0.50%, 06/18/24	100,000	99,823
2.00%, 10/07/24	100,000	104,082
1.80%, 02/13/25	400,000	412,756
3.00%, 04/01/25	300,000	322,002
0.80%, 10/16/25	250,000	248,488
0.80%, 01/09/26	150,000	148,496
1.13%, 06/18/26	250,000	250,910
3.20%, 01/11/27	150,000	165,323
1.15%, 08/13/27	450,000	447,061
3.65%, 01/08/29	150,000	171,635
2.15%, 02/13/30	100,000	103,413
3.38%, 04/01/30	200,000	225,456
Tractor Supply Co.
1.75%, 11/01/30 (a)	125,000	121,764
VF Corp.
2.40%, 04/23/25 (a)	250,000	261,970
2.95%, 04/23/30 (a)	200,000	213,642
Walgreen Co.
3.10%, 09/15/22	150,000	154,214
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24 (a)	430,000	467,075
3.45%, 06/01/26 (a)	300,000	327,738
3.20%, 04/15/30 (a)	150,000	162,219
4.80%, 11/18/44 (a)	250,000	308,602
4.10%, 04/15/50 (a)	150,000	170,558

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Walmart, Inc.
2.35%, 12/15/22 (a)	250,000	256,512
2.55%, 04/11/23 (a)	500,000	516,125
3.40%, 06/26/23 (a)	600,000	632,928
3.30%, 04/22/24 (a)	250,000	267,062
2.85%, 07/08/24 (a)	400,000	426,080
2.65%, 12/15/24 (a)	200,000	213,272
3.55%, 06/26/25 (a)	250,000	275,305
3.05%, 07/08/26 (a)	350,000	383,498
3.70%, 06/26/28 (a)	500,000	571,445
3.25%, 07/08/29 (a)	300,000	337,038
2.38%, 09/24/29 (a)	100,000	106,604
5.25%, 09/01/35	450,000	620,887
6.50%, 08/15/37	150,000	229,250
6.20%, 04/15/38	250,000	375,157
3.95%, 06/28/38 (a)	250,000	303,627
5.63%, 04/01/40	100,000	144,945
5.00%, 10/25/40	150,000	204,573
5.63%, 04/15/41	200,000	293,626
4.30%, 04/22/44 (a)	500,000	637,910
3.63%, 12/15/47 (a)	150,000	178,115
4.05%, 06/29/48 (a)	700,000	888,447
2.95%, 09/24/49 (a)	150,000	162,000
		96,849,801
Consumer Non-Cyclical 4.1%
Abbott Laboratories
3.40%, 11/30/23 (a)	200,000	212,380
2.95%, 03/15/25 (a)	350,000	375,060
3.75%, 11/30/26 (a)	400,000	452,620
1.15%, 01/30/28 (a)	250,000	246,702
1.40%, 06/30/30 (a)	200,000	195,366
4.75%, 11/30/36 (a)	500,000	648,620
5.30%, 05/27/40	100,000	140,427
4.75%, 04/15/43 (a)	150,000	200,429
4.90%, 11/30/46 (a)	726,000	1,008,966
AbbVie, Inc.
3.25%, 10/01/22 (a)	300,000	307,254
2.90%, 11/06/22	600,000	617,754
3.20%, 11/06/22 (a)	200,000	205,720
2.30%, 11/21/22	500,000	511,555
2.85%, 05/14/23 (a)	300,000	311,112
3.75%, 11/14/23 (a)	300,000	320,322
3.85%, 06/15/24 (a)	300,000	323,952
2.60%, 11/21/24 (a)	575,000	606,406
3.80%, 03/15/25 (a)	750,000	818,025
3.60%, 05/14/25 (a)	800,000	870,312
3.20%, 05/14/26 (a)	350,000	380,086
2.95%, 11/21/26 (a)	850,000	916,189
4.25%, 11/14/28 (a)	300,000	347,991
3.20%, 11/21/29 (a)	1,150,000	1,257,467
4.55%, 03/15/35 (a)	350,000	426,562
4.50%, 05/14/35 (a)	400,000	486,780
4.30%, 05/14/36 (a)	450,000	537,880
4.05%, 11/21/39 (a)	850,000	998,257
4.63%, 10/01/42 (a)	100,000	124,233
4.40%, 11/06/42	450,000	549,864
4.85%, 06/15/44 (a)	150,000	192,483
4.75%, 03/15/45 (a)	111,000	140,256
4.70%, 05/14/45 (a)	700,000	882,427
4.45%, 05/14/46 (a)	400,000	491,640
4.88%, 11/14/48 (a)	300,000	392,979
4.25%, 11/21/49 (a)	1,200,000	1,458,612
Adventist Health System
3.63%, 03/01/49 (a)	100,000	113,277
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Advocate Health & Hospitals Corp.
3.83%, 08/15/28 (a)	50,000	56,989
4.27%, 08/15/48 (a)	150,000	193,158
3.39%, 10/15/49 (a)	100,000	113,243
Agilent Technologies, Inc.
3.88%, 07/15/23 (a)	150,000	158,421
2.75%, 09/15/29 (a)	150,000	158,693
2.10%, 06/04/30 (a)	150,000	150,150
2.30%, 03/12/31 (a)	200,000	202,926
Ahold Finance USA LLC
6.88%, 05/01/29	75,000	100,980
AHS Hospital Corp.
5.02%, 07/01/45	150,000	209,127
2.78%, 07/01/51 (a)	150,000	152,522
Allina Health System
3.89%, 04/15/49	100,000	119,778
Altria Group, Inc.
4.00%, 01/31/24	200,000	216,386
3.80%, 02/14/24 (a)	150,000	160,976
2.35%, 05/06/25 (a)	170,000	177,383
4.40%, 02/14/26 (a)	350,000	395,773
2.63%, 09/16/26 (a)	100,000	105,564
4.80%, 02/14/29 (a)	450,000	523,458
3.40%, 05/06/30 (a)	200,000	214,554
2.45%, 02/04/32 (a)	200,000	195,476
5.80%, 02/14/39 (a)	300,000	375,909
3.40%, 02/04/41 (a)	300,000	289,182
4.25%, 08/09/42	200,000	212,094
4.50%, 05/02/43	100,000	109,768
5.38%, 01/31/44	445,000	536,826
3.88%, 09/16/46 (a)	200,000	202,254
5.95%, 02/14/49 (a)	500,000	652,055
4.45%, 05/06/50 (a)	200,000	218,546
3.70%, 02/04/51 (a)	250,000	242,943
4.00%, 02/04/61 (a)	200,000	196,718
AmerisourceBergen Corp.
0.74%, 03/15/23 (a)	300,000	300,480
3.40%, 05/15/24 (a)	200,000	212,644
3.25%, 03/01/25 (a)	100,000	107,081
3.45%, 12/15/27 (a)	100,000	109,938
2.80%, 05/15/30 (a)	150,000	157,850
2.70%, 03/15/31 (a)	200,000	207,764
4.25%, 03/01/45 (a)	200,000	236,116
4.30%, 12/15/47 (a)	100,000	118,196
Amgen, Inc.
2.25%, 08/19/23 (a)	200,000	206,728
3.63%, 05/22/24 (a)	250,000	268,420
1.90%, 02/21/25 (a)	100,000	103,307
3.13%, 05/01/25 (a)	250,000	268,025
2.60%, 08/19/26 (a)	330,000	351,285
2.20%, 02/21/27 (a)	300,000	312,858
3.20%, 11/02/27 (a)	150,000	164,640
1.65%, 08/15/28 (a)	300,000	299,156
2.45%, 02/21/30 (a)	200,000	207,058
2.30%, 02/25/31 (a)	225,000	229,354
2.00%, 01/15/32 (a)	300,000	294,906
3.15%, 02/21/40 (a)	400,000	419,456
2.80%, 08/15/41 (a)	200,000	198,199
4.95%, 10/01/41	300,000	388,020
5.15%, 11/15/41 (a)	200,000	263,178
4.40%, 05/01/45 (a)	600,000	733,524
4.56%, 06/15/48 (a)	300,000	379,359
3.38%, 02/21/50 (a)	400,000	426,092
4.66%, 06/15/51 (a)	725,000	941,949
3.00%, 01/15/52 (a)	300,000	300,285
2.77%, 09/01/53 (a)	269,000	258,071

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26 (a)	750,000	828,900
4.70%, 02/01/36 (a)	1,055,000	1,303,368
4.90%, 02/01/46 (a)	2,000,000	2,558,820
Anheuser-Busch InBev Finance, Inc.
3.65%, 02/01/26 (a)	350,000	386,267
4.70%, 02/01/36 (a)	150,000	184,574
4.00%, 01/17/43	100,000	113,725
4.63%, 02/01/44	400,000	489,264
4.90%, 02/01/46 (a)	200,000	253,854
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28 (a)	450,000	512,892
4.75%, 01/23/29 (a)	800,000	953,000
3.50%, 06/01/30 (a)	300,000	334,278
4.90%, 01/23/31 (a)	250,000	308,205
4.38%, 04/15/38 (a)	250,000	299,265
8.20%, 01/15/39	250,000	420,692
5.45%, 01/23/39 (a)	300,000	396,612
8.00%, 11/15/39	150,000	248,313
4.35%, 06/01/40 (a)	450,000	540,612
4.95%, 01/15/42	200,000	253,706
3.75%, 07/15/42	100,000	110,130
4.60%, 04/15/48 (a)	600,000	741,174
4.44%, 10/06/48 (a)	400,000	483,760
5.55%, 01/23/49 (a)	800,000	1,115,976
4.50%, 06/01/50 (a)	400,000	496,672
4.75%, 04/15/58 (a)	300,000	382,476
5.80%, 01/23/59 (a)	300,000	445,686
4.60%, 06/01/60 (a)	400,000	500,368
Archer-Daniels-Midland Co.
2.75%, 03/27/25 (a)	200,000	212,388
2.50%, 08/11/26 (a)	200,000	213,178
3.25%, 03/27/30 (a)	200,000	222,810
4.54%, 03/26/42	100,000	132,427
3.75%, 09/15/47 (a)	200,000	242,900
4.50%, 03/15/49 (a)	100,000	134,815
Ascension Health
3.11%, 11/15/39 (a)	100,000	109,132
3.95%, 11/15/46	250,000	311,487
4.85%, 11/15/53	200,000	292,886
Astrazeneca Finance LLC
0.70%, 05/28/24 (a)	400,000	400,604
1.20%, 05/28/26 (a)	250,000	251,210
1.75%, 05/28/28 (a)	250,000	253,807
2.25%, 05/28/31 (a)	250,000	258,092
AstraZeneca PLC
3.50%, 08/17/23 (a)	100,000	105,891
3.38%, 11/16/25	450,000	493,308
0.70%, 04/08/26 (a)	300,000	294,981
3.13%, 06/12/27 (a)	250,000	273,545
4.00%, 01/17/29 (a)	250,000	288,805
1.38%, 08/06/30 (a)	250,000	240,398
6.45%, 09/15/37	430,000	647,911
4.00%, 09/18/42	250,000	304,920
4.38%, 11/16/45	100,000	129,342
4.38%, 08/17/48 (a)	150,000	194,996
2.13%, 08/06/50 (a)	250,000	225,015
3.00%, 05/28/51 (a)	200,000	213,316
Banner Health
2.34%, 01/01/30 (a)	150,000	155,165
1.90%, 01/01/31 (a)	100,000	100,125
Baptist Healthcare System Obligated Group
3.54%, 08/15/50 (a)	200,000	221,804
BAT Capital Corp.
3.22%, 08/15/24 (a)	400,000	424,632
2.79%, 09/06/24 (a)	150,000	157,587
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.22%, 09/06/26 (a)	200,000	213,818
4.70%, 04/02/27 (a)	150,000	170,595
3.56%, 08/15/27 (a)	800,000	866,152
2.26%, 03/25/28 (a)	350,000	351,834
3.46%, 09/06/29 (a)	100,000	106,581
4.91%, 04/02/30 (a)	225,000	261,452
2.73%, 03/25/31 (a)	250,000	250,195
4.39%, 08/15/37 (a)	250,000	272,372
3.73%, 09/25/40 (a)	350,000	347,805
4.54%, 08/15/47 (a)	500,000	536,785
4.76%, 09/06/49 (a)	150,000	165,420
5.28%, 04/02/50 (a)	100,000	118,028
3.98%, 09/25/50 (a)	350,000	347,266
BAT International Finance PLC
1.67%, 03/25/26 (a)	350,000	352,415
Baxalta, Inc.
4.00%, 06/23/25 (a)	150,000	165,384
5.25%, 06/23/45 (a)	99,000	135,985
Baxter International, Inc.
2.60%, 08/15/26 (a)	129,000	137,373
3.95%, 04/01/30 (a)	125,000	144,204
1.73%, 04/01/31 (a)	150,000	146,879
3.50%, 08/15/46 (a)	85,000	94,534
BayCare Health System, Inc.
3.83%, 11/15/50 (a)	100,000	123,483
Baylor Scott & White Holdings
1.78%, 11/15/30 (a)	100,000	99,376
4.19%, 11/15/45 (a)	100,000	124,467
2.84%, 11/15/50 (a)	200,000	204,250
Becton Dickinson & Co.
3.36%, 06/06/24 (a)	391,000	417,643
3.73%, 12/15/24 (a)	252,000	273,622
3.70%, 06/06/27 (a)	298,000	332,449
2.82%, 05/20/30 (a)	200,000	212,098
1.96%, 02/11/31 (a)	200,000	197,244
4.69%, 12/15/44 (a)	250,000	318,280
4.67%, 06/06/47 (a)	200,000	254,458
3.79%, 05/20/50 (a)	200,000	227,456
Biogen, Inc.
3.63%, 09/15/22	150,000	155,100
4.05%, 09/15/25 (a)	500,000	555,960
2.25%, 05/01/30 (a)	300,000	303,372
3.15%, 05/01/50 (a)	300,000	297,183
3.25%, 02/15/51 (a)	392,000	395,026
Bon Secours Mercy Health, Inc.
2.10%, 06/01/31 (a)	100,000	100,555
3.21%, 06/01/50 (a)	100,000	106,542
Boston Scientific Corp.
3.85%, 05/15/25	275,000	303,366
1.90%, 06/01/25 (a)	200,000	206,420
3.75%, 03/01/26 (a)	250,000	276,975
4.00%, 03/01/28 (a)	150,000	172,649
4.00%, 03/01/29 (a)	300,000	343,758
4.55%, 03/01/39 (a)	150,000	185,265
4.70%, 03/01/49 (a)	300,000	390,585
Bristol-Myers Squibb Co.
2.75%, 02/15/23 (a)	200,000	206,772
3.25%, 02/20/23 (a)	144,000	149,917
0.54%, 11/13/23 (a)	500,000	500,180
2.90%, 07/26/24 (a)	500,000	533,135
3.88%, 08/15/25 (a)	400,000	443,716
0.75%, 11/13/25 (a)	250,000	249,042
3.20%, 06/15/26 (a)	450,000	493,987
3.25%, 02/27/27	150,000	166,461
1.13%, 11/13/27 (a)	250,000	248,510
3.45%, 11/15/27 (a)	250,000	280,002

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.90%, 02/20/28 (a)	300,000	344,061
3.40%, 07/26/29 (a)	800,000	899,288
1.45%, 11/13/30 (a)	150,000	146,223
4.13%, 06/15/39 (a)	400,000	488,144
2.35%, 11/13/40 (a)	300,000	291,732
3.25%, 08/01/42	200,000	219,804
4.63%, 05/15/44 (a)	300,000	397,455
5.00%, 08/15/45 (a)	450,000	620,856
4.35%, 11/15/47 (a)	350,000	447,972
4.55%, 02/20/48 (a)	150,000	197,690
4.25%, 10/26/49 (a)	600,000	765,120
2.55%, 11/13/50 (a)	300,000	291,744
Brown-Forman Corp.
4.00%, 04/15/38 (a)	150,000	179,370
Brunswick Corp.
0.85%, 08/18/24 (a)	100,000	100,048
2.40%, 08/18/31	150,000	147,298
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (a)	100,000	102,546
1.63%, 08/17/25 (a)	200,000	203,294
3.25%, 08/15/26 (a)	150,000	162,356
3.75%, 09/25/27 (a)	250,000	277,900
2.75%, 05/14/31 (a)	150,000	154,125
Campbell Soup Co.
3.65%, 03/15/23 (a)	150,000	156,894
3.95%, 03/15/25 (a)	100,000	109,822
3.30%, 03/19/25 (a)	150,000	161,391
4.15%, 03/15/28 (a)	250,000	285,075
4.80%, 03/15/48 (a)	100,000	126,831
3.13%, 04/24/50 (a)	200,000	199,484
Cardinal Health, Inc.
3.20%, 03/15/23	150,000	156,216
3.08%, 06/15/24 (a)	350,000	370,926
3.75%, 09/15/25 (a)	130,000	142,734
3.41%, 06/15/27 (a)	250,000	274,437
4.50%, 11/15/44 (a)	100,000	115,535
4.90%, 09/15/45 (a)	180,000	219,170
4.37%, 06/15/47 (a)	100,000	113,565
Catholic Health Services of Long Island Obligated Group
3.37%, 07/01/50 (a)	150,000	158,900
Children's Health System of Texas
2.51%, 08/15/50 (a)	150,000	143,882
Children's Hospital
2.93%, 07/15/50 (a)	100,000	103,013
Children's Hospital Medical Center
4.27%, 05/15/44	100,000	126,926
Church & Dwight Co., Inc.
3.15%, 08/01/27 (a)	100,000	109,494
3.95%, 08/01/47 (a)	100,000	120,296
Cigna Corp.
3.05%, 11/30/22 (a)	200,000	206,286
3.00%, 07/15/23 (a)	150,000	156,585
3.75%, 07/15/23 (a)	271,000	286,984
3.50%, 06/15/24 (a)	145,000	155,382
3.25%, 04/15/25 (a)	200,000	215,406
4.13%, 11/15/25 (a)	450,000	503,163
4.50%, 02/25/26 (a)	194,000	220,256
1.25%, 03/15/26 (a)	200,000	201,286
3.40%, 03/01/27 (a)	142,000	156,572
3.05%, 10/15/27 (a)	145,000	157,334
4.38%, 10/15/28 (a)	760,000	887,642
2.40%, 03/15/30 (a)	400,000	412,580
2.38%, 03/15/31 (a)	250,000	256,970
4.80%, 08/15/38 (a)	380,000	476,246
3.20%, 03/15/40 (a)	250,000	262,842
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.13%, 11/15/41	100,000	144,334
4.80%, 07/15/46 (a)	320,000	410,131
3.88%, 10/15/47 (a)	145,000	165,083
4.90%, 12/15/48 (a)	700,000	916,062
3.40%, 03/15/50 (a)	250,000	266,832
3.40%, 03/15/51 (a)	300,000	320,412
City of Hope
5.62%, 11/15/43	100,000	146,048
Coca-Cola Consolidated, Inc.
3.80%, 11/25/25 (a)	100,000	110,635
Coca-Cola Femsa S.A.B. de CV
2.75%, 01/22/30 (a)	200,000	209,600
1.85%, 09/01/32 (a)	250,000	242,503
5.25%, 11/26/43	150,000	204,608
Colgate-Palmolive Co.
2.25%, 11/15/22	100,000	102,434
1.95%, 02/01/23	100,000	102,432
2.10%, 05/01/23	150,000	154,500
3.25%, 03/15/24	100,000	107,128
4.00%, 08/15/45	100,000	128,476
3.70%, 08/01/47 (a)	100,000	124,021
CommonSpirit Health
2.95%, 11/01/22	100,000	102,799
2.76%, 10/01/24 (a)	100,000	105,360
1.55%, 10/01/25 (a)	325,000	329,426
3.35%, 10/01/29 (a)	150,000	163,100
4.35%, 11/01/42	150,000	178,206
3.82%, 10/01/49 (a)	150,000	172,787
4.19%, 10/01/49 (a)	350,000	409,601
3.91%, 10/01/50 (a)	100,000	112,288
Community Health Network, Inc.
3.10%, 05/01/50 (a)	150,000	153,011
Conagra Brands, Inc.
3.20%, 01/25/23 (a)	104,000	107,305
4.30%, 05/01/24 (a)	200,000	217,978
4.60%, 11/01/25 (a)	150,000	169,487
1.38%, 11/01/27 (a)	250,000	245,360
4.85%, 11/01/28 (a)	250,000	298,527
5.30%, 11/01/38 (a)	400,000	517,964
5.40%, 11/01/48 (a)	250,000	341,170
Constellation Brands, Inc.
3.20%, 02/15/23 (a)	400,000	415,252
4.75%, 11/15/24	150,000	167,915
4.40%, 11/15/25 (a)	100,000	112,805
4.75%, 12/01/25	100,000	114,779
3.70%, 12/06/26 (a)	250,000	277,912
3.50%, 05/09/27 (a)	100,000	110,686
3.15%, 08/01/29 (a)	50,000	54,042
2.88%, 05/01/30 (a)	400,000	422,108
4.50%, 05/09/47 (a)	150,000	182,970
5.25%, 11/15/48 (a)	150,000	203,357
3.75%, 05/01/50 (a)	200,000	224,090
Cottage Health Obligated Group
3.30%, 11/01/49 (a)	100,000	111,507
CVS Health Corp.
2.75%, 12/01/22 (a)	250,000	256,027
3.70%, 03/09/23 (a)	550,000	575,965
3.38%, 08/12/24 (a)	230,000	246,157
2.63%, 08/15/24 (a)	150,000	158,136
4.10%, 03/25/25 (a)	300,000	330,939
3.88%, 07/20/25 (a)	500,000	550,625
2.88%, 06/01/26 (a)	200,000	214,890
3.00%, 08/15/26 (a)	200,000	216,280
3.63%, 04/01/27 (a)	150,000	166,607
1.30%, 08/21/27 (a)	400,000	396,560
4.30%, 03/25/28 (a)	1,445,000	1,665,998

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.25%, 08/15/29 (a)	300,000	327,582
3.75%, 04/01/30 (a)	300,000	338,337
1.75%, 08/21/30 (a)	400,000	389,732
1.88%, 02/28/31 (a)	250,000	245,200
4.88%, 07/20/35 (a)	200,000	246,578
4.78%, 03/25/38 (a)	1,000,000	1,244,610
4.13%, 04/01/40 (a)	300,000	351,597
2.70%, 08/21/40 (a)	400,000	393,000
5.30%, 12/05/43 (a)	250,000	335,902
5.13%, 07/20/45 (a)	600,000	792,462
5.05%, 03/25/48 (a)	1,700,000	2,251,361
4.25%, 04/01/50 (a)	200,000	243,268
Danaher Corp.
3.35%, 09/15/25 (a)	50,000	54,733
4.38%, 09/15/45 (a)	100,000	127,336
2.60%, 10/01/50 (a)	250,000	244,560
DENTSPLY SIRONA, Inc.
3.25%, 06/01/30 (a)	250,000	271,172
DH Europe Finance II Sarl
2.05%, 11/15/22	100,000	102,138
2.20%, 11/15/24 (a)	100,000	104,475
2.60%, 11/15/29 (a)	100,000	105,530
3.25%, 11/15/39 (a)	250,000	272,565
3.40%, 11/15/49 (a)	250,000	278,972
Diageo Capital PLC
2.63%, 04/29/23 (a)	50,000	51,643
3.50%, 09/18/23 (a)	200,000	212,354
1.38%, 09/29/25 (a)	400,000	406,676
3.88%, 05/18/28 (a)	200,000	229,256
2.38%, 10/24/29 (a)	200,000	209,066
2.00%, 04/29/30 (a)	250,000	252,292
2.13%, 04/29/32 (a)	200,000	202,270
3.88%, 04/29/43 (a)	100,000	120,161
Diageo Investment Corp.
8.00%, 09/15/22	150,000	161,984
4.25%, 05/11/42	150,000	185,985
Dignity Health
4.50%, 11/01/42	50,000	60,710
5.27%, 11/01/64	100,000	141,269
Duke University Health System, Inc.
3.92%, 06/01/47 (a)	200,000	243,850
Edwards Lifesciences Corp.
4.30%, 06/15/28 (a)	100,000	116,343
Eli Lilly & Co.
2.75%, 06/01/25 (a)	100,000	106,627
3.10%, 05/15/27 (a)	100,000	109,673
3.38%, 03/15/29 (a)	350,000	394,061
3.88%, 03/15/39 (a)	100,000	121,404
3.70%, 03/01/45 (a)	100,000	117,681
3.95%, 05/15/47 (a)	100,000	121,491
3.95%, 03/15/49 (a)	200,000	246,862
2.25%, 05/15/50 (a)	350,000	325,206
4.15%, 03/15/59 (a)	200,000	260,212
2.50%, 09/15/60 (a)	250,000	235,780
Flowers Foods, Inc.
2.40%, 03/15/31 (a)	100,000	101,143
Fomento Economico Mexicano S.A.B. de CV
4.38%, 05/10/43	200,000	244,254
3.50%, 01/16/50 (a)	500,000	535,245
General Mills, Inc.
2.60%, 10/12/22 (a)	400,000	409,132
4.00%, 04/17/25 (a)	300,000	331,572
4.20%, 04/17/28 (a)	375,000	432,105
2.88%, 04/15/30 (a)	150,000	160,712
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.40%, 06/15/40	150,000	205,239
3.00%, 02/01/51 (a)(c)	300,000	312,153
Gilead Sciences, Inc.
3.25%, 09/01/22 (a)	400,000	410,084
2.50%, 09/01/23 (a)	200,000	207,760
0.75%, 09/29/23 (a)	500,000	500,135
3.50%, 02/01/25 (a)	500,000	541,390
3.65%, 03/01/26 (a)	450,000	496,449
2.95%, 03/01/27 (a)	200,000	216,150
4.60%, 09/01/35 (a)	500,000	617,655
4.00%, 09/01/36 (a)	100,000	117,325
5.65%, 12/01/41 (a)	674,000	945,433
4.80%, 04/01/44 (a)	300,000	386,196
4.50%, 02/01/45 (a)	350,000	434,024
4.75%, 03/01/46 (a)	470,000	605,327
4.15%, 03/01/47 (a)	150,000	180,027
2.80%, 10/01/50 (a)	250,000	244,143
GlaxoSmithKline Capital PLC
0.53%, 10/01/23 (a)	250,000	250,515
3.00%, 06/01/24 (a)	200,000	212,768
3.38%, 06/01/29 (a)	200,000	223,660
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	250,000	259,715
3.38%, 05/15/23	200,000	210,454
3.63%, 05/15/25	300,000	330,180
3.88%, 05/15/28	400,000	459,900
6.38%, 05/15/38	713,000	1,076,245
4.20%, 03/18/43	100,000	124,709
Hackensack Meridian Health, Inc.
2.68%, 09/01/41 (a)	250,000	251,252
2.88%, 09/01/50 (a)	100,000	102,384
4.50%, 07/01/57 (a)	50,000	68,943
Hartford HealthCare Corp.
3.45%, 07/01/54	75,000	80,827
Hasbro, Inc.
2.60%, 11/19/22	150,000	154,163
3.00%, 11/19/24 (a)	100,000	106,315
3.55%, 11/19/26 (a)	150,000	164,597
3.90%, 11/19/29 (a)	100,000	111,891
6.35%, 03/15/40	200,000	280,678
5.10%, 05/15/44 (a)	150,000	184,653
HCA, Inc.
4.75%, 05/01/23	250,000	266,622
5.00%, 03/15/24	600,000	660,564
5.25%, 04/15/25	300,000	342,588
5.25%, 06/15/26 (a)	350,000	404,992
4.50%, 02/15/27 (a)	200,000	226,908
4.13%, 06/15/29 (a)	350,000	396,490
2.38%, 07/15/31 (a)	200,000	200,172
5.13%, 06/15/39 (a)	150,000	188,796
5.50%, 06/15/47 (a)	450,000	595,282
5.25%, 06/15/49 (a)	350,000	456,935
3.50%, 07/15/51 (a)	200,000	204,418
Hormel Foods Corp.
0.65%, 06/03/24 (a)	250,000	250,450
3.05%, 06/03/51 (a)	250,000	266,492
Illumina, Inc.
2.55%, 03/23/31 (a)	150,000	153,817
Indiana University Health, Inc. Obligated Group
3.97%, 11/01/48 (a)	55,000	68,774
Ingredion, Inc.
2.90%, 06/01/30 (a)	250,000	265,447
3.90%, 06/01/50 (a)	100,000	115,608
Integris Baptist Medical Center, Inc.
3.88%, 08/15/50 (a)	150,000	173,261

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Johnson & Johnson
2.05%, 03/01/23 (a)	300,000	307,233
3.38%, 12/05/23	400,000	428,580
2.63%, 01/15/25 (a)	100,000	106,266
0.55%, 09/01/25 (a)	500,000	495,985
2.45%, 03/01/26 (a)	250,000	266,680
2.95%, 03/03/27 (a)	100,000	109,669
0.95%, 09/01/27 (a)	400,000	396,064
2.90%, 01/15/28 (a)	200,000	218,582
1.30%, 09/01/30 (a)	400,000	392,168
4.38%, 12/05/33 (a)	150,000	188,528
3.55%, 03/01/36 (a)	100,000	117,848
3.63%, 03/03/37 (a)	600,000	707,040
3.40%, 01/15/38 (a)	150,000	172,341
2.10%, 09/01/40 (a)	350,000	339,356
4.50%, 09/01/40	150,000	196,901
3.70%, 03/01/46 (a)	530,000	639,577
3.75%, 03/03/47 (a)	200,000	244,760
3.50%, 01/15/48 (a)	150,000	177,678
2.25%, 09/01/50 (a)	350,000	336,147
2.45%, 09/01/60 (a)	250,000	243,043
Kaiser Foundation Hospitals
3.15%, 05/01/27 (a)	300,000	329,649
2.81%, 06/01/41 (a)	250,000	258,277
4.88%, 04/01/42	150,000	205,520
4.15%, 05/01/47 (a)	350,000	441,332
3.27%, 11/01/49 (a)	150,000	165,537
3.00%, 06/01/51 (a)	250,000	262,417
Kellogg Co.
2.65%, 12/01/23	300,000	314,553
3.40%, 11/15/27 (a)	100,000	110,420
4.30%, 05/15/28 (a)	100,000	116,242
2.10%, 06/01/30 (a)	250,000	252,235
7.45%, 04/01/31	100,000	145,084
4.50%, 04/01/46	100,000	125,190
Keurig Dr Pepper, Inc.
4.06%, 05/25/23 (a)	176,000	186,701
3.13%, 12/15/23 (a)	250,000	263,925
0.75%, 03/15/24 (a)	100,000	100,119
4.42%, 05/25/25 (a)	250,000	279,877
2.55%, 09/15/26 (a)	100,000	106,288
4.60%, 05/25/28 (a)	550,000	645,848
3.20%, 05/01/30 (a)	200,000	218,080
2.25%, 03/15/31 (a)	100,000	101,534
4.99%, 05/25/38 (a)	200,000	255,654
4.50%, 11/15/45 (a)	250,000	308,765
5.09%, 05/25/48 (a)	100,000	134,255
3.80%, 05/01/50 (a)	150,000	171,260
Kimberly-Clark Corp.
2.75%, 02/15/26	150,000	162,437
1.05%, 09/15/27 (a)	250,000	248,395
3.95%, 11/01/28 (a)	200,000	232,548
3.20%, 04/25/29 (a)	100,000	111,484
3.10%, 03/26/30 (a)	250,000	278,315
3.20%, 07/30/46 (a)	200,000	221,676
3.90%, 05/04/47 (a)	100,000	123,043
2.88%, 02/07/50 (a)	100,000	105,338
Koninklijke Ahold Delhaize N.V.
5.70%, 10/01/40	38,000	53,022
Koninklijke Philips N.V.
5.00%, 03/15/42	195,000	260,112
Laboratory Corp. of America Holdings
4.00%, 11/01/23 (a)	200,000	212,806
3.25%, 09/01/24 (a)	100,000	106,712
2.30%, 12/01/24 (a)	100,000	104,468
3.60%, 02/01/25 (a)	150,000	161,546
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.60%, 09/01/27 (a)	150,000	166,257
2.95%, 12/01/29 (a)	100,000	106,540
2.70%, 06/01/31 (a)	150,000	155,409
4.70%, 02/01/45 (a)	200,000	248,736
Mass General Brigham, Inc.
3.77%, 07/01/48 (a)	100,000	120,595
4.12%, 07/01/55	100,000	128,129
3.34%, 07/01/60 (a)	100,000	112,397
Mayo Clinic
4.00%, 11/15/47	150,000	188,826
McCormick & Co., Inc.
3.15%, 08/15/24 (a)	150,000	159,882
0.90%, 02/15/26 (a)	200,000	197,796
3.40%, 08/15/27 (a)	150,000	166,740
1.85%, 02/15/31 (a)	100,000	97,970
4.20%, 08/15/47 (a)	150,000	182,624
McKesson Corp.
2.70%, 12/15/22 (a)	100,000	102,378
2.85%, 03/15/23 (a)	100,000	103,081
3.80%, 03/15/24 (a)	100,000	107,230
0.90%, 12/03/25 (a)	200,000	198,038
3.95%, 02/16/28 (a)	100,000	113,397
McLaren Health Care Corp.
4.39%, 05/15/48 (a)	100,000	128,770
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (a)	150,000	168,381
5.90%, 11/01/39	150,000	217,701
Medtronic Global Holdings SCA
3.35%, 04/01/27 (a)	150,000	165,612
Medtronic, Inc.
3.50%, 03/15/25	350,000	382,497
4.38%, 03/15/35	400,000	502,448
4.63%, 03/15/45	475,000	635,023
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	100,000	138,731
4.20%, 07/01/55	190,000	249,688
Merck & Co., Inc.
2.40%, 09/15/22 (a)	150,000	152,609
2.80%, 05/18/23	500,000	521,075
2.90%, 03/07/24 (a)	150,000	158,774
2.75%, 02/10/25 (a)	480,000	510,974
0.75%, 02/24/26 (a)	250,000	248,842
3.40%, 03/07/29 (a)	350,000	393,977
1.45%, 06/24/30 (a)	250,000	245,995
3.90%, 03/07/39 (a)	450,000	538,083
2.35%, 06/24/40 (a)	250,000	245,570
3.60%, 09/15/42 (a)	100,000	116,304
4.15%, 05/18/43	200,000	249,178
3.70%, 02/10/45 (a)	550,000	645,557
4.00%, 03/07/49 (a)	300,000	372,129
2.45%, 06/24/50 (a)	250,000	240,610
Molson Coors Beverage Co.
3.00%, 07/15/26 (a)	350,000	376,288
5.00%, 05/01/42	250,000	312,280
4.20%, 07/15/46 (a)	330,000	373,606
Mondelez International, Inc.
1.50%, 05/04/25 (a)	175,000	178,344
3.63%, 02/13/26 (a)	100,000	110,436
2.75%, 04/13/30 (a)	300,000	318,114
1.50%, 02/04/31 (a)	150,000	143,805
1.88%, 10/15/32 (a)	250,000	244,703
2.63%, 09/04/50 (a)	300,000	286,581
Montefiore Obligated Group
4.29%, 09/01/50	100,000	107,196

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mount Sinai Hospitals Group, Inc.
3.74%, 07/01/49 (a)	100,000	113,445
3.39%, 07/01/50 (a)	250,000	268,430
MultiCare Health System
2.80%, 08/15/50 (a)	100,000	102,661
Mylan, Inc.
4.20%, 11/29/23 (a)	230,000	245,868
4.55%, 04/15/28 (a)	300,000	346,452
5.40%, 11/29/43 (a)	100,000	126,575
5.20%, 04/15/48 (a)	100,000	124,753
Northwell Healthcare, Inc.
3.98%, 11/01/46 (a)	45,000	52,011
4.26%, 11/01/47 (a)	150,000	181,134
3.81%, 11/01/49 (a)	100,000	114,739
Novant Health, Inc.
2.64%, 11/01/36 (a)	100,000	103,978
3.17%, 11/01/51 (a)	100,000	108,195
Novartis Capital Corp.
3.40%, 05/06/24	350,000	376,789
1.75%, 02/14/25 (a)	550,000	568,056
3.00%, 11/20/25 (a)	250,000	270,902
2.00%, 02/14/27 (a)	200,000	208,548
3.10%, 05/17/27 (a)	550,000	603,454
2.20%, 08/14/30 (a)	250,000	260,535
3.70%, 09/21/42	100,000	118,348
4.40%, 05/06/44	350,000	456,365
4.00%, 11/20/45 (a)	300,000	372,171
2.75%, 08/14/50 (a)	200,000	207,496
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.67%, 10/01/50 (a)	150,000	144,819
NYU Langone Hospitals
4.78%, 07/01/44	100,000	132,964
4.37%, 07/01/47 (a)	100,000	121,341
3.38%, 07/01/55 (a)	150,000	160,310
Orlando Health Obligated Group
4.09%, 10/01/48 (a)	50,000	61,865
3.33%, 10/01/50 (a)	100,000	109,046
PeaceHealth Obligated Group
1.38%, 11/15/25 (a)	200,000	203,104
4.79%, 11/15/48 (a)	100,000	137,358
3.22%, 11/15/50 (a)	150,000	163,304
PepsiCo, Inc.
2.75%, 03/01/23	200,000	207,692
0.75%, 05/01/23	150,000	151,335
0.40%, 10/07/23	200,000	200,710
3.60%, 03/01/24 (a)	300,000	321,366
2.25%, 03/19/25 (a)	500,000	525,610
2.75%, 04/30/25 (a)	150,000	160,208
3.50%, 07/17/25 (a)	150,000	164,579
2.85%, 02/24/26 (a)	250,000	270,380
2.38%, 10/06/26 (a)	250,000	267,740
2.63%, 03/19/27 (a)	150,000	161,594
3.00%, 10/15/27 (a)	250,000	275,990
2.63%, 07/29/29 (a)	350,000	376,848
2.75%, 03/19/30 (a)	350,000	379,648
1.63%, 05/01/30 (a)	200,000	199,456
1.40%, 02/25/31 (a)	300,000	294,153
3.50%, 03/19/40 (a)	350,000	401,996
3.60%, 08/13/42	150,000	175,214
4.60%, 07/17/45 (a)	300,000	397,794
4.45%, 04/14/46 (a)	300,000	392,571
3.45%, 10/06/46 (a)	300,000	341,568
4.00%, 05/02/47 (a)	100,000	123,649
3.38%, 07/29/49 (a)	150,000	170,283
2.88%, 10/15/49 (a)	150,000	157,674
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.63%, 03/19/50 (a)	350,000	416,517
3.88%, 03/19/60 (a)	200,000	251,596
PerkinElmer, Inc.
3.30%, 09/15/29 (a)	150,000	162,840
2.55%, 03/15/31 (a)	100,000	103,058
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (a)	91,000	97,271
4.38%, 03/15/26 (a)	200,000	218,102
3.15%, 06/15/30 (a)	250,000	262,482
Pfizer, Inc.
3.00%, 06/15/23	500,000	524,200
3.20%, 09/15/23 (a)	200,000	211,216
2.95%, 03/15/24 (a)	350,000	371,336
0.80%, 05/28/25 (a)	250,000	250,510
2.75%, 06/03/26	200,000	217,248
3.00%, 12/15/26	450,000	495,589
3.60%, 09/15/28 (a)	200,000	227,840
3.45%, 03/15/29 (a)	300,000	338,850
2.63%, 04/01/30 (a)	300,000	322,074
1.70%, 05/28/30 (a)	200,000	200,386
1.75%, 08/18/31 (a)	200,000	199,031
4.00%, 12/15/36	150,000	182,526
4.10%, 09/15/38 (a)	150,000	183,875
3.90%, 03/15/39 (a)	200,000	239,906
7.20%, 03/15/39	460,000	755,177
2.55%, 05/28/40 (a)	200,000	203,304
4.30%, 06/15/43	200,000	252,730
4.40%, 05/15/44	180,000	231,887
4.13%, 12/15/46	250,000	313,197
4.20%, 09/15/48 (a)	250,000	317,747
4.00%, 03/15/49 (a)	250,000	310,437
2.70%, 05/28/50 (a)	250,000	253,672
Philip Morris International, Inc.
1.13%, 05/01/23	200,000	202,652
2.13%, 05/10/23 (a)	150,000	154,094
3.60%, 11/15/23	100,000	107,090
2.88%, 05/01/24 (a)	150,000	158,778
3.25%, 11/10/24	230,000	248,497
1.50%, 05/01/25 (a)	175,000	178,516
3.38%, 08/11/25 (a)	330,000	359,010
0.88%, 05/01/26 (a)	250,000	247,227
3.13%, 03/02/28 (a)	150,000	163,731
3.38%, 08/15/29 (a)	150,000	166,422
2.10%, 05/01/30 (a)	200,000	202,256
6.38%, 05/16/38	250,000	357,482
4.38%, 11/15/41	200,000	235,980
4.50%, 03/20/42	250,000	298,065
3.88%, 08/21/42	100,000	110,482
4.13%, 03/04/43	350,000	399,651
4.88%, 11/15/43	100,000	125,779
4.25%, 11/10/44	200,000	234,902
Providence St Joseph Health Obligated Group
2.53%, 10/01/29 (a)	200,000	210,864
3.93%, 10/01/48 (a)	100,000	120,674
Quest Diagnostics, Inc.
3.50%, 03/30/25 (a)	150,000	162,390
3.45%, 06/01/26 (a)	150,000	164,481
4.20%, 06/30/29 (a)	100,000	115,905
2.95%, 06/30/30 (a)	150,000	160,733
2.80%, 06/30/31 (a)	200,000	212,012
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30 (a)	300,000	288,975
2.80%, 09/15/50 (a)	250,000	237,403
Reynolds American, Inc.
4.85%, 09/15/23	150,000	163,116
4.45%, 06/12/25 (a)	495,000	548,980

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.70%, 08/15/35 (a)	150,000	183,504
7.25%, 06/15/37	250,000	343,162
6.15%, 09/15/43	100,000	126,844
5.85%, 08/15/45 (a)	350,000	434,143
Royalty Pharma PLC
0.75%, 09/02/23	250,000	251,165
1.20%, 09/02/25 (a)	250,000	249,682
1.75%, 09/02/27 (a)	200,000	200,820
2.20%, 09/02/30 (a)	200,000	198,314
2.15%, 09/02/31 (a)	250,000	244,210
3.30%, 09/02/40 (a)	300,000	304,767
3.55%, 09/02/50 (a)	150,000	150,447
3.35%, 09/02/51 (a)	200,000	194,226
Rush Obligated Group
3.92%, 11/15/29 (a)	100,000	114,563
RWJ Barnabas Health, Inc.
3.95%, 07/01/46 (a)	40,000	48,462
Sanofi
3.38%, 06/19/23 (a)	150,000	157,962
3.63%, 06/19/28 (a)	250,000	286,042
Sharp HealthCare
2.68%, 08/01/50 (a)	150,000	148,683
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	525,000	548,221
3.20%, 09/23/26 (a)	635,000	689,534
Smith & Nephew PLC
2.03%, 10/14/30 (a)	250,000	246,370
Spectrum Health System Obligated Group
3.49%, 07/15/49 (a)	50,000	57,150
Stanford Health Care
3.31%, 08/15/30 (a)	100,000	111,213
3.80%, 11/15/48 (a)	200,000	241,760
STERIS Irish FinCo Unlimited Co.
2.70%, 03/15/31 (a)	150,000	155,060
3.75%, 03/15/51 (a)	150,000	164,921
Stryker Corp.
0.60%, 12/01/23 (a)	200,000	200,036
1.15%, 06/15/25 (a)	200,000	201,198
3.38%, 11/01/25 (a)	150,000	163,550
3.50%, 03/15/26 (a)	150,000	164,882
3.65%, 03/07/28 (a)	150,000	169,136
1.95%, 06/15/30 (a)	250,000	250,662
4.38%, 05/15/44 (a)	100,000	125,036
4.63%, 03/15/46 (a)	250,000	329,085
2.90%, 06/15/50 (a)	200,000	205,134
Sutter Health
1.32%, 08/15/25 (a)	200,000	202,312
2.29%, 08/15/30 (a)	100,000	102,602
3.16%, 08/15/40 (a)	100,000	106,865
4.09%, 08/15/48 (a)	65,000	80,062
3.36%, 08/15/50 (a)	200,000	218,608
Sysco Corp.
3.55%, 03/15/25 (a)	100,000	108,682
5.65%, 04/01/25 (a)	100,000	115,397
3.75%, 10/01/25 (a)	100,000	110,025
3.30%, 07/15/26 (a)	150,000	163,157
3.25%, 07/15/27 (a)	150,000	163,922
2.40%, 02/15/30 (a)	200,000	206,360
5.95%, 04/01/30 (a)	300,000	387,072
4.85%, 10/01/45 (a)	100,000	127,868
4.50%, 04/01/46 (a)	150,000	182,909
4.45%, 03/15/48 (a)	100,000	122,165
3.30%, 02/15/50 (a)	100,000	104,894
6.60%, 04/01/50 (a)	250,000	400,762
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23 (a)	200,000	216,158
5.00%, 11/26/28 (a)	450,000	543,762
2.05%, 03/31/30 (a)	500,000	498,520
3.03%, 07/09/40 (a)	400,000	411,924
3.18%, 07/09/50 (a)	450,000	467,010
3.38%, 07/09/60 (a)	200,000	213,232
Texas Health Resources
2.33%, 11/15/50 (a)	250,000	231,298
The Children's Hospital Corp.
4.12%, 01/01/47 (a)	100,000	129,130
2.59%, 02/01/50 (a)	80,000	78,822
The Children's Hospital of Philadelphia
2.70%, 07/01/50 (a)	250,000	250,575
The Cleveland Clinic Foundation
4.86%, 01/01/14	100,000	148,471
The Clorox Co.
3.50%, 12/15/24 (a)	250,000	270,870
3.10%, 10/01/27 (a)	150,000	163,808
3.90%, 05/15/28 (a)	100,000	114,236
The Coca-Cola Co.
1.75%, 09/06/24	400,000	416,400
3.38%, 03/25/27	300,000	335,679
1.45%, 06/01/27	200,000	203,982
1.50%, 03/05/28	200,000	201,862
1.00%, 03/15/28	350,000	341,827
2.13%, 09/06/29	150,000	156,008
3.45%, 03/25/30	200,000	227,452
1.65%, 06/01/30	300,000	297,753
2.00%, 03/05/31	200,000	203,990
1.38%, 03/15/31	350,000	337,827
2.25%, 01/05/32	350,000	362,467
2.50%, 06/01/40	200,000	200,838
2.88%, 05/05/41	150,000	157,701
4.20%, 03/25/50	150,000	192,336
2.60%, 06/01/50	350,000	347,441
3.00%, 03/05/51	350,000	373,912
2.50%, 03/15/51	300,000	291,372
2.75%, 06/01/60	200,000	201,704
The Estee Lauder Cos., Inc.
2.00%, 12/01/24 (a)	200,000	209,208
3.15%, 03/15/27 (a)	100,000	110,341
2.38%, 12/01/29 (a)	100,000	105,289
2.60%, 04/15/30 (a)	150,000	159,785
1.95%, 03/15/31 (a)	150,000	152,105
6.00%, 05/15/37	90,000	130,520
4.15%, 03/15/47 (a)	100,000	127,834
3.13%, 12/01/49 (a)	150,000	166,586
The Hershey Co.
3.38%, 05/15/23 (a)	100,000	104,936
2.05%, 11/15/24 (a)	100,000	104,506
0.90%, 06/01/25 (a)	150,000	150,554
2.45%, 11/15/29 (a)	100,000	105,998
3.13%, 11/15/49 (a)	100,000	108,832
2.65%, 06/01/50 (a)	200,000	201,366
The JM Smucker Co.
3.50%, 03/15/25	487,000	529,715
2.38%, 03/15/30 (a)	100,000	103,318
4.38%, 03/15/45	100,000	122,070
3.55%, 03/15/50 (a)	100,000	111,607
The Johns Hopkins Health System Corp.
3.84%, 05/15/46	150,000	179,819
The Kroger Co.
3.50%, 02/01/26 (a)	200,000	220,442
2.65%, 10/15/26 (a)	150,000	159,942

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.70%, 08/01/27 (a)	100,000	112,442
4.50%, 01/15/29 (a)	200,000	237,358
2.20%, 05/01/30 (a)	400,000	406,652
1.70%, 01/15/31 (a)	100,000	96,965
5.40%, 07/15/40 (a)	200,000	267,682
5.00%, 04/15/42 (a)	100,000	129,652
3.88%, 10/15/46 (a)	100,000	112,931
4.45%, 02/01/47 (a)	350,000	427,654
4.65%, 01/15/48 (a)	150,000	188,760
3.95%, 01/15/50 (a)	150,000	175,215
The Methodist Hospital
2.71%, 12/01/50 (a)	150,000	150,605
The New York & Presbyterian Hospital
2.26%, 08/01/40 (a)	250,000	240,530
4.02%, 08/01/45	150,000	187,157
2.61%, 08/01/60 (a)	100,000	96,429
3.95%, 08/01/19 (a)	100,000	122,053
The Procter & Gamble Co.
3.10%, 08/15/23	150,000	158,346
0.55%, 10/29/25	325,000	322,754
2.70%, 02/02/26	150,000	161,996
1.00%, 04/23/26	250,000	251,617
2.45%, 11/03/26	241,000	258,321
2.80%, 03/25/27	200,000	217,700
2.85%, 08/11/27	150,000	164,283
3.00%, 03/25/30	200,000	222,158
1.20%, 10/29/30	150,000	144,705
1.95%, 04/23/31	150,000	154,175
3.55%, 03/25/40	300,000	358,071
3.50%, 10/25/47	200,000	243,000
3.60%, 03/25/50	175,000	219,259
The Toledo Hospital
5.33%, 11/15/28	150,000	173,085
6.02%, 11/15/48	50,000	61,676
Thermo Fisher Scientific, Inc.
4.13%, 03/25/25 (a)	150,000	165,822
2.95%, 09/19/26 (a)	400,000	432,260
3.20%, 08/15/27 (a)	100,000	109,778
1.75%, 10/15/28 (a)	200,000	201,998
2.60%, 10/01/29 (a)	150,000	158,603
4.50%, 03/25/30 (a)	250,000	299,050
2.00%, 10/15/31 (a)	250,000	249,714
2.80%, 10/15/41 (a)	250,000	255,463
5.30%, 02/01/44 (a)	145,000	204,025
4.10%, 08/15/47 (a)	150,000	186,600
Trinity Health Corp.
4.13%, 12/01/45	100,000	126,315
Tyson Foods, Inc.
3.90%, 09/28/23 (a)	150,000	160,163
3.95%, 08/15/24 (a)	300,000	325,650
4.00%, 03/01/26 (a)	100,000	111,747
3.55%, 06/02/27 (a)	350,000	390,544
4.35%, 03/01/29 (a)	150,000	175,589
4.88%, 08/15/34 (a)	150,000	188,421
5.15%, 08/15/44 (a)	150,000	199,991
4.55%, 06/02/47 (a)	100,000	125,751
5.10%, 09/28/48 (a)	200,000	274,078
Unilever Capital Corp.
0.38%, 09/14/23	250,000	250,527
2.60%, 05/05/24 (a)	200,000	210,450
3.38%, 03/22/25 (a)	100,000	108,840
2.00%, 07/28/26	500,000	523,755
2.90%, 05/05/27 (a)	250,000	272,047
3.50%, 03/22/28 (a)	250,000	281,302
2.13%, 09/06/29 (a)	150,000	155,375
1.38%, 09/14/30 (a)	250,000	243,393
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.90%, 11/15/32	300,000	413,354
2.63%, 08/12/51 (a)	100,000	100,701
Universal Health Services, Inc.
2.65%, 10/15/30 (a)(c)	225,000	229,480
Utah Acquisition Sub, Inc.
3.95%, 06/15/26 (a)	300,000	332,580
5.25%, 06/15/46 (a)	200,000	248,866
Viatris, Inc.
1.65%, 06/22/25 (a)(c)	150,000	152,460
2.30%, 06/22/27 (a)(c)	250,000	257,367
2.70%, 06/22/30 (a)(c)	300,000	306,978
3.85%, 06/22/40 (a)(c)	300,000	325,251
4.00%, 06/22/50 (a)(c)	400,000	435,828
West Virginia United Health System Obligated Group
3.13%, 06/01/50 (a)	100,000	103,721
Whirlpool Corp.
3.70%, 05/01/25	100,000	109,463
4.75%, 02/26/29 (a)	100,000	118,755
2.40%, 05/15/31 (a)	100,000	102,070
4.50%, 06/01/46 (a)	100,000	122,734
4.60%, 05/15/50 (a)	100,000	126,563
Wyeth LLC
6.50%, 02/01/34	150,000	219,267
6.00%, 02/15/36	100,000	144,282
5.95%, 04/01/37	500,000	718,785
Yale-New Haven Health Services Corp.
2.50%, 07/01/50 (a)	150,000	143,232
Zimmer Biomet Holdings, Inc.
3.70%, 03/19/23 (a)	250,000	261,575
3.55%, 04/01/25 (a)	350,000	378,514
3.05%, 01/15/26 (a)	100,000	107,698
3.55%, 03/20/30 (a)	100,000	110,721
4.45%, 08/15/45 (a)	150,000	181,350
Zoetis, Inc.
3.25%, 02/01/23 (a)	70,000	72,358
3.00%, 09/12/27 (a)	200,000	217,406
3.90%, 08/20/28 (a)	200,000	228,336
2.00%, 05/15/30 (a)	250,000	251,712
4.70%, 02/01/43 (a)	195,000	253,954
4.45%, 08/20/48 (a)	100,000	130,003
3.00%, 05/15/50 (a)	200,000	210,248
		226,619,334
Energy 2.0%
Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/22 (a)	200,000	206,002
3.34%, 12/15/27 (a)	200,000	219,442
3.14%, 11/07/29 (a)	100,000	108,376
4.49%, 05/01/30 (a)	150,000	177,552
4.08%, 12/15/47 (a)	300,000	343,986
Baker Hughes Holdings LLC
5.13%, 09/15/40	350,000	453,407
Boardwalk Pipelines LP
4.95%, 12/15/24 (a)	350,000	389,889
4.80%, 05/03/29 (a)	100,000	115,769
3.40%, 02/15/31 (a)	250,000	267,417
BP Capital Markets America, Inc.
2.94%, 04/06/23	200,000	208,170
2.75%, 05/10/23	300,000	312,243
3.22%, 11/28/23 (a)	250,000	264,290
3.79%, 02/06/24 (a)	150,000	161,066
3.22%, 04/14/24 (a)	250,000	265,712
3.19%, 04/06/25 (a)	250,000	268,795
3.80%, 09/21/25 (a)	300,000	331,572

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.41%, 02/11/26 (a)	150,000	164,190
3.12%, 05/04/26 (a)	200,000	217,144
3.02%, 01/16/27 (a)	100,000	108,194
3.59%, 04/14/27 (a)	200,000	222,186
3.94%, 09/21/28 (a)	150,000	170,984
4.23%, 11/06/28 (a)	250,000	289,450
3.63%, 04/06/30 (a)	300,000	338,658
1.75%, 08/10/30 (a)	350,000	344,967
3.06%, 06/17/41 (a)	200,000	206,292
3.00%, 02/24/50 (a)	400,000	397,176
2.77%, 11/10/50 (a)	400,000	379,904
2.94%, 06/04/51 (a)	450,000	442,152
3.38%, 02/08/61 (a)	400,000	415,328
BP Capital Markets PLC
2.50%, 11/06/22	150,000	153,932
3.81%, 02/10/24	250,000	269,547
3.54%, 11/04/24	200,000	216,894
3.51%, 03/17/25	100,000	108,887
3.28%, 09/19/27 (a)	650,000	717,918
3.72%, 11/28/28 (a)	150,000	169,160
Burlington Resources LLC
5.95%, 10/15/36	100,000	139,462
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	250,000	257,945
3.80%, 04/15/24 (a)	100,000	106,921
3.90%, 02/01/25 (a)	130,000	140,959
2.05%, 07/15/25 (a)	150,000	154,494
3.85%, 06/01/27 (a)	250,000	275,610
6.45%, 06/30/33	295,000	390,727
6.25%, 03/15/38	330,000	446,236
6.75%, 02/01/39	150,000	211,846
4.95%, 06/01/47 (a)	100,000	125,747
Cenovus Energy, Inc.
4.00%, 04/15/24 (a)	200,000	213,948
5.38%, 07/15/25 (a)	250,000	283,900
4.25%, 04/15/27 (a)	300,000	333,678
4.40%, 04/15/29 (a)	200,000	225,002
6.75%, 11/15/39	400,000	541,492
5.40%, 06/15/47 (a)	200,000	247,592
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (a)	400,000	454,632
5.88%, 03/31/25 (a)	300,000	341,187
5.13%, 06/30/27 (a)	400,000	466,548
3.70%, 11/15/29 (a)	200,000	219,866
Chevron Corp.
2.36%, 12/05/22 (a)	600,000	612,960
1.14%, 05/11/23	250,000	253,752
3.19%, 06/24/23 (a)	650,000	679,666
1.55%, 05/11/25 (a)	450,000	461,880
2.95%, 05/16/26 (a)	500,000	542,230
2.00%, 05/11/27 (a)	200,000	207,712
2.24%, 05/11/30 (a)	200,000	207,562
2.98%, 05/11/40 (a)	200,000	210,398
3.08%, 05/11/50 (a)	200,000	211,514
Chevron USA, Inc.
0.43%, 08/11/23	200,000	200,526
3.90%, 11/15/24 (a)	200,000	219,308
0.69%, 08/12/25 (a)	100,000	99,494
1.02%, 08/12/27 (a)	250,000	246,340
3.85%, 01/15/28 (a)	200,000	226,838
3.25%, 10/15/29 (a)	100,000	110,919
6.00%, 03/01/41 (a)	150,000	221,877
5.25%, 11/15/43 (a)	100,000	138,044
5.05%, 11/15/44 (a)	150,000	203,303
4.95%, 08/15/47 (a)	100,000	137,030
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.20%, 10/15/49 (a)	100,000	124,510
2.34%, 08/12/50 (a)	250,000	229,732
Cimarex Energy Co.
4.38%, 06/01/24 (a)	180,000	194,873
4.38%, 03/15/29 (a)	100,000	113,861
Columbia Pipeline Group, Inc.
4.50%, 06/01/25 (a)	200,000	224,066
5.80%, 06/01/45 (a)	100,000	140,577
Conoco Funding Co.
7.25%, 10/15/31	150,000	218,683
ConocoPhillips
3.75%, 10/01/27 (a)	150,000	168,836
4.30%, 08/15/28 (a)(c)	200,000	231,740
2.40%, 02/15/31 (a)(c)	250,000	257,205
4.88%, 10/01/47 (a)(c)	100,000	132,611
4.85%, 08/15/48 (a)(c)	100,000	132,546
ConocoPhillips Co.
3.35%, 11/15/24 (a)	100,000	107,627
4.95%, 03/15/26 (a)	450,000	521,842
6.95%, 04/15/29	400,000	541,688
6.50%, 02/01/39	800,000	1,181,336
4.30%, 11/15/44 (a)	150,000	182,660
5.95%, 03/15/46 (a)	100,000	150,313
Devon Energy Corp.
5.85%, 12/15/25 (a)	150,000	174,758
5.25%, 10/15/27 (a)	130,000	138,483
5.88%, 06/15/28 (a)(c)	30,000	33,057
4.50%, 01/15/30 (a)(c)	130,000	142,095
7.95%, 04/15/32	300,000	431,226
5.60%, 07/15/41 (a)	400,000	500,980
4.75%, 05/15/42 (a)	100,000	114,126
5.00%, 06/15/45 (a)	100,000	118,566
Diamondback Energy, Inc.
2.88%, 12/01/24 (a)	300,000	315,195
4.75%, 05/31/25 (a)	150,000	167,993
3.25%, 12/01/26 (a)	200,000	214,770
3.50%, 12/01/29 (a)	150,000	161,786
3.13%, 03/24/31 (a)	500,000	522,890
Eastern Energy Gas Holdings LLC
3.55%, 11/01/23 (a)	200,000	211,378
2.50%, 11/15/24 (a)	100,000	104,794
Eastern Gas Transmission & Storage, Inc.
3.00%, 11/15/29 (a)(c)	200,000	212,998
4.80%, 11/01/43 (a)(c)	100,000	124,232
Enable Midstream Partners LP
3.90%, 05/15/24 (a)	150,000	159,629
4.95%, 05/15/28 (a)	300,000	341,529
4.15%, 09/15/29 (a)	150,000	164,600
5.00%, 05/15/44 (a)	75,000	82,142
Enbridge Energy Partners LP
5.88%, 10/15/25 (a)	200,000	234,964
5.50%, 09/15/40 (a)	180,000	236,315
7.38%, 10/15/45 (a)	100,000	160,625
Enbridge, Inc.
4.00%, 10/01/23 (a)	250,000	265,547
3.70%, 07/15/27 (a)	350,000	388,248
3.13%, 11/15/29 (a)	250,000	268,772
2.50%, 08/01/33 (a)	200,000	202,346
4.50%, 06/10/44 (a)	200,000	237,332
5.50%, 12/01/46 (a)	200,000	274,074
4.00%, 11/15/49 (a)	100,000	113,404
3.40%, 08/01/51 (a)	150,000	155,784
Energy Transfer LP
3.45%, 01/15/23 (a)	150,000	154,491
3.60%, 02/01/23 (a)	150,000	155,088

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.25%, 03/15/23 (a)	250,000	261,177
4.20%, 09/15/23 (a)	200,000	212,968
5.88%, 01/15/24 (a)	250,000	275,497
4.25%, 04/01/24 (a)	250,000	268,290
4.05%, 03/15/25 (a)	150,000	162,474
2.90%, 05/15/25 (a)	250,000	262,797
5.95%, 12/01/25 (a)	200,000	233,722
4.75%, 01/15/26 (a)	150,000	168,411
3.90%, 07/15/26 (a)	100,000	109,918
4.20%, 04/15/27 (a)	100,000	111,180
5.50%, 06/01/27 (a)	150,000	176,960
4.00%, 10/01/27 (a)	200,000	222,244
4.95%, 06/15/28 (a)	150,000	173,921
5.25%, 04/15/29 (a)	150,000	176,942
3.75%, 05/15/30 (a)	300,000	326,418
4.90%, 03/15/35 (a)	230,000	265,135
5.80%, 06/15/38 (a)	150,000	186,185
7.50%, 07/01/38	150,000	210,761
6.05%, 06/01/41 (a)	100,000	125,920
6.50%, 02/01/42 (a)	425,000	556,903
6.10%, 02/15/42	100,000	126,306
5.95%, 10/01/43 (a)	200,000	249,198
5.30%, 04/01/44 (a)	200,000	233,906
5.15%, 03/15/45 (a)	250,000	291,077
5.35%, 05/15/45 (a)	100,000	117,930
6.13%, 12/15/45 (a)	265,000	341,370
5.30%, 04/15/47 (a)	100,000	118,048
5.40%, 10/01/47 (a)	350,000	422,817
6.00%, 06/15/48 (a)	150,000	192,554
6.25%, 04/15/49 (a)	250,000	331,580
5.00%, 05/15/50 (a)	350,000	410,539
Energy Transfer LP/Regency Energy Finance Corp
5.00%, 10/01/22 (a)	100,000	103,541
4.50%, 11/01/23 (a)	150,000	160,320
Energy Transfer Partners LP
5.15%, 02/01/43 (a)	100,000	114,028
Enterprise Products Operating LLC
3.35%, 03/15/23 (a)	400,000	414,860
3.90%, 02/15/24 (a)	195,000	208,917
3.75%, 02/15/25 (a)	230,000	250,035
3.70%, 02/15/26 (a)	250,000	276,345
3.95%, 02/15/27 (a)	150,000	168,152
4.15%, 10/16/28 (a)	250,000	287,930
3.13%, 07/31/29 (a)	200,000	216,816
2.80%, 01/31/30 (a)	350,000	371,910
7.55%, 04/15/38	100,000	154,796
6.13%, 10/15/39	350,000	490,472
5.95%, 02/01/41	100,000	139,045
5.70%, 02/15/42	200,000	272,608
4.85%, 08/15/42 (a)	100,000	123,731
4.45%, 02/15/43 (a)	200,000	236,382
4.85%, 03/15/44 (a)	300,000	371,646
5.10%, 02/15/45 (a)	300,000	380,508
4.90%, 05/15/46 (a)	350,000	436,502
4.25%, 02/15/48 (a)	400,000	463,172
4.80%, 02/01/49 (a)	150,000	186,795
4.20%, 01/31/50 (a)	250,000	289,212
3.70%, 01/31/51 (a)	200,000	216,520
3.20%, 02/15/52 (a)	250,000	250,695
3.95%, 01/31/60 (a)	150,000	167,403
5.25%, 08/16/77 (a)(b)	100,000	104,329
5.38%, 02/15/78 (a)(b)	100,000	103,543
EOG Resources, Inc.
2.63%, 03/15/23 (a)	260,000	267,886
3.15%, 04/01/25 (a)	100,000	107,416
4.15%, 01/15/26 (a)	100,000	112,265
4.38%, 04/15/30 (a)	150,000	177,365
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.90%, 04/01/35 (a)	174,000	200,547
4.95%, 04/15/50 (a)	150,000	202,520
Exxon Mobil Corp.
2.73%, 03/01/23 (a)	350,000	361,245
1.57%, 04/15/23	600,000	612,150
2.02%, 08/16/24 (a)	250,000	260,822
2.71%, 03/06/25 (a)	300,000	318,633
2.99%, 03/19/25 (a)	700,000	749,287
3.04%, 03/01/26 (a)	500,000	542,405
2.28%, 08/16/26 (a)	150,000	158,273
3.29%, 03/19/27 (a)	150,000	165,927
2.44%, 08/16/29 (a)	200,000	210,268
3.48%, 03/19/30 (a)	600,000	675,096
2.61%, 10/15/30 (a)	200,000	212,106
3.00%, 08/16/39 (a)	150,000	157,742
4.23%, 03/19/40 (a)	450,000	545,800
3.57%, 03/06/45 (a)	230,000	256,379
4.11%, 03/01/46 (a)	550,000	659,873
3.10%, 08/16/49 (a)	300,000	311,337
4.33%, 03/19/50 (a)	500,000	628,415
3.45%, 04/15/51 (a)	700,000	774,585
Halliburton Co.
3.50%, 08/01/23 (a)	200,000	210,044
3.80%, 11/15/25 (a)	250,000	275,397
2.92%, 03/01/30 (a)	250,000	260,510
4.85%, 11/15/35 (a)	150,000	177,767
6.70%, 09/15/38	100,000	138,296
7.45%, 09/15/39	200,000	293,304
4.50%, 11/15/41 (a)	300,000	334,947
4.75%, 08/01/43 (a)	200,000	229,690
5.00%, 11/15/45 (a)	230,000	277,704
Helmerich & Payne, Inc.
4.65%, 03/15/25 (a)	180,000	200,335
Hess Corp.
4.30%, 04/01/27 (a)	250,000	278,122
7.88%, 10/01/29	100,000	136,903
7.30%, 08/15/31	100,000	136,084
6.00%, 01/15/40	100,000	128,949
5.60%, 02/15/41	100,000	124,888
5.80%, 04/01/47 (a)	450,000	586,651
HollyFrontier Corp.
2.63%, 10/01/23	100,000	103,291
5.88%, 04/01/26 (a)	150,000	172,508
4.50%, 10/01/30 (a)	200,000	215,398
Kinder Morgan Energy Partners LP
3.95%, 09/01/22 (a)	450,000	462,100
4.15%, 02/01/24 (a)	100,000	107,277
4.30%, 05/01/24 (a)	296,000	320,840
7.30%, 08/15/33	200,000	285,274
5.80%, 03/15/35	150,000	194,399
6.95%, 01/15/38	330,000	473,071
6.55%, 09/15/40	150,000	211,712
7.50%, 11/15/40	100,000	149,865
5.63%, 09/01/41	200,000	257,473
5.00%, 08/15/42 (a)	100,000	121,182
4.70%, 11/01/42 (a)	195,000	226,816
5.00%, 03/01/43 (a)	200,000	242,870
5.50%, 03/01/44 (a)	200,000	255,894
5.40%, 09/01/44 (a)	195,000	247,157
Kinder Morgan, Inc.
3.15%, 01/15/23 (a)	150,000	155,286
4.30%, 06/01/25 (a)	395,000	437,763
4.30%, 03/01/28 (a)	200,000	228,792
2.00%, 02/15/31 (a)	250,000	243,995
7.75%, 01/15/32	150,000	217,227
5.30%, 12/01/34 (a)	250,000	310,932

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.55%, 06/01/45 (a)	330,000	428,904
5.05%, 02/15/46 (a)	200,000	246,454
5.20%, 03/01/48 (a)	100,000	126,938
3.25%, 08/01/50 (a)	250,000	246,747
Magellan Midstream Partners LP
3.25%, 06/01/30 (a)	200,000	215,646
5.15%, 10/15/43 (a)	250,000	311,822
4.85%, 02/01/49 (a)	150,000	183,858
3.95%, 03/01/50 (a)	150,000	164,325
Marathon Oil Corp.
3.85%, 06/01/25	200,000	220,944
4.40%, 07/15/27 (a)	200,000	226,330
6.80%, 03/15/32	100,000	131,635
6.60%, 10/01/37	150,000	199,526
5.20%, 06/01/45 (a)	200,000	242,580
Marathon Petroleum Corp.
4.50%, 05/01/23 (a)	200,000	212,052
4.75%, 12/15/23 (a)	150,000	162,582
3.63%, 09/15/24 (a)	230,000	247,370
4.70%, 05/01/25 (a)	200,000	224,216
5.13%, 12/15/26 (a)	100,000	117,095
3.80%, 04/01/28 (a)	100,000	110,965
6.50%, 03/01/41 (a)	100,000	139,170
4.75%, 09/15/44 (a)	150,000	177,843
4.50%, 04/01/48 (a)	150,000	171,692
5.00%, 09/15/54 (a)	250,000	305,490
MPLX LP
3.50%, 12/01/22 (a)	150,000	155,202
4.50%, 07/15/23 (a)	200,000	212,488
4.88%, 12/01/24 (a)	300,000	333,972
4.00%, 02/15/25 (a)	100,000	108,957
4.88%, 06/01/25 (a)	300,000	337,512
1.75%, 03/01/26 (a)	250,000	253,285
4.13%, 03/01/27 (a)	200,000	224,500
4.25%, 12/01/27 (a)	350,000	397,001
4.00%, 03/15/28 (a)	150,000	167,564
4.80%, 02/15/29 (a)	150,000	175,892
2.65%, 08/15/30 (a)	250,000	254,387
4.50%, 04/15/38 (a)	350,000	401,366
5.20%, 03/01/47 (a)	250,000	307,675
5.20%, 12/01/47 (a)	100,000	122,306
4.70%, 04/15/48 (a)	300,000	349,401
5.50%, 02/15/49 (a)	250,000	323,727
4.90%, 04/15/58 (a)	100,000	119,173
National Fuel Gas Co.
5.20%, 07/15/25 (a)	100,000	112,344
5.50%, 01/15/26 (a)	100,000	115,691
3.95%, 09/15/27 (a)	100,000	108,247
4.75%, 09/01/28 (a)	100,000	113,386
Northwest Pipeline LLC
4.00%, 04/01/27 (a)	200,000	223,762
NOV, Inc.
3.60%, 12/01/29 (a)	100,000	106,093
3.95%, 12/01/42 (a)	150,000	149,985
ONEOK Partners LP
3.38%, 10/01/22 (a)	100,000	102,374
5.00%, 09/15/23 (a)	150,000	161,114
4.90%, 03/15/25 (a)	150,000	167,370
6.65%, 10/01/36	250,000	338,845
6.13%, 02/01/41 (a)	150,000	194,090
ONEOK, Inc.
7.50%, 09/01/23 (a)	150,000	167,562
2.75%, 09/01/24 (a)	150,000	157,388
2.20%, 09/15/25 (a)	50,000	51,432
5.85%, 01/15/26 (a)	155,000	182,446
4.55%, 07/15/28 (a)	150,000	171,617
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.40%, 09/01/29 (a)	150,000	161,262
3.10%, 03/15/30 (a)	200,000	210,362
6.35%, 01/15/31 (a)	220,000	283,800
5.20%, 07/15/48 (a)	250,000	308,802
4.45%, 09/01/49 (a)	150,000	169,409
4.50%, 03/15/50 (a)	200,000	225,556
7.15%, 01/15/51 (a)	200,000	294,894
Phillips 66
3.85%, 04/09/25 (a)	400,000	437,548
1.30%, 02/15/26 (a)	150,000	150,048
3.90%, 03/15/28 (a)	150,000	168,113
2.15%, 12/15/30 (a)	250,000	246,037
4.65%, 11/15/34 (a)	150,000	178,202
5.88%, 05/01/42	300,000	413,667
4.88%, 11/15/44 (a)	350,000	440,874
Phillips 66 Partners LP
2.45%, 12/15/24 (a)	150,000	156,161
3.61%, 02/15/25 (a)	130,000	140,022
3.55%, 10/01/26 (a)	150,000	162,828
3.75%, 03/01/28 (a)	100,000	109,338
3.15%, 12/15/29 (a)	100,000	105,786
4.68%, 02/15/45 (a)	100,000	115,382
4.90%, 10/01/46 (a)	100,000	119,592
Pioneer Natural Resources Co.
0.75%, 01/15/24 (a)	200,000	199,768
1.13%, 01/15/26 (a)	200,000	198,502
4.45%, 01/15/26 (a)	250,000	281,025
1.90%, 08/15/30 (a)	200,000	193,244
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (a)	250,000	256,032
4.50%, 12/15/26 (a)	230,000	258,324
3.55%, 12/15/29 (a)	150,000	159,291
3.80%, 09/15/30 (a)	250,000	269,510
6.65%, 01/15/37	250,000	331,297
5.15%, 06/01/42 (a)	100,000	112,708
4.30%, 01/31/43 (a)	100,000	102,558
4.70%, 06/15/44 (a)	100,000	106,748
4.90%, 02/15/45 (a)	100,000	109,092
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (a)	300,000	320,001
5.75%, 05/15/24 (a)	380,000	423,882
5.63%, 03/01/25 (a)	450,000	512,946
5.88%, 06/30/26 (a)	200,000	236,446
5.00%, 03/15/27 (a)	400,000	462,972
4.20%, 03/15/28 (a)	350,000	393,540
4.50%, 05/15/30 (a)	375,000	435,585
Schlumberger Finance Canada Ltd.
1.40%, 09/17/25 (a)	150,000	152,259
Schlumberger Investment S.A.
3.65%, 12/01/23 (a)	200,000	212,772
2.65%, 06/26/30 (a)	350,000	367,878
Shell International Finance BV
2.25%, 01/06/23	200,000	205,348
3.40%, 08/12/23	150,000	159,017
0.38%, 09/15/23	350,000	350,588
3.50%, 11/13/23 (a)	250,000	266,612
2.00%, 11/07/24 (a)	200,000	208,550
2.38%, 04/06/25 (a)	300,000	315,102
3.25%, 05/11/25	430,000	466,528
2.88%, 05/10/26	400,000	432,256
2.50%, 09/12/26	250,000	266,327
3.88%, 11/13/28 (a)	450,000	517,005
2.38%, 11/07/29 (a)	400,000	418,124
2.75%, 04/06/30 (a)	500,000	535,435
4.13%, 05/11/35	400,000	478,028
6.38%, 12/15/38	500,000	741,830

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.50%, 03/25/40	250,000	349,495
3.63%, 08/21/42	230,000	259,652
4.55%, 08/12/43	150,000	190,859
4.38%, 05/11/45	530,000	662,277
4.00%, 05/10/46	430,000	514,418
3.75%, 09/12/46	200,000	231,180
3.13%, 11/07/49 (a)	300,000	317,745
3.25%, 04/06/50 (a)	500,000	542,855
Spectra Energy Partners LP
4.75%, 03/15/24 (a)	300,000	327,288
3.50%, 03/15/25 (a)	200,000	215,428
4.50%, 03/15/45 (a)	150,000	178,559
Suncor Energy, Inc.
2.80%, 05/15/23	300,000	311,178
3.60%, 12/01/24 (a)	200,000	217,448
3.10%, 05/15/25 (a)	100,000	106,690
5.35%, 07/15/33	100,000	124,562
6.80%, 05/15/38	100,000	143,638
6.50%, 06/15/38	500,000	703,960
6.85%, 06/01/39	200,000	293,306
4.00%, 11/15/47 (a)	100,000	112,602
3.75%, 03/04/51 (a)	150,000	163,631
TC PipeLines LP
4.38%, 03/13/25 (a)	150,000	164,975
Tennessee Gas Pipeline Co., LLC
7.00%, 10/15/28	200,000	261,474
The Williams Cos., Inc.
3.70%, 01/15/23 (a)	150,000	155,469
4.50%, 11/15/23 (a)	150,000	161,228
4.30%, 03/04/24 (a)	850,000	916,997
4.55%, 06/24/24 (a)	100,000	109,630
3.90%, 01/15/25 (a)	100,000	108,554
3.75%, 06/15/27 (a)	200,000	222,234
7.50%, 01/15/31	150,000	210,510
8.75%, 03/15/32	250,000	386,802
6.30%, 04/15/40	300,000	412,287
5.80%, 11/15/43 (a)	222,000	294,572
5.40%, 03/04/44 (a)	100,000	127,332
5.75%, 06/24/44 (a)	100,000	133,613
4.90%, 01/15/45 (a)	200,000	243,394
5.10%, 09/15/45 (a)	100,000	125,269
4.85%, 03/01/48 (a)	150,000	185,337
TotalEnergies Capital Canada Ltd.
2.75%, 07/15/23	400,000	417,776
TotalEnergies Capital International S.A.
3.70%, 01/15/24	200,000	215,048
3.75%, 04/10/24	400,000	433,324
2.43%, 01/10/25 (a)	150,000	157,451
3.46%, 02/19/29 (a)	300,000	335,799
2.83%, 01/10/30 (a)	200,000	215,374
2.99%, 06/29/41 (a)	200,000	207,676
3.46%, 07/12/49 (a)	200,000	219,686
3.13%, 05/29/50 (a)	450,000	466,155
3.39%, 06/29/60 (a)	200,000	214,702
TotalEnergies Capital S.A.
3.88%, 10/11/28	150,000	172,539
TransCanada PipeLines Ltd.
3.75%, 10/16/23 (a)	100,000	106,072
4.88%, 01/15/26 (a)	200,000	229,598
4.25%, 05/15/28 (a)	450,000	517,468
4.10%, 04/15/30 (a)	200,000	229,420
4.63%, 03/01/34 (a)	350,000	414,078
5.60%, 03/31/34	100,000	128,075
5.85%, 03/15/36	100,000	132,533
6.20%, 10/15/37	300,000	412,002
4.75%, 05/15/38 (a)	100,000	121,093
Security Rate, Maturity Date	Face Amount ($)	Value ($)
7.63%, 01/15/39	150,000	235,218
6.10%, 06/01/40	150,000	207,462
5.00%, 10/16/43 (a)	200,000	252,156
4.88%, 05/15/48 (a)	250,000	320,817
5.10%, 03/15/49 (a)	250,000	332,477
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30 (a)	200,000	216,406
5.40%, 08/15/41 (a)	100,000	131,273
4.60%, 03/15/48 (a)	100,000	122,400
3.95%, 05/15/50 (a)	100,000	113,771
Valero Energy Corp.
1.20%, 03/15/24	200,000	201,676
2.85%, 04/15/25 (a)	550,000	580,701
3.40%, 09/15/26 (a)	400,000	431,176
2.15%, 09/15/27 (a)	250,000	254,967
4.00%, 04/01/29 (a)	150,000	166,338
7.50%, 04/15/32	150,000	209,228
6.63%, 06/15/37	200,000	273,264
4.90%, 03/15/45	230,000	279,641
Valero Energy Partners LP
4.50%, 03/15/28 (a)	150,000	170,195
		112,485,769
Industrial Other 0.1%
Brown University in Providence in the State of Rhode Island and Providence Plant
2.92%, 09/01/50 (a)	100,000	109,523
California Institute of Technology
4.32%, 08/01/45	100,000	131,979
3.65%, 09/01/19 (a)	200,000	238,160
Cintas Corp. No. 2
3.70%, 04/01/27 (a)	300,000	336,876
Duke University
2.68%, 10/01/44	100,000	103,909
2.76%, 10/01/50	100,000	105,565
2.83%, 10/01/55	100,000	105,099
Emory University
2.97%, 09/01/50 (a)	250,000	269,905
Johns Hopkins University
4.08%, 07/01/53	100,000	131,732
Massachusetts Institute of Technology
3.96%, 07/01/38	150,000	181,944
2.99%, 07/01/50 (a)	100,000	111,207
2.29%, 07/01/51 (a)	100,000	96,982
5.60%, 07/01/11	150,000	268,438
4.68%, 07/01/14	100,000	152,158
Northeastern University
2.89%, 10/01/50	150,000	156,117
Northwestern University
4.64%, 12/01/44	100,000	133,243
2.64%, 12/01/50 (a)	100,000	102,374
President & Fellows of Harvard College
3.15%, 07/15/46 (a)	100,000	113,548
2.52%, 10/15/50 (a)	100,000	101,862
3.30%, 07/15/56 (a)	100,000	118,463
Princeton University
5.70%, 03/01/39	200,000	298,250
Quanta Services, Inc.
2.90%, 10/01/30 (a)	250,000	263,155
Steelcase, Inc.
5.13%, 01/18/29 (a)	100,000	117,162
The American University
3.67%, 04/01/49	100,000	116,611

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The George Washington University
4.30%, 09/15/44	100,000	129,114
4.87%, 09/15/45	50,000	69,306
4.13%, 09/15/48 (a)	250,000	316,267
The Georgetown University
4.32%, 04/01/49 (a)	50,000	63,689
2.94%, 04/01/50	100,000	102,998
5.22%, 10/01/18 (a)	50,000	76,209
The Leland Stanford Junior University
1.29%, 06/01/27 (a)	200,000	203,456
3.65%, 05/01/48 (a)	100,000	124,441
The Trustees of the University of Pennsylvania
2.40%, 10/01/50 (a)	150,000	147,464
4.67%, 09/01/12	50,000	73,402
The Trustees of the University of Princeton
2.52%, 07/01/50 (a)	100,000	102,241
The University of Chicago
2.76%, 04/01/45 (a)	100,000	104,598
2.55%, 04/01/50 (a)	100,000	97,502
Trustees of Boston College
3.13%, 07/01/52	150,000	164,140
University of Notre Dame du Lac
3.39%, 02/15/48 (a)	100,000	117,726
University of Southern California
3.03%, 10/01/39	350,000	380,968
3.84%, 10/01/47 (a)	150,000	186,057
3.23%, 10/01/20 (a)	100,000	104,271
William Marsh Rice University
3.57%, 05/15/45	200,000	234,412
Yale University
0.87%, 04/15/25 (a)	100,000	100,926
1.48%, 04/15/30 (a)	200,000	198,682
2.40%, 04/15/50 (a)	100,000	99,046
		7,061,177
Technology 2.7%
Adobe, Inc.
1.70%, 02/01/23	150,000	153,132
1.90%, 02/01/25 (a)	200,000	207,626
3.25%, 02/01/25 (a)	150,000	161,840
2.15%, 02/01/27 (a)	200,000	210,258
2.30%, 02/01/30 (a)	200,000	209,086
Alphabet, Inc.
3.38%, 02/25/24	345,000	370,734
0.45%, 08/15/25 (a)	150,000	148,640
2.00%, 08/15/26 (a)	200,000	210,362
0.80%, 08/15/27 (a)	250,000	245,718
1.10%, 08/15/30 (a)	250,000	240,148
1.90%, 08/15/40 (a)	300,000	278,748
2.05%, 08/15/50 (a)	500,000	454,060
2.25%, 08/15/60 (a)	500,000	455,600
Amdocs Ltd.
2.54%, 06/15/30 (a)	250,000	253,335
Analog Devices, Inc.
3.13%, 12/05/23 (a)	150,000	158,349
2.95%, 04/01/25 (a)	150,000	160,449
3.90%, 12/15/25 (a)	150,000	167,234
3.50%, 12/05/26 (a)	100,000	110,756
5.30%, 12/15/45 (a)	100,000	138,614
Apple Inc.
1.70%, 09/11/22	200,000	203,126
2.10%, 09/12/22 (a)	200,000	203,626
2.40%, 01/13/23 (a)	250,000	256,957
2.85%, 02/23/23 (a)	150,000	155,139
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.40%, 05/03/23	1,080,000	1,118,761
0.75%, 05/11/23	350,000	353,066
3.00%, 02/09/24 (a)	250,000	264,465
3.45%, 05/06/24	400,000	431,652
2.85%, 05/11/24 (a)	300,000	318,057
1.80%, 09/11/24 (a)	100,000	103,710
2.75%, 01/13/25 (a)	200,000	212,940
2.50%, 02/09/25	539,000	570,176
1.13%, 05/11/25 (a)	400,000	404,936
3.20%, 05/13/25	450,000	488,745
0.55%, 08/20/25 (a)	350,000	347,203
0.70%, 02/08/26 (a)	600,000	596,490
3.25%, 02/23/26 (a)	680,000	745,470
2.45%, 08/04/26 (a)	550,000	586,998
2.05%, 09/11/26 (a)	450,000	472,230
3.35%, 02/09/27 (a)	300,000	333,414
3.20%, 05/11/27 (a)	350,000	387,772
3.00%, 06/20/27 (a)	300,000	330,822
2.90%, 09/12/27 (a)	500,000	546,180
3.00%, 11/13/27 (a)	350,000	384,814
1.20%, 02/08/28 (a)	500,000	494,885
1.40%, 08/05/28 (a)	450,000	449,085
2.20%, 09/11/29 (a)	450,000	470,038
1.65%, 05/11/30 (a)	400,000	398,788
1.25%, 08/20/30 (a)	500,000	482,320
1.65%, 02/08/31 (a)	500,000	495,150
1.70%, 08/05/31 (a)	400,000	396,788
4.50%, 02/23/36 (a)	200,000	254,424
2.38%, 02/08/41 (a)	500,000	491,440
3.85%, 05/04/43	480,000	575,203
4.45%, 05/06/44	150,000	195,314
3.45%, 02/09/45	400,000	452,468
4.38%, 05/13/45	300,000	385,101
4.65%, 02/23/46 (a)	850,000	1,134,359
3.85%, 08/04/46 (a)	400,000	479,672
4.25%, 02/09/47 (a)	195,000	246,369
3.75%, 09/12/47 (a)	250,000	295,070
3.75%, 11/13/47 (a)	350,000	413,140
2.95%, 09/11/49 (a)	400,000	416,816
2.65%, 05/11/50 (a)	600,000	595,152
2.40%, 08/20/50 (a)	300,000	284,133
2.65%, 02/08/51 (a)	500,000	493,975
2.70%, 08/05/51 (a)	350,000	348,471
2.55%, 08/20/60 (a)	400,000	376,428
2.80%, 02/08/61 (a)	250,000	247,978
2.85%, 08/05/61 (a)	300,000	299,772
Applied Materials, Inc.
3.90%, 10/01/25 (a)	250,000	278,587
3.30%, 04/01/27 (a)	150,000	166,250
1.75%, 06/01/30 (a)	250,000	249,040
5.10%, 10/01/35 (a)	150,000	200,328
4.35%, 04/01/47 (a)	150,000	192,686
2.75%, 06/01/50 (a)	200,000	201,150
Arrow Electronics, Inc.
4.50%, 03/01/23 (a)	100,000	104,787
3.25%, 09/08/24 (a)	250,000	265,297
Autodesk, Inc.
4.38%, 06/15/25 (a)	200,000	222,996
2.85%, 01/15/30 (a)	100,000	106,295
Automatic Data Processing, Inc.
3.38%, 09/15/25 (a)	200,000	219,276
1.70%, 05/15/28 (a)	200,000	203,592
1.25%, 09/01/30 (a)	300,000	288,441
Avnet, Inc.
4.88%, 12/01/22	100,000	105,078
4.63%, 04/15/26 (a)	200,000	224,398

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Baidu, Inc.
3.50%, 11/28/22	200,000	206,760
3.88%, 09/29/23 (a)	200,000	212,128
4.13%, 06/30/25	500,000	551,605
1.72%, 04/09/26 (a)	200,000	202,422
4.88%, 11/14/28 (a)	200,000	236,262
2.38%, 10/09/30 (a)	200,000	200,904
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/24 (a)	150,000	159,482
3.13%, 01/15/25 (a)	100,000	106,364
3.88%, 01/15/27 (a)	1,000,000	1,104,100
3.50%, 01/15/28 (a)	250,000	272,100
Broadcom, Inc.
3.63%, 10/15/24 (a)	150,000	162,273
4.70%, 04/15/25 (a)	300,000	335,877
3.15%, 11/15/25 (a)	400,000	428,620
4.25%, 04/15/26 (a)	400,000	447,504
3.46%, 09/15/26 (a)	356,000	386,737
1.95%, 02/15/28 (a)(c)	250,000	249,530
4.11%, 09/15/28 (a)	413,000	463,613
4.75%, 04/15/29 (a)	700,000	813,883
5.00%, 04/15/30 (a)	400,000	474,640
4.15%, 11/15/30 (a)	450,000	506,839
2.45%, 02/15/31 (a)(c)	450,000	446,035
4.30%, 11/15/32 (a)	350,000	401,208
2.60%, 02/15/33 (a)(c)	400,000	395,980
3.42%, 04/15/33 (a)(c)	350,000	371,479
3.47%, 04/15/34 (a)(c)	650,000	689,188
3.50%, 02/15/41 (a)(c)	650,000	665,938
3.75%, 02/15/51 (a)(c)	450,000	470,763
Broadridge Financial Solutions, Inc.
3.40%, 06/27/26 (a)	100,000	109,966
2.90%, 12/01/29 (a)	150,000	159,255
2.60%, 05/01/31 (a)	200,000	205,960
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25 (a)	200,000	208,250
4.25%, 04/01/28 (a)	200,000	209,500
3.25%, 02/15/29 (a)	200,000	205,500
Cisco Systems, Inc.
2.20%, 09/20/23 (a)	150,000	155,583
3.50%, 06/15/25	512,000	564,434
2.95%, 02/28/26	200,000	218,300
2.50%, 09/20/26 (a)	100,000	107,646
5.90%, 02/15/39	100,000	145,762
5.50%, 01/15/40	650,000	920,062
Citrix Systems, Inc.
1.25%, 03/01/26 (a)	250,000	247,215
4.50%, 12/01/27 (a)	100,000	114,100
3.30%, 03/01/30 (a)	125,000	131,790
Corning, Inc.
4.75%, 03/15/42	100,000	127,821
5.35%, 11/15/48 (a)	200,000	279,644
3.90%, 11/15/49 (a)	100,000	115,320
4.38%, 11/15/57 (a)	100,000	123,273
5.85%, 11/15/68 (a)	100,000	149,928
5.45%, 11/15/79 (a)	190,000	270,136
Dell International LLC/EMC Corp.
5.45%, 06/15/23 (a)	850,000	916,402
4.00%, 07/15/24 (a)	250,000	271,420
5.85%, 07/15/25 (a)	200,000	233,702
6.02%, 06/15/26 (a)	980,000	1,173,129
4.90%, 10/01/26 (a)	350,000	405,545
6.10%, 07/15/27 (a)	100,000	123,566
5.30%, 10/01/29 (a)	300,000	365,496
6.20%, 07/15/30 (a)	200,000	257,910
Security Rate, Maturity Date	Face Amount ($)	Value ($)
8.10%, 07/15/36 (a)	350,000	538,748
8.35%, 07/15/46 (a)	400,000	661,140
DXC Technology Co.
4.25%, 04/15/24 (a)	100,000	107,989
4.13%, 04/15/25 (a)	200,000	219,604
4.75%, 04/15/27 (a)	100,000	114,687
Equifax, Inc.
2.60%, 12/01/24 (a)	300,000	315,765
2.60%, 12/15/25 (a)	200,000	211,724
3.10%, 05/15/30 (a)	200,000	214,464
2.35%, 09/15/31 (a)	250,000	251,878
Equinix, Inc.
2.63%, 11/18/24 (a)	150,000	157,677
1.25%, 07/15/25 (a)	250,000	250,280
1.00%, 09/15/25 (a)	200,000	199,082
2.90%, 11/18/26 (a)	100,000	107,146
1.55%, 03/15/28 (a)	250,000	247,608
3.20%, 11/18/29 (a)	200,000	215,650
2.15%, 07/15/30 (a)	300,000	299,403
3.00%, 07/15/50 (a)	250,000	244,523
2.95%, 09/15/51 (a)	150,000	145,197
3.40%, 02/15/52 (a)	150,000	157,772
Fidelity National Information Services, Inc.
0.38%, 03/01/23	200,000	200,018
0.60%, 03/01/24	150,000	150,035
1.15%, 03/01/26 (a)	250,000	249,120
1.65%, 03/01/28 (a)	200,000	200,146
3.75%, 05/21/29 (a)	250,000	282,500
2.25%, 03/01/31 (a)	200,000	201,966
3.10%, 03/01/41 (a)	200,000	208,172
Fiserv, Inc.
3.80%, 10/01/23 (a)	150,000	159,989
2.75%, 07/01/24 (a)	450,000	475,564
3.85%, 06/01/25 (a)	100,000	109,843
3.20%, 07/01/26 (a)	450,000	489,339
2.25%, 06/01/27 (a)	250,000	259,952
4.20%, 10/01/28 (a)	150,000	172,446
3.50%, 07/01/29 (a)	650,000	715,656
2.65%, 06/01/30 (a)	250,000	259,892
4.40%, 07/01/49 (a)	475,000	583,385
Flex Ltd.
4.75%, 06/15/25 (a)	200,000	223,006
3.75%, 02/01/26 (a)	200,000	218,452
4.88%, 06/15/29 (a)	100,000	116,314
4.88%, 05/12/30 (a)	200,000	233,162
Fortinet, Inc.
1.00%, 03/15/26 (a)	150,000	149,141
2.20%, 03/15/31 (a)	100,000	100,905
Global Payments, Inc.
3.75%, 06/01/23 (a)	200,000	209,512
4.00%, 06/01/23 (a)	100,000	105,679
2.65%, 02/15/25 (a)	250,000	262,882
1.20%, 03/01/26 (a)	200,000	198,924
4.45%, 06/01/28 (a)	100,000	115,462
3.20%, 08/15/29 (a)	200,000	214,936
2.90%, 05/15/30 (a)	225,000	236,729
4.15%, 08/15/49 (a)	200,000	230,448
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (a)	250,000	259,327
2.25%, 04/01/23 (a)	150,000	153,908
1.45%, 04/01/24 (a)	500,000	508,710
4.65%, 10/01/24 (a)	300,000	332,799
4.90%, 10/15/25 (a)	350,000	398,944
1.75%, 04/01/26 (a)	400,000	408,264
6.20%, 10/15/35 (a)	150,000	204,524
6.35%, 10/15/45 (a)	262,000	362,943

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
HP, Inc.
4.05%, 09/15/22	150,000	155,625
2.20%, 06/17/25 (a)	150,000	155,709
1.45%, 06/17/26 (a)(c)	200,000	199,988
3.00%, 06/17/27 (a)	300,000	323,139
3.40%, 06/17/30 (a)	200,000	214,290
2.65%, 06/17/31 (a)(c)	200,000	200,662
6.00%, 09/15/41	250,000	328,880
IHS Markit Ltd.
4.13%, 08/01/23 (a)	100,000	106,215
4.75%, 08/01/28 (a)	150,000	177,564
4.25%, 05/01/29 (a)	175,000	202,461
Intel Corp.
2.70%, 12/15/22	350,000	361,119
2.88%, 05/11/24 (a)	300,000	318,315
3.40%, 03/25/25 (a)	350,000	380,849
3.70%, 07/29/25 (a)	450,000	495,751
2.60%, 05/19/26 (a)	150,000	160,977
3.75%, 03/25/27 (a)	250,000	283,005
1.60%, 08/12/28 (a)	400,000	402,372
2.45%, 11/15/29 (a)	450,000	475,042
3.90%, 03/25/30 (a)	300,000	348,945
2.00%, 08/12/31 (a)	300,000	301,655
4.00%, 12/15/32	150,000	181,272
4.60%, 03/25/40 (a)	350,000	446,187
4.80%, 10/01/41	295,000	387,149
4.25%, 12/15/42	100,000	123,554
4.10%, 05/19/46 (a)	550,000	665,901
4.10%, 05/11/47 (a)	100,000	120,925
3.73%, 12/08/47 (a)	350,000	401,586
3.25%, 11/15/49 (a)	300,000	320,757
4.75%, 03/25/50 (a)	400,000	537,192
3.05%, 08/12/51 (a)	250,000	257,733
3.10%, 02/15/60 (a)	160,000	163,677
4.95%, 03/25/60 (a)	300,000	424,350
3.20%, 08/12/61 (a)	200,000	207,305
International Business Machines Corp.
2.88%, 11/09/22	300,000	309,282
3.38%, 08/01/23	350,000	369,810
3.63%, 02/12/24	400,000	429,732
3.00%, 05/15/24	650,000	691,905
3.45%, 02/19/26	300,000	331,260
3.30%, 05/15/26	550,000	605,682
3.30%, 01/27/27	250,000	275,925
1.70%, 05/15/27 (a)	300,000	306,084
6.22%, 08/01/27	230,000	291,553
3.50%, 05/15/29	550,000	616,401
1.95%, 05/15/30 (a)	200,000	200,902
4.15%, 05/15/39	450,000	540,873
5.60%, 11/30/39	150,000	211,943
2.85%, 05/15/40 (a)	400,000	408,668
4.00%, 06/20/42	200,000	237,216
4.70%, 02/19/46	150,000	197,318
4.25%, 05/15/49	650,000	813,117
2.95%, 05/15/50 (a)	200,000	203,054
Intuit, Inc.
0.65%, 07/15/23	150,000	150,897
0.95%, 07/15/25 (a)	200,000	200,892
1.35%, 07/15/27 (a)	250,000	252,765
Jabil, Inc.
4.70%, 09/15/22	200,000	208,756
1.70%, 04/15/26 (a)	200,000	202,120
3.60%, 01/15/30 (a)	100,000	108,336
3.00%, 01/15/31 (a)	200,000	206,352
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Juniper Networks, Inc.
1.20%, 12/10/25 (a)	250,000	249,960
3.75%, 08/15/29 (a)	150,000	166,496
5.95%, 03/15/41	100,000	135,169
Keysight Technologies, Inc.
4.60%, 04/06/27 (a)	150,000	175,001
3.00%, 10/30/29 (a)	100,000	108,024
KLA Corp.
4.65%, 11/01/24 (a)	230,000	255,371
4.10%, 03/15/29 (a)	100,000	115,401
5.00%, 03/15/49 (a)	100,000	137,443
3.30%, 03/01/50 (a)	200,000	218,678
Lam Research Corp.
3.80%, 03/15/25 (a)	230,000	252,379
3.75%, 03/15/26 (a)	200,000	223,582
4.00%, 03/15/29 (a)	150,000	174,117
1.90%, 06/15/30 (a)	200,000	201,836
4.88%, 03/15/49 (a)	200,000	276,710
2.88%, 06/15/50 (a)	200,000	206,014
Leidos, Inc.
2.95%, 05/15/23 (a)	100,000	103,736
3.63%, 05/15/25 (a)	150,000	162,669
4.38%, 05/15/30 (a)	150,000	172,275
2.30%, 02/15/31 (a)	250,000	247,723
Marvell Technology, Inc.
4.20%, 06/22/23 (a)(c)	150,000	158,958
1.65%, 04/15/26 (a)(c)	100,000	100,733
2.45%, 04/15/28 (a)(c)	100,000	102,931
4.88%, 06/22/28 (a)(c)	100,000	116,579
2.95%, 04/15/31 (a)(c)	100,000	104,004
Mastercard, Inc.
2.00%, 03/03/25 (a)	400,000	417,936
2.95%, 11/21/26 (a)	250,000	273,310
3.30%, 03/26/27 (a)	150,000	166,632
3.50%, 02/26/28 (a)	100,000	112,580
2.95%, 06/01/29 (a)	150,000	164,589
3.35%, 03/26/30 (a)	300,000	339,111
1.90%, 03/15/31 (a)	150,000	153,443
3.80%, 11/21/46 (a)	200,000	240,520
3.95%, 02/26/48 (a)	150,000	184,557
3.65%, 06/01/49 (a)	250,000	295,715
3.85%, 03/26/50 (a)	200,000	244,398
2.95%, 03/15/51 (a)	150,000	158,909
Maxim Integrated Products, Inc.
3.45%, 06/15/27 (a)	100,000	111,025
Microchip Technology, Inc.
4.33%, 06/01/23 (a)	350,000	371,220
2.67%, 09/01/23	200,000	207,692
Micron Technology, Inc.
2.50%, 04/24/23	200,000	206,450
4.98%, 02/06/26 (a)	250,000	287,842
4.19%, 02/15/27 (a)	150,000	170,567
5.33%, 02/06/29 (a)	200,000	242,150
4.66%, 02/15/30 (a)	150,000	175,979
Microsoft Corp.
2.65%, 11/03/22 (a)	150,000	153,765
2.38%, 05/01/23 (a)	300,000	309,204
2.00%, 08/08/23 (a)	400,000	412,748
3.63%, 12/15/23 (a)	350,000	374,409
2.88%, 02/06/24 (a)	450,000	475,362
2.70%, 02/12/25 (a)	450,000	479,785
3.13%, 11/03/25 (a)	530,000	578,188
2.40%, 08/08/26 (a)	800,000	855,904
3.30%, 02/06/27 (a)	750,000	837,135
3.50%, 02/12/35 (a)	250,000	294,102
4.20%, 11/03/35 (a)	250,000	314,057

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.45%, 08/08/36 (a)	350,000	410,291
4.10%, 02/06/37 (a)	450,000	561,060
5.30%, 02/08/41	100,000	144,756
4.45%, 11/03/45 (a)	100,000	134,952
3.70%, 08/08/46 (a)	749,000	912,200
4.25%, 02/06/47 (a)	200,000	265,120
2.53%, 06/01/50 (a)	1,050,000	1,049,223
2.92%, 03/17/52 (a)	1,675,000	1,803,003
4.00%, 02/12/55 (a)	100,000	128,428
3.95%, 08/08/56 (a)	150,000	191,934
4.50%, 02/06/57 (a)	150,000	213,266
2.68%, 06/01/60 (a)	529,000	534,110
3.04%, 03/17/62 (a)	445,000	484,196
Moody's Corp.
4.50%, 09/01/22 (a)	150,000	154,602
2.63%, 01/15/23 (a)	150,000	154,404
3.75%, 03/24/25 (a)	200,000	218,644
4.25%, 02/01/29 (a)	150,000	174,368
2.00%, 08/19/31 (a)	200,000	198,542
4.88%, 12/17/48 (a)	150,000	201,117
3.25%, 05/20/50 (a)	100,000	105,694
2.55%, 08/18/60 (a)	150,000	135,620
Motorola Solutions, Inc.
4.00%, 09/01/24	200,000	218,476
4.60%, 02/23/28 (a)	150,000	174,617
4.60%, 05/23/29 (a)	150,000	176,031
2.30%, 11/15/30 (a)	250,000	248,943
2.75%, 05/24/31 (a)	150,000	154,728
5.50%, 09/01/44	100,000	131,581
NetApp, Inc.
1.88%, 06/22/25 (a)	250,000	257,682
2.38%, 06/22/27 (a)	150,000	157,583
NVIDIA Corp.
0.31%, 06/15/23 (a)	250,000	250,105
0.58%, 06/14/24 (a)	200,000	200,552
3.20%, 09/16/26 (a)	300,000	330,303
1.55%, 06/15/28 (a)	250,000	251,335
2.85%, 04/01/30 (a)	250,000	270,930
2.00%, 06/15/31 (a)	250,000	252,488
3.50%, 04/01/40 (a)	250,000	285,135
3.50%, 04/01/50 (a)	450,000	517,909
3.70%, 04/01/60 (a)	100,000	119,452
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (a)(c)	200,000	219,096
5.35%, 03/01/26 (a)(c)	250,000	291,402
5.55%, 12/01/28 (a)(c)	200,000	245,166
2.50%, 05/11/31 (a)(c)	200,000	205,818
3.25%, 05/11/41 (a)(c)	200,000	212,350
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25 (a)(c)	175,000	184,203
4.30%, 06/18/29 (a)(c)	150,000	172,566
3.40%, 05/01/30 (a)(c)	200,000	219,668
Oracle Corp.
2.50%, 10/15/22	450,000	460,989
2.63%, 02/15/23 (a)	400,000	412,300
3.63%, 07/15/23	212,000	224,510
2.40%, 09/15/23 (a)	500,000	518,220
3.40%, 07/08/24 (a)	250,000	267,702
2.95%, 11/15/24 (a)	450,000	479,376
2.50%, 04/01/25 (a)	750,000	787,117
2.95%, 05/15/25 (a)	601,000	639,764
1.65%, 03/25/26 (a)	750,000	762,210
2.65%, 07/15/26 (a)	600,000	635,742
2.80%, 04/01/27 (a)	400,000	427,100
3.25%, 11/15/27 (a)	400,000	436,964
2.30%, 03/25/28 (a)	500,000	516,465
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.95%, 04/01/30 (a)	700,000	743,904
3.25%, 05/15/30 (a)	200,000	217,962
2.88%, 03/25/31 (a)	450,000	474,183
4.30%, 07/08/34 (a)	300,000	349,326
3.90%, 05/15/35 (a)	250,000	281,235
3.85%, 07/15/36 (a)	150,000	166,679
3.80%, 11/15/37 (a)	400,000	439,064
6.50%, 04/15/38	200,000	284,914
6.13%, 07/08/39	250,000	345,672
3.60%, 04/01/40 (a)	800,000	852,008
5.38%, 07/15/40	600,000	778,830
3.65%, 03/25/41 (a)	500,000	534,560
4.50%, 07/08/44 (a)	230,000	272,594
4.13%, 05/15/45 (a)	450,000	505,584
4.00%, 07/15/46 (a)	470,000	518,730
4.00%, 11/15/47 (a)	500,000	550,975
3.60%, 04/01/50 (a)	850,000	888,641
3.95%, 03/25/51 (a)	700,000	776,251
4.38%, 05/15/55 (a)	350,000	411,418
3.85%, 04/01/60 (a)	650,000	699,959
4.10%, 03/25/61 (a)	300,000	338,610
PayPal Holdings, Inc.
2.20%, 09/26/22	150,000	153,140
1.35%, 06/01/23	200,000	203,582
2.40%, 10/01/24 (a)	250,000	263,537
1.65%, 06/01/25 (a)	250,000	257,500
2.65%, 10/01/26 (a)	250,000	268,797
2.85%, 10/01/29 (a)	300,000	323,919
2.30%, 06/01/30 (a)	200,000	208,148
3.25%, 06/01/50 (a)	250,000	276,177
Qorvo, Inc.
4.38%, 10/15/29 (a)	200,000	221,876
QUALCOMM, Inc.
2.60%, 01/30/23 (a)	150,000	154,760
2.90%, 05/20/24 (a)	150,000	159,239
3.45%, 05/20/25 (a)	350,000	381,188
3.25%, 05/20/27 (a)	350,000	387,712
1.30%, 05/20/28 (a)	367,000	362,636
2.15%, 05/20/30 (a)	200,000	204,902
1.65%, 05/20/32 (a)	283,000	273,686
4.65%, 05/20/35 (a)	300,000	381,603
4.80%, 05/20/45 (a)	350,000	470,095
4.30%, 05/20/47 (a)	200,000	254,718
3.25%, 05/20/50 (a)	225,000	248,027
RELX Capital, Inc.
3.50%, 03/16/23 (a)	100,000	104,442
4.00%, 03/18/29 (a)	150,000	169,697
3.00%, 05/22/30 (a)	250,000	268,480
S&P Global, Inc.
4.00%, 06/15/25 (a)	200,000	221,840
2.50%, 12/01/29 (a)	100,000	106,013
1.25%, 08/15/30 (a)	250,000	238,480
3.25%, 12/01/49 (a)	100,000	109,476
2.30%, 08/15/60 (a)	250,000	220,485
salesforce.com, Inc.
3.25%, 04/11/23 (a)	250,000	261,400
0.63%, 07/15/24 (a)	200,000	200,450
3.70%, 04/11/28 (a)	300,000	341,403
1.95%, 07/15/31 (a)	450,000	456,741
2.70%, 07/15/41 (a)	350,000	357,399
2.90%, 07/15/51 (a)	500,000	514,290
3.05%, 07/15/61 (a)	150,000	156,579
ServiceNow, Inc.
1.40%, 09/01/30 (a)	300,000	285,408

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Skyworks Solutions, Inc.
1.80%, 06/01/26 (a)	200,000	203,430
3.00%, 06/01/31 (a)	200,000	208,338
SYNNEX Corp.
1.75%, 08/09/26 (a)(c)	250,000	249,043
2.38%, 08/09/28 (a)(c)	200,000	199,849
Teledyne FLIR LLC
2.50%, 08/01/30 (a)	250,000	256,340
Tencent Music Entertainment Group
1.38%, 09/03/25 (a)	200,000	197,660
Texas Instruments, Inc.
1.38%, 03/12/25 (a)	250,000	255,120
2.90%, 11/03/27 (a)	75,000	82,139
2.25%, 09/04/29 (a)	100,000	104,614
1.75%, 05/04/30 (a)	200,000	200,264
3.88%, 03/15/39 (a)	150,000	181,764
4.15%, 05/15/48 (a)	350,000	444,122
The Western Union Co.
4.25%, 06/09/23 (a)	100,000	106,036
2.85%, 01/10/25 (a)	100,000	105,469
1.35%, 03/15/26 (a)	200,000	198,888
6.20%, 11/17/36	100,000	125,765
Thomson Reuters Corp.
4.30%, 11/23/23 (a)	150,000	161,046
3.35%, 05/15/26 (a)	150,000	163,769
5.65%, 11/23/43 (a)	150,000	208,733
Trimble, Inc.
4.15%, 06/15/23 (a)	150,000	158,586
4.75%, 12/01/24 (a)	200,000	222,048
4.90%, 06/15/28 (a)	100,000	116,773
Tyco Electronics Group S.A.
3.45%, 08/01/24 (a)	100,000	106,936
3.70%, 02/15/26 (a)	100,000	110,062
3.13%, 08/15/27 (a)	100,000	109,696
VeriSign, Inc.
4.75%, 07/15/27 (a)	150,000	159,245
2.70%, 06/15/31 (a)	250,000	257,845
Verisk Analytics, Inc.
4.00%, 06/15/25 (a)	150,000	165,672
4.13%, 03/15/29 (a)	150,000	171,882
5.50%, 06/15/45 (a)	50,000	68,469
3.63%, 05/15/50 (a)	100,000	109,302
Visa, Inc.
2.15%, 09/15/22 (a)	200,000	203,706
2.80%, 12/14/22 (a)	400,000	411,668
3.15%, 12/14/25 (a)	800,000	874,472
1.90%, 04/15/27 (a)	300,000	312,054
0.75%, 08/15/27 (a)	250,000	245,963
2.05%, 04/15/30 (a)	300,000	309,633
1.10%, 02/15/31 (a)	350,000	333,329
4.15%, 12/14/35 (a)	330,000	406,025
2.70%, 04/15/40 (a)	250,000	260,285
4.30%, 12/14/45 (a)	745,000	954,986
3.65%, 09/15/47 (a)	200,000	236,182
2.00%, 08/15/50 (a)	250,000	223,078
VMware, Inc.
0.60%, 08/15/23	200,000	200,202
1.00%, 08/15/24 (a)	250,000	251,100
4.50%, 05/15/25 (a)	150,000	167,618
1.40%, 08/15/26 (a)	300,000	299,751
4.65%, 05/15/27 (a)	150,000	173,541
3.90%, 08/21/27 (a)	200,000	224,248
1.80%, 08/15/28 (a)	200,000	198,330
4.70%, 05/15/30 (a)	150,000	179,373
2.20%, 08/15/31 (a)	350,000	347,693
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Xilinx, Inc.
2.95%, 06/01/24 (a)	100,000	105,658
2.38%, 06/01/30 (a)	200,000	205,894
		147,354,951
Transportation 0.6%
American Airlines 2015-2 Class AA Pass-Through Trust
3.60%, 09/22/27	152,634	158,136
American Airlines 2016-1 Class AA Pass-Through Trust
3.58%, 01/15/28	152,374	157,875
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 06/15/28	153,465	155,641
American Airlines 2017-1 Class AA Pass-Through Trust
3.65%, 02/15/29	117,188	121,709
American Airlines 2019-1 Class AA Pass-Through Trust
3.15%, 02/15/32	110,246	112,912
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (a)	150,000	155,255
3.85%, 09/01/23 (a)	150,000	159,269
3.75%, 04/01/24 (a)	200,000	215,084
3.40%, 09/01/24 (a)	200,000	215,536
3.65%, 09/01/25 (a)	200,000	220,536
3.25%, 06/15/27 (a)	200,000	222,108
6.20%, 08/15/36	150,000	216,957
5.75%, 05/01/40 (a)	100,000	142,292
5.05%, 03/01/41 (a)	100,000	133,468
5.40%, 06/01/41 (a)	100,000	138,888
4.95%, 09/15/41 (a)	200,000	264,590
4.38%, 09/01/42 (a)	250,000	312,042
5.15%, 09/01/43 (a)	100,000	137,637
4.90%, 04/01/44 (a)	100,000	134,355
4.55%, 09/01/44 (a)	90,000	115,356
4.15%, 04/01/45 (a)	250,000	306,035
4.70%, 09/01/45 (a)	100,000	131,476
3.90%, 08/01/46 (a)	250,000	297,387
4.05%, 06/15/48 (a)	400,000	489,120
4.15%, 12/15/48 (a)	500,000	622,405
3.55%, 02/15/50 (a)	100,000	114,239
3.05%, 02/15/51 (a)	100,000	105,242
3.30%, 09/15/51 (a)	200,000	219,936
Canadian National Railway Co.
2.75%, 03/01/26 (a)	300,000	321,414
6.90%, 07/15/28	150,000	200,373
3.20%, 08/02/46 (a)	150,000	158,883
3.65%, 02/03/48 (a)	100,000	114,236
4.45%, 01/20/49 (a)	150,000	192,915
2.45%, 05/01/50 (a)	200,000	185,226
Canadian Pacific Railway Co.
2.90%, 02/01/25 (a)	200,000	212,192
4.00%, 06/01/28 (a)	150,000	170,785
2.05%, 03/05/30 (a)	100,000	100,145
4.80%, 09/15/35 (a)	150,000	186,037
5.95%, 05/15/37	200,000	278,482
4.80%, 08/01/45 (a)	100,000	129,271
6.13%, 09/15/15 (a)	100,000	157,447
CSX Corp.
3.40%, 08/01/24 (a)	150,000	161,336
3.35%, 11/01/25 (a)	100,000	109,028
2.60%, 11/01/26 (a)	100,000	106,679
3.25%, 06/01/27 (a)	150,000	164,549
3.80%, 03/01/28 (a)	200,000	225,474
4.25%, 03/15/29 (a)	150,000	174,595
2.40%, 02/15/30 (a)	150,000	155,258
6.22%, 04/30/40	500,000	736,510
4.75%, 05/30/42 (a)	250,000	319,785

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.10%, 03/15/44 (a)	200,000	236,800
3.80%, 11/01/46 (a)	100,000	115,075
4.30%, 03/01/48 (a)	200,000	247,018
4.75%, 11/15/48 (a)	100,000	131,683
4.50%, 03/15/49 (a)	150,000	190,614
3.35%, 09/15/49 (a)	100,000	108,129
3.80%, 04/15/50 (a)	100,000	116,086
3.95%, 05/01/50 (a)	200,000	238,334
2.50%, 05/15/51 (a)	250,000	231,512
4.50%, 08/01/54 (a)	100,000	128,904
4.65%, 03/01/68 (a)	50,000	66,493
Delta Air Lines 2019-1 Class AA Pass-Through Trust
3.20%, 04/25/24	200,000	211,814
Delta Air Lines 2020-1 Class AA Pass-Through Trust
2.00%, 06/10/28	94,021	94,158
FedEx Corp.
3.25%, 04/01/26 (a)	250,000	273,210
3.40%, 02/15/28 (a)	150,000	166,695
3.10%, 08/05/29 (a)	200,000	216,836
4.90%, 01/15/34	150,000	188,469
1.88%, 02/20/34	236,632	237,725
3.90%, 02/01/35	200,000	230,696
3.88%, 08/01/42	150,000	170,085
4.10%, 04/15/43	100,000	115,748
5.10%, 01/15/44	75,000	98,336
4.10%, 02/01/45	400,000	465,648
4.75%, 11/15/45 (a)	300,000	378,825
4.55%, 04/01/46 (a)	300,000	369,201
4.40%, 01/15/47 (a)	100,000	121,112
4.05%, 02/15/48 (a)	250,000	291,665
4.95%, 10/17/48 (a)	150,000	197,653
5.25%, 05/15/50 (a)	300,000	414,687
GXO Logistics, Inc.
1.65%, 07/15/26 (a)(c)	150,000	150,243
JB Hunt Transport Services, Inc.
3.88%, 03/01/26 (a)	150,000	167,336
JetBlue 2019-1 Class AA Pass-Through Trust
2.75%, 05/15/32	93,904	94,756
JetBlue 2020-1 Class A Pass Through Trust
4.00%, 11/15/32	241,820	265,495
Kansas City Southern
2.88%, 11/15/29 (a)	150,000	158,946
4.95%, 08/15/45 (a)	100,000	128,759
4.70%, 05/01/48 (a)	150,000	187,629
3.50%, 05/01/50 (a)	100,000	107,580
4.20%, 11/15/69 (a)	100,000	117,327
Kirby Corp.
4.20%, 03/01/28 (a)	100,000	111,717
Norfolk Southern Corp.
2.90%, 02/15/23 (a)	150,000	154,551
3.65%, 08/01/25 (a)	100,000	109,682
2.90%, 06/15/26 (a)	200,000	216,260
3.15%, 06/01/27 (a)	200,000	218,138
3.80%, 08/01/28 (a)	150,000	170,229
2.55%, 11/01/29 (a)	100,000	105,140
3.95%, 10/01/42 (a)	330,000	388,143
4.45%, 06/15/45 (a)	150,000	187,149
4.65%, 01/15/46 (a)	150,000	191,148
3.94%, 11/01/47 (a)	200,000	233,552
4.15%, 02/28/48 (a)	100,000	120,162
4.10%, 05/15/49 (a)	100,000	120,573
3.40%, 11/01/49 (a)	100,000	107,997
3.05%, 05/15/50 (a)	200,000	204,618
4.05%, 08/15/52 (a)	150,000	179,778
3.16%, 05/15/55 (a)	150,000	155,090
4.10%, 05/15/21 (a)	100,000	115,470
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Ryder System, Inc.
3.75%, 06/09/23 (a)	150,000	158,253
3.88%, 12/01/23 (a)	150,000	160,626
3.65%, 03/18/24 (a)	100,000	107,184
4.63%, 06/01/25 (a)	150,000	168,630
3.35%, 09/01/25 (a)	150,000	162,183
2.90%, 12/01/26 (a)	100,000	107,373
Southwest Airlines Co.
4.75%, 05/04/23	225,000	240,383
5.25%, 05/04/25 (a)	320,000	362,890
3.00%, 11/15/26 (a)	145,000	155,234
5.13%, 06/15/27 (a)	400,000	468,380
3.45%, 11/16/27 (a)	100,000	108,566
2.63%, 02/10/30 (a)	150,000	153,348
Union Pacific Corp.
3.65%, 02/15/24 (a)	500,000	534,065
3.15%, 03/01/24 (a)	200,000	212,546
3.25%, 01/15/25 (a)	100,000	107,552
3.75%, 07/15/25 (a)	150,000	165,725
2.75%, 03/01/26 (a)	150,000	160,724
3.00%, 04/15/27 (a)	200,000	217,084
3.95%, 09/10/28 (a)	250,000	286,267
3.70%, 03/01/29 (a)	150,000	169,474
2.40%, 02/05/30 (a)	200,000	207,772
2.38%, 05/20/31 (a)	200,000	207,062
3.60%, 09/15/37 (a)	350,000	396,802
3.55%, 08/15/39 (a)	100,000	113,054
3.20%, 05/20/41 (a)	200,000	213,726
4.05%, 11/15/45 (a)	150,000	177,312
4.05%, 03/01/46 (a)	150,000	177,303
4.30%, 03/01/49 (a)	100,000	124,568
3.25%, 02/05/50 (a)	450,000	480,582
3.80%, 10/01/51 (a)	150,000	175,096
3.88%, 02/01/55 (a)	50,000	57,847
3.95%, 08/15/59 (a)	100,000	118,738
3.84%, 03/20/60 (a)	450,000	523,692
2.97%, 09/16/62 (a)	150,000	148,329
4.10%, 09/15/67 (a)	100,000	121,021
3.75%, 02/05/70 (a)	200,000	228,378
3.80%, 04/06/71 (a)(c)	450,000	517,878
United Airlines 2012-1 Class A Pass Through Trust
4.15%, 04/11/24	90,938	96,013
United Airlines 2014-1 Class A Pass-Through Trust
4.00%, 04/11/26	267,818	283,504
United Airlines 2014-2 Class A Pass-Through Trust
3.75%, 09/03/26	103,567	109,584
United Airlines 2016-1 Class AA Pass-Through Trust
3.10%, 07/07/28	118,340	124,025
United Airlines 2016-2 Class AA Pass-Through Trust
2.88%, 10/07/28	81,498	83,255
United Airlines 2018-1 Class AA Pass-Through Trust
3.50%, 03/01/30	132,519	139,632
United Airlines 2019-1 Class AA Pass-Through Trust
4.15%, 08/25/31	81,946	89,497
United Airlines 2019-2 Class AA Pass-Through Trust
2.70%, 05/01/32	96,111	96,491
United Airlines 2020-1 Class A Pass-Through Trust
5.88%, 10/15/27	556,485	619,206
United Airlines 2020-1 Class B Pass Through Trust
4.88%, 01/15/26	140,137	147,797
United Parcel Service, Inc.
2.45%, 10/01/22	350,000	358,372
2.50%, 04/01/23 (a)	250,000	258,320
2.20%, 09/01/24 (a)	100,000	104,672
3.90%, 04/01/25 (a)	150,000	165,560

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.05%, 11/15/27 (a)	250,000	277,612
3.40%, 03/15/29 (a)	100,000	112,425
4.45%, 04/01/30 (a)	250,000	302,350
6.20%, 01/15/38	295,000	439,408
5.20%, 04/01/40 (a)	100,000	136,800
4.88%, 11/15/40 (a)	250,000	333,730
3.40%, 11/15/46 (a)	100,000	113,855
3.75%, 11/15/47 (a)	350,000	419,979
4.25%, 03/15/49 (a)	100,000	128,873
3.40%, 09/01/49 (a)	100,000	114,083
5.30%, 04/01/50 (a)	300,000	445,644
		34,553,119
		877,932,282

Utility 2.2%
Electric 1.9%
AEP Texas, Inc.
3.95%, 06/01/28 (a)	250,000	282,315
2.10%, 07/01/30 (a)	175,000	173,779
4.15%, 05/01/49 (a)	100,000	118,848
AEP Transmission Co. LLC
3.75%, 12/01/47 (a)	150,000	173,678
3.80%, 06/15/49 (a)	100,000	117,494
3.65%, 04/01/50 (a)	200,000	231,812
Alabama Power Co.
1.45%, 09/15/30 (a)	250,000	242,247
6.00%, 03/01/39	100,000	143,011
3.85%, 12/01/42	150,000	176,177
4.15%, 08/15/44 (a)	150,000	182,322
3.70%, 12/01/47 (a)	250,000	286,722
4.30%, 07/15/48 (a)	150,000	189,892
3.45%, 10/01/49 (a)	100,000	110,773
3.13%, 07/15/51 (a)	100,000	105,894
Ameren Corp.
2.50%, 09/15/24 (a)	100,000	104,832
3.50%, 01/15/31 (a)	200,000	221,494
Ameren Illinois Co.
2.70%, 09/01/22 (a)	263,000	267,813
4.15%, 03/15/46 (a)	150,000	185,047
3.70%, 12/01/47 (a)	350,000	410,182
4.50%, 03/15/49 (a)	100,000	131,563
2.90%, 06/15/51 (a)	100,000	103,669
American Electric Power Co., Inc.
3.20%, 11/13/27 (a)	150,000	163,497
4.30%, 12/01/28 (a)	100,000	115,524
2.30%, 03/01/30 (a)	150,000	151,463
3.25%, 03/01/50 (a)	150,000	153,404
Appalachian Power Co.
3.30%, 06/01/27 (a)	100,000	108,982
2.70%, 04/01/31 (a)	150,000	156,599
7.00%, 04/01/38	100,000	150,897
4.50%, 03/01/49 (a)	100,000	125,429
3.70%, 05/01/50 (a)	200,000	224,026
Arizona Public Service Co.
2.60%, 08/15/29 (a)	100,000	105,498
4.50%, 04/01/42 (a)	300,000	370,524
4.25%, 03/01/49 (a)	100,000	122,991
3.35%, 05/15/50 (a)	250,000	268,020
2.65%, 09/15/50 (a)	150,000	142,211
Atlantic City Electric Co.
4.00%, 10/15/28 (a)	100,000	114,816
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Avangrid, Inc.
3.15%, 12/01/24 (a)	350,000	373,866
3.20%, 04/15/25 (a)	150,000	160,707
3.80%, 06/01/29 (a)	100,000	112,995
Avista Corp.
4.35%, 06/01/48 (a)	100,000	128,319
Baltimore Gas & Electric Co.
3.35%, 07/01/23 (a)	100,000	104,714
6.35%, 10/01/36	100,000	145,862
3.50%, 08/15/46 (a)	150,000	167,588
3.75%, 08/15/47 (a)	150,000	175,841
Berkshire Hathaway Energy Co.
2.80%, 01/15/23 (a)	600,000	618,846
3.75%, 11/15/23 (a)	200,000	213,438
4.05%, 04/15/25 (a)	400,000	442,572
3.25%, 04/15/28 (a)	350,000	385,987
3.70%, 07/15/30 (a)	350,000	399,087
6.13%, 04/01/36	298,000	420,609
5.15%, 11/15/43 (a)	100,000	132,887
4.50%, 02/01/45 (a)	250,000	308,182
3.80%, 07/15/48 (a)	150,000	171,662
4.45%, 01/15/49 (a)	300,000	379,299
4.25%, 10/15/50 (a)	100,000	123,634
2.85%, 05/15/51 (a)	250,000	244,242
Black Hills Corp.
3.15%, 01/15/27 (a)	350,000	375,424
2.50%, 06/15/30 (a)	250,000	257,640
4.35%, 05/01/33 (a)	150,000	176,903
3.88%, 10/15/49 (a)	100,000	111,465
CenterPoint Energy Houston Electric LLC
2.40%, 09/01/26 (a)	257,000	273,065
3.00%, 02/01/27 (a)	150,000	163,199
4.50%, 04/01/44 (a)	250,000	325,220
4.25%, 02/01/49 (a)	100,000	128,590
2.90%, 07/01/50 (a)	200,000	207,338
3.35%, 04/01/51 (a)	150,000	168,297
CenterPoint Energy, Inc.
2.50%, 09/01/24 (a)	250,000	261,857
4.25%, 11/01/28 (a)	150,000	172,794
2.95%, 03/01/30 (a)	100,000	106,111
3.70%, 09/01/49 (a)	100,000	110,734
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (a)	150,000	163,925
CMS Energy Corp.
3.45%, 08/15/27 (a)	100,000	110,834
4.88%, 03/01/44 (a)	100,000	131,565
4.75%, 06/01/50 (a)(b)	100,000	112,894
Commonwealth Edison Co.
2.55%, 06/15/26 (a)	200,000	213,100
2.95%, 08/15/27 (a)	150,000	162,737
2.20%, 03/01/30 (a)	100,000	102,994
3.80%, 10/01/42 (a)	350,000	409,304
4.60%, 08/15/43 (a)	100,000	129,058
3.70%, 03/01/45 (a)	200,000	230,758
4.35%, 11/15/45 (a)	100,000	125,761
3.65%, 06/15/46 (a)	100,000	114,694
3.75%, 08/15/47 (a)	250,000	293,332
4.00%, 03/01/48 (a)	150,000	180,665
4.00%, 03/01/49 (a)	150,000	182,585
3.20%, 11/15/49 (a)	100,000	108,322
3.00%, 03/01/50 (a)	150,000	155,939
3.13%, 03/15/51 (a)	200,000	212,244
Consolidated Edison Co. of New York, Inc.
4.00%, 12/01/28 (a)	50,000	57,541
3.35%, 04/01/30 (a)	200,000	222,026
5.30%, 03/01/35	230,000	293,374

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.85%, 03/15/36	150,000	205,708
5.50%, 12/01/39	200,000	269,448
4.20%, 03/15/42	450,000	528,763
4.45%, 03/15/44 (a)	230,000	280,869
4.50%, 12/01/45 (a)	150,000	184,442
3.85%, 06/15/46 (a)	200,000	225,214
3.88%, 06/15/47 (a)	150,000	171,242
4.65%, 12/01/48 (a)	100,000	125,904
4.13%, 05/15/49 (a)	100,000	118,656
3.95%, 04/01/50 (a)	250,000	291,752
4.63%, 12/01/54 (a)	100,000	128,308
4.00%, 11/15/57 (a)	100,000	116,180
4.50%, 05/15/58 (a)	100,000	124,273
3.70%, 11/15/59 (a)	100,000	109,545
3.00%, 12/01/60 (a)	200,000	191,572
3.60%, 06/15/61 (a)	200,000	216,382
Consolidated Edison, Inc.
0.65%, 12/01/23 (a)	250,000	250,037
Consumers Energy Co.
3.38%, 08/15/23 (a)	330,000	346,827
3.95%, 05/15/43 (a)	330,000	396,370
4.05%, 05/15/48 (a)	100,000	123,550
4.35%, 04/15/49 (a)	100,000	128,953
3.50%, 08/01/51 (a)	200,000	230,584
2.50%, 05/01/60 (a)	200,000	184,200
Delmarva Power & Light Co.
3.50%, 11/15/23 (a)	200,000	212,256
Dominion Energy South Carolina, Inc.
6.05%, 01/15/38	100,000	144,151
5.45%, 02/01/41 (a)	100,000	139,536
5.10%, 06/01/65 (a)	100,000	148,724
Dominion Energy, Inc.
3.07%, 08/15/24	150,000	159,195
3.90%, 10/01/25 (a)	150,000	165,287
2.85%, 08/15/26 (a)	550,000	588,379
4.25%, 06/01/28 (a)	150,000	172,877
3.38%, 04/01/30 (a)	350,000	383,729
5.25%, 08/01/33	180,000	228,897
5.95%, 06/15/35	100,000	136,844
7.00%, 06/15/38	100,000	150,822
4.90%, 08/01/41 (a)	100,000	127,726
4.05%, 09/15/42 (a)	100,000	115,931
4.70%, 12/01/44 (a)	150,000	189,997
4.60%, 03/15/49 (a)	100,000	128,817
5.75%, 10/01/54 (a)(b)	150,000	164,621
DTE Electric Co.
2.25%, 03/01/30 (a)	150,000	155,261
2.63%, 03/01/31 (a)	300,000	318,897
3.70%, 03/15/45 (a)	250,000	290,135
3.75%, 08/15/47 (a)	150,000	176,733
4.05%, 05/15/48 (a)	100,000	123,149
3.95%, 03/01/49 (a)	150,000	182,838
2.95%, 03/01/50 (a)	100,000	104,289
DTE Energy Co.
0.55%, 11/01/22	200,000	200,536
2.25%, 11/01/22	250,000	255,407
2.53%, 10/01/24	100,000	104,841
1.05%, 06/01/25 (a)	200,000	199,650
2.85%, 10/01/26 (a)	200,000	214,112
3.40%, 06/15/29 (a)	100,000	109,939
2.95%, 03/01/30 (a)	100,000	106,498
Duke Energy Carolinas LLC
3.05%, 03/15/23 (a)	250,000	260,032
2.95%, 12/01/26 (a)	150,000	162,498
3.95%, 11/15/28 (a)	150,000	172,431
2.45%, 08/15/29 (a)	150,000	157,172
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.45%, 02/01/30 (a)	100,000	104,279
6.45%, 10/15/32	230,000	319,088
6.05%, 04/15/38	150,000	214,758
5.30%, 02/15/40	150,000	205,830
4.25%, 12/15/41 (a)	155,000	188,091
3.75%, 06/01/45 (a)	150,000	172,790
3.88%, 03/15/46 (a)	100,000	116,916
3.70%, 12/01/47 (a)	150,000	171,749
3.95%, 03/15/48 (a)	100,000	118,662
3.20%, 08/15/49 (a)	150,000	160,076
3.45%, 04/15/51 (a)	150,000	167,886
Duke Energy Corp.
3.05%, 08/15/22 (a)	200,000	203,940
3.75%, 04/15/24 (a)	455,000	488,479
0.90%, 09/15/25 (a)	200,000	198,544
2.65%, 09/01/26 (a)	450,000	478,746
3.15%, 08/15/27 (a)	200,000	217,422
3.40%, 06/15/29 (a)	200,000	219,498
2.45%, 06/01/30 (a)	250,000	256,385
2.55%, 06/15/31 (a)	200,000	205,906
4.80%, 12/15/45 (a)	200,000	251,364
3.75%, 09/01/46 (a)	250,000	271,920
3.95%, 08/15/47 (a)	100,000	112,095
4.20%, 06/15/49 (a)	100,000	116,733
3.50%, 06/15/51 (a)	200,000	211,624
Duke Energy Florida LLC
3.20%, 01/15/27 (a)	555,000	608,802
3.80%, 07/15/28 (a)	150,000	170,054
1.75%, 06/15/30 (a)	250,000	246,800
6.35%, 09/15/37	150,000	222,861
3.40%, 10/01/46 (a)	350,000	385,959
4.20%, 07/15/48 (a)	150,000	185,592
Duke Energy Indiana LLC
6.35%, 08/15/38	200,000	294,602
4.90%, 07/15/43 (a)	100,000	130,302
3.25%, 10/01/49 (a)	150,000	159,893
2.75%, 04/01/50 (a)	100,000	98,104
Duke Energy Ohio, Inc.
2.13%, 06/01/30 (a)	150,000	151,821
4.30%, 02/01/49 (a)	150,000	189,582
Duke Energy Progress LLC
3.70%, 09/01/28 (a)	200,000	226,878
4.10%, 05/15/42 (a)	100,000	119,355
4.10%, 03/15/43 (a)	150,000	182,664
4.15%, 12/01/44 (a)	278,000	337,595
4.20%, 08/15/45 (a)	200,000	244,320
3.70%, 10/15/46 (a)	250,000	286,142
2.50%, 08/15/50 (a)	250,000	234,955
Edison International
2.40%, 09/15/22 (a)	100,000	101,620
3.55%, 11/15/24 (a)	100,000	106,343
4.95%, 04/15/25 (a)	350,000	387,362
5.75%, 06/15/27 (a)	100,000	114,472
4.13%, 03/15/28 (a)	100,000	107,176
El Paso Electric Co.
6.00%, 05/15/35	44,000	59,735
Emera US Finance LP
3.55%, 06/15/26 (a)	150,000	163,907
4.75%, 06/15/46 (a)	250,000	298,240
Enel Americas S.A.
4.00%, 10/25/26 (a)	100,000	109,780
Enel Chile S.A.
4.88%, 06/12/28 (a)	100,000	115,662
Enel Generacion Chile S.A.
4.25%, 04/15/24 (a)	100,000	107,585

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Entergy Arkansas LLC
3.70%, 06/01/24 (a)	200,000	215,264
4.20%, 04/01/49 (a)	150,000	186,900
2.65%, 06/15/51 (a)	250,000	241,257
Entergy Corp.
0.90%, 09/15/25 (a)	250,000	247,190
2.95%, 09/01/26 (a)	300,000	322,191
2.80%, 06/15/30 (a)	250,000	261,912
2.40%, 06/15/31 (a)	150,000	151,301
3.75%, 06/15/50 (a)	150,000	165,347
Entergy Louisiana LLC
4.05%, 09/01/23 (a)	100,000	106,237
0.62%, 11/17/23 (a)	200,000	200,112
2.40%, 10/01/26 (a)	400,000	421,480
3.25%, 04/01/28 (a)	250,000	273,860
4.00%, 03/15/33 (a)	100,000	117,428
4.20%, 09/01/48 (a)	100,000	123,056
4.20%, 04/01/50 (a)	150,000	187,317
2.90%, 03/15/51 (a)	200,000	200,668
Entergy Mississippi LLC
3.85%, 06/01/49 (a)	100,000	117,476
Entergy Texas, Inc.
1.75%, 03/15/31 (a)	250,000	241,255
4.50%, 03/30/39 (a)	250,000	302,315
3.55%, 09/30/49 (a)	100,000	109,591
Evergy Kansas Central, Inc.
3.10%, 04/01/27 (a)	200,000	217,660
4.13%, 03/01/42 (a)	100,000	120,387
4.25%, 12/01/45 (a)	100,000	123,754
3.45%, 04/15/50 (a)	150,000	166,631
Evergy Metro, Inc.
4.20%, 03/15/48 (a)	300,000	372,897
Evergy, Inc.
2.45%, 09/15/24 (a)	200,000	209,100
2.90%, 09/15/29 (a)	250,000	266,450
Eversource Energy
3.80%, 12/01/23 (a)	150,000	160,350
3.15%, 01/15/25 (a)	330,000	352,879
0.80%, 08/15/25 (a)	200,000	198,018
3.30%, 01/15/28 (a)	100,000	109,918
1.65%, 08/15/30 (a)	250,000	241,770
2.55%, 03/15/31 (a)	100,000	103,808
3.45%, 01/15/50 (a)	250,000	271,075
Exelon Corp.
3.95%, 06/15/25 (a)	250,000	274,620
4.05%, 04/15/30 (a)	300,000	344,268
4.95%, 06/15/35 (a)(c)	230,000	285,667
5.63%, 06/15/35	400,000	530,712
4.45%, 04/15/46 (a)	200,000	247,312
4.70%, 04/15/50 (a)	100,000	128,348
Exelon Generation Co., LLC
3.25%, 06/01/25 (a)	250,000	268,960
6.25%, 10/01/39	262,000	326,033
5.75%, 10/01/41 (a)	100,000	119,776
Florida Power & Light Co.
2.85%, 04/01/25 (a)	150,000	160,097
5.63%, 04/01/34	150,000	205,650
5.65%, 02/01/37	100,000	139,053
5.96%, 04/01/39	200,000	295,524
5.69%, 03/01/40	150,000	216,441
5.25%, 02/01/41 (a)	150,000	208,602
4.05%, 06/01/42 (a)	250,000	306,462
3.70%, 12/01/47 (a)	100,000	119,231
3.95%, 03/01/48 (a)	100,000	122,813
4.13%, 06/01/48 (a)	250,000	315,107
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.99%, 03/01/49 (a)	250,000	310,300
3.15%, 10/01/49 (a)	100,000	109,521
Fortis, Inc.
3.06%, 10/04/26 (a)	155,000	167,367
Georgia Power Co.
2.10%, 07/30/23	200,000	206,488
2.20%, 09/15/24 (a)	200,000	208,402
2.65%, 09/15/29 (a)	150,000	158,484
4.75%, 09/01/40	150,000	186,984
4.30%, 03/15/42	150,000	178,619
4.30%, 03/15/43	100,000	120,598
3.70%, 01/30/50 (a)	100,000	110,853
Gulf Power Co.
3.30%, 05/30/27 (a)	450,000	494,523
Iberdrola International BV
6.75%, 07/15/36	100,000	154,615
Idaho Power Co.
4.20%, 03/01/48 (a)	200,000	246,958
Indiana Michigan Power Co.
4.55%, 03/15/46 (a)	200,000	255,632
3.75%, 07/01/47 (a)	100,000	114,689
4.25%, 08/15/48 (a)	100,000	125,070
3.25%, 05/01/51 (a)	150,000	160,577
Interstate Power & Light Co.
3.25%, 12/01/24 (a)	100,000	107,288
2.30%, 06/01/30 (a)	200,000	205,034
6.25%, 07/15/39	150,000	216,076
3.50%, 09/30/49 (a)	100,000	111,378
ITC Holdings Corp.
2.70%, 11/15/22 (a)	200,000	205,056
3.25%, 06/30/26 (a)	100,000	108,987
5.30%, 07/01/43 (a)	100,000	134,469
Kentucky Utilities Co.
5.13%, 11/01/40 (a)	100,000	132,244
4.38%, 10/01/45 (a)	100,000	124,483
3.30%, 06/01/50 (a)	250,000	269,372
Louisville Gas & Electric Co.
4.25%, 04/01/49 (a)	150,000	186,058
McCormick & Co., Inc.
2.90%, 03/01/50 (a)	150,000	157,316
MidAmerican Energy Co.
6.75%, 12/30/31	100,000	142,440
4.80%, 09/15/43 (a)	100,000	131,607
4.40%, 10/15/44 (a)	100,000	125,810
4.25%, 05/01/46 (a)	100,000	124,557
3.95%, 08/01/47 (a)	150,000	180,140
3.65%, 08/01/48 (a)	150,000	172,749
4.25%, 07/15/49 (a)	150,000	189,165
3.15%, 04/15/50 (a)	100,000	107,096
2.70%, 08/01/52 (a)	200,000	197,420
Mississippi Power Co.
4.25%, 03/15/42	100,000	120,684
National Rural Utilities Cooperative Finance Corp.
0.35%, 02/08/24	100,000	99,472
3.25%, 11/01/25 (a)	250,000	271,562
3.40%, 02/07/28 (a)	200,000	221,206
3.70%, 03/15/29 (a)	250,000	284,127
2.40%, 03/15/30 (a)	150,000	155,403
1.35%, 03/15/31 (a)	250,000	235,550
1.65%, 06/15/31 (a)	200,000	193,254
4.02%, 11/01/32 (a)	150,000	178,218
4.75%, 04/30/43 (a)(b)	100,000	104,834
4.40%, 11/01/48 (a)	150,000	197,451
4.30%, 03/15/49 (a)	100,000	128,155

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Nevada Power Co.
3.70%, 05/01/29 (a)	250,000	282,677
6.75%, 07/01/37	100,000	150,878
3.13%, 08/01/50 (a)	100,000	105,060
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/23	500,000	502,000
3.15%, 04/01/24 (a)	250,000	265,082
2.75%, 05/01/25 (a)	400,000	424,676
3.25%, 04/01/26 (a)	100,000	108,505
3.55%, 05/01/27 (a)	250,000	277,050
1.90%, 06/15/28 (a)	300,000	304,086
3.50%, 04/01/29 (a)	150,000	166,509
2.75%, 11/01/29 (a)	150,000	158,981
2.25%, 06/01/30 (a)	300,000	306,021
4.80%, 12/01/77 (a)(b)	200,000	225,648
Northern States Power Co.
5.30%, 06/01/42 (a)	37,000	52,187
3.40%, 08/15/42 (a)	250,000	281,137
4.00%, 08/15/45 (a)	150,000	182,286
3.60%, 05/15/46 (a)	200,000	231,120
3.60%, 09/15/47 (a)	350,000	405,793
NSTAR Electric Co.
5.50%, 03/15/40	300,000	423,543
OGE Energy Corp.
0.70%, 05/26/23 (a)	200,000	200,068
Oglethorpe Power Corp.
5.95%, 11/01/39	100,000	136,902
5.38%, 11/01/40	200,000	259,316
3.75%, 08/01/50 (a)	250,000	273,302
Ohio Edison Co.
6.88%, 07/15/36	100,000	145,944
Ohio Power Co.
2.60%, 04/01/30 (a)	200,000	211,180
1.63%, 01/15/31 (a)	150,000	146,160
4.00%, 06/01/49 (a)	50,000	60,384
Oklahoma Gas & Electric Co.
0.55%, 05/26/23 (a)	200,000	200,142
3.80%, 08/15/28 (a)	250,000	284,267
3.30%, 03/15/30 (a)	100,000	110,176
3.25%, 04/01/30 (a)	150,000	164,691
Oncor Electric Delivery Co., LLC
2.75%, 06/01/24 (a)	250,000	264,687
2.95%, 04/01/25 (a)	100,000	106,868
0.55%, 10/01/25 (a)	250,000	245,397
3.70%, 11/15/28 (a)	100,000	113,903
4.55%, 12/01/41 (a)	480,000	616,853
3.80%, 06/01/49 (a)	100,000	119,624
3.10%, 09/15/49 (a)	150,000	160,670
3.70%, 05/15/50 (a)	100,000	118,700
5.35%, 10/01/52 (a)	178,000	268,460
Pacific Gas & Electric Co.
1.37%, 03/10/23 (a)	200,000	198,754
4.25%, 08/01/23 (a)	500,000	522,970
3.40%, 08/15/24 (a)	200,000	207,780
3.45%, 07/01/25	200,000	207,152
3.15%, 01/01/26	500,000	512,495
2.10%, 08/01/27 (a)	450,000	436,198
3.30%, 12/01/27 (a)	250,000	256,385
3.00%, 06/15/28 (a)	150,000	149,919
3.75%, 07/01/28	200,000	209,016
4.55%, 07/01/30 (a)	750,000	804,427
2.50%, 02/01/31 (a)	450,000	425,520
3.25%, 06/01/31 (a)	150,000	147,932
4.50%, 07/01/40 (a)	600,000	610,086
3.30%, 08/01/40 (a)	300,000	277,209
4.75%, 02/15/44 (a)	200,000	204,010
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.30%, 03/15/45 (a)	200,000	196,556
3.95%, 12/01/47 (a)	200,000	190,084
4.95%, 07/01/50 (a)	750,000	794,617
3.50%, 08/01/50 (a)	350,000	316,242
PacifiCorp
3.50%, 06/15/29 (a)	150,000	167,726
2.70%, 09/15/30 (a)	200,000	212,248
6.25%, 10/15/37	100,000	144,419
6.00%, 01/15/39	330,000	471,662
4.13%, 01/15/49 (a)	150,000	181,934
4.15%, 02/15/50 (a)	300,000	365,400
3.30%, 03/15/51 (a)	100,000	109,146
2.90%, 06/15/52 (a)	200,000	200,252
PECO Energy Co.
4.15%, 10/01/44 (a)	100,000	123,504
3.90%, 03/01/48 (a)	150,000	180,773
3.00%, 09/15/49 (a)	100,000	105,263
2.80%, 06/15/50 (a)	100,000	101,306
Pinnacle West Capital Corp.
1.30%, 06/15/25 (a)	175,000	176,834
Potomac Electric Power Co.
3.60%, 03/15/24 (a)	150,000	160,461
4.15%, 03/15/43 (a)	100,000	122,238
PPL Capital Funding, Inc.
3.10%, 05/15/26 (a)	250,000	269,105
4.13%, 04/15/30 (a)	200,000	233,668
PPL Electric Utilities Corp.
4.75%, 07/15/43 (a)	50,000	65,873
4.13%, 06/15/44 (a)	100,000	122,089
3.95%, 06/01/47 (a)	150,000	181,253
4.15%, 06/15/48 (a)	100,000	125,990
Progress Energy, Inc.
7.75%, 03/01/31	150,000	215,700
6.00%, 12/01/39	250,000	351,390
Public Service Co. of Colorado
3.70%, 06/15/28 (a)	200,000	226,274
1.90%, 01/15/31 (a)	150,000	150,516
6.25%, 09/01/37	100,000	149,139
3.60%, 09/15/42 (a)	100,000	114,376
4.30%, 03/15/44 (a)	40,000	49,354
3.80%, 06/15/47 (a)	200,000	236,730
4.05%, 09/15/49 (a)	200,000	249,922
3.20%, 03/01/50 (a)	100,000	108,398
Public Service Co. of New Hampshire
3.50%, 11/01/23 (a)	200,000	211,852
3.60%, 07/01/49 (a)	150,000	174,104
Public Service Electric & Gas Co.
0.95%, 03/15/26 (a)	250,000	250,007
2.25%, 09/15/26 (a)	300,000	315,888
3.20%, 05/15/29 (a)	300,000	331,899
1.90%, 08/15/31 (a)	250,000	250,325
3.95%, 05/01/42 (a)	150,000	180,020
3.80%, 03/01/46 (a)	150,000	177,813
3.60%, 12/01/47 (a)	100,000	115,456
3.85%, 05/01/49 (a)	150,000	180,762
3.15%, 01/01/50 (a)	100,000	108,161
2.70%, 05/01/50 (a)	250,000	250,337
2.05%, 08/01/50 (a)	200,000	176,498
Public Service Enterprise Group, Inc.
2.88%, 06/15/24 (a)	100,000	105,785
0.80%, 08/15/25 (a)	250,000	247,502
1.60%, 08/15/30 (a)	200,000	191,350
Puget Energy, Inc.
4.10%, 06/15/30 (a)	250,000	281,020

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Puget Sound Energy, Inc.
6.27%, 03/15/37	362,000	516,328
4.22%, 06/15/48 (a)	100,000	124,204
3.25%, 09/15/49 (a)	100,000	107,141
San Diego Gas & Electric Co.
2.50%, 05/15/26 (a)	150,000	159,024
1.70%, 10/01/30 (a)	200,000	195,116
6.00%, 06/01/39	150,000	214,047
4.50%, 08/15/40	100,000	125,516
4.15%, 05/15/48 (a)	100,000	121,812
4.10%, 06/15/49 (a)	100,000	121,575
3.32%, 04/15/50 (a)	100,000	107,691
2.95%, 08/15/51 (a)	150,000	150,489
Southern California Edison Co.
3.40%, 06/01/23 (a)	100,000	104,713
3.50%, 10/01/23 (a)	300,000	316,050
3.70%, 08/01/25 (a)	200,000	219,022
1.20%, 02/01/26 (a)	250,000	249,340
3.65%, 03/01/28 (a)	250,000	274,617
4.20%, 03/01/29 (a)	100,000	113,465
2.85%, 08/01/29 (a)	100,000	104,928
2.25%, 06/01/30 (a)	150,000	150,134
5.55%, 01/15/37	150,000	187,159
5.95%, 02/01/38	100,000	130,521
5.50%, 03/15/40	100,000	126,510
4.50%, 09/01/40 (a)	150,000	173,787
4.05%, 03/15/42 (a)	100,000	107,535
3.90%, 03/15/43 (a)	150,000	158,663
4.65%, 10/01/43 (a)	150,000	172,796
3.60%, 02/01/45 (a)	100,000	101,177
4.00%, 04/01/47 (a)	400,000	425,068
4.13%, 03/01/48 (a)	250,000	270,360
4.88%, 03/01/49 (a)	100,000	119,981
3.65%, 02/01/50 (a)	200,000	204,232
2.95%, 02/01/51 (a)	200,000	183,638
3.65%, 06/01/51 (a)	200,000	203,972
Southern Power Co.
4.15%, 12/01/25 (a)	100,000	111,837
0.90%, 01/15/26 (a)	250,000	246,717
5.25%, 07/15/43	50,000	63,882
4.95%, 12/15/46 (a)	100,000	123,691
Southwestern Electric Power Co.
1.65%, 03/15/26 (a)	150,000	152,480
2.75%, 10/01/26 (a)	150,000	159,543
4.10%, 09/15/28 (a)	150,000	171,785
6.20%, 03/15/40	100,000	142,193
3.90%, 04/01/45 (a)	200,000	225,362
3.85%, 02/01/48 (a)	150,000	168,978
Southwestern Public Service Co.
4.50%, 08/15/41 (a)	150,000	187,585
3.40%, 08/15/46 (a)	150,000	163,367
3.70%, 08/15/47 (a)	100,000	114,491
3.15%, 05/01/50 (a)	150,000	159,852
Tampa Electric Co.
2.40%, 03/15/31 (a)	100,000	103,157
4.10%, 06/15/42 (a)	200,000	235,182
4.30%, 06/15/48 (a)	250,000	313,760
The AES Corp.
1.38%, 01/15/26 (a)	150,000	149,351
2.45%, 01/15/31 (a)	400,000	404,012
The Connecticut Light and Power Co
2.05%, 07/01/31 (a)	100,000	101,333
4.00%, 04/01/48 (a)	200,000	246,220
The Dayton Power & Light Co
3.95%, 06/15/49 (a)	100,000	115,319
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Southern Co.
2.95%, 07/01/23 (a)	250,000	260,447
0.60%, 02/26/24 (a)	200,000	200,016
3.25%, 07/01/26 (a)	400,000	433,652
3.70%, 04/30/30 (a)	250,000	278,867
4.25%, 07/01/36 (a)	150,000	176,469
4.40%, 07/01/46 (a)	450,000	541,728
4.00%, 01/15/51 (a)(b)	250,000	265,872
3.75%, 09/15/51 (a)(b)	200,000	204,764
The Toledo Edison Co.
6.15%, 05/15/37	100,000	139,671
Tucson Electric Power Co.
1.50%, 08/01/30 (a)	200,000	192,422
4.85%, 12/01/48 (a)	50,000	66,281
4.00%, 06/15/50 (a)	100,000	120,875
Union Electric Co.
3.50%, 03/15/29 (a)	150,000	167,873
2.95%, 03/15/30 (a)	200,000	216,746
2.15%, 03/15/32 (a)	100,000	101,224
3.90%, 09/15/42 (a)	40,000	46,746
4.00%, 04/01/48 (a)	250,000	302,397
2.63%, 03/15/51 (a)	250,000	244,405
Virginia Electric & Power Co.
3.45%, 09/01/22 (a)	350,000	358,186
2.75%, 03/15/23 (a)	100,000	103,152
3.50%, 03/15/27 (a)	250,000	277,812
3.80%, 04/01/28 (a)	150,000	169,989
2.88%, 07/15/29 (a)	250,000	270,000
6.00%, 05/15/37	300,000	423,972
8.88%, 11/15/38	150,000	270,048
4.00%, 01/15/43 (a)	100,000	118,122
4.65%, 08/15/43 (a)	200,000	255,624
4.45%, 02/15/44 (a)	100,000	125,283
4.20%, 05/15/45 (a)	100,000	121,923
3.80%, 09/15/47 (a)	150,000	174,161
4.60%, 12/01/48 (a)	150,000	198,655
3.30%, 12/01/49 (a)	350,000	382,102
WEC Energy Group, Inc.
0.55%, 09/15/23	200,000	200,200
1.38%, 10/15/27 (a)	200,000	197,988
1.80%, 10/15/30 (a)	250,000	243,617
Wisconsin Electric Power Co.
4.30%, 10/15/48 (a)	100,000	127,440
Wisconsin Power & Light Co.
3.00%, 07/01/29 (a)	100,000	108,989
3.65%, 04/01/50 (a)	100,000	115,792
Wisconsin Public Service Corp.
3.67%, 12/01/42	250,000	290,790
Xcel Energy, Inc.
0.50%, 10/15/23 (a)	450,000	451,111
4.00%, 06/15/28 (a)	250,000	285,262
2.60%, 12/01/29 (a)	100,000	105,119
3.40%, 06/01/30 (a)	100,000	110,951
3.50%, 12/01/49 (a)	100,000	109,843
		106,075,173
Natural Gas 0.2%
Atmos Energy Corp.
0.63%, 03/09/23 (a)	250,000	250,037
2.63%, 09/15/29 (a)	125,000	131,923
1.50%, 01/15/31 (a)	400,000	384,288
4.13%, 10/15/44 (a)	300,000	359,472
4.30%, 10/01/48 (a)	100,000	125,540
4.13%, 03/15/49 (a)	100,000	123,614
3.38%, 09/15/49 (a)	100,000	110,713

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
CenterPoint Energy Resources Corp.
4.00%, 04/01/28 (a)	100,000	113,121
1.75%, 10/01/30 (a)	250,000	243,467
5.85%, 01/15/41 (a)	100,000	140,224
NiSource, Inc.
0.95%, 08/15/25 (a)	350,000	347,739
3.49%, 05/15/27 (a)	250,000	276,257
2.95%, 09/01/29 (a)	100,000	106,550
3.60%, 05/01/30 (a)	200,000	223,010
1.70%, 02/15/31 (a)	250,000	240,168
5.25%, 02/15/43 (a)	195,000	259,648
4.80%, 02/15/44 (a)	409,000	521,455
3.95%, 03/30/48 (a)	100,000	116,232
ONE Gas, Inc.
0.85%, 03/11/23 (a)	200,000	200,126
1.10%, 03/11/24 (a)	200,000	200,064
2.00%, 05/15/30 (a)	200,000	199,932
4.66%, 02/01/44 (a)	100,000	125,193
4.50%, 11/01/48 (a)	100,000	124,507
Piedmont Natural Gas Co., Inc.
3.50%, 06/01/29 (a)	150,000	165,666
3.64%, 11/01/46 (a)	100,000	109,429
3.35%, 06/01/50 (a)	100,000	105,706
Sempra Energy
2.90%, 02/01/23 (a)	250,000	258,020
3.55%, 06/15/24 (a)	150,000	160,544
3.75%, 11/15/25 (a)	150,000	164,565
3.25%, 06/15/27 (a)	200,000	217,826
3.40%, 02/01/28 (a)	200,000	218,388
3.80%, 02/01/38 (a)	150,000	168,414
6.00%, 10/15/39	150,000	210,735
4.00%, 02/01/48 (a)	150,000	170,351
Southern California Gas Co.
3.15%, 09/15/24 (a)	50,000	53,468
2.60%, 06/15/26 (a)	130,000	138,645
2.55%, 02/01/30 (a)	100,000	104,543
3.75%, 09/15/42 (a)	150,000	170,850
4.30%, 01/15/49 (a)	250,000	315,857
3.95%, 02/15/50 (a)	100,000	120,439
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (a)	150,000	155,606
1.75%, 01/15/31 (a)	250,000	241,797
5.88%, 03/15/41 (a)	150,000	211,311
4.40%, 06/01/43 (a)	75,000	90,368
3.95%, 10/01/46 (a)	150,000	170,985
4.40%, 05/30/47 (a)	200,000	240,122
Southwest Gas Corp.
2.20%, 06/15/30 (a)	250,000	253,265
4.15%, 06/01/49 (a)	100,000	117,314
Washington Gas Light Co.
3.80%, 09/15/46 (a)	100,000	115,378
		9,372,872
Utility Other 0.1%
American Water Capital Corp.
3.40%, 03/01/25 (a)	150,000	162,575
3.75%, 09/01/28 (a)	240,000	272,611
3.45%, 06/01/29 (a)	300,000	334,239
2.80%, 05/01/30 (a)	200,000	213,822
2.30%, 06/01/31 (a)	200,000	205,498
3.75%, 09/01/47 (a)	600,000	689,766
4.15%, 06/01/49 (a)	150,000	183,880
3.45%, 05/01/50 (a)	100,000	109,940
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Essential Utilities, Inc.
3.57%, 05/01/29 (a)	100,000	111,512
2.70%, 04/15/30 (a)	100,000	104,775
2.40%, 05/01/31 (a)	200,000	204,092
4.28%, 05/01/49 (a)	100,000	121,126
3.35%, 04/15/50 (a)	100,000	105,382
		2,819,218
		118,267,263
Total Corporates
(Cost $1,352,946,519)		1,439,513,850

Treasuries 38.1% of net assets
Bonds
7.63%, 11/15/22	327,600	357,308
7.13%, 02/15/23	1,000,000	1,101,816
6.25%, 08/15/23	1,375,000	1,537,825
7.50%, 11/15/24	800,000	981,250
7.63%, 02/15/25	550,000	684,879
6.88%, 08/15/25	500,000	622,910
6.00%, 02/15/26	1,310,800	1,617,456
6.75%, 08/15/26	750,000	968,262
6.50%, 11/15/26	955,300	1,233,270
6.63%, 02/15/27	696,400	912,012
0.38%, 07/31/27	8,800,000	8,526,375
6.38%, 08/15/27	743,300	980,024
0.50%, 08/31/27	8,200,000	7,993,398
6.13%, 11/15/27	1,509,500	1,982,221
5.50%, 08/15/28	1,780,000	2,314,278
5.25%, 11/15/28	1,588,100	2,050,262
5.25%, 02/15/29	1,295,300	1,680,449
6.13%, 08/15/29	900,000	1,244,039
6.25%, 05/15/30	1,450,000	2,059,227
0.63%, 08/15/30 (h)	22,500,000	21,316,992
5.38%, 02/15/31	1,760,000	2,413,125
4.50%, 02/15/36	2,108,700	2,949,215
4.75%, 02/15/37	1,730,000	2,502,959
5.00%, 05/15/37	2,520,000	3,743,578
4.38%, 02/15/38	2,777,600	3,904,698
4.50%, 05/15/38	2,810,000	4,010,397
3.50%, 02/15/39	1,755,300	2,248,567
4.25%, 05/15/39	2,629,500	3,682,122
4.50%, 08/15/39	2,523,300	3,638,875
4.38%, 11/15/39	2,475,900	3,524,095
4.63%, 02/15/40	2,348,600	3,448,222
1.13%, 05/15/40	9,000,000	8,023,359
4.38%, 05/15/40	2,677,000	3,827,273
1.13%, 08/15/40	11,200,000	9,948,750
3.88%, 08/15/40	2,309,100	3,111,512
1.38%, 11/15/40	11,500,000	10,652,773
4.25%, 11/15/40	2,573,600	3,635,210
1.88%, 02/15/41	14,000,000	14,115,937
4.75%, 02/15/41	2,900,000	4,357,250
2.25%, 05/15/41	14,400,000	15,412,500
4.38%, 05/15/41	2,413,700	3,472,522
1.75%, 08/15/41	5,600,000	5,512,937
3.75%, 08/15/41	2,503,600	3,334,873
3.13%, 11/15/41	2,581,600	3,159,636
3.13%, 02/15/42	2,930,900	3,594,474
3.00%, 05/15/42	2,805,300	3,373,812
2.75%, 08/15/42	3,368,100	3,899,628
2.75%, 11/15/42	4,610,800	5,338,442
3.13%, 02/15/43	4,232,900	5,189,602
2.88%, 05/15/43	6,472,800	7,645,995
3.63%, 08/15/43	4,692,900	6,197,561
3.75%, 11/15/43	5,302,900	7,140,686

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.63%, 02/15/44	6,762,900	8,965,598
3.38%, 05/15/44	4,993,600	6,392,588
3.13%, 08/15/44	6,438,200	7,941,620
3.00%, 11/15/44	5,753,600	6,962,306
2.50%, 02/15/45	6,807,000	7,587,678
3.00%, 05/15/45	4,268,600	5,182,014
2.88%, 08/15/45	5,488,200	6,531,387
3.00%, 11/15/45	2,618,600	3,187,736
2.50%, 02/15/46	5,857,900	6,546,661
2.50%, 05/15/46	5,867,800	6,561,851
2.25%, 08/15/46	6,595,800	7,044,108
2.88%, 11/15/46	2,848,900	3,409,109
3.00%, 02/15/47	6,236,600	7,634,963
3.00%, 05/15/47	4,219,000	5,171,901
2.75%, 08/15/47	6,875,000	8,067,920
2.75%, 11/15/47	7,450,000	8,750,258
3.00%, 02/15/48	8,250,000	10,138,477
3.13%, 05/15/48	8,500,000	10,688,086
3.00%, 08/15/48	9,450,000	11,635,312
3.38%, 11/15/48	8,700,000	11,445,937
3.00%, 02/15/49	10,050,000	12,410,965
2.88%, 05/15/49	10,050,000	12,147,152
2.25%, 08/15/49	10,600,000	11,357,734
2.38%, 11/15/49	8,650,000	9,522,434
2.00%, 02/15/50	10,920,000	11,105,981
1.25%, 05/15/50	13,500,000	11,458,125
1.38%, 08/15/50	14,100,000	12,345,211
1.63%, 11/15/50	13,900,000	12,946,547
1.88%, 02/15/51	15,500,000	15,315,937
2.38%, 05/15/51	16,100,000	17,785,469
2.00%, 08/15/51	5,800,000	5,904,219
Notes
1.50%, 09/15/22	4,700,000	4,769,123
0.13%, 09/30/22	10,700,000	10,704,598
1.75%, 09/30/22	6,298,900	6,411,837
1.88%, 09/30/22	5,500,000	5,606,025
1.38%, 10/15/22	5,600,000	5,680,391
0.13%, 10/31/22	9,600,000	9,603,000
1.88%, 10/31/22	6,466,200	6,600,197
2.00%, 10/31/22	6,000,000	6,132,422
1.63%, 11/15/22	10,954,400	11,154,874
0.13%, 11/30/22	12,000,000	12,002,344
2.00%, 11/30/22	10,471,600	10,719,073
1.63%, 12/15/22	6,100,000	6,219,141
0.13%, 12/31/22	11,000,000	11,000,430
2.13%, 12/31/22	10,660,800	10,944,602
1.50%, 01/15/23	5,000,000	5,094,531
0.13%, 01/31/23	12,000,000	12,000,000
1.75%, 01/31/23	4,910,800	5,023,307
2.38%, 01/31/23	5,500,000	5,674,883
1.38%, 02/15/23	8,400,000	8,552,250
2.00%, 02/15/23	9,414,600	9,671,295
0.13%, 02/28/23	11,000,000	10,997,852
1.50%, 02/28/23	4,393,600	4,483,446
2.63%, 02/28/23	3,500,000	3,630,703
0.50%, 03/15/23	6,300,000	6,334,945
0.13%, 03/31/23	12,000,000	11,995,547
1.50%, 03/31/23	4,600,000	4,698,559
2.50%, 03/31/23	5,500,000	5,704,209
0.25%, 04/15/23	7,000,000	7,010,938
0.13%, 04/30/23	11,500,000	11,493,936
1.63%, 04/30/23	3,260,800	3,340,537
2.75%, 04/30/23	5,200,000	5,424,047
0.13%, 05/15/23	8,200,000	8,195,355
1.75%, 05/15/23	7,884,400	8,098,449
0.13%, 05/31/23	12,000,000	11,991,094
1.63%, 05/31/23	4,329,900	4,440,515
2.75%, 05/31/23	3,600,000	3,762,281
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.25%, 06/15/23	7,200,000	7,209,844
0.13%, 06/30/23	12,500,000	12,490,723
1.38%, 06/30/23	4,913,000	5,020,952
2.63%, 06/30/23	5,500,000	5,745,459
0.13%, 07/15/23	8,500,000	8,491,035
0.13%, 07/31/23	12,000,000	11,986,406
1.25%, 07/31/23	5,500,000	5,611,826
2.75%, 07/31/23	4,800,000	5,034,750
0.13%, 08/15/23	7,700,000	7,690,074
2.50%, 08/15/23	8,402,200	8,779,478
0.13%, 08/31/23	12,500,000	12,480,713
1.38%, 08/31/23	5,500,000	5,628,047
2.75%, 08/31/23	4,800,000	5,043,281
0.13%, 09/15/23	8,500,000	8,484,727
1.38%, 09/30/23	4,574,500	4,684,395
2.88%, 09/30/23	5,200,000	5,485,797
0.13%, 10/15/23	8,300,000	8,281,844
1.63%, 10/31/23	5,450,000	5,613,713
2.88%, 10/31/23	5,600,000	5,918,719
0.25%, 11/15/23	10,000,000	10,001,562
2.75%, 11/15/23	11,438,200	12,069,088
2.13%, 11/30/23	4,200,000	4,376,695
2.88%, 11/30/23	5,200,000	5,505,906
0.13%, 12/15/23	10,400,000	10,368,313
2.25%, 12/31/23	4,575,200	4,786,088
2.63%, 12/31/23	5,750,000	6,064,902
0.13%, 01/15/24	9,000,000	8,967,656
2.25%, 01/31/24	5,024,500	5,263,164
2.50%, 01/31/24	6,000,000	6,320,156
0.13%, 02/15/24	12,000,000	11,954,063
2.75%, 02/15/24	9,450,000	10,020,691
2.13%, 02/29/24	4,964,100	5,190,587
2.38%, 02/29/24	4,500,000	4,732,910
0.25%, 03/15/24	12,000,000	11,984,063
2.13%, 03/31/24	11,254,400	11,779,312
0.38%, 04/15/24	10,000,000	10,010,937
2.00%, 04/30/24	1,500,000	1,566,621
2.25%, 04/30/24	7,050,000	7,408,834
0.25%, 05/15/24	10,500,000	10,472,520
2.50%, 05/15/24	11,757,600	12,442,388
2.00%, 05/31/24	8,100,000	8,465,449
0.25%, 06/15/24	11,500,000	11,464,062
1.75%, 06/30/24	6,600,000	6,858,328
2.00%, 06/30/24	4,750,000	4,969,131
0.38%, 07/15/24	12,000,000	11,996,719
1.75%, 07/31/24	7,100,000	7,383,445
2.13%, 07/31/24	4,500,000	4,728,164
0.38%, 08/15/24	12,000,000	11,991,563
2.38%, 08/15/24	12,926,900	13,683,326
1.25%, 08/31/24	5,600,000	5,742,188
1.88%, 08/31/24	4,665,000	4,870,734
1.50%, 09/30/24	7,300,000	7,543,238
2.13%, 09/30/24	4,750,000	4,998,447
1.50%, 10/31/24	7,300,000	7,545,520
2.25%, 10/31/24	5,400,000	5,708,180
2.25%, 11/15/24	11,926,900	12,614,560
1.50%, 11/30/24	7,710,000	7,971,116
2.13%, 11/30/24	5,500,000	5,795,840
1.75%, 12/31/24	7,200,000	7,504,875
2.25%, 12/31/24	5,100,000	5,400,023
1.38%, 01/31/25	7,100,000	7,311,059
2.50%, 01/31/25	4,500,000	4,806,563
2.00%, 02/15/25	12,298,900	12,930,180
1.13%, 02/28/25	6,950,000	7,096,873
2.75%, 02/28/25	5,250,000	5,658,516
0.50%, 03/31/25	8,100,000	8,090,824
2.63%, 03/31/25	3,700,000	3,974,898
0.38%, 04/30/25	8,000,000	7,949,062

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.88%, 04/30/25	5,300,000	5,747,809
2.13%, 05/15/25	11,221,600	11,865,527
0.25%, 05/31/25	7,900,000	7,804,645
2.88%, 05/31/25	4,600,000	4,993,156
0.25%, 06/30/25	9,000,000	8,885,391
2.75%, 06/30/25	3,850,000	4,166,422
0.25%, 07/31/25	10,100,000	9,963,098
2.88%, 07/31/25	4,500,000	4,896,914
2.00%, 08/15/25	11,607,400	12,243,087
0.25%, 08/31/25	10,400,000	10,248,469
2.75%, 08/31/25	4,400,000	4,771,594
0.25%, 09/30/25	10,900,000	10,730,965
3.00%, 09/30/25	3,900,000	4,272,633
0.25%, 10/31/25	10,400,000	10,228,156
3.00%, 10/31/25	4,100,000	4,498,148
2.25%, 11/15/25	12,080,200	12,883,345
0.38%, 11/30/25	11,000,000	10,867,227
2.88%, 11/30/25	5,200,000	5,683,438
0.38%, 12/31/25	11,300,000	11,153,012
2.63%, 12/31/25	4,400,000	4,766,781
0.38%, 01/31/26	12,400,000	12,227,078
2.63%, 01/31/26	4,400,000	4,771,422
1.63%, 02/15/26	10,545,800	10,975,047
0.50%, 02/28/26	12,100,000	11,992,234
2.50%, 02/28/26	5,000,000	5,399,023
0.75%, 03/31/26	11,700,000	11,716,910
2.25%, 03/31/26	5,100,000	5,453,414
0.75%, 04/30/26	11,000,000	11,010,742
2.38%, 04/30/26	3,500,000	3,765,371
1.63%, 05/15/26	10,924,500	11,373,002
0.75%, 05/31/26	12,000,000	12,004,688
2.13%, 05/31/26	5,200,000	5,536,375
0.88%, 06/30/26	11,700,000	11,765,812
1.88%, 06/30/26	4,950,000	5,213,549
0.63%, 07/31/26	12,000,000	11,917,969
1.88%, 07/31/26	5,000,000	5,269,336
1.50%, 08/15/26	10,071,600	10,427,647
0.75%, 08/31/26	13,000,000	12,985,781
1.38%, 08/31/26	3,600,000	3,706,453
1.63%, 09/30/26	4,000,000	4,166,875
1.63%, 10/31/26	4,800,000	5,001,000
2.00%, 11/15/26	10,473,900	11,112,972
1.63%, 11/30/26	4,900,000	5,104,613
1.75%, 12/31/26	5,000,000	5,241,602
1.50%, 01/31/27	4,700,000	4,865,418
2.25%, 02/15/27	9,442,600	10,150,795
1.13%, 02/28/27	3,400,000	3,450,469
0.63%, 03/31/27	4,650,000	4,590,059
0.50%, 04/30/27	6,600,000	6,461,297
2.38%, 05/15/27	11,500,000	12,454,141
0.50%, 05/31/27	7,800,000	7,626,328
0.50%, 06/30/27	7,600,000	7,425,141
2.25%, 08/15/27	9,942,000	10,709,786
0.38%, 09/30/27	9,400,000	9,082,016
0.50%, 10/31/27	9,700,000	9,431,355
2.25%, 11/15/27	10,000,000	10,779,687
0.63%, 11/30/27	10,100,000	9,884,586
0.63%, 12/31/27	11,900,000	11,634,109
0.75%, 01/31/28	12,100,000	11,908,574
2.75%, 02/15/28	12,350,000	13,707,535
1.13%, 02/29/28	12,900,000	12,995,742
1.25%, 03/31/28	12,000,000	12,171,563
1.25%, 04/30/28	10,000,000	10,138,281
2.88%, 05/15/28	13,350,000	14,947,828
1.25%, 05/31/28	12,800,000	12,969,000
1.25%, 06/30/28	12,200,000	12,351,547
1.00%, 07/31/28	12,000,000	11,940,938
2.88%, 08/15/28	13,550,000	15,197,172
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.13%, 08/31/28	13,000,000	13,036,562
3.13%, 11/15/28	12,550,000	14,323,668
2.63%, 02/15/29	13,000,000	14,403,594
2.38%, 05/15/29	10,750,000	11,730,098
1.63%, 08/15/29	9,600,000	9,942,000
1.75%, 11/15/29	7,300,000	7,630,781
1.50%, 02/15/30	12,700,000	13,004,602
0.63%, 05/15/30	17,905,000	17,009,750
0.88%, 11/15/30 (h)	24,400,000	23,586,031
1.13%, 02/15/31 (h)	25,200,000	24,867,281
1.63%, 05/15/31 (h)	25,150,000	25,930,043
1.25%, 08/15/31	10,000,000	9,950,000
Total Treasuries
(Cost $2,045,487,251)		2,101,604,489

Government Related 5.7% of net assets

Agency 2.3%
Foreign 0.9%
Austria 0.0%
Oesterreichische Kontrollbank AG
1.63%, 09/17/22	200,000	203,064
2.88%, 03/13/23	250,000	260,165
1.50%, 02/12/25	350,000	360,850
0.38%, 09/17/25	500,000	493,680
0.50%, 02/02/26	500,000	494,305
		1,812,064
Canada 0.0%
Export Development Canada
1.38%, 10/21/21	250,000	250,447
2.00%, 05/17/22	150,000	152,015
1.75%, 07/18/22	400,000	405,756
2.50%, 01/24/23	150,000	154,880
1.38%, 02/24/23	350,000	356,233
2.75%, 03/15/23	200,000	207,832
2.63%, 02/21/24	250,000	263,812
		1,790,975
China 0.0%
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/21	250,000	250,593
Germany 0.4%
FMS Wertmanagement
2.00%, 08/01/22 (i)	450,000	457,700
2.75%, 03/06/23 (i)	200,000	207,720
Kreditanstalt Fuer Wiederaufbau
1.75%, 09/15/21 (i)	150,000	150,092
2.50%, 02/15/22 (i)	775,000	783,401
1.75%, 08/22/22 (i)	200,000	203,190
2.00%, 09/29/22 (i)	1,000,000	1,020,240
2.00%, 10/04/22 (i)	100,000	102,045
2.38%, 12/29/22 (i)	650,000	669,220
2.13%, 01/17/23 (i)	1,250,000	1,283,912
1.63%, 02/15/23 (i)	750,000	765,945
0.25%, 04/25/23 (i)	1,000,000	1,001,160
0.25%, 10/19/23 (i)	1,000,000	999,600
2.63%, 02/28/24 (i)	950,000	1,003,447
0.25%, 03/08/24 (i)	1,000,000	997,370
1.38%, 08/05/24 (i)	550,000	564,932
0.50%, 09/20/24 (i)	1,000,000	1,001,130
2.50%, 11/20/24 (i)	1,030,000	1,095,632

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.00%, 05/02/25 (i)	450,000	473,053
0.38%, 07/18/25 (i)	1,250,000	1,238,437
0.63%, 01/22/26 (i)	1,000,000	995,590
2.88%, 04/03/28 (i)	750,000	836,347
1.75%, 09/14/29 (i)	400,000	416,960
0.75%, 09/30/30 (i)	250,000	238,480
0.00%, 04/18/36 (i)(j)	300,000	233,931
0.00%, 06/29/37 (i)(j)	450,000	343,796
Landwirtschaftliche Rentenbank
1.75%, 09/24/21 (i)	150,000	150,156
2.25%, 10/01/21 (i)	250,000	250,443
2.00%, 01/13/25 (i)	300,000	314,397
0.50%, 05/27/25 (i)	300,000	298,587
2.38%, 06/10/25 (i)	750,000	798,555
0.88%, 03/30/26 (i)	250,000	251,260
1.75%, 07/27/26 (i)	250,000	261,168
0.88%, 09/03/30 (i)	500,000	480,785
		19,888,681
Japan 0.2%
Japan Bank for International Cooperation
2.50%, 06/01/22	200,000	203,486
2.38%, 07/21/22	400,000	407,740
2.38%, 11/16/22	250,000	256,460
1.75%, 01/23/23	350,000	357,427
0.63%, 05/22/23	600,000	603,552
3.25%, 07/20/23	400,000	422,036
0.38%, 09/15/23	500,000	500,005
3.38%, 10/31/23	500,000	531,990
2.50%, 05/23/24	750,000	790,200
3.00%, 05/29/24	200,000	213,482
1.75%, 10/17/24	200,000	206,996
2.50%, 05/28/25	250,000	266,020
0.63%, 07/15/25	500,000	497,110
2.75%, 01/21/26	200,000	216,076
2.38%, 04/20/26	500,000	532,715
1.88%, 07/21/26	200,000	208,548
2.25%, 11/04/26	300,000	318,225
2.88%, 06/01/27	200,000	219,394
2.88%, 07/21/27	200,000	219,622
2.75%, 11/16/27	450,000	491,792
3.25%, 07/20/28	200,000	226,362
3.50%, 10/31/28	200,000	230,298
2.00%, 10/17/29	200,000	209,748
1.25%, 01/21/31	250,000	245,130
1.88%, 04/15/31	500,000	517,250
Japan International Cooperation Agency
2.13%, 10/20/26	200,000	211,094
2.75%, 04/27/27	200,000	217,980
1.00%, 07/22/30	380,000	365,347
		9,686,085
Norway 0.1%
Equinor A.S.A.
2.75%, 11/10/21	150,000	150,720
3.15%, 01/23/22	200,000	202,264
2.45%, 01/17/23	100,000	102,966
2.65%, 01/15/24	150,000	157,403
3.70%, 03/01/24	393,000	423,729
2.88%, 04/06/25 (a)	350,000	373,800
1.75%, 01/22/26 (a)	300,000	309,135
3.00%, 04/06/27 (a)	200,000	217,186
3.63%, 09/10/28 (a)	400,000	453,044
3.13%, 04/06/30 (a)	250,000	274,877
2.38%, 05/22/30 (a)	500,000	520,330
3.63%, 04/06/40 (a)	100,000	114,233
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.10%, 08/17/40	114,000	153,571
4.25%, 11/23/41	100,000	123,104
3.95%, 05/15/43	150,000	177,241
4.80%, 11/08/43	100,000	131,760
3.25%, 11/18/49 (a)	300,000	325,056
3.70%, 04/06/50 (a)	250,000	293,495
		4,503,914
Republic of Korea 0.1%
Export-Import Bank of Korea
2.75%, 01/25/22	350,000	353,353
4.00%, 01/14/24	500,000	541,785
2.38%, 06/25/24	200,000	210,636
2.88%, 01/21/25	400,000	426,680
0.75%, 09/21/25	1,000,000	993,580
3.25%, 11/10/25	750,000	821,925
1.25%, 09/21/30	500,000	483,885
The Korea Development Bank
3.00%, 09/14/22	488,000	501,332
3.75%, 01/22/24	500,000	538,960
2.13%, 10/01/24	250,000	262,360
3.00%, 01/13/26	200,000	217,520
		5,352,016
Sweden 0.1%
Svensk Exportkredit AB
1.63%, 11/14/22	200,000	203,462
2.88%, 03/14/23	750,000	780,360
0.25%, 09/29/23	200,000	199,710
1.75%, 12/12/23	500,000	515,820
0.38%, 07/30/24	400,000	398,552
0.63%, 05/14/25	275,000	274,538
0.50%, 08/26/25	350,000	347,053
		2,719,495
		46,003,823
U.S. 1.4%
Fannie Mae
1.38%, 09/06/22	500,000	506,665
2.38%, 01/19/23	2,100,000	2,164,932
0.25%, 05/22/23	3,000,000	3,005,220
2.50%, 02/05/24	1,300,000	1,370,486
1.75%, 07/02/24	1,000,000	1,038,630
2.63%, 09/06/24	1,830,000	1,953,873
1.63%, 01/07/25	3,500,000	3,639,405
0.63%, 04/22/25	1,000,000	1,003,270
0.50%, 06/17/25	2,000,000	1,994,680
2.13%, 04/24/26	1,000,000	1,063,740
1.88%, 09/24/26	1,000,000	1,054,290
6.03%, 10/08/27	164,000	212,491
6.63%, 11/15/30	2,180,000	3,168,020
5.63%, 07/15/37	500,000	769,275
Federal Farm Credit Banks Funding Corp.
0.13%, 02/03/23	600,000	600,114
0.25%, 02/26/24	800,000	799,104
Federal Home Loan Bank
1.88%, 12/09/22	3,640,000	3,721,536
1.38%, 02/17/23	1,000,000	1,018,680
2.50%, 02/13/24	1,300,000	1,370,980
1.50%, 08/15/24	4,000,000	4,132,440
0.50%, 04/14/25	1,000,000	999,760
0.88%, 06/12/26	500,000	502,645
3.25%, 11/16/28	2,850,000	3,264,618
5.50%, 07/15/36	330,000	493,904

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
0.38%, 05/05/23	2,000,000	2,007,340
0.25%, 09/08/23	1,000,000	1,000,830
0.13%, 10/16/23	2,500,000	2,494,975
0.25%, 11/06/23	3,500,000	3,500,875
0.25%, 12/04/23	1,000,000	999,980
0.38%, 09/23/25	2,000,000	1,980,060
Federal National Mortgage Association
0.25%, 07/10/23	3,000,000	3,003,870
0.25%, 11/27/23	1,000,000	1,000,700
0.38%, 08/25/25	1,500,000	1,486,500
0.50%, 11/07/25	2,000,000	1,988,080
0.75%, 10/08/27	500,000	492,950
0.88%, 08/05/30	1,000,000	958,520
Freddie Mac
2.75%, 06/19/23	500,000	523,065
0.25%, 06/26/23	4,000,000	4,004,880
0.25%, 08/24/23	5,000,000	5,005,100
1.50%, 02/12/25	4,000,000	4,137,400
0.38%, 07/21/25	1,000,000	991,920
6.75%, 03/15/31	200,000	296,148
6.25%, 07/15/32	1,100,000	1,634,721
Tennessee Valley Authority
2.88%, 09/15/24	500,000	536,510
4.65%, 06/15/35	655,000	875,342
4.63%, 09/15/60	150,000	228,909
		78,997,433
		125,001,256

Local Authority 0.9%
Foreign 0.3%
Canada 0.3%
Hydro-Quebec
8.05%, 07/07/24	350,000	421,375
8.50%, 12/01/29	100,000	152,491
Province of Alberta
3.35%, 11/01/23	359,000	382,012
2.95%, 01/23/24	250,000	265,045
1.88%, 11/13/24	550,000	572,561
1.00%, 05/20/25	400,000	404,164
3.30%, 03/15/28	500,000	563,720
1.35%, 05/28/30	250,000	247,708
1.30%, 07/22/30	650,000	633,717
Province of British Columbia
2.65%, 09/22/21	100,000	100,144
2.00%, 10/23/22	350,000	357,262
1.75%, 09/27/24	400,000	415,228
2.25%, 06/02/26	150,000	159,902
0.90%, 07/20/26	300,000	300,945
1.30%, 01/29/31	500,000	492,865
Province of Manitoba
3.05%, 05/14/24	324,000	345,980
2.13%, 06/22/26	330,000	348,487
Province of New Brunswick
3.63%, 02/24/28	150,000	172,599
Province of Ontario
2.50%, 09/10/21	200,000	200,106
2.40%, 02/08/22	250,000	252,468
2.20%, 10/03/22	400,000	408,764
1.75%, 01/24/23	600,000	612,972
3.40%, 10/17/23	450,000	479,295
3.05%, 01/29/24	500,000	531,780
3.20%, 05/16/24	200,000	214,670
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.63%, 01/21/26	250,000	248,108
1.05%, 04/14/26	500,000	504,640
2.50%, 04/27/26	200,000	214,998
2.30%, 06/15/26	200,000	213,276
1.05%, 05/21/27	450,000	449,680
2.00%, 10/02/29	200,000	209,332
1.13%, 10/07/30	500,000	483,305
1.60%, 02/25/31	250,000	250,680
1.90%, 04/21/31	250,000	258,062
Province of Quebec
2.63%, 02/13/23	250,000	258,760
2.50%, 04/09/24	150,000	158,007
2.88%, 10/16/24	300,000	321,870
1.50%, 02/11/25	350,000	360,349
0.60%, 07/23/25	1,200,000	1,195,584
2.50%, 04/20/26	450,000	484,281
2.75%, 04/12/27	200,000	218,670
7.50%, 09/15/29	421,000	611,023
		15,476,885
U.S. 0.6%
American Municipal Power, Inc.
RB (Build America Bonds) Series 2010
6.27%, 02/15/50	100,000	144,156
8.08%, 02/15/50	250,000	475,282
Bay Area Toll Authority
2.57%, 04/01/31	200,000	213,192
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2009F2
6.26%, 04/01/49	400,000	655,620
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	230,000	416,141
Board of Regents of the University of Texas System
3.35%, 08/15/47 (a)	250,000	293,805
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	900,000	1,416,402
7.55%, 04/01/39	400,000	686,996
7.30%, 10/01/39	500,000	806,187
7.35%, 11/01/39	200,000	324,967
California State University
2.98%, 11/01/51 (a)	200,000	208,580
Series 2017B
3.90%, 11/01/47 (a)	50,000	60,271
Chicago O'Hare International Airport
RB (Build America Bonds) Series 2010
6.40%, 01/01/40	100,000	153,305
RB Series 2018C
4.47%, 01/01/49	150,000	198,275
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue
RB Bonds (Pension Funding) Series 2008
6.90%, 12/01/40	750,000	1,079,800
City of Atlanta GA Water & Wastewater Revenue
Wstwtr Revenu Atlutl 11/35 Fixed 2.257
2.26%, 11/01/35 (a)	125,000	127,539

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
City of Houston TX
GO Bonds (Pension Funding) Series 2017
3.96%, 03/01/47	120,000	142,981
City of New York
6.27%, 12/01/37	200,000	294,979
City of San Antonio TX Electric & Gas Systems
RB (Build America Bonds) Series 2009
5.99%, 02/01/39	190,000	274,291
City of San Antonio TX Electric & Gas Systems Revenue
2.91%, 02/01/48 (a)	125,000	126,119
City of San Francisco CA Public Utilities Commission
RB Series 2020A
3.30%, 11/01/39 (a)	150,000	162,822
RB Series 2020E
2.83%, 11/01/41 (a)	100,000	103,638
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39	100,000	140,459
GO Series 2019D
2.66%, 09/01/39	145,000	153,632
2.81%, 09/01/43	100,000	105,365
GO Series 2019H
2.90%, 09/01/49	100,000	107,827
GO Series 2020C
2.51%, 07/01/41 (a)	185,000	186,154
Commonwealth of Massachusetts Transportation Fund
RB (Build America Bonds) Series 2010
5.73%, 06/01/40	100,000	139,355
Commonwealth of Pennsylvania Financing Authority
RB Series 2016A
4.14%, 06/01/38	200,000	237,927
Connecticut
GO (Teachers' Retirement Fund) Series 2008A
5.85%, 03/15/32	250,000	332,485
County of Clark Department of Aviation
RB (Build America Bonds) Series 2010C
6.82%, 07/01/45	150,000	240,764
County of Miami-Dade FL Water & Sewer System
RB Series 2019C
3.49%, 10/01/42 (a)	100,000	107,965
Dallas Area Rapid Transit
RB (Build America Bonds) Series 2009B
6.00%, 12/01/44	140,000	217,836
Dallas County Hospital District
GO (Build America Bonds) Series 2009C
5.62%, 08/15/44	100,000	142,917
Dallas/Fort Worth International Airport
RB Series 2019A
2.99%, 11/01/38	100,000	108,365
RB Series 2020C
3.09%, 11/01/40 (a)	250,000	261,056
2.92%, 11/01/50	250,000	255,977
District of Columbia Water & Sewer Authority
4.81%, 10/01/14	100,000	148,516
Security Rate, Maturity Date	Face Amount ($)	Value ($)
East Bay Municipal Utility District Water System
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40	330,000	481,849
Foothill-Eastern Transportation Corridor Agency
RB Series 2019A
3.92%, 01/15/53 (a)	100,000	106,989
Grand Parkway Transportation Corp.
RB Series 2013E
5.18%, 10/01/42	100,000	136,682
Health & Educational Facilities Authority of the State of Missouri
3.23%, 05/15/50 (a)	150,000	168,666
Illinois
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	1,537,000	1,820,968
GO Bonds (Pension Funding) Series 2010
6.73%, 04/01/35	110,000	139,594
Illinois State Toll Highway Authority
6.18%, 01/01/34	100,000	141,791
JobsOhio Beverage System
4.53%, 01/01/35	300,000	374,236
Statewide Senior Lien Liquor Profits RB Series 2013B
3.99%, 01/01/29	490,000	556,676
Kansas Development Finance Authority
4.93%, 04/15/45	100,000	133,207
Los Angeles Community College District/CA
1.61%, 08/01/28	275,000	280,560
2.11%, 08/01/32 (a)	250,000	256,345
Los Angeles Department of Water & Power Power System
5.72%, 07/01/39	100,000	143,981
RB (Build America Bonds) Series 2010
6.57%, 07/01/45	200,000	331,730
Los Angeles Unified School District
GO (Build America Bonds) Series 2009
5.75%, 07/01/34	250,000	338,399
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	500,000	721,320
Maryland Health & Higher Educational Facilities Authority
RB Series 2020D
3.05%, 07/01/40 (a)	150,000	160,765
3.20%, 07/01/50	150,000	158,834
Massachusetts School Building Authority
RB Series 2020B
1.75%, 08/15/30	500,000	504,592
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board
RB (Build America Bonds) Series 2016B
4.05%, 07/01/26 (a)	130,000	144,801
Metropolitan Transportation Authority
RB (Build America Bonds) Series 2009
7.34%, 11/15/39	200,000	329,328
RB (Build America Bonds) Series 2010E
6.81%, 11/15/40	330,000	490,588

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Michigan Finance Authority
RB Series 2019T
3.38%, 12/01/40	200,000	223,588
Michigan State Building Authority
2.71%, 10/15/40 (a)	250,000	250,538
Municipal Electric Authority of Georgia
7.06%, 04/01/57	300,000	447,573
RB (Build America Bonds) Series 2010
6.64%, 04/01/57	146,000	224,214
RB (Build America Bonds) Series 2010
6.66%, 04/01/57	146,000	228,951
New Jersey Economic Development Authority
RB Bonds (Pension Funding) Series 1997A
7.43%, 02/15/29	250,000	323,597
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	330,000	397,739
RB Series 2019B
4.13%, 06/15/42	200,000	228,458
New Jersey Turnpike Authority
RB (Build America Bonds) Series 2009F
7.41%, 01/01/40	350,000	583,838
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	350,000	566,692
New York City Transitional Finance Authority
RB (Build America Bonds) Series 2010
5.57%, 11/01/38	200,000	268,082
New York City Water & Sewer System
RB (Build America Bonds) Series 2010
5.72%, 06/15/42	125,000	189,931
Water and Sewer Systems Second General Resolution RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	100,000	156,821
Water System RB (Build America Bonds) Series 2010
6.01%, 06/15/42	250,000	387,717
New York State Dormitory Authority
RB (Build America Bonds) Series 2010
5.60%, 03/15/40	50,000	69,341
RB Series 2009F
5.63%, 03/15/39	100,000	133,378
RB Series 2019B
3.14%, 07/01/43	220,000	231,967
New York State Urban Development Corp.
RB (Build America Bonds) Series 2009
5.77%, 03/15/39	100,000	125,905
North Texas Tollway Authority
RB (Build America Bonds) Series 2009
6.72%, 01/01/49	150,000	256,347
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Oregon
GO Bonds (Pension Funding) Series 2003
5.89%, 06/01/27	430,000	521,615
Oregon School Boards Association
GO Bonds (Pension Funding) Series 2002B
5.55%, 06/30/28	240,000	287,793
Port Authority of New York & New Jersey
Consolidated Bonds 164th Series
5.65%, 11/01/40	150,000	214,657
Consolidated Bonds 165th Series
5.65%, 11/01/40	100,000	143,580
Consolidated Bonds 168th Series
4.93%, 10/01/51	200,000	282,758
Consolidated Bonds 181th Series
4.96%, 08/01/46	100,000	138,172
Consolidated Bonds 192th Series
4.81%, 10/15/65	170,000	239,967
Consolidated Bonds AAA Series
1.09%, 07/01/23	400,000	405,590
New Je Portrn 08/69 Fixed 3.287
3.29%, 08/01/69	100,000	111,800
RB (Build America Bonds) Series 2012
4.46%, 10/01/62	450,000	619,816
Regents of the University of California Medical Center Pooled Revenue
6.55%, 05/15/48	100,000	156,286
6.58%, 05/15/49	75,000	116,834
Regional Transportation District Sales Tax Revenue
RB (Build America Bonds) Series 2010B
5.84%, 11/01/50	50,000	81,902
Rutgers The State University of New Jersey
GO Series 2019P
3.92%, 05/01/19 (a)	100,000	116,459
Sales Tax Securitization Corp.
3.59%, 01/01/43	15,000	16,547
RB Series 2018B
3.82%, 01/01/48	150,000	170,513
San Diego County Regional Transportation Commission
RB Series 2019A
3.25%, 04/01/48 (a)	150,000	158,957
San Diego County Water Authority., Class B
6.14%, 05/01/49	100,000	154,289
San Jose Redevelopment Agency Successor Agency
Tax Allocation Series 2017A-T
3.38%, 08/01/34 (a)	100,000	108,326
Santa Clara Valley Transportation Authority
RB (Build America Bonds) Series 2010
5.88%, 04/01/32	100,000	125,516
State Board of Administration Finance Corp.
1.26%, 07/01/25	300,000	303,385
1.71%, 07/01/27	400,000	408,640
2.15%, 07/01/30	600,000	617,439
State of California
2.38%, 10/01/26	175,000	185,690
7.63%, 03/01/40	300,000	509,704
GO Bonds
7.60%, 11/01/40	300,000	533,665
State of Illinois
GO (Build America Bonds) Series 2010
7.35%, 07/01/35	100,000	129,335

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
State of Washington
5.14%, 08/01/40	100,000	139,753
Texas
GO (Build America Bonds) Series 2009A
5.52%, 04/01/39	580,000	839,347
Texas Private Activity Bond Surface Transportation Corp.
RB Series 2019B
3.92%, 12/31/49	150,000	170,214
Texas Transportation Commission
GO Bonds Series 2020
2.47%, 10/01/44 (a)	400,000	401,416
The Ohio State University
RB (Build America Bonds) Series 2010
4.91%, 06/01/40	300,000	411,711
RB Series 2016A
3.80%, 12/01/46	100,000	122,100
The Pennsylvania State University
2.84%, 09/01/50	150,000	157,587
University of California
0.88%, 05/15/25 (a)	500,000	504,970
4.60%, 05/15/31	100,000	118,966
RB (Build America Bonds) Series 2009
5.77%, 05/15/43	500,000	711,147
RB Series 2012AD
4.86%, 05/15/12	100,000	147,079
RB Series 2015AQ
4.77%, 05/15/15	150,000	216,572
RB Series 2020BG
1.32%, 05/15/27 (a)	195,000	197,346
1.61%, 05/15/30 (a)	250,000	248,826
University of Michigan
2.44%, 04/01/40 (a)	250,000	256,869
University of Pittsburgh-of the Commonwealth System of Higher Education
GO Bonds Series 2019A
3.56%, 09/15/19 (a)	100,000	111,909
University of Virginia
RB Series 2017C
4.18%, 09/01/17 (a)	100,000	133,045
RB Series 2020
2.26%, 09/01/50 (a)	400,000	374,318
Westchester County Local Development Corp.
RB Series 2020
3.85%, 11/01/50 (a)	250,000	265,475
		36,856,411
		52,333,296

Sovereign 1.1%
Canada 0.0%
Canada Government International Bond
2.00%, 11/15/22	300,000	306,708
1.63%, 01/22/25	650,000	674,394
0.75%, 05/19/26	250,000	249,978
		1,231,080
Chile 0.1%
Chile Government International Bond
3.13%, 03/27/25	200,000	214,518
3.13%, 01/21/26	200,000	216,458
3.24%, 02/06/28 (a)	450,000	489,766
2.45%, 01/31/31 (a)	300,000	308,328
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.55%, 01/27/32 (a)	400,000	412,000
2.55%, 07/27/33 (a)	500,000	510,345
3.10%, 05/07/41 (a)	550,000	562,056
3.63%, 10/30/42	150,000	163,419
3.86%, 06/21/47	200,000	227,202
3.50%, 01/25/50 (a)	500,000	537,375
3.10%, 01/22/61 (a)	450,000	440,762
		4,082,229
Hungary 0.0%
Hungary Government International Bond
5.38%, 02/21/23	500,000	536,670
5.75%, 11/22/23	300,000	334,626
5.38%, 03/25/24	300,000	336,216
7.63%, 03/29/41	350,000	596,641
		1,804,153
Indonesia 0.1%
Indonesia Government International Bond
2.95%, 01/11/23	150,000	155,067
3.50%, 01/11/28	200,000	220,490
4.10%, 04/24/28	250,000	284,888
4.75%, 02/11/29	200,000	236,606
3.40%, 09/18/29	450,000	492,102
2.85%, 02/14/30	1,000,000	1,051,360
3.85%, 10/15/30	300,000	339,918
4.35%, 01/11/48	400,000	464,340
5.35%, 02/11/49	200,000	263,482
3.70%, 10/30/49	300,000	320,037
3.50%, 02/14/50	200,000	209,342
4.20%, 10/15/50	250,000	289,097
3.05%, 03/12/51	200,000	198,830
4.45%, 04/15/70	200,000	238,924
3.35%, 03/12/71	200,000	196,552
		4,961,035
Israel 0.1%
Israel Government International Bond
3.15%, 06/30/23	500,000	524,975
2.88%, 03/16/26	200,000	215,916
3.25%, 01/17/28	200,000	221,208
2.75%, 07/03/30	350,000	377,398
4.50%, 01/30/43	500,000	638,190
4.13%, 01/17/48	200,000	247,288
3.88%, 07/03/50	500,000	590,705
4.50%, 04/03/20	200,000	259,822
State of Israel
2.50%, 01/15/30	200,000	211,662
3.38%, 01/15/50	350,000	382,840
		3,670,004
Italy 0.1%
Republic of Italy Government International Bond
6.88%, 09/27/23	730,000	822,374
0.88%, 05/06/24	250,000	249,905
2.38%, 10/17/24	550,000	572,654
1.25%, 02/17/26	700,000	695,569
2.88%, 10/17/29	675,000	713,097
5.38%, 06/15/33	250,000	321,423
4.00%, 10/17/49	550,000	631,372
3.88%, 05/06/51	250,000	281,803
		4,288,197

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mexico 0.3%
Mexico Government International Bond
8.00%, 09/24/22	150,000	163,529
4.00%, 10/02/23 (e)	108,000	116,328
3.60%, 01/30/25	750,000	823,890
3.90%, 04/27/25 (a)	200,000	221,904
4.13%, 01/21/26	288,000	326,287
4.15%, 03/28/27	500,000	571,855
3.75%, 01/11/28	400,000	443,436
4.50%, 04/22/29	600,000	688,218
3.25%, 04/16/30 (a)	900,000	947,781
2.66%, 05/24/31 (a)	400,000	396,876
8.30%, 08/15/31	150,000	223,740
4.75%, 04/27/32 (a)	700,000	812,427
6.75%, 09/27/34	362,000	490,568
6.05%, 01/11/40	900,000	1,150,614
4.28%, 08/14/41 (a)	400,000	429,500
4.75%, 03/08/44	950,000	1,071,001
5.55%, 01/21/45	750,000	925,455
4.60%, 01/23/46	450,000	495,193
4.35%, 01/15/47	300,000	320,448
4.60%, 02/10/48	400,000	439,012
4.50%, 01/31/50 (a)	675,000	735,703
5.00%, 04/27/51 (a)	650,000	759,070
3.77%, 05/24/61 (a)	600,000	573,360
5.75%, 10/12/10	420,000	513,765
		13,639,960
Panama 0.1%
Panama Government International Bond
4.00%, 09/22/24 (a)	400,000	433,756
3.75%, 03/16/25 (a)	300,000	325,290
8.88%, 09/30/27	250,000	346,465
3.88%, 03/17/28 (a)	600,000	665,304
9.38%, 04/01/29	100,000	148,682
3.16%, 01/23/30 (a)	200,000	212,484
2.25%, 09/29/32 (a)	1,000,000	977,540
6.70%, 01/26/36	131,000	180,066
4.50%, 05/15/47	250,000	287,658
4.50%, 04/16/50 (a)	400,000	459,112
4.30%, 04/29/53	200,000	224,304
4.50%, 04/01/56 (a)	550,000	629,821
3.87%, 07/23/60 (a)	850,000	879,682
		5,770,164
Peru 0.1%
Peruvian Government International Bond
7.35%, 07/21/25	250,000	306,070
2.39%, 01/23/26 (a)	200,000	207,410
4.13%, 08/25/27	450,000	507,258
2.84%, 06/20/30	150,000	155,283
2.78%, 01/23/31 (a)	900,000	921,276
1.86%, 12/01/32 (a)	500,000	471,185
8.75%, 11/21/33	450,000	709,713
6.55%, 03/14/37	300,000	416,313
3.30%, 03/11/41 (a)	250,000	254,390
5.63%, 11/18/50	395,000	551,175
3.55%, 03/10/51 (a)(e)	200,000	208,788
2.78%, 12/01/60 (a)	250,000	225,328
3.23%, 07/28/21 (a)	250,000	220,505
		5,154,694
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Philippines 0.1%
Philippine Government International Bond
4.20%, 01/21/24	400,000	433,680
10.63%, 03/16/25	300,000	403,269
5.50%, 03/30/26	600,000	719,466
3.00%, 02/01/28	400,000	435,856
3.75%, 01/14/29	400,000	456,612
9.50%, 02/02/30	250,000	396,007
2.46%, 05/05/30	200,000	211,154
7.75%, 01/14/31	350,000	519,281
6.38%, 01/15/32	300,000	416,682
6.38%, 10/23/34	600,000	854,610
3.95%, 01/20/40	600,000	684,390
3.70%, 03/01/41	750,000	830,475
3.70%, 02/02/42	400,000	443,216
2.95%, 05/05/45	200,000	201,284
3.20%, 07/06/46	500,000	516,155
		7,522,137
Poland 0.0%
Republic of Poland Government International Bond
3.00%, 03/17/23	400,000	416,876
4.00%, 01/22/24	450,000	488,174
3.25%, 04/06/26	450,000	496,759
		1,401,809
Republic of Korea 0.0%
Korea International Bond
3.88%, 09/11/23	200,000	214,202
2.00%, 06/19/24	200,000	208,394
5.63%, 11/03/25	232,000	276,744
2.75%, 01/19/27	250,000	271,485
3.50%, 09/20/28	200,000	227,942
2.50%, 06/19/29	200,000	215,544
4.13%, 06/10/44	200,000	262,918
		1,677,229
Uruguay 0.1%
Uruguay Government International Bond
4.50%, 08/14/24	113,000	122,193
4.38%, 10/27/27	500,000	580,640
4.38%, 01/23/31 (a)	350,000	413,392
7.63%, 03/21/36	350,000	537,292
4.13%, 11/20/45	150,000	180,788
5.10%, 06/18/50	750,000	1,004,242
4.98%, 04/20/55	600,000	792,318
		3,630,865
		58,833,556

Supranational* 1.4%
African Development Bank
1.63%, 09/16/22	500,000	507,725
2.13%, 11/16/22	800,000	819,232
0.75%, 04/03/23	500,000	504,395
3.00%, 09/20/23	250,000	263,913
0.88%, 03/23/26	250,000	251,248
0.88%, 07/22/26	500,000	501,220
Asian Development Bank
1.88%, 02/18/22	250,000	252,053
1.88%, 07/19/22	650,000	660,211
1.88%, 08/10/22	600,000	609,984
1.75%, 09/13/22	500,000	508,365
1.63%, 01/24/23	450,000	459,202
2.75%, 03/17/23	600,000	623,856

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.25%, 07/14/23	750,000	750,480
0.25%, 10/06/23	1,000,000	999,530
2.63%, 01/30/24	450,000	474,763
0.38%, 06/11/24	750,000	749,415
1.50%, 10/18/24	400,000	412,616
2.00%, 01/22/25	851,000	892,835
0.63%, 04/29/25	400,000	400,528
0.38%, 09/03/25	1,000,000	988,880
0.50%, 02/04/26	750,000	742,155
1.00%, 04/14/26	1,000,000	1,010,780
2.00%, 04/24/26	500,000	528,120
2.63%, 01/12/27	500,000	545,005
2.50%, 11/02/27	500,000	544,470
2.75%, 01/19/28	200,000	221,084
5.82%, 06/16/28	250,000	326,493
1.75%, 09/19/29	250,000	260,270
1.88%, 01/24/30	400,000	419,676
0.75%, 10/08/30	750,000	713,827
1.50%, 03/04/31	500,000	507,500
Corp. Andina de Fomento
4.38%, 06/15/22	362,000	373,179
2.75%, 01/06/23	250,000	257,810
2.38%, 05/12/23	350,000	360,385
1.63%, 09/23/25	300,000	304,404
Council of Europe Development Bank
1.75%, 09/26/22	350,000	356,038
2.63%, 02/13/23	250,000	258,853
0.25%, 06/10/23	150,000	150,087
0.25%, 10/20/23	350,000	349,748
1.38%, 02/27/25	150,000	154,152
European Bank for Reconstruction & Development
1.50%, 11/02/21	200,000	200,478
2.75%, 03/07/23	350,000	363,601
0.25%, 07/10/23	250,000	250,135
1.63%, 09/27/24	250,000	258,738
0.50%, 05/19/25	350,000	348,625
0.50%, 11/25/25	500,000	495,865
0.50%, 01/28/26	500,000	495,160
European Investment Bank
1.38%, 09/15/21	400,000	400,192
2.38%, 06/15/22	600,000	610,722
2.25%, 08/15/22	750,000	765,277
1.38%, 09/06/22	400,000	405,052
2.00%, 12/15/22	250,000	255,980
2.50%, 03/15/23	850,000	880,387
1.38%, 05/15/23	500,000	510,055
2.88%, 08/15/23	650,000	683,358
0.25%, 09/15/23	250,000	249,993
3.13%, 12/14/23	750,000	798,142
3.25%, 01/29/24	1,000,000	1,069,780
2.63%, 03/15/24	500,000	528,590
2.25%, 06/24/24	500,000	525,690
2.50%, 10/15/24	400,000	425,160
1.88%, 02/10/25	450,000	470,484
1.63%, 03/14/25	700,000	725,970
0.63%, 07/25/25	1,000,000	999,990
0.38%, 12/15/25	1,000,000	986,910
0.38%, 03/26/26	500,000	491,915
2.13%, 04/13/26	500,000	531,325
0.75%, 10/26/26 (k)	500,000	498,145
2.38%, 05/24/27	450,000	486,130
1.63%, 10/09/29	350,000	361,736
0.88%, 05/17/30	170,000	164,450
0.75%, 09/23/30	750,000	715,342
1.25%, 02/14/31	500,000	496,295
1.63%, 05/13/31	250,000	256,398
4.88%, 02/15/36	500,000	704,255
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Inter-American Development Bank
1.25%, 09/14/21	250,000	250,100
1.75%, 09/14/22	500,000	508,370
2.50%, 01/18/23	600,000	619,494
0.50%, 05/24/23	1,050,000	1,055,722
3.00%, 10/04/23	200,000	211,386
0.25%, 11/15/23	1,500,000	1,498,740
2.63%, 01/16/24	500,000	527,110
3.00%, 02/21/24	1,000,000	1,064,980
2.13%, 01/15/25	1,000,000	1,052,700
1.75%, 03/14/25	500,000	520,635
0.88%, 04/03/25	300,000	303,123
0.63%, 07/15/25	400,000	400,012
0.88%, 04/20/26	250,000	251,310
2.00%, 06/02/26	524,000	553,501
2.00%, 07/23/26	300,000	316,872
2.38%, 07/07/27	350,000	377,836
0.63%, 09/16/27	1,000,000	978,310
1.13%, 07/20/28	500,000	499,665
3.13%, 09/18/28	650,000	737,626
2.25%, 06/18/29	700,000	754,215
1.13%, 01/13/31	750,000	736,560
4.38%, 01/24/44	350,000	493,395
International Bank for Reconstruction & Development
2.00%, 01/26/22	750,000	755,722
1.63%, 02/10/22	705,000	709,688
2.13%, 07/01/22	600,000	610,086
1.88%, 10/07/22	200,000	203,836
2.13%, 02/13/23	505,000	519,362
1.88%, 06/19/23	250,000	257,488
3.00%, 09/27/23	1,250,000	1,320,662
2.50%, 03/19/24	1,150,000	1,212,330
1.50%, 08/28/24	500,000	515,650
2.50%, 11/25/24	600,000	638,532
1.63%, 01/15/25	750,000	777,697
0.75%, 03/11/25	850,000	855,397
0.63%, 04/22/25	1,500,000	1,502,430
0.38%, 07/28/25	1,250,000	1,237,850
2.50%, 07/29/25	1,150,000	1,232,719
0.50%, 10/28/25	1,000,000	993,000
0.88%, 07/15/26	750,000	753,135
1.88%, 10/27/26	200,000	210,364
2.50%, 11/22/27	350,000	381,567
0.75%, 11/24/27	1,000,000	983,440
1.38%, 04/20/28	500,000	509,205
1.75%, 10/23/29	450,000	468,378
0.88%, 05/14/30	500,000	483,850
0.75%, 08/26/30	750,000	715,275
1.25%, 02/10/31	750,000	744,127
4.75%, 02/15/35	830,000	1,130,734
International Finance Corp.
2.00%, 10/24/22	200,000	204,240
0.50%, 03/20/23	200,000	201,024
2.88%, 07/31/23	550,000	577,626
1.38%, 10/16/24	350,000	359,636
0.38%, 07/16/25	450,000	445,820
2.13%, 04/07/26	200,000	212,344
0.75%, 08/27/30	400,000	381,376
Nordic Investment Bank
2.25%, 09/30/21	200,000	200,342
0.38%, 05/19/23	200,000	200,572
2.88%, 07/19/23	250,000	262,293
2.25%, 05/21/24	250,000	262,440
0.38%, 09/11/25	450,000	444,969
0.50%, 01/21/26	250,000	247,710

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Asian Infrastructure Investment Bank
0.25%, 09/29/23	1,000,000	999,420
2.25%, 05/16/24	400,000	419,740
0.50%, 05/28/25	500,000	497,690
0.50%, 01/27/26	750,000	742,170
		78,518,410
Total Government Related
(Cost $303,745,531)		314,686,518

Securitized 29.6% of net assets

Asset-Backed Securities 0.2%
Automobile 0.1%
Ally Auto Receivables Trust
Series 2018-3 Class A4
3.12%, 07/17/23 (a)	695,000	701,275
Ford Credit Auto Owner Trust
Series 2018-A Class A4
3.16%, 10/15/23 (a)	1,615,000	1,630,305
Ford Credit Floorplan Master Owner Trust A
Series 2013-5 Class A2
3.06%, 04/15/26 (a)	172,000	182,912
Nissan Auto Receivables Owner Trust
Series 2017-C Class A4
2.28%, 02/15/24 (a)	344,047	345,639
Toyota Auto Receivables Owner Trust
Series 2019-B Class A3
2.57%, 08/15/23 (a)	378,439	382,403
Series 2018-C Class A4
3.13%, 02/15/24 (a)	150,000	153,236
1.68%, 05/15/25 (a)	1,030,000	1,056,152
		4,451,922
Credit Card 0.1%
Capital One Multi-Asset Execution Trust
Series 2017-A6 Class A6
2.29%, 07/15/25 (a)	450,000	459,849
American Express Credit Account Master Trust
Series 2018-2A
3.01%, 10/15/25 (a)	1,800,000	1,877,082
Capital One Multi-Asset Execution Trust
Series 2019-A3 Class A3
2.06%, 08/15/28 (a)	1,000,000	1,053,047
American Express Credit Account Master Trust
2.00%, 04/15/25 (a)	1,000,000	1,018,954
Discover Card Execution Note Trust
Series 2018-A1 Class A1
3.03%, 08/15/25 (a)	300,000	312,185
Citibank Credit Card Issuance Trust
Series 2018-A6 Class A6
3.21%, 12/07/24 (a)	600,000	622,728
Discover Card Execution Note Trust
Series 2018-A5 Class A5
3.32%, 03/15/24 (a)	500,000	500,573
		5,844,418
		10,296,340

Commercial Mortgage-Backed Securities 2.2%
Banc of America Commercial Mortgage Trust
Series 2016-UB10 Class A3
2.90%, 07/15/49 (a)	350,000	373,052
Security Rate, Maturity Date	Face Amount ($)	Value ($)
BANK
Series 2017-BNK8 Class A4
3.49%, 11/15/50 (a)	1,190,000	1,324,822
Series 2017-BNK9 Class A4
3.54%, 11/15/54 (a)	950,000	1,061,243
Series 2017-BNK7 Class A5
3.44%, 09/15/60 (a)	150,000	166,365
Series 2019-BN19 Class A3
3.18%, 08/15/61 (a)	600,000	661,142
2.40%, 03/15/63 (a)	300,000	313,717
BBCMS Mortgage Trust
Series 2017-C1 Class A2
3.19%, 02/15/50 (a)	153,146	154,651
Series 2018-C2 Class A4
4.05%, 12/15/51 (a)	449,000	515,741
Benchmark Mortgage Trust
Series 2019-B9 Class A5
4.02%, 03/15/52 (a)	600,000	691,910
Series 2019-B12 Class A5
3.12%, 08/15/52 (a)	700,000	766,239
2.73%, 02/15/53 (a)	1,000,000	1,067,057
2.95%, 08/15/57 (a)	2,000,000	2,165,525
3.72%, 03/15/62 (a)	5,090,000	5,776,439
CD Mortgage Trust
Series 2016-CD2 Class A4
3.53%, 11/10/49 (a)	240,000	264,256
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (a)	402,000	445,236
Series 2016-C7 Class A3
3.84%, 12/10/54 (a)	2,200,000	2,462,629
Series 2016-C4 Class A4
3.28%, 05/10/58 (a)	430,000	465,594
Citigroup Commercial Mortgage Trust
Series 2012-GC8 Class A4
3.02%, 09/10/45 (a)	112,375	114,115
Series 2014-GC25 Class A4
3.64%, 10/10/47 (a)	253,748	273,915
Series 2016-GC36 Class A5
3.62%, 02/10/49 (a)	2,260,000	2,485,290
Series 2016-GC37 Class A4
3.31%, 04/10/49 (a)	100,000	108,760
Series 2017-C4 Class A4
3.47%, 10/12/50 (a)	5,700,000	6,316,887
COMM Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (a)	54,374	54,520
Series 2013-CCRE6 Class A4
3.10%, 03/10/46 (a)	300,000	309,899
Series 2014-CCRE15 Class A4
4.07%, 02/10/47 (a)(g)(l)	1,200,000	1,290,137
Series 2014-LC15 Class A4
4.01%, 04/10/47 (a)	250,000	268,943
Series 2014-CR18 Class A4
3.55%, 07/15/47 (a)	424,583	452,590
Series 2014-UBS4 Class A5
3.69%, 08/10/47 (a)	1,120,000	1,203,774
Series 2014-LC17 Class A5
3.92%, 10/10/47 (a)	45,000	48,888
Series 2014-CR20 Class A3
3.33%, 11/10/47 (a)	603,129	637,675
Series 2015-DC1 Class A5
3.35%, 02/10/48 (a)	500,000	538,121
Series 2015-CR24 Class A5
3.70%, 08/10/48 (a)	1,148,000	1,256,758

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2015-LC23 Class A4
3.77%, 10/10/48 (a)	330,000	363,364
Series 2016-CR28 Class A4
3.76%, 02/10/49 (a)	602,000	665,965
Series 2016-DC2 Class A5
3.77%, 02/10/49 (a)	300,000	331,338
Series 2015-PC1 Class ASB
3.61%, 07/10/50 (a)	764,943	802,348
Series 2013-CCRE11 Class A4
4.26%, 08/10/50 (a)	2,350,000	2,513,541
CSAIL Commercial Mortgage Trust
Series 2015-C1 Class A4
3.51%, 04/15/50 (a)	1,405,000	1,512,490
3.02%, 09/15/52 (a)	2,500,000	2,723,061
CSMC Trust
Series 2016 Class A4
3.79%, 12/15/49 (a)	2,000,000	2,218,812
Fannie Mae-ACES
Series 2014-M2 Class A2
3.51%, 12/25/23 (a)	80,145	85,411
Series 2015-M13 Class A2
2.80%, 06/25/25 (a)(g)(m)	190,929	202,757
Series 2016-M11 Class A2
2.37%, 07/25/26 (a)(g)(m)	785,000	835,221
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K021 Class A2
2.40%, 06/25/22 (a)	125,833	127,363
Series K024 Class A2
2.57%, 09/25/22 (a)	531,000	540,828
Series K029 Class A2
3.32%, 02/25/23 (a)(g)(n)	923,000	956,560
Series K030 Class A2
3.25%, 04/25/23 (a)(g)(n)	200,000	207,476
Series K033 Class A2
3.06%, 07/25/23 (a)	381,000	396,097
Series K034 Class A2
3.53%, 07/25/23 (a)	100,000	105,217
Series K725 Class A2
3.00%, 01/25/24 (a)	1,000,000	1,051,642
Series K037 Class A2
3.49%, 01/25/24 (a)	750,000	798,063
Series K727 Class A2
2.95%, 07/25/24 (a)	100,000	105,300
Series K728 Class A2
3.06%, 08/25/24 (a)(g)(n)	400,000	424,616
Series K040 Class A2
3.24%, 09/25/24 (a)	100,000	107,392
Series K042 Class A2
2.67%, 12/25/24 (a)	400,000	424,373
Series K043 Class A2
3.06%, 12/25/24 (a)	200,000	214,840
Series K044 Class A2
2.81%, 01/25/25 (a)	645,000	688,112
Series KS03 Class A4
3.16%, 05/25/25 (a)(g)(n)	150,000	160,739
Series K047 Class A2
3.33%, 05/25/25 (a)(g)(n)	400,000	435,490
Series K048 Class A2
3.28%, 06/25/25 (a)(g)(n)	1,150,000	1,251,047
Series K733 Class A2
3.75%, 08/25/25 (a)(g)(n)	1,400,000	1,538,515
Series K052 Class A2
3.15%, 11/25/25 (a)	100,000	108,886
Series K054 Class A2
2.75%, 01/25/26 (a)	10,000	10,754
Series K735 Class A2
2.86%, 05/25/26 (a)	830,000	897,548
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K058 Class A2
2.65%, 08/25/26 (a)	600,000	647,084
Series K061 Class A2
3.35%, 11/25/26 (a)(g)(n)	2,500,000	2,781,463
Series K062 Class A2
3.41%, 12/25/26 (a)	300,000	335,548
Series K067 Class A1
2.90%, 03/25/27 (a)	1,760,062	1,862,601
Series K064 Class A2
3.22%, 03/25/27 (a)	750,000	832,129
Series K066 Class A2
3.12%, 06/25/27 (a)	1,200,000	1,328,993
Series K074 Class A1
3.60%, 09/25/27 (a)	139,545	153,286
Series K071 Class A2
3.29%, 11/25/27 (a)	2,000,000	2,246,851
Series K070 Class A2
3.30%, 11/25/27 (a)(g)(n)	500,000	562,019
Series K072 Class A2
3.44%, 12/25/27 (a)	900,000	1,020,707
Series K074 Class A2
3.60%, 01/25/28 (a)	3,500,000	4,006,823
Series K078 Class A2
3.85%, 06/25/28 (a)	1,182,367	1,373,827
Series K083 Class A2
4.05%, 09/25/28 (a)(g)(n)	250,000	295,063
Series K085 Class A2
4.06%, 10/25/28 (a)(g)(n)	700,000	824,916
Series K087 Class A2
3.77%, 12/25/28 (a)	100,000	116,457
Series K099 Class A2
2.60%, 09/25/29 (a)	2,210,000	2,418,387
Series K-1512 Class A2
2.99%, 05/25/31 (a)	2,500,000	2,766,575
Series K154 Class A2
3.42%, 04/25/32 (a)	700,000	804,067
Series K157 Class A2
3.99%, 05/25/33 (a)	360,000	427,808
Series K045 Class A2
3.02%, 04/25/48 (a)	500,000	537,305
GS Mortgage Securities Trust
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (a)	176,021	176,724
Series 2014-GC20 Class A5
4.00%, 04/10/47 (a)	225,000	241,726
2.91%, 02/13/53 (a)	3,000,000	3,244,599
JP Morgan Chase Commercial Mortgage Securities Trust
3.65%, 12/15/49 (a)(g)(n)	2,034,000	2,260,081
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17 Class A4
4.20%, 01/15/47 (a)	200,000	214,691
Series 2015-C33 Class A3
3.50%, 12/15/48 (a)	782,456	845,994
Series 2015-C33 Class A4
3.77%, 12/15/48 (a)	2,550,000	2,816,819
JPMCC Commercial Mortgage Securities Trust
3.72%, 03/15/50 (a)	2,430,000	2,719,733
JPMDB Commercial Mortgage Securities Trust
Series 2015-C32 Class A5
3.60%, 11/15/48 (a)	1,000,000	1,081,965
Series 2018-C8 Class A3
3.94%, 06/15/51 (a)	300,000	334,514
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11 Class A4
4.30%, 08/15/46 (a)(g)(n)	350,000	366,250

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2013-C13 Class A4
4.04%, 11/15/46 (a)	360,000	384,466
Series 2013-C8 Class AS
3.38%, 12/15/48 (a)	100,000	103,523
Series 2016-C28 Class A4
3.54%, 01/15/49 (a)	1,300,000	1,421,149
Morgan Stanley Capital I Trust
Series 2015-A4 Class A4
3.78%, 05/15/48 (a)	50,000	54,577
Series 2015-UBS8 Class A4
3.81%, 12/15/48 (a)	400,000	440,759
Morgan Stanley Capital I Trust 2017-H1
3.26%, 06/15/50 (a)	250,000	269,090
Morgan Stanley Capital I Trust 2020-HR8
2.04%, 07/15/53 (a)	1,000,000	1,012,668
UBS Commercial Mortgage Trust
Series 2017-C3 Class A4
3.43%, 08/15/50 (a)	200,000	221,083
Series 2017-C6 Class A5
3.58%, 12/15/50 (a)	600,000	668,086
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 Class A4
3.18%, 03/10/46 (a)	250,000	258,121
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(g)(l)	1,409,000	1,490,448
Series 2015-C28 Class A3
3.29%, 05/15/48 (a)	265,138	280,631
3.72%, 12/15/48 (a)	2,100,000	2,314,447
Series 2016-NXS6 Class ASB
2.83%, 11/15/49 (a)	350,000	365,294
3.58%, 10/15/50 (a)	1,020,000	1,136,302
Series 2017-C41 Class A4
3.47%, 11/15/50 (a)	300,000	332,486
Series 2017-C42 Class A4
3.59%, 12/15/50 (a)	1,400,000	1,565,180
Series 2018-C44 Class A5
4.21%, 05/15/51 (a)	950,000	1,097,822
Series 2019-C50 Class A5
3.73%, 05/15/52 (a)	675,000	766,798
3.04%, 10/15/52 (a)	500,000	545,956
2.73%, 02/15/53 (a)	1,950,000	2,082,865
2.09%, 07/15/53 (a)	1,645,000	1,672,105
Series 2015-C30 Class A4
3.66%, 09/15/58 (a)	200,000	219,196
Series 2016-NXS5 Class A4
3.37%, 01/15/59 (a)	700,000	750,206
Series 2016-C32 Class A4
3.56%, 01/15/59 (a)	1,200,000	1,317,158
Series 2016-NXS5 Class A6
3.64%, 01/15/59 (a)	1,330,400	1,466,348
Series 2013-C33 Class A3
3.16%, 03/15/59 (a)	127,075	135,803
4.18%, 09/15/61 (a)	500,000	572,979
WFRBS Commercial Mortgage Trust
Series 2013-C15 Class A4
4.15%, 08/15/46 (a)(g)(n)	710,000	749,816
3.90%, 12/15/46 (a)	422,862	446,236
Series 2014-C20 Class ASB
3.64%, 05/15/47 (a)	541,481	562,324
		121,189,983

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mortgage-Backed Securities Pass-Through 27.2%
Fannie Mae
4.00%, 04/01/24 to 08/01/50 (a)	58,077,953	63,229,456
4.50%, 12/01/24 to 05/01/50 (a)	23,345,078	25,771,772
3.50%, 10/01/25 to 09/01/50 (a)	87,125,678	93,481,691
3.00%, 10/01/26 to 06/01/51 (a)	106,620,498	112,585,018
2.50%, 07/01/27 to 09/01/51 (a)	118,804,345	123,668,536
2.00%, 12/01/27 to 09/01/51 (a)	167,917,362	171,141,166
5.50%, 12/01/32 to 11/01/48 (a)	3,907,802	4,505,209
5.00%, 11/01/33 to 01/01/50 (a)	7,228,910	8,121,546
6.50%, 08/01/34 to 05/01/40 (a)	175,148	208,505
6.00%, 04/01/35 to 07/01/41 (a)	1,599,286	1,874,374
1.50%, 08/01/35 to 08/01/51 (a)	34,678,354	34,735,395
1.00%, 03/01/36 to 07/01/36 (a)	970,993	966,671
Freddie Mac
2.00%, 08/01/23 to 09/01/51 (a)	144,935,471	147,579,235
4.00%, 03/01/24 to 07/01/50 (a)	25,038,176	27,175,381
3.50%, 01/01/26 to 09/01/51 (a)	39,225,370	42,049,712
3.00%, 08/01/26 to 09/01/50 (a)	62,007,596	65,447,404
2.50%, 04/01/27 to 09/01/51 (a)	78,035,974	81,197,515
6.00%, 05/01/32 to 07/01/40 (a)	978,390	1,148,977
5.50%, 06/01/33 to 08/01/41 (a)	2,051,879	2,366,873
5.00%, 11/01/33 to 12/01/49 (a)	4,527,008	5,105,518
4.50%, 05/01/34 to 08/01/49 (a)	13,067,350	14,485,075
1.50%, 08/01/35 to 08/01/51 (a)	46,687,772	46,462,344
6.50%, 02/01/36 (a)	103,167	122,448
Ginnie Mae
3.00%, 04/20/27 to 08/20/51 (a)	61,851,308	65,080,691
2.50%, 08/20/27 to 08/20/51 (a)	71,031,363	73,695,183
3.50%, 09/20/32 to 06/20/51 (a)	57,013,164	60,832,144
5.00%, 02/20/33 to 07/20/49 (a)	5,932,449	6,680,503
5.50%, 04/15/33 to 03/20/49 (a)	927,050	1,072,042
2.00%, 04/20/36 to 08/20/51 (a)	65,628,756	67,049,704
4.00%, 06/15/39 to 04/20/50 (a)	27,174,891	29,347,219
4.50%, 07/15/39 to 02/20/50 (a)	11,407,486	12,530,464
6.00%, 04/20/44 (a)	195,897	235,757
1.50%, 03/20/51 to 04/20/51 (a)	784,070	775,544
Ginnie Mae TBA
2.00%, 09/21/51 (a)(k)	1,500,000	1,530,915
2.50%, 09/21/51 (a)(k)	2,000,000	2,073,852
3.00%, 09/21/51 (a)(k)	7,500,000	7,840,989
UMBS TBA
1.50%, 09/16/36 to 09/14/51 (a)(k)	3,000,000	2,980,677
2.00%, 09/16/36 (a)(k)	6,000,000	6,210,542
2.50%, 09/16/36 (a)(k)	8,500,000	8,892,498
2.00%, 09/14/51 (a)(k)	33,500,000	33,962,123
2.50%, 09/14/51 (a)(k)	31,500,000	32,722,553
3.00%, 09/14/51 (a)(k)	9,500,000	9,937,293
		1,496,880,514
Total Securitized
(Cost $1,612,646,125)		1,628,366,837

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security	Number of Shares	Value ($)
Short-Term Investments 2.8% of net assets

Money Market Funds 2.8%
Wells Fargo Government Money Market Fund, Select Class 0.03% (o)(p)	660,675	660,675
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (o)	152,256,068	152,256,068
Total Short-Term Investments
(Cost $152,916,743)		152,916,743
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Security converts to floating rate after the fixed-rate coupon period.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $23,446,497 or 0.4% of net assets.
(d)	Issuer is affiliated with the fund’s investment adviser.
(e)	All or a portion of this security is on loan. Securities on loan were valued at $639,130.
(f)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(g)	Variable-rate security.
(h)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(i)	Guaranteed by the Republic of Germany.
(j)	Zero Coupon Bond.
(k)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(l)	Security is a type of structured MBS that involves tranching (i.e. dividing) the underlying MBS pools’ cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security’s offering documents. The floating interest rate may reset once a year and is generally tied to LIBOR, CMT, or COFI. A variable interest rate can also be affected by the current WAC.
(m)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the MBS pass-through rate, which is the rate earned from a securitized asset pool once management fees and guarantee fees have been paid to the securitizing corporation.
(n)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the current WAC.
(o)	The rate shown is the 7-day yield.
(p)	Security purchased with cash collateral received for securities on loan.

ACES —	Alternate Credit Enhancement Securities
CMT —	Constant Maturity Treasury is an index published by the Federal Reserve Board based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
COFI —	Cost of Funds Index is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities.
GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
MBS —	Mortgage-Backed Security
RB —	Revenue bond
REIT —	Real Estate Investment Trust
TBA —	To-be-announced
UMBS —	Uniform Mortgage-Backed Securities are single-class securities backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
WAC —	Weighted Average Coupon, which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

The fund owns corporate bonds of affiliates, The Charles Schwab Corp. and TD Ameritrade Holding Corp., since those corporate bonds are included in its index. Below is a summary of investment activities involving The Charles Schwab Corp. and TD Ameritrade Holding Corp. notes owned by the fund during the period ended August 31, 2021:
	Value at 08/31/20	Gross Purchases*	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 08/31/21	Face Amount at 08/31/21	Interest Income Earned
TD Ameritrade Holding Corp., 2.95%, 04/01/22	$155,666	$297	($153,032)	$3,446	($6,377)	$—	—	$2,987
TD Ameritrade Holding Corp., 3.75%, 04/01/24	110,929	61	(54,487)	4,616	(7,129)	53,990	50,000	2,901
TD Ameritrade Holding Corp., 3.63%, 04/01/25	168,864	(963)	(54,655)	3,138	(7,128)	109,256	100,000	4,617
TD Ameritrade Holding Corp., 3.30%, 04/01/27	—	110,086	—	—	310	110,396	100,000	385
TD Ameritrade Holding Corp., 2.75%, 10/01/29	111,923	(707)	—	—	(3,994)	107,222	100,000	2,750
The Charles Schwab Corp., 2.65%, 01/25/23	158,122	(3,202)	—	—	(250)	154,670	150,000	3,975
The Charles Schwab Corp., 3.55%, 02/01/24	—	107,328	—	—	4	107,332	100,000	2,051
The Charles Schwab Corp., 0.75%, 03/18/24	—	251,727	—	—	(25)	251,702	250,000	447
The Charles Schwab Corp., 4.20%, 03/24/25	174,274	111,738	(168,228)	2,061	(8,334)	111,511	100,000	5,968
The Charles Schwab Corp., 3.85%, 05/21/25	171,406	(2,278)	—	—	(3,502)	165,626	150,000	5,775
The Charles Schwab Corp., 0.90%, 03/11/26	—	251,778	—	—	(2,478)	249,300	250,000	1,350
The Charles Schwab Corp., 1.15%, 05/13/26	—	201,147	—	—	263	201,410	200,000	511
The Charles Schwab Corp., 3.20%, 03/02/27	—	111,373	—	—	(1,484)	109,889	100,000	1,849
The Charles Schwab Corp., 3.20%, 01/25/28	171,118	(829)	(54,145)	1,864	(7,744)	110,264	100,000	4,151
The Charles Schwab Corp., 2.00%, 03/20/28	—	151,604	—	—	3,154	154,758	150,000	975
The Charles Schwab Corp., 4.00%, 02/01/29	180,172	(1,896)	(56,761)	558	(6,407)	115,666	100,000	5,094
The Charles Schwab Corp., 3.25%, 05/22/29	231,464	(1,233)	(108,798)	2,364	(13,024)	110,773	100,000	5,028
The Charles Schwab Corp., 4.63%, 03/22/30	127,599	(1,004)	—	—	(4,315)	122,280	100,000	4,625
The Charles Schwab Corp., 1.65%, 03/11/31	—	99,194	—	—	(1,281)	97,913	100,000	990
The Charles Schwab Corp., 2.30%, 05/13/31	—	103,657	—	—	(287)	103,370	100,000	249
Total	$1,761,537	$1,487,878	($650,106)	$18,047	($70,028)	$2,547,328		$56,678
* Amount includes amortization of premiums and/or accretion of discounts.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$1,439,513,850	$—	$1,439,513,850
Treasuries	—	2,101,604,489	—	2,101,604,489
Government Related[1]	—	314,686,518	—	314,686,518
Securitized [1]	—	1,628,366,837	—	1,628,366,837
Short-Term Investments[1]	152,916,743	—	—	152,916,743
Total	$152,916,743	$5,484,171,694	$—	$5,637,088,437
[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2021
Assets
Investments in securities, at value — affiliated (cost $2,496,774)		$2,547,328
Investments in securities, at value — unaffiliated (cost $5,464,584,720) including securities on loan of $639,130		5,633,880,434
Collateral invested for securities on loan, at value (cost $660,675)		660,675
Cash		967,505
Deposits with brokers for TBA margin		260,000
Receivables:
Investments sold		69,822,790
Fund shares sold		25,321,430
Interest		23,904,675
Dividends		2,532
Income from securities on loan	+	358
Total assets		5,757,367,727
Liabilities
Collateral held for securities on loan		660,675
Payables:
Investments bought		133,567,947
Investments bought — delayed-delivery		107,567,340
Investment adviser fees		186,041
Fund shares redeemed		3,811,871
Distributions to shareholders	+	1,918,932
Total liabilities		247,712,806
Net Assets
Total assets		5,757,367,727
Total liabilities	–	247,712,806
Net assets		$5,509,654,921
Net Assets by Source
Capital received from investors		5,363,799,314
Total distributable earnings		145,855,607

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,509,654,921		521,143,560		$10.57

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Schwab U.S. Aggregate Bond Index Fund
Statement of Operations

For the period September 1, 2020 through August 31, 2021
Investment Income
Interest received from securities — affiliated		$56,678
Interest received from securities — unaffiliated (net of foreign withholding taxes of $48)		86,529,355
Dividends received from securities — unaffiliated		32,283
Securities on loan, net	+	3,925
Total investment income		86,622,241
Expenses
Investment adviser fees		2,036,896
Total expenses	–	2,036,896
Net investment income		84,585,345
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities — affiliated		18,047
Net realized gains on sales of securities — unaffiliated	+	2,009,133
Net realized gains		2,027,180
Net change in unrealized appreciation (depreciation) on securities — affiliated		(70,028)
Net change in unrealized appreciation (depreciation) on securities — unaffiliated	+	(96,572,749)
Net change in unrealized appreciation (depreciation)	+	(96,642,777)
Net realized and unrealized losses		(94,615,597)
Decrease in net assets resulting from operations		($10,030,252)

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Schwab U.S. Aggregate Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/20-8/31/21		9/1/19-8/31/20
Net investment income		$84,585,345	$84,805,970
Net realized gains		2,027,180	27,475,771
Net change in unrealized appreciation (depreciation)	+	(96,642,777)	116,887,984
Increase (decrease) in net assets from operations		(10,030,252)	229,169,725
Distributions to Shareholders
Total distributions		($112,841,716)	($93,281,965)

Transactions in Fund Shares
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		207,229,520	$2,204,914,044	244,861,715	$2,598,835,807
Shares reinvested		8,579,233	91,136,260	7,326,953	77,716,227
Shares redeemed	+	(128,161,408)	(1,360,610,590)	(102,784,206)	(1,086,743,664)
Net transactions in fund shares		87,647,345	$935,439,714	149,404,462	$1,589,808,370
Shares Outstanding and Net Assets
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		433,496,215	$4,697,087,175	284,091,753	$2,971,391,045
Total increase	+	87,647,345	812,567,746	149,404,462	1,725,696,130
End of period		521,143,560	$5,509,654,921	433,496,215	$4,697,087,175

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Schwab Short-Term Bond Index Fund
Financial Statements
Financial Highlights
	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.39	$10.13	$9.80	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.19	0.24	0.19	0.08
Net realized and unrealized gains (losses)	(0.08)	0.27	0.33	(0.24)	0.04
Total from investment operations	0.02	0.46	0.57	(0.05)	0.12
Less distributions:
Distributions from net investment income	(0.10)	(0.20)	(0.24)	(0.19)	(0.08)
Distributions from net realized gains	(0.03)	—	—	—	—
Total distributions	(0.13)	(0.20)	(0.24)	(0.19)	(0.08)
Net asset value at end of period	$10.28	$10.39	$10.13	$9.80	$10.04
Total return	0.18%	4.59%	5.89%	(0.51%)	1.25% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.06%	0.06%	0.06% [4]
Net investment income (loss)	0.96%	1.89%	2.43%	1.92%	1.64% [4]
Portfolio turnover rate	61%	65%	46%	61%	49% [3],[5]
Net assets, end of period (x 1,000,000)	$2,228	$1,694	$877	$522	$381

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes in-kind transactions.

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 26.1% of net assets

Financial Institutions 11.3%
Banking 8.9%
Ally Financial, Inc.
3.05%, 06/05/23 (a)	200,000	208,012
1.45%, 10/02/23 (a)	500,000	507,815
3.88%, 05/21/24 (a)	100,000	107,848
5.13%, 09/30/24	250,000	281,310
4.63%, 03/30/25	100,000	111,726
5.80%, 05/01/25 (a)	200,000	231,534
American Express Co.
2.65%, 12/02/22	500,000	515,175
3.40%, 02/27/23 (a)	500,000	521,445
3.70%, 08/03/23 (a)	500,000	530,465
3.40%, 02/22/24 (a)	150,000	160,040
2.50%, 07/30/24 (a)	400,000	421,368
3.00%, 10/30/24 (a)	450,000	482,067
3.63%, 12/05/24 (a)	100,000	109,034
4.20%, 11/06/25 (a)	250,000	283,790
3.13%, 05/20/26 (a)	250,000	273,075
Australia & New Zealand Banking Group Ltd.
2.63%, 11/09/22	250,000	257,143
3.70%, 11/16/25	500,000	558,970
Banco Bilbao Vizcaya Argentaria S.A.
0.88%, 09/18/23	200,000	201,066
1.13%, 09/18/25	200,000	199,084
Banco Santander S.A.
3.13%, 02/23/23	200,000	207,652
3.85%, 04/12/23	400,000	421,252
2.71%, 06/27/24	600,000	634,122
2.75%, 05/28/25	400,000	421,872
5.18%, 11/19/25	400,000	457,516
1.85%, 03/25/26	400,000	406,724
BancorpSouth Bank
4.13%, 11/20/29 (a)(b)	50,000	52,791
Bank of America Corp.
2.50%, 10/21/22 (a)	400,000	401,220
3.30%, 01/11/23	1,250,000	1,301,975
4.10%, 07/24/23	650,000	695,942
3.00%, 12/20/23 (a)(b)	1,450,000	1,497,154
4.13%, 01/22/24	500,000	542,675
3.55%, 03/05/24 (a)(b)	900,000	940,338
4.00%, 04/01/24	550,000	598,191
1.49%, 05/19/24 (a)(b)	150,000	152,513
0.52%, 06/14/24 (a)(b)	150,000	149,921
3.86%, 07/23/24 (a)(b)	500,000	530,190
4.20%, 08/26/24	800,000	877,584
0.81%, 10/24/24 (a)(b)	750,000	753,180
4.00%, 01/22/25	750,000	821,002
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.46%, 03/15/25 (a)(b)	650,000	694,297
3.95%, 04/21/25	650,000	712,179
0.98%, 04/22/25 (a)(b)	500,000	503,090
3.88%, 08/01/25	350,000	388,825
0.98%, 09/25/25 (a)(b)	550,000	551,903
3.09%, 10/01/25 (a)(b)	300,000	319,617
2.46%, 10/22/25 (a)(b)	750,000	785,947
3.37%, 01/23/26 (a)(b)	600,000	644,808
2.02%, 02/13/26 (a)(b)	450,000	463,437
4.45%, 03/03/26	550,000	620,779
3.50%, 04/19/26	600,000	660,990
1.32%, 06/19/26 (a)(b)	750,000	752,857
1.20%, 10/24/26 (a)(b)	750,000	747,285
1.66%, 03/11/27 (a)(b)	650,000	657,579
3.56%, 04/23/27 (a)(b)	750,000	822,915
1.73%, 07/22/27 (a)(b)	1,500,000	1,520,760
Bank of Montreal
2.35%, 09/11/22	350,000	357,787
2.55%, 11/06/22 (a)	150,000	153,806
0.45%, 12/08/23	150,000	150,173
3.30%, 02/05/24	300,000	320,100
2.50%, 06/28/24	450,000	473,764
0.63%, 07/09/24	250,000	250,028
1.85%, 05/01/25	350,000	361,893
0.95%, 01/22/27 (a)(b)	350,000	346,629
4.34%, 10/05/28 (a)(b)	300,000	320,928
BankUnited, Inc.
4.88%, 11/17/25 (a)	200,000	227,822
Barclays Bank PLC
3.75%, 05/15/24	200,000	217,012
Barclays PLC
3.68%, 01/10/23 (a)	400,000	404,708
4.34%, 05/16/24 (a)(b)	400,000	424,612
4.38%, 09/11/24	400,000	437,028
1.01%, 12/10/24 (a)(b)	300,000	301,470
3.65%, 03/16/25	425,000	460,938
3.93%, 05/07/25 (a)(b)	600,000	646,746
4.38%, 01/12/26	650,000	731,646
2.85%, 05/07/26 (a)(b)	400,000	423,224
5.20%, 05/12/26	600,000	690,576
BBVA USA
2.50%, 08/27/24 (a)	250,000	263,315
3.88%, 04/10/25 (a)	250,000	275,570
BNP Paribas S.A.
3.25%, 03/03/23	400,000	418,384
4.25%, 10/15/24	200,000	219,594
BPCE S.A.
4.00%, 04/15/24	250,000	272,538
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	300,000	300,102
0.95%, 06/23/23	500,000	504,710

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.50%, 09/13/23	150,000	159,570
0.50%, 12/14/23	250,000	249,830
3.10%, 04/02/24	150,000	159,354
2.25%, 01/28/25	150,000	156,773
0.95%, 10/23/25	250,000	249,818
1.25%, 06/22/26	200,000	200,094
Capital One Bank USA NA
3.38%, 02/15/23	250,000	260,575
Capital One Financial Corp.
3.20%, 01/30/23 (a)	150,000	155,664
2.60%, 05/11/23 (a)	150,000	155,345
3.50%, 06/15/23	500,000	526,905
3.90%, 01/29/24 (a)	150,000	161,139
3.75%, 04/24/24 (a)	100,000	107,673
3.30%, 10/30/24 (a)	700,000	752,871
3.20%, 02/05/25 (a)	350,000	376,547
4.25%, 04/30/25 (a)	300,000	334,509
4.20%, 10/29/25 (a)	500,000	557,775
3.75%, 07/28/26 (a)	250,000	276,650
Capital One NA
2.15%, 09/06/22 (a)	250,000	254,315
CIT Bank NA
2.97%, 09/27/25 (a)(b)	250,000	264,563
Citibank NA
3.65%, 01/23/24 (a)	500,000	536,105
Citigroup, Inc.
2.70%, 10/27/22 (a)	500,000	513,100
3.50%, 05/15/23	400,000	420,212
3.88%, 10/25/23	400,000	430,012
1.68%, 05/15/24 (a)(b)	250,000	255,210
4.04%, 06/01/24 (a)(b)	350,000	371,367
3.75%, 06/16/24	100,000	108,513
4.00%, 08/05/24	300,000	326,316
0.78%, 10/30/24 (a)(b)	500,000	501,665
3.88%, 03/26/25	200,000	218,952
3.35%, 04/24/25 (a)(b)	900,000	959,679
3.30%, 04/27/25	500,000	542,530
0.98%, 05/01/25 (a)(b)	500,000	502,440
4.40%, 06/10/25	700,000	779,667
5.50%, 09/13/25	400,000	464,852
3.70%, 01/12/26	500,000	552,870
4.60%, 03/09/26	350,000	399,094
3.11%, 04/08/26 (a)(b)	750,000	802,200
3.40%, 05/01/26	500,000	548,135
1.12%, 01/28/27 (a)(b)	750,000	744,585
1.46%, 06/09/27 (a)(b)	750,000	751,642
Citizens Bank NA
3.70%, 03/29/23 (a)	250,000	262,068
2.25%, 04/28/25 (a)	250,000	261,558
Citizens Financial Group, Inc.
4.30%, 12/03/25 (a)	200,000	223,096
Comerica Bank
2.50%, 07/23/24	250,000	263,170
Comerica, Inc.
3.70%, 07/31/23 (a)	200,000	212,004
Cooperatieve Rabobank UA
3.95%, 11/09/22	250,000	260,430
2.75%, 01/10/23	500,000	516,950
4.63%, 12/01/23	750,000	816,112
3.38%, 05/21/25	250,000	273,593
4.38%, 08/04/25	250,000	279,267
3.75%, 07/21/26	500,000	553,985
Credit Suisse AG
1.00%, 05/05/23	550,000	555,670
0.52%, 08/09/23	400,000	400,849
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.50%, 02/02/24	250,000	249,775
3.63%, 09/09/24	900,000	975,537
2.95%, 04/09/25	300,000	320,568
1.25%, 08/07/26	500,000	497,560
Credit Suisse Group AG
3.80%, 06/09/23	500,000	527,480
3.75%, 03/26/25	500,000	542,640
4.55%, 04/17/26	600,000	680,130
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	500,000	517,780
Deutsche Bank AG
3.30%, 11/16/22	200,000	206,668
3.95%, 02/27/23	400,000	419,136
0.90%, 05/28/24	300,000	300,288
3.70%, 05/30/24	300,000	321,184
2.22%, 09/18/24 (a)(b)	450,000	461,875
1.45%, 04/01/25 (a)(b)	200,000	201,590
3.96%, 11/26/25 (a)(b)	600,000	651,768
4.10%, 01/13/26	200,000	219,898
1.69%, 03/19/26	200,000	202,676
2.13%, 11/24/26 (a)(b)	500,000	510,835
Discover Bank
4.20%, 08/08/23	250,000	267,833
2.45%, 09/12/24 (a)	250,000	261,308
3.45%, 07/27/26 (a)	250,000	272,948
4.68%, 08/09/28 (a)(b)	250,000	265,733
Discover Financial Services
3.95%, 11/06/24 (a)	250,000	272,295
3.75%, 03/04/25 (a)	200,000	217,386
4.50%, 01/30/26 (a)	250,000	282,515
Fifth Third Bancorp
1.63%, 05/05/23 (a)	100,000	101,988
4.30%, 01/16/24 (a)	250,000	270,110
3.65%, 01/25/24 (a)	300,000	320,964
2.38%, 01/28/25 (a)	250,000	261,740
Fifth Third Bank
1.80%, 01/30/23 (a)	250,000	255,260
3.95%, 07/28/25 (a)	250,000	279,732
3.85%, 03/15/26 (a)	200,000	222,580
First Citizens BancShares, Inc.
3.38%, 03/15/30 (a)(b)	50,000	51,280
First Horizon Corp.
3.55%, 05/26/23 (a)	200,000	209,592
4.00%, 05/26/25 (a)	100,000	109,902
First Republic Bank/CA
1.91%, 02/12/24 (a)(b)	250,000	255,013
FNB Corp/PA
2.20%, 02/24/23 (a)	50,000	50,810
HSBC Holdings PLC
3.60%, 05/25/23	400,000	422,016
3.03%, 11/22/23 (a)(b)	350,000	361,389
4.25%, 03/14/24	650,000	701,226
3.95%, 05/18/24 (a)(b)	600,000	634,416
0.73%, 08/17/24 (a)(b)	400,000	400,668
3.80%, 03/11/25 (a)(b)	600,000	643,320
0.98%, 05/24/25 (a)(b)	200,000	200,210
4.25%, 08/18/25	350,000	387,257
2.63%, 11/07/25 (a)(b)	600,000	628,128
4.30%, 03/08/26	800,000	901,720
1.65%, 04/18/26 (a)(b)	625,000	632,912
3.90%, 05/25/26	800,000	889,840
2.10%, 06/04/26 (a)(b)	350,000	359,971
4.29%, 09/12/26 (a)(b)	600,000	666,732
1.59%, 05/24/27 (a)(b)	600,000	602,292

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
HSBC USA, Inc.
3.50%, 06/23/24	100,000	107,815
Huntington Bancshares, Inc.
2.63%, 08/06/24 (a)	350,000	368,392
ING Groep N.V.
4.10%, 10/02/23	200,000	214,764
3.55%, 04/09/24	450,000	483,750
1.73%, 04/01/27 (a)(b)	400,000	405,584
JPMorgan Chase & Co.
3.25%, 09/23/22	850,000	877,540
2.97%, 01/15/23 (a)	500,000	505,030
3.20%, 01/25/23	550,000	572,764
3.38%, 05/01/23	600,000	628,896
2.70%, 05/18/23 (a)	500,000	518,635
3.88%, 02/01/24	250,000	270,240
0.70%, 03/16/24 (a)(b)	500,000	501,785
3.56%, 04/23/24 (a)(b)	450,000	472,720
3.63%, 05/13/24	450,000	486,616
1.51%, 06/01/24 (a)(b)	400,000	407,488
3.80%, 07/23/24 (a)(b)	650,000	689,832
3.88%, 09/10/24	800,000	870,952
0.65%, 09/16/24 (a)(b)	300,000	300,933
4.02%, 12/05/24 (a)(b)	800,000	859,656
3.13%, 01/23/25 (a)	550,000	589,138
0.56%, 02/16/25 (a)(b)	250,000	249,375
3.22%, 03/01/25 (a)(b)	550,000	583,594
0.82%, 06/01/25 (a)(b)	550,000	550,918
0.97%, 06/23/25 (a)(b)	250,000	250,905
3.90%, 07/15/25 (a)	600,000	661,572
7.75%, 07/15/25	100,000	125,294
0.77%, 08/09/25 (a)(b)	250,000	249,550
2.30%, 10/15/25 (a)(b)	650,000	676,780
2.01%, 03/13/26 (a)(b)	550,000	567,446
3.30%, 04/01/26 (a)	700,000	764,484
2.08%, 04/22/26 (a)(b)	850,000	878,220
3.20%, 06/15/26 (a)	350,000	381,143
1.05%, 11/19/26 (a)(b)	850,000	842,664
3.96%, 01/29/27 (a)(b)	500,000	556,630
1.04%, 02/04/27 (a)(b)	500,000	493,990
1.58%, 04/22/27 (a)(b)	950,000	959,091
KeyBank NA
2.30%, 09/14/22	250,000	255,368
3.38%, 03/07/23	250,000	261,515
1.25%, 03/10/23	250,000	253,588
0.42%, 01/03/24 (a)(b)	250,000	250,150
KeyCorp
4.15%, 10/29/25	250,000	281,240
Lloyds Banking Group PLC
4.05%, 08/16/23	400,000	427,224
2.91%, 11/07/23 (a)(b)	500,000	513,950
3.90%, 03/12/24	200,000	215,992
0.70%, 05/11/24 (a)(b)	200,000	200,720
4.50%, 11/04/24	200,000	220,962
4.45%, 05/08/25	450,000	504,072
3.87%, 07/09/25 (a)(b)	500,000	540,550
4.58%, 12/10/25	450,000	507,334
2.44%, 02/05/26 (a)(b)	400,000	417,072
4.65%, 03/24/26	400,000	453,544
1.63%, 05/11/27 (a)(b)	250,000	251,220
M&T Bank Corp.
3.55%, 07/26/23 (a)	250,000	264,640
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (a)	250,000	267,348
Mitsubishi UFJ Financial Group, Inc.
3.46%, 03/02/23	150,000	157,017
3.76%, 07/26/23	450,000	478,602
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.41%, 03/07/24	650,000	695,155
2.80%, 07/18/24	200,000	211,528
0.85%, 09/15/24 (a)(b)	800,000	804,128
2.19%, 02/25/25	550,000	572,225
3.78%, 03/02/25	250,000	273,870
1.41%, 07/17/25	400,000	405,000
0.95%, 07/19/25 (a)(b)	250,000	251,043
3.85%, 03/01/26	650,000	725,686
1.54%, 07/20/27 (a)(b)	550,000	553,448
Mizuho Financial Group, Inc.
2.60%, 09/11/22	200,000	204,780
3.55%, 03/05/23	300,000	314,412
1.24%, 07/10/24 (a)(b)	250,000	253,023
0.85%, 09/08/24 (a)(b)	375,000	376,789
3.92%, 09/11/24 (a)(b)	200,000	213,222
2.84%, 07/16/25 (a)(b)	200,000	211,132
2.56%, 09/13/25 (a)(b)	200,000	209,788
2.23%, 05/25/26 (a)(b)	250,000	259,075
1.23%, 05/22/27 (a)(b)	400,000	396,796
Morgan Stanley
4.88%, 11/01/22	400,000	420,576
3.13%, 01/23/23	650,000	675,103
3.75%, 02/25/23	850,000	892,542
4.10%, 05/22/23	500,000	530,235
0.56%, 11/10/23 (a)(b)	400,000	400,692
0.53%, 01/25/24 (a)(b)	750,000	750,757
0.73%, 04/05/24 (a)(b)	500,000	501,845
3.74%, 04/24/24 (a)(b)	700,000	736,946
3.88%, 04/29/24	750,000	812,295
3.70%, 10/23/24	650,000	708,032
0.79%, 01/22/25 (a)(b)	500,000	500,800
0.79%, 05/30/25 (a)(b)	500,000	499,160
2.72%, 07/22/25 (a)(b)	500,000	525,650
4.00%, 07/23/25	750,000	832,155
0.86%, 10/21/25 (a)(b)	500,000	500,330
5.00%, 11/24/25	600,000	691,056
3.88%, 01/27/26	750,000	836,362
2.19%, 04/28/26 (a)(b)	750,000	779,467
3.13%, 07/27/26	900,000	976,986
0.99%, 12/10/26 (a)(b)	750,000	741,262
1.59%, 05/04/27 (a)(b)	900,000	909,243
1.51%, 07/20/27 (a)(b)	750,000	753,420
National Australia Bank Ltd.
1.88%, 12/13/22	250,000	255,360
2.88%, 04/12/23	300,000	312,459
3.63%, 06/20/23	250,000	264,968
2.50%, 07/12/26	400,000	427,596
National Bank of Canada
2.10%, 02/01/23	250,000	256,065
0.75%, 08/06/24	250,000	249,988
Natwest Group PLC
6.13%, 12/15/22	400,000	427,684
3.88%, 09/12/23	800,000	851,312
6.00%, 12/19/23	400,000	445,752
2.36%, 05/22/24 (a)(b)	200,000	205,620
5.13%, 05/28/24	400,000	443,100
4.52%, 06/25/24 (a)(b)	200,000	213,564
4.27%, 03/22/25 (a)(b)	600,000	650,070
4.80%, 04/05/26	200,000	229,166
1.64%, 06/14/27 (a)(b)	400,000	401,692
3.75%, 11/01/29 (a)(b)	200,000	212,730
Northern Trust Corp.
3.95%, 10/30/25	200,000	225,518
People's United Financial, Inc.
3.65%, 12/06/22 (a)	100,000	103,254

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
PNC Bank NA
2.70%, 11/01/22 (a)	250,000	256,605
2.95%, 01/30/23 (a)	250,000	258,668
3.50%, 06/08/23 (a)	250,000	263,590
3.80%, 07/25/23 (a)	250,000	265,110
2.95%, 02/23/25 (a)	250,000	268,193
3.25%, 06/01/25 (a)	250,000	271,788
Regions Financial Corp.
2.25%, 05/18/25 (a)	200,000	208,952
Royal Bank of Canada
1.95%, 01/17/23	200,000	204,652
1.60%, 04/17/23	300,000	306,393
3.70%, 10/05/23	325,000	347,223
0.50%, 10/26/23	750,000	751,717
0.43%, 01/19/24	250,000	249,645
2.55%, 07/16/24	250,000	263,748
2.25%, 11/01/24	200,000	209,806
1.15%, 06/10/25	300,000	302,052
0.88%, 01/20/26	500,000	496,315
4.65%, 01/27/26	500,000	572,990
1.20%, 04/27/26	200,000	200,422
1.15%, 07/14/26	250,000	249,973
Santander Holdings USA, Inc.
3.40%, 01/18/23 (a)	100,000	103,678
3.50%, 06/07/24 (a)	100,000	106,739
3.45%, 06/02/25 (a)	300,000	322,215
4.50%, 07/17/25 (a)	500,000	554,190
Santander UK Group Holdings PLC
3.57%, 01/10/23 (a)	200,000	202,256
3.37%, 01/05/24 (a)(b)	250,000	259,120
4.80%, 11/15/24 (a)(b)	200,000	217,498
1.09%, 03/15/25 (a)(b)	200,000	200,760
1.53%, 08/21/26 (a)(b)	400,000	401,924
1.67%, 06/14/27 (a)(b)	250,000	250,683
Santander UK PLC
2.10%, 01/13/23	400,000	409,688
4.00%, 03/13/24	200,000	217,132
2.88%, 06/18/24	200,000	212,182
Signature Bank
4.00%, 10/15/30 (a)(b)	100,000	107,672
State Street Corp.
3.10%, 05/15/23	250,000	261,793
3.70%, 11/20/23	350,000	376,635
3.78%, 12/03/24 (a)(b)	100,000	107,488
3.30%, 12/16/24	200,000	217,344
3.55%, 08/18/25	400,000	442,232
2.35%, 11/01/25 (a)(b)	450,000	473,134
2.90%, 03/30/26 (a)(b)	150,000	160,259
Sumitomo Mitsui Banking Corp.
3.00%, 01/18/23	250,000	259,223
3.95%, 07/19/23	250,000	267,280
3.95%, 01/10/24	250,000	269,883
3.40%, 07/11/24	250,000	268,865
Sumitomo Mitsui Financial Group, Inc.
2.78%, 10/18/22	150,000	154,281
3.10%, 01/17/23	250,000	259,593
3.75%, 07/19/23	200,000	212,546
3.94%, 10/16/23	400,000	429,424
0.51%, 01/12/24	200,000	199,666
2.70%, 07/16/24	400,000	421,684
2.45%, 09/27/24	200,000	210,020
2.35%, 01/15/25	400,000	418,028
1.47%, 07/08/25	700,000	710,171
0.95%, 01/12/26	250,000	248,023
3.78%, 03/09/26	200,000	223,116
2.63%, 07/14/26	600,000	639,702
Security Rate, Maturity Date	Face Amount ($)	Value ($)
SVB Financial Group
3.50%, 01/29/25	100,000	108,089
Svenska Handelsbanken AB
3.90%, 11/20/23	500,000	539,695
Synchrony Financial
4.38%, 03/19/24 (a)	75,000	81,250
4.25%, 08/15/24 (a)	400,000	434,456
4.50%, 07/23/25 (a)	250,000	278,367
The Bank of New York Mellon Corp.
1.85%, 01/27/23 (a)	100,000	102,203
2.95%, 01/29/23 (a)	150,000	155,394
3.50%, 04/28/23	150,000	158,007
3.45%, 08/11/23	250,000	265,320
2.20%, 08/16/23 (a)	350,000	362,082
0.35%, 12/07/23 (a)	250,000	250,075
3.65%, 02/04/24 (a)	150,000	161,081
3.25%, 09/11/24 (a)	100,000	107,687
2.10%, 10/24/24	400,000	418,848
3.00%, 02/24/25 (a)	200,000	215,280
1.60%, 04/24/25 (a)	200,000	205,602
3.95%, 11/18/25 (a)	250,000	280,245
0.75%, 01/28/26 (a)	250,000	248,485
2.80%, 05/04/26 (a)	200,000	215,662
2.45%, 08/17/26 (a)	300,000	319,375
The Bank of Nova Scotia
2.38%, 01/18/23	150,000	154,361
1.95%, 02/01/23	300,000	307,077
1.63%, 05/01/23	300,000	306,699
0.80%, 06/15/23	200,000	201,588
0.55%, 09/15/23	650,000	652,093
3.40%, 02/11/24	250,000	266,958
0.70%, 04/15/24	300,000	300,714
2.20%, 02/03/25	200,000	209,064
1.30%, 06/11/25	200,000	202,452
4.50%, 12/16/25	250,000	283,425
1.05%, 03/02/26	400,000	398,104
1.35%, 06/24/26	250,000	252,100
2.70%, 08/03/26	400,000	428,008
The Goldman Sachs Group, Inc.
3.63%, 01/22/23	750,000	784,560
0.48%, 01/27/23 (a)	500,000	500,170
3.20%, 02/23/23 (a)	450,000	467,662
0.63%, 11/17/23 (a)(b)	600,000	600,984
3.63%, 02/20/24 (a)	350,000	374,615
4.00%, 03/03/24	850,000	920,541
0.67%, 03/08/24 (a)(b)	450,000	450,760
3.85%, 07/08/24 (a)	700,000	756,959
0.66%, 09/10/24 (a)(b)	450,000	449,725
3.50%, 01/23/25 (a)	625,000	673,500
3.50%, 04/01/25 (a)	850,000	920,592
3.75%, 05/22/25 (a)	500,000	545,290
3.27%, 09/29/25 (a)(b)	550,000	589,517
4.25%, 10/21/25	500,000	558,150
0.86%, 02/12/26 (a)(b)	250,000	248,653
3.75%, 02/25/26 (a)	500,000	552,820
1.09%, 12/09/26 (a)(b)	550,000	546,205
1.43%, 03/09/27 (a)(b)	750,000	752,280
The Huntington National Bank
3.55%, 10/06/23 (a)	250,000	265,738
The PNC Financial Services Group Inc
1.15%, 08/13/26 (a)	250,000	251,964
The PNC Financial Services Group, Inc.
2.85%, 11/09/22	250,000	257,775
3.50%, 01/23/24 (a)	200,000	213,830
3.90%, 04/29/24 (a)	100,000	108,218

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.20%, 11/01/24 (a)	200,000	210,176
2.60%, 07/23/26 (a)	250,000	267,830
The Toronto-Dominion Bank
1.90%, 12/01/22	250,000	255,323
0.25%, 01/06/23	250,000	250,110
0.30%, 06/02/23	250,000	249,905
0.75%, 06/12/23	850,000	856,426
3.50%, 07/19/23	400,000	424,240
0.45%, 09/11/23	400,000	400,588
3.25%, 03/11/24	150,000	160,260
2.65%, 06/12/24	300,000	317,211
1.15%, 06/12/25	250,000	252,373
0.75%, 09/11/25	400,000	397,160
0.75%, 01/06/26	250,000	247,723
1.20%, 06/03/26	350,000	352,432
Truist Bank
1.25%, 03/09/23 (a)	400,000	405,880
2.75%, 05/01/23 (a)	200,000	207,926
3.20%, 04/01/24 (a)	200,000	213,372
3.69%, 08/02/24 (a)(b)	100,000	106,367
2.15%, 12/06/24 (a)	250,000	261,550
1.50%, 03/10/25 (a)	500,000	511,985
3.63%, 09/16/25 (a)	300,000	330,150
2.64%, 09/17/29 (a)(b)	250,000	261,585
Truist Financial Corp.
2.20%, 03/16/23 (a)	350,000	359,831
3.75%, 12/06/23 (a)	450,000	482,670
2.50%, 08/01/24 (a)	200,000	210,818
2.85%, 10/26/24 (a)	150,000	160,218
4.00%, 05/01/25 (a)	500,000	554,655
1.20%, 08/05/25 (a)	250,000	253,430
1.27%, 03/02/27 (a)(b)	400,000	401,372
US Bancorp
3.70%, 01/30/24 (a)	200,000	214,984
3.38%, 02/05/24 (a)	250,000	266,908
2.40%, 07/30/24 (a)	350,000	368,410
3.60%, 09/11/24 (a)	300,000	326,082
1.45%, 05/12/25 (a)	400,000	409,456
3.95%, 11/17/25 (a)	250,000	280,897
3.10%, 04/27/26 (a)	300,000	326,940
2.38%, 07/22/26 (a)	400,000	425,744
US Bank NA
2.80%, 01/27/25 (a)	250,000	266,958
US Bank NA/Cincinnati OH
1.95%, 01/09/23 (a)	250,000	255,473
3.40%, 07/24/23 (a)	250,000	264,200
2.05%, 01/21/25 (a)	250,000	260,948
Wells Fargo & Co.
3.07%, 01/24/23 (a)	250,000	252,823
3.45%, 02/13/23	500,000	522,155
4.13%, 08/15/23	400,000	427,964
4.48%, 01/16/24	100,000	108,884
3.75%, 01/24/24 (a)	750,000	804,547
1.65%, 06/02/24 (a)(b)	600,000	613,626
3.30%, 09/09/24	800,000	861,936
3.00%, 02/19/25	850,000	906,984
3.55%, 09/29/25	750,000	823,192
2.41%, 10/30/25 (a)(b)	700,000	731,703
2.16%, 02/11/26 (a)(b)	650,000	674,869
3.00%, 04/22/26	900,000	975,105
2.19%, 04/30/26 (a)(b)	950,000	987,126
4.10%, 06/03/26	500,000	561,875
3.20%, 06/17/27 (a)(b)	650,000	703,820
Wells Fargo Bank NA
3.55%, 08/14/23 (a)	800,000	848,376
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Western Alliance Bancorp
3.00%, 06/15/31 (a)(b)	200,000	205,308
Westpac Banking Corp.
2.75%, 01/11/23	500,000	517,280
2.00%, 01/13/23	150,000	153,612
3.65%, 05/15/23	500,000	528,725
3.30%, 02/26/24	150,000	160,553
2.35%, 02/19/25	200,000	210,834
2.85%, 05/13/26	400,000	433,788
1.15%, 06/03/26	250,000	251,823
2.70%, 08/19/26	300,000	324,571
2.89%, 02/04/30 (a)(b)	400,000	416,572
		198,234,640
Brokerage/Asset Managers/Exchanges 0.4%
Affiliated Managers Group, Inc.
4.25%, 02/15/24	100,000	108,610
3.50%, 08/01/25	200,000	217,942
Ameriprise Financial, Inc.
4.00%, 10/15/23	150,000	161,292
3.70%, 10/15/24	250,000	273,112
3.00%, 04/02/25 (a)	200,000	213,642
BGC Partners, Inc.
5.38%, 07/24/23	250,000	269,345
3.75%, 10/01/24 (a)	100,000	106,404
BlackRock, Inc.
3.50%, 03/18/24	250,000	269,625
Brookfield Asset Management, Inc.
4.00%, 01/15/25 (a)	100,000	109,487
Brookfield Finance, Inc.
4.00%, 04/01/24 (a)	300,000	323,739
CME Group, Inc.
3.00%, 09/15/22	250,000	257,077
3.00%, 03/15/25 (a)	400,000	428,684
Eaton Vance Corp.
3.63%, 06/15/23	100,000	105,455
Franklin Resources, Inc.
2.85%, 03/30/25	100,000	106,957
Intercontinental Exchange, Inc.
2.35%, 09/15/22 (a)	100,000	101,953
0.70%, 06/15/23	300,000	301,380
3.45%, 09/21/23 (a)	200,000	211,856
4.00%, 10/15/23	100,000	107,290
3.75%, 12/01/25 (a)	500,000	552,650
Invesco Finance PLC
3.13%, 11/30/22	100,000	103,410
4.00%, 01/30/24	100,000	107,863
3.75%, 01/15/26	150,000	166,046
Jefferies Financial Group, Inc.
5.50%, 10/18/23 (a)	100,000	106,916
Jefferies Group LLC
5.13%, 01/20/23	250,000	265,465
Lazard Group LLC
3.75%, 02/13/25	100,000	108,742
Legg Mason, Inc.
4.75%, 03/15/26	150,000	173,737
Nasdaq, Inc.
0.45%, 12/21/22 (a)	250,000	250,062
4.25%, 06/01/24 (a)	50,000	54,476
Nomura Holdings, Inc.
2.65%, 01/16/25	400,000	419,240
1.85%, 07/16/25	400,000	408,660
1.65%, 07/14/26	400,000	400,796

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Stifel Financial Corp.
4.25%, 07/18/24	200,000	219,060
TD Ameritrade Holding Corp.
3.63%, 04/01/25 (a)(c)	100,000	109,256
The Charles Schwab Corp.
2.65%, 01/25/23 (a)(c)	75,000	77,335
3.55%, 02/01/24 (a)(c)	100,000	107,332
0.75%, 03/18/24 (a)(c)	350,000	352,383
3.00%, 03/10/25 (a)(c)	50,000	53,594
4.20%, 03/24/25 (a)(c)	100,000	111,511
3.85%, 05/21/25 (a)(c)	150,000	165,626
3.45%, 02/13/26 (a)(c)	50,000	55,197
0.90%, 03/11/26 (a)(c)	250,000	249,300
1.15%, 05/13/26 (a)(c)	200,000	201,410
		8,493,917
Finance Companies 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.30%, 01/23/23 (a)	200,000	206,552
4.13%, 07/03/23 (a)	200,000	211,168
4.50%, 09/15/23 (a)	250,000	266,940
4.88%, 01/16/24 (a)	300,000	325,239
3.15%, 02/15/24 (a)	300,000	313,779
2.88%, 08/14/24 (a)	150,000	156,450
3.50%, 01/15/25 (a)	300,000	317,829
6.50%, 07/15/25 (a)	350,000	409,059
4.45%, 10/01/25 (a)	150,000	164,526
1.75%, 01/30/26 (a)	250,000	247,517
Air Lease Corp.
2.25%, 01/15/23	100,000	102,366
2.75%, 01/15/23 (a)	350,000	360,031
3.88%, 07/03/23 (a)	150,000	158,462
3.00%, 09/15/23 (a)	100,000	104,255
4.25%, 02/01/24 (a)	300,000	323,406
0.70%, 02/15/24 (a)	250,000	249,227
4.25%, 09/15/24 (a)	100,000	108,864
2.30%, 02/01/25 (a)	200,000	206,784
3.25%, 03/01/25 (a)	200,000	212,548
3.38%, 07/01/25 (a)	125,000	133,970
2.88%, 01/15/26 (a)	400,000	420,684
3.75%, 06/01/26 (a)	150,000	163,938
1.88%, 08/15/26 (a)	350,000	351,232
Aircastle Ltd.
4.40%, 09/25/23 (a)	150,000	160,097
4.13%, 05/01/24 (a)	300,000	319,977
4.25%, 06/15/26 (a)	150,000	165,028
Ares Capital Corp.
3.50%, 02/10/23 (a)	75,000	77,665
4.20%, 06/10/24 (a)	400,000	430,240
4.25%, 03/01/25 (a)	100,000	108,096
3.25%, 07/15/25 (a)	300,000	317,013
3.88%, 01/15/26 (a)	250,000	269,345
2.15%, 07/15/26 (a)	250,000	251,822
Bain Capital Specialty Finance, Inc.
2.95%, 03/10/26 (a)	100,000	102,942
BlackRock TCP Capital Corp.
2.85%, 02/09/26 (a)	100,000	102,401
FS KKR Capital Corp.
4.63%, 07/15/24 (a)	100,000	107,961
4.13%, 02/01/25 (a)	50,000	53,233
3.40%, 01/15/26 (a)	250,000	261,375
GATX Corp.
4.35%, 02/15/24 (a)	100,000	108,283
GE Capital Funding LLC
3.45%, 05/15/25 (a)	400,000	433,664
Security Rate, Maturity Date	Face Amount ($)	Value ($)
GE Capital International Funding Co.
3.37%, 11/15/25	500,000	546,925
Goldman Sachs BDC, Inc.
3.75%, 02/10/25 (a)	50,000	53,444
2.88%, 01/15/26 (a)	300,000	310,710
Golub Capital BDC, Inc.
3.38%, 04/15/24 (a)	100,000	104,829
2.50%, 08/24/26 (a)	100,000	101,779
Main Street Capital Corp.
5.20%, 05/01/24	50,000	54,310
3.00%, 07/14/26 (a)	150,000	155,055
Oaktree Specialty Lending Corp.
3.50%, 02/25/25 (a)	50,000	52,607
Owl Rock Capital Corp.
5.25%, 04/15/24 (a)	150,000	164,329
4.00%, 03/30/25 (a)	50,000	53,187
3.75%, 07/22/25 (a)	250,000	264,520
3.40%, 07/15/26 (a)	250,000	261,800
Prospect Capital Corp.
3.71%, 01/22/26 (a)	150,000	154,974
Sixth Street Specialty Lending, Inc.
3.88%, 11/01/24 (a)	100,000	107,085
		11,169,522
Financial Other 0.0%
Blackstone Secured Lending Fund
3.65%, 07/14/23	200,000	208,890
3.63%, 01/15/26 (a)	200,000	212,938
ORIX Corp.
4.05%, 01/16/24	150,000	161,739
3.25%, 12/04/24	200,000	215,410
		798,977
Insurance 0.8%
Aetna, Inc.
2.75%, 11/15/22 (a)	350,000	357,945
2.80%, 06/15/23 (a)	300,000	311,319
3.50%, 11/15/24 (a)	300,000	323,403
Aflac, Inc.
3.63%, 11/15/24	250,000	273,560
1.13%, 03/15/26 (a)	100,000	100,644
Allied World Assurance Co., Holdings Ltd.
4.35%, 10/29/25 (a)	150,000	164,219
American International Group, Inc.
4.13%, 02/15/24	400,000	433,452
2.50%, 06/30/25 (a)	250,000	263,083
3.75%, 07/10/25 (a)	500,000	548,670
3.90%, 04/01/26 (a)	500,000	555,900
Anthem, Inc.
3.30%, 01/15/23	200,000	207,988
3.50%, 08/15/24 (a)	350,000	375,952
3.35%, 12/01/24 (a)	200,000	216,014
2.38%, 01/15/25 (a)	300,000	314,064
1.50%, 03/15/26 (a)	200,000	203,252
Aon Corp.
2.20%, 11/15/22	200,000	204,442
Aon PLC
4.00%, 11/27/23 (a)	100,000	106,825
3.50%, 06/14/24 (a)	250,000	268,190
3.88%, 12/15/25 (a)	200,000	221,776
Aspen Insurance Holdings Ltd.
4.65%, 11/15/23	100,000	108,407

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Assurant, Inc.
4.20%, 09/27/23 (a)	100,000	106,942
Assured Guaranty US Holdings, Inc.
5.00%, 07/01/24	300,000	335,163
Berkshire Hathaway, Inc.
3.00%, 02/11/23	100,000	103,959
2.75%, 03/15/23 (a)	350,000	361,987
3.13%, 03/15/26 (a)	700,000	766,325
Brown & Brown, Inc.
4.20%, 09/15/24 (a)	300,000	328,089
Chubb INA Holdings, Inc.
2.88%, 11/03/22 (a)	100,000	102,661
2.70%, 03/13/23	150,000	155,505
3.35%, 05/15/24	100,000	107,483
3.15%, 03/15/25	450,000	486,378
3.35%, 05/03/26 (a)	400,000	440,020
CNA Financial Corp.
3.95%, 05/15/24 (a)	100,000	107,931
4.50%, 03/01/26 (a)	150,000	170,103
CNO Financial Group, Inc.
5.25%, 05/30/25 (a)	200,000	226,554
Equitable Holdings, Inc.
3.90%, 04/20/23 (a)	65,000	68,461
Fidelity National Financial, Inc.
5.50%, 09/01/22	100,000	104,969
Globe Life, Inc.
3.80%, 09/15/22	100,000	103,538
Humana, Inc.
3.15%, 12/01/22 (a)	200,000	205,548
2.90%, 12/15/22 (a)	50,000	51,490
0.65%, 08/03/23 (a)	400,000	400,264
3.85%, 10/01/24 (a)	100,000	108,469
4.50%, 04/01/25 (a)	250,000	279,077
Kemper Corp.
4.35%, 02/15/25 (a)	100,000	109,421
Lincoln National Corp.
4.00%, 09/01/23	150,000	160,362
Loews Corp.
2.63%, 05/15/23 (a)	150,000	154,958
Manulife Financial Corp.
4.15%, 03/04/26	250,000	282,367
Marsh & McLennan Cos., Inc.
3.30%, 03/14/23 (a)	100,000	104,066
3.88%, 03/15/24 (a)	250,000	269,897
3.50%, 06/03/24 (a)	100,000	107,221
3.50%, 03/10/25 (a)	150,000	162,840
3.75%, 03/14/26 (a)	200,000	222,188
MetLife, Inc.
4.37%, 09/15/23	300,000	323,940
3.60%, 04/10/24	150,000	161,864
3.60%, 11/13/25 (a)	250,000	275,982
Old Republic International Corp.
4.88%, 10/01/24 (a)	300,000	334,488
Principal Financial Group, Inc.
3.30%, 09/15/22	100,000	103,056
3.13%, 05/15/23	200,000	209,106
Prudential Financial, Inc.
1.50%, 03/10/26 (a)	100,000	102,025
5.88%, 09/15/42 (a)(b)	250,000	262,663
5.63%, 06/15/43 (a)(b)	350,000	374,479
5.20%, 03/15/44 (a)(b)	200,000	215,866
5.38%, 05/15/45 (a)(b)	200,000	222,346
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Reinsurance Group of America, Inc.
4.70%, 09/15/23	100,000	108,129
The Allstate Corp.
3.15%, 06/15/23	250,000	262,538
0.75%, 12/15/25 (a)	150,000	149,160
5.75%, 08/15/53 (a)(b)	175,000	190,075
Trinity Acquisition PLC
4.40%, 03/15/26 (a)	150,000	169,079
UnitedHealth Group, Inc.
2.38%, 10/15/22	250,000	255,965
2.75%, 02/15/23 (a)	250,000	257,575
2.88%, 03/15/23	300,000	311,967
3.50%, 06/15/23	100,000	105,660
3.50%, 02/15/24	297,000	318,743
2.38%, 08/15/24	100,000	105,389
3.75%, 07/15/25	500,000	555,680
3.70%, 12/15/25	200,000	223,008
1.25%, 01/15/26	250,000	253,345
3.10%, 03/15/26	400,000	437,248
Unum Group
4.00%, 03/15/24	70,000	75,357
Voya Financial, Inc.
3.13%, 07/15/24 (a)	100,000	106,313
5.65%, 05/15/53 (a)(b)	300,000	317,805
Willis North America, Inc.
3.60%, 05/15/24 (a)	100,000	107,123
XLIT Ltd.
4.45%, 03/31/25	100,000	111,933
		19,261,248
REITs 0.7%
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/25 (a)	200,000	217,202
American Campus Communities Operating Partnership LP
3.75%, 04/15/23 (a)	100,000	104,375
4.13%, 07/01/24 (a)	150,000	163,448
AvalonBay Communities, Inc.
2.95%, 09/15/22	100,000	102,035
3.50%, 11/15/24 (a)	100,000	108,005
3.45%, 06/01/25 (a)	200,000	217,988
3.50%, 11/15/25 (a)	200,000	219,406
Boston Properties LP
3.85%, 02/01/23 (a)	250,000	259,672
3.13%, 09/01/23 (a)	200,000	209,236
3.80%, 02/01/24 (a)	150,000	159,897
3.20%, 01/15/25 (a)	200,000	213,692
3.65%, 02/01/26 (a)	300,000	330,414
Brixmor Operating Partnership LP
3.25%, 09/15/23	100,000	105,151
3.65%, 06/15/24 (a)	100,000	107,269
3.85%, 02/01/25 (a)	100,000	108,551
4.13%, 06/15/26 (a)	100,000	111,942
Columbia Property Trust Operating Partnership LP
4.15%, 04/01/25 (a)	150,000	159,994
Corporate Office Properties LP
2.25%, 03/15/26 (a)	100,000	103,159
CyrusOne LP/CyrusOne Finance Corp.
2.90%, 11/15/24 (a)	300,000	315,111
Digital Realty Trust LP
4.75%, 10/01/25 (a)	200,000	227,066
Duke Realty LP
3.25%, 06/30/26 (a)	100,000	108,785

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
ERP Operating LP
3.00%, 04/15/23 (a)	150,000	155,432
3.38%, 06/01/25 (a)	100,000	108,337
Essex Portfolio LP
3.25%, 05/01/23 (a)	100,000	103,908
3.88%, 05/01/24 (a)	100,000	107,402
3.50%, 04/01/25 (a)	150,000	162,506
Federal Realty Investment Trust
3.95%, 01/15/24 (a)	75,000	80,190
1.25%, 02/15/26 (a)	200,000	199,754
Healthcare Trust of America Holdings LP
3.50%, 08/01/26 (a)	150,000	164,149
Healthpeak Properties, Inc.
3.40%, 02/01/25 (a)	100,000	107,396
4.00%, 06/01/25 (a)	200,000	220,474
3.25%, 07/15/26 (a)	200,000	217,756
Host Hotels & Resorts LP
3.75%, 10/15/23 (a)	150,000	157,859
3.88%, 04/01/24 (a)	100,000	106,561
4.00%, 06/15/25 (a)	100,000	108,186
4.50%, 02/01/26 (a)	100,000	110,501
Kilroy Realty LP
3.80%, 01/15/23 (a)	200,000	207,126
3.45%, 12/15/24 (a)	100,000	107,059
Kimco Realty Corp.
3.40%, 11/01/22 (a)	175,000	180,262
2.70%, 03/01/24 (a)	200,000	208,934
3.30%, 02/01/25 (a)	200,000	214,930
LifeStorage LP/CA
3.50%, 07/01/26 (a)	200,000	219,922
Mid-America Apartments LP
4.30%, 10/15/23 (a)	100,000	106,981
3.75%, 06/15/24 (a)	100,000	107,616
4.00%, 11/15/25 (a)	250,000	277,542
National Retail Properties, Inc.
3.90%, 06/15/24 (a)	100,000	107,910
4.00%, 11/15/25 (a)	200,000	221,990
Office Properties Income Trust
4.25%, 05/15/24 (a)	100,000	106,787
4.50%, 02/01/25 (a)	250,000	270,470
Omega Healthcare Investors, Inc.
4.38%, 08/01/23 (a)	100,000	106,237
4.50%, 01/15/25 (a)	100,000	109,842
5.25%, 01/15/26 (a)	250,000	285,730
Piedmont Operating Partnership LP
3.40%, 06/01/23 (a)	100,000	103,823
4.45%, 03/15/24 (a)	300,000	322,422
Public Storage
2.37%, 09/15/22 (a)	100,000	102,001
0.88%, 02/15/26 (a)	150,000	149,102
Realty Income Corp.
4.65%, 08/01/23 (a)	350,000	374,566
3.88%, 04/15/25 (a)	250,000	275,422
Sabra Health Care LP
4.80%, 06/01/24 (a)	100,000	109,476
5.13%, 08/15/26 (a)	150,000	169,241
Simon Property Group LP
2.75%, 02/01/23	100,000	102,819
2.75%, 06/01/23 (a)	250,000	259,075
3.75%, 02/01/24 (a)	100,000	106,936
2.00%, 09/13/24 (a)	300,000	310,893
3.38%, 10/01/24 (a)	300,000	322,233
3.50%, 09/01/25 (a)	350,000	381,972
3.30%, 01/15/26 (a)	100,000	108,508
Security Rate, Maturity Date	Face Amount ($)	Value ($)
SITE Centers Corp.
3.63%, 02/01/25 (a)	50,000	53,043
4.25%, 02/01/26 (a)	100,000	109,575
SL Green Operating Partnership LP
3.25%, 10/15/22 (a)	400,000	410,776
Ventas Realty LP
3.13%, 06/15/23	150,000	157,211
3.50%, 04/15/24 (a)	100,000	106,590
3.75%, 05/01/24 (a)	100,000	106,949
2.65%, 01/15/25 (a)	100,000	104,935
3.50%, 02/01/25 (a)	100,000	107,545
4.13%, 01/15/26 (a)	200,000	222,672
VEREIT Operating Partnership LP
4.60%, 02/06/24 (a)	100,000	108,374
4.63%, 11/01/25 (a)	250,000	283,425
Vornado Realty LP
3.50%, 01/15/25 (a)	100,000	106,610
2.15%, 06/01/26 (a)	100,000	102,426
Welltower, Inc.
4.50%, 01/15/24 (a)	300,000	324,012
3.63%, 03/15/24 (a)	250,000	267,067
4.00%, 06/01/25 (a)	300,000	330,105
WP Carey, Inc.
4.00%, 02/01/25 (a)	250,000	272,447
		14,974,398
		252,932,702

Industrial 13.5%
Basic Industry 0.5%
Air Products & Chemicals, Inc.
2.75%, 02/03/23	79,000	81,726
3.35%, 07/31/24 (a)	100,000	107,369
1.50%, 10/15/25 (a)	200,000	205,304
Albemarle Corp.
4.15%, 12/01/24 (a)	100,000	109,161
BHP Billiton Finance (USA) Ltd.
3.85%, 09/30/23	200,000	214,608
Celanese US Holdings LLC
3.50%, 05/08/24 (a)	100,000	106,849
1.40%, 08/05/26 (a)	150,000	149,745
Celulosa Arauco y Constitucion S.A.
4.50%, 08/01/24 (a)	200,000	216,144
DuPont de Nemours, Inc.
4.21%, 11/15/23 (a)	650,000	700,082
4.49%, 11/15/25 (a)	500,000	564,880
Eastman Chemical Co.
3.80%, 03/15/25 (a)	200,000	218,084
Ecolab, Inc.
2.38%, 08/10/22	100,000	101,859
3.25%, 01/14/23	100,000	103,495
EI du Pont de Nemours & Co.
1.70%, 07/15/25 (a)	100,000	102,682
FMC Corp.
4.10%, 02/01/24 (a)	100,000	106,938
International Paper Co.
3.80%, 01/15/26 (a)	100,000	111,118
Kinross Gold Corp.
5.95%, 03/15/24 (a)	350,000	389,266
Linde, Inc.
2.70%, 02/21/23 (a)	100,000	103,042
2.65%, 02/05/25 (a)	200,000	211,870
3.20%, 01/30/26 (a)	100,000	109,200

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
LYB International Finance BV
4.00%, 07/15/23	255,000	271,440
LYB International Finance III LLC
1.25%, 10/01/25 (a)	250,000	250,400
LyondellBasell Industries N.V.
5.75%, 04/15/24 (a)	250,000	279,157
Newmont Corp.
3.70%, 03/15/23 (a)	27,000	28,084
Nucor Corp.
4.13%, 09/15/22 (a)	50,000	51,500
4.00%, 08/01/23 (a)	100,000	105,985
2.00%, 06/01/25 (a)	200,000	207,352
Nutrien Ltd.
3.15%, 10/01/22 (a)	200,000	204,652
1.90%, 05/13/23	200,000	204,684
3.50%, 06/01/23 (a)	250,000	261,060
3.38%, 03/15/25 (a)	300,000	323,580
3.00%, 04/01/25 (a)	100,000	106,557
Packaging Corp. of America
4.50%, 11/01/23 (a)	300,000	322,734
3.65%, 09/15/24 (a)	100,000	107,868
PPG Industries, Inc.
3.20%, 03/15/23 (a)	100,000	104,002
2.40%, 08/15/24 (a)	100,000	104,825
1.20%, 03/15/26 (a)	200,000	200,188
Reliance Steel & Aluminum Co.
1.30%, 08/15/25 (a)	100,000	100,425
Rio Tinto Finance (USA) Ltd.
3.75%, 06/15/25 (a)	250,000	275,550
RPM International, Inc.
3.45%, 11/15/22 (a)	100,000	102,750
Southern Copper Corp.
3.88%, 04/23/25	250,000	272,572
Steel Dynamics, Inc.
2.80%, 12/15/24 (a)	150,000	158,153
2.40%, 06/15/25 (a)	100,000	104,351
The Dow Chemical Co.
4.55%, 11/30/25 (a)	150,000	170,651
3.63%, 05/15/26 (a)	200,000	221,562
The Mosaic Co.
3.25%, 11/15/22 (a)	250,000	257,792
4.25%, 11/15/23 (a)	200,000	214,084
The Sherwin-Williams Co.
3.13%, 06/01/24 (a)	100,000	106,385
3.45%, 08/01/25 (a)	200,000	217,782
3.95%, 01/15/26 (a)	100,000	111,272
Vale Overseas Ltd.
6.25%, 08/10/26	550,000	663,209
Westlake Chemical Corp.
0.88%, 08/15/24 (a)	150,000	150,104
WRKCo, Inc.
3.00%, 09/15/24 (a)	100,000	105,782
3.75%, 03/15/25 (a)	350,000	381,318
4.65%, 03/15/26 (a)	200,000	228,108
		10,989,340
Capital Goods 1.4%
3M Co.
1.75%, 02/14/23 (a)	200,000	204,180
2.25%, 03/15/23 (a)	150,000	154,242
3.25%, 02/14/24 (a)	350,000	372,974
2.00%, 02/14/25 (a)	100,000	104,052
2.65%, 04/15/25 (a)	350,000	371,997
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (a)	100,000	106,274
Amcor Finance USA, Inc.
3.63%, 04/28/26 (a)	100,000	109,975
Amphenol Corp.
3.20%, 04/01/24 (a)	100,000	105,862
Berry Global, Inc.
0.95%, 02/15/24 (a)(d)	400,000	401,372
1.57%, 01/15/26 (a)(d)	250,000	252,300
Carlisle Cos., Inc.
3.50%, 12/01/24 (a)	100,000	107,655
Carrier Global Corp.
2.24%, 02/15/25 (a)	700,000	729,071
Caterpillar Financial Services Corp.
1.90%, 09/06/22	300,000	305,169
1.95%, 11/18/22	200,000	204,174
2.55%, 11/29/22	125,000	128,615
0.25%, 03/01/23	300,000	300,015
2.63%, 03/01/23	100,000	103,519
3.45%, 05/15/23	150,000	157,992
0.65%, 07/07/23	350,000	352,331
0.45%, 09/14/23	400,000	401,156
3.75%, 11/24/23	100,000	107,553
3.65%, 12/07/23	100,000	107,384
0.45%, 05/17/24	300,000	299,601
2.85%, 05/17/24	100,000	106,270
3.30%, 06/09/24	100,000	107,600
2.15%, 11/08/24	200,000	209,678
3.25%, 12/01/24	100,000	108,622
1.45%, 05/15/25	200,000	204,714
0.80%, 11/13/25	400,000	399,532
0.90%, 03/02/26	150,000	150,081
Caterpillar, Inc.
3.40%, 05/15/24 (a)	100,000	107,223
CNH Industrial Capital LLC
1.95%, 07/02/23	250,000	256,180
4.20%, 01/15/24	50,000	53,931
1.88%, 01/15/26 (a)	200,000	204,608
CNH Industrial N.V.
4.50%, 08/15/23	100,000	107,267
Deere & Co.
2.75%, 04/15/25 (a)	250,000	266,432
Dover Corp.
3.15%, 11/15/25 (a)	200,000	215,548
Eaton Corp.
2.75%, 11/02/22	450,000	462,771
Emerson Electric Co.
2.63%, 02/15/23 (a)	200,000	205,804
Flowserve Corp.
3.50%, 09/15/22 (a)	100,000	102,150
4.00%, 11/15/23 (a)	100,000	106,038
Fortive Corp.
3.15%, 06/15/26 (a)	250,000	271,810
Fortune Brands Home & Security, Inc.
4.00%, 09/21/23 (a)	350,000	373,730
General Dynamics Corp.
2.25%, 11/15/22 (a)	300,000	305,745
3.38%, 05/15/23 (a)	300,000	315,069
1.88%, 08/15/23 (a)	200,000	205,464
3.25%, 04/01/25 (a)	325,000	351,227
1.15%, 06/01/26 (a)	150,000	151,659

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
General Electric Co.
3.38%, 03/11/24	150,000	160,292
3.45%, 05/15/24 (a)	250,000	266,685
5.55%, 01/05/26	250,000	295,575
Honeywell International, Inc.
2.15%, 08/08/22 (a)	200,000	203,418
3.35%, 12/01/23	50,000	53,322
2.30%, 08/15/24 (a)	150,000	157,878
1.35%, 06/01/25 (a)	300,000	306,144
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23 (a)(d)	150,000	150,081
Illinois Tool Works, Inc.
3.50%, 03/01/24 (a)	150,000	160,076
John Deere Capital Corp.
2.15%, 09/08/22	250,000	254,970
2.70%, 01/06/23	250,000	258,227
2.80%, 03/06/23	150,000	155,823
1.20%, 04/06/23	100,000	101,528
3.45%, 06/07/23	350,000	369,337
0.70%, 07/05/23	250,000	251,833
0.40%, 10/10/23	150,000	150,284
3.65%, 10/12/23	100,000	107,029
3.45%, 01/10/24	200,000	213,882
2.60%, 03/07/24	150,000	158,003
0.45%, 06/07/24	100,000	100,016
2.65%, 06/24/24	100,000	105,997
2.05%, 01/09/25	100,000	104,533
3.45%, 03/13/25	400,000	437,836
0.70%, 01/15/26	300,000	297,768
1.05%, 06/17/26	250,000	250,483
Johnson Controls International PLC
3.63%, 07/02/24 (a)	100,000	107,345
3.90%, 02/14/26 (a)	200,000	222,012
L3Harris Technologies, Inc.
3.85%, 06/15/23 (a)	100,000	105,807
3.83%, 04/27/25 (a)	400,000	438,124
Lennox International, Inc.
1.35%, 08/01/25 (a)	250,000	252,010
Lockheed Martin Corp.
3.10%, 01/15/23 (a)	200,000	206,704
2.90%, 03/01/25 (a)	100,000	106,813
3.55%, 01/15/26 (a)	500,000	553,230
Martin Marietta Materials, Inc.
0.65%, 07/15/23 (a)	150,000	150,349
4.25%, 07/02/24 (a)	150,000	163,436
Mohawk Industries, Inc.
3.85%, 02/01/23 (a)	200,000	207,928
Northrop Grumman Corp.
3.25%, 08/01/23	150,000	158,073
2.93%, 01/15/25 (a)	500,000	531,740
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	450,000	466,515
Owens Corning
3.40%, 08/15/26 (a)	150,000	163,153
Parker-Hannifin Corp.
3.50%, 09/15/22	50,000	51,587
2.70%, 06/14/24 (a)	250,000	262,740
3.30%, 11/21/24 (a)	50,000	53,714
Precision Castparts Corp.
2.50%, 01/15/23 (a)	100,000	102,564
3.25%, 06/15/25 (a)	250,000	271,310
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Raytheon Technologies Corp.
3.70%, 12/15/23 (a)	150,000	159,897
3.20%, 03/15/24 (a)	300,000	318,735
3.95%, 08/16/25 (a)	350,000	388,136
Republic Services, Inc.
4.75%, 05/15/23 (a)	109,000	115,823
2.50%, 08/15/24 (a)	200,000	210,064
3.20%, 03/15/25 (a)	100,000	107,503
0.88%, 11/15/25 (a)	250,000	248,013
Rockwell Automation, Inc.
0.35%, 08/15/23 (a)	150,000	150,034
2.88%, 03/01/25 (a)	100,000	106,305
Roper Technologies, Inc.
3.65%, 09/15/23 (a)	300,000	318,645
2.35%, 09/15/24 (a)	100,000	104,701
1.00%, 09/15/25 (a)	250,000	249,565
Stanley Black & Decker, Inc.
4.00%, 03/15/60 (a)(b)	325,000	349,047
Teledyne Technologies, Inc.
0.65%, 04/01/23	100,000	100,048
0.95%, 04/01/24 (a)	150,000	150,198
1.60%, 04/01/26 (a)	100,000	101,283
Textron, Inc.
4.30%, 03/01/24 (a)	350,000	377,426
The Boeing Co.
1.17%, 02/04/23 (a)	350,000	350,934
2.80%, 03/01/23 (a)	50,000	51,565
4.51%, 05/01/23 (a)	630,000	667,932
1.88%, 06/15/23 (a)	100,000	101,844
1.95%, 02/01/24	400,000	410,216
1.43%, 02/04/24 (a)	750,000	751,875
2.80%, 03/01/24 (a)	600,000	625,284
4.88%, 05/01/25 (a)	900,000	1,006,560
2.75%, 02/01/26 (a)	350,000	365,956
2.20%, 02/04/26 (a)	1,450,000	1,461,875
3.10%, 05/01/26 (a)	150,000	159,180
The Timken Co.
3.88%, 09/01/24 (a)	150,000	160,904
Trane Technologies Global Holding Co., Ltd.
4.25%, 06/15/23	200,000	213,140
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	100,000	107,917
Vontier Corp.
1.80%, 04/01/26 (a)(d)	150,000	150,372
Vulcan Materials Co.
4.50%, 04/01/25 (a)	100,000	111,345
Waste Management, Inc.
2.90%, 09/15/22 (a)	150,000	153,105
2.40%, 05/15/23 (a)	100,000	103,131
3.13%, 03/01/25 (a)	100,000	107,441
0.75%, 11/15/25 (a)	200,000	198,570
Westinghouse Air Brake Technologies Corp.
4.40%, 03/15/24 (a)(e)(f)	200,000	215,888
3.20%, 06/15/25 (a)	100,000	106,697
WW Grainger, Inc.
1.85%, 02/15/25 (a)	100,000	103,374
		31,723,318
Communications 1.2%
American Tower Corp.
3.50%, 01/31/23	300,000	312,993
3.00%, 06/15/23	400,000	417,560
0.60%, 01/15/24	250,000	249,938
5.00%, 02/15/24	100,000	110,262

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.38%, 05/15/24 (a)	100,000	106,786
2.95%, 01/15/25 (a)	100,000	106,149
2.40%, 03/15/25 (a)	500,000	522,110
4.40%, 02/15/26 (a)	150,000	169,148
1.60%, 04/15/26 (a)	100,000	101,087
AT&T, Inc.
2.63%, 12/01/22 (a)	250,000	255,803
4.05%, 12/15/23	100,000	108,028
3.90%, 03/11/24 (a)	100,000	107,402
0.90%, 03/25/24 (a)	600,000	601,284
4.45%, 04/01/24 (a)	350,000	380,947
3.95%, 01/15/25 (a)	150,000	165,152
3.40%, 05/15/25 (a)	750,000	814,575
3.60%, 07/15/25 (a)	300,000	328,347
4.13%, 02/17/26 (a)	500,000	560,215
1.70%, 03/25/26 (a)	600,000	608,190
British Telecommunications PLC
4.50%, 12/04/23 (a)	200,000	216,516
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	150,000	158,067
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%, 02/01/24 (a)	250,000	271,512
4.91%, 07/23/25 (a)	1,250,000	1,415,837
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	250,000	277,687
Comcast Corp.
3.60%, 03/01/24	400,000	430,712
3.70%, 04/15/24 (a)	650,000	702,019
3.38%, 02/15/25 (a)	150,000	162,266
3.10%, 04/01/25 (a)	300,000	322,608
3.38%, 08/15/25 (a)	500,000	544,705
3.95%, 10/15/25 (a)	750,000	836,782
3.15%, 03/01/26 (a)	600,000	652,530
Crown Castle International Corp.
3.15%, 07/15/23 (a)	300,000	314,238
3.20%, 09/01/24 (a)	100,000	106,742
1.35%, 07/15/25 (a)	200,000	201,684
4.45%, 02/15/26 (a)	250,000	281,712
3.70%, 06/15/26 (a)	200,000	220,288
1.05%, 07/15/26 (a)	300,000	295,482
Discovery Communications LLC
2.95%, 03/20/23 (a)	229,000	237,198
3.80%, 03/13/24 (a)	200,000	213,834
3.90%, 11/15/24 (a)	200,000	216,866
3.45%, 03/15/25 (a)	50,000	53,679
4.90%, 03/11/26 (a)	200,000	228,222
Fox Corp.
4.03%, 01/25/24 (a)	300,000	323,289
3.05%, 04/07/25 (a)	250,000	267,445
Grupo Televisa S.A.B.
6.63%, 03/18/25	100,000	118,055
4.63%, 01/30/26 (a)	200,000	223,378
Omnicom Group, Inc./Omnicom Capital, Inc.
3.65%, 11/01/24 (a)	200,000	216,886
3.60%, 04/15/26 (a)	350,000	387,124
Rogers Communications, Inc.
3.00%, 03/15/23 (a)	225,000	232,286
4.10%, 10/01/23 (a)	250,000	266,118
3.63%, 12/15/25 (a)	150,000	164,726
T-Mobile USA, Inc.
3.50%, 04/15/25 (a)	800,000	865,176
1.50%, 02/15/26 (a)	250,000	252,083
The Bell Telephone Co of Canada
0.75%, 03/17/24	100,000	100,409
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Walt Disney Co.
1.65%, 09/01/22	150,000	152,154
3.00%, 09/15/22	200,000	205,688
1.75%, 08/30/24 (a)	550,000	569,431
3.70%, 09/15/24 (a)	100,000	108,582
3.35%, 03/24/25	575,000	625,128
1.75%, 01/13/26	500,000	516,720
Time Warner Entertainment Co. LP
8.38%, 03/15/23	150,000	167,777
TWDC Enterprises 18 Corp.
2.35%, 12/01/22	200,000	205,176
3.15%, 09/17/25	200,000	217,488
3.00%, 02/13/26	150,000	162,504
1.85%, 07/30/26	300,000	311,286
Verizon Communications, Inc.
4.15%, 03/15/24 (a)	100,000	108,283
0.75%, 03/22/24	500,000	502,120
3.50%, 11/01/24 (a)	350,000	378,458
3.38%, 02/15/25	800,000	866,920
0.85%, 11/20/25 (a)	500,000	496,335
1.45%, 03/20/26 (a)	700,000	709,667
2.63%, 08/15/26	450,000	478,920
ViacomCBS, Inc.
3.88%, 04/01/24 (a)	100,000	107,164
3.70%, 08/15/24 (a)	200,000	215,386
4.75%, 05/15/25 (a)	600,000	677,406
Vodafone Group PLC
2.50%, 09/26/22	200,000	204,558
2.95%, 02/19/23	250,000	259,218
3.75%, 01/16/24	300,000	323,235
4.13%, 05/30/25	250,000	278,472
Weibo Corp.
3.50%, 07/05/24 (a)	200,000	209,448
WPP Finance 2010
3.75%, 09/19/24	100,000	108,780
		26,970,441
Consumer Cyclical 2.0%
Alibaba Group Holding Ltd.
2.80%, 06/06/23 (a)	200,000	207,626
3.60%, 11/28/24 (a)	600,000	647,274
Amazon.com, Inc.
2.50%, 11/29/22 (a)	100,000	102,254
2.40%, 02/22/23 (a)	250,000	257,608
0.25%, 05/12/23	150,000	150,138
0.40%, 06/03/23	500,000	501,280
0.45%, 05/12/24	650,000	650,455
2.80%, 08/22/24 (a)	550,000	585,447
3.80%, 12/05/24 (a)	250,000	274,257
0.80%, 06/03/25 (a)	200,000	200,538
5.20%, 12/03/25 (a)	350,000	409,731
1.00%, 05/12/26 (a)	750,000	754,012
American Honda Finance Corp.
2.60%, 11/16/22	350,000	359,761
2.05%, 01/10/23	250,000	256,033
1.95%, 05/10/23	150,000	153,986
0.88%, 07/07/23	250,000	252,245
0.65%, 09/08/23	450,000	452,511
3.63%, 10/10/23	100,000	106,684
3.55%, 01/12/24	150,000	160,385
2.90%, 02/16/24	250,000	264,065
2.40%, 06/27/24	200,000	209,768
0.55%, 07/12/24	100,000	99,762
2.15%, 09/10/24	200,000	208,606

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.20%, 07/08/25	250,000	252,438
1.00%, 09/10/25	250,000	250,578
Aptiv Corp.
4.15%, 03/15/24 (a)	100,000	107,863
Aptiv PLC
4.25%, 01/15/26 (a)	100,000	112,616
AutoNation, Inc.
3.50%, 11/15/24 (a)	100,000	107,420
AutoZone, Inc.
3.13%, 07/15/23 (a)	250,000	260,947
3.13%, 04/18/24 (a)	100,000	106,197
3.63%, 04/15/25 (a)	300,000	326,742
Block Financial LLC
5.50%, 11/01/22 (a)	300,000	309,663
5.25%, 10/01/25 (a)	100,000	114,314
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	100,000	103,582
3.60%, 06/01/26 (a)	300,000	332,424
BorgWarner, Inc.
3.38%, 03/15/25 (a)	50,000	53,916
CBRE Services, Inc.
4.88%, 03/01/26 (a)	200,000	230,434
Costco Wholesale Corp.
2.75%, 05/18/24 (a)	350,000	370,555
Cummins, Inc.
0.75%, 09/01/25 (a)	300,000	299,055
D.R. Horton, Inc.
4.38%, 09/15/22 (a)	100,000	103,005
4.75%, 02/15/23 (a)	50,000	52,476
2.50%, 10/15/24 (a)	300,000	314,697
2.60%, 10/15/25 (a)	50,000	52,830
Dollar General Corp.
3.25%, 04/15/23 (a)	350,000	363,615
4.15%, 11/01/25 (a)	100,000	111,751
Dollar Tree, Inc.
3.70%, 05/15/23 (a)	350,000	368,081
4.00%, 05/15/25 (a)	200,000	219,758
eBay, Inc.
2.75%, 01/30/23 (a)	150,000	154,754
3.45%, 08/01/24 (a)	300,000	322,146
1.90%, 03/11/25 (a)	250,000	258,693
1.40%, 05/10/26 (a)	200,000	201,888
Expedia Group, Inc.
3.60%, 12/15/23 (a)	250,000	265,267
4.50%, 08/15/24 (a)	50,000	54,500
5.00%, 02/15/26 (a)	200,000	226,094
General Motors Co.
4.88%, 10/02/23	200,000	216,932
5.40%, 10/02/23	450,000	492,592
6.13%, 10/01/25 (a)	500,000	590,280
General Motors Financial Co., Inc.
3.25%, 01/05/23 (a)	250,000	258,430
5.20%, 03/20/23	500,000	534,105
3.70%, 05/09/23 (a)	350,000	365,956
4.25%, 05/15/23	200,000	212,018
4.15%, 06/19/23 (a)	100,000	105,846
1.70%, 08/18/23	350,000	357,122
5.10%, 01/17/24 (a)	400,000	438,116
3.95%, 04/13/24 (a)	350,000	375,504
3.50%, 11/07/24 (a)	350,000	375,046
4.00%, 01/15/25 (a)	200,000	217,520
2.90%, 02/26/25 (a)	400,000	422,780
4.35%, 04/09/25 (a)	250,000	275,750
2.75%, 06/20/25 (a)	250,000	262,935
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.30%, 07/13/25 (a)	400,000	441,720
1.25%, 01/08/26 (a)	350,000	347,672
5.25%, 03/01/26 (a)	350,000	403,000
1.50%, 06/10/26 (a)	350,000	350,238
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	100,000	108,540
3.35%, 09/01/24 (a)	200,000	211,578
5.25%, 06/01/25 (a)	150,000	168,537
5.38%, 04/15/26 (a)	200,000	229,490
Hyatt Hotels Corp.
3.38%, 07/15/23 (a)	100,000	103,975
5.38%, 04/23/25 (a)	100,000	111,741
4.85%, 03/15/26 (a)	100,000	111,690
JD.com, Inc.
3.88%, 04/29/26	200,000	219,524
Kohl's Corp.
4.25%, 07/17/25 (a)	100,000	109,507
Las Vegas Sands Corp.
3.20%, 08/08/24 (a)	400,000	416,560
2.90%, 06/25/25 (a)	200,000	206,598
Lennar Corp.
4.88%, 12/15/23 (a)	350,000	379,197
4.50%, 04/30/24 (a)	150,000	163,041
4.75%, 05/30/25 (a)	200,000	223,868
Lowe's Cos., Inc.
3.88%, 09/15/23 (a)	300,000	318,783
3.13%, 09/15/24 (a)	200,000	213,724
4.00%, 04/15/25 (a)	175,000	192,847
2.50%, 04/15/26 (a)	400,000	425,580
Magna International, Inc.
3.63%, 06/15/24 (a)	100,000	107,966
4.15%, 10/01/25 (a)	250,000	279,925
Marriott International, Inc.
4.15%, 12/01/23 (a)	200,000	213,568
3.60%, 04/15/24 (a)	250,000	266,765
5.75%, 05/01/25 (a)	450,000	517,203
3.13%, 06/15/26 (a)	200,000	213,946
McDonald's Corp.
3.35%, 04/01/23 (a)	300,000	313,359
3.25%, 06/10/24	100,000	107,111
3.38%, 05/26/25 (a)	150,000	162,533
3.30%, 07/01/25 (a)	200,000	216,932
1.45%, 09/01/25 (a)	150,000	153,068
3.70%, 01/30/26 (a)	500,000	554,040
NIKE, Inc.
2.25%, 05/01/23 (a)	100,000	102,862
2.40%, 03/27/25 (a)	150,000	158,946
NVR, Inc.
3.95%, 09/15/22 (a)	100,000	102,826
O'Reilly Automotive, Inc.
3.55%, 03/15/26 (a)	150,000	165,654
PACCAR Financial Corp.
1.90%, 02/07/23	150,000	153,441
2.65%, 04/06/23	250,000	259,415
0.35%, 08/11/23	200,000	200,226
0.35%, 02/02/24	100,000	99,739
2.15%, 08/15/24	100,000	104,479
1.80%, 02/06/25	200,000	207,030
PulteGroup, Inc.
5.50%, 03/01/26 (a)	150,000	175,535
PVH Corp.
4.63%, 07/10/25 (a)(d)	250,000	278,210

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Ross Stores, Inc.
4.60%, 04/15/25 (a)	200,000	224,276
0.88%, 04/15/26 (a)	150,000	147,678
Sands China Ltd.
4.60%, 08/08/23 (a)	400,000	423,228
5.13%, 08/08/25 (a)	500,000	556,995
3.80%, 01/08/26 (a)	400,000	425,252
Starbucks Corp.
3.10%, 03/01/23 (a)	200,000	207,786
3.85%, 10/01/23 (a)	100,000	106,288
3.80%, 08/15/25 (a)	300,000	331,539
2.45%, 06/15/26 (a)	150,000	158,984
Stellantis N.V.
5.25%, 04/15/23	500,000	535,760
Tapestry, Inc.
4.25%, 04/01/25 (a)	200,000	216,840
Target Corp.
3.50%, 07/01/24	200,000	216,928
2.25%, 04/15/25 (a)	400,000	420,676
2.50%, 04/15/26	250,000	268,777
The Home Depot, Inc.
2.70%, 04/01/23 (a)	225,000	232,391
3.75%, 02/15/24 (a)	200,000	214,642
3.35%, 09/15/25 (a)	300,000	328,464
3.00%, 04/01/26 (a)	400,000	435,080
The TJX Cos., Inc.
2.50%, 05/15/23 (a)	100,000	103,265
Toyota Motor Corp.
0.68%, 03/25/24 (a)	400,000	401,340
2.36%, 07/02/24	100,000	104,973
1.34%, 03/25/26 (a)	300,000	304,053
Toyota Motor Credit Corp.
2.15%, 09/08/22	150,000	152,945
0.35%, 10/14/22	300,000	300,504
2.63%, 01/10/23	300,000	309,654
2.70%, 01/11/23	500,000	516,450
2.90%, 03/30/23	650,000	676,702
0.50%, 08/14/23	450,000	451,624
1.35%, 08/25/23	200,000	203,938
3.45%, 09/20/23	350,000	371,959
2.25%, 10/18/23	100,000	103,869
0.45%, 01/11/24	200,000	199,930
2.90%, 04/17/24	100,000	106,098
2.00%, 10/07/24	200,000	208,164
1.80%, 02/13/25	300,000	309,567
3.00%, 04/01/25	350,000	375,669
3.40%, 04/14/25	150,000	163,470
0.80%, 10/16/25	350,000	347,882
0.80%, 01/09/26	100,000	98,997
1.13%, 06/18/26	200,000	200,728
VF Corp.
2.40%, 04/23/25 (a)	150,000	157,182
Walgreen Co.
3.10%, 09/15/22	250,000	257,023
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24 (a)	400,000	434,488
3.45%, 06/01/26 (a)	250,000	273,115
Walmart, Inc.
2.35%, 12/15/22 (a)	250,000	256,513
2.55%, 04/11/23 (a)	300,000	309,675
3.40%, 06/26/23 (a)	850,000	896,648
3.30%, 04/22/24 (a)	350,000	373,887
2.85%, 07/08/24 (a)	450,000	479,340
2.65%, 12/15/24 (a)	300,000	319,908
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.55%, 06/26/25 (a)	300,000	330,366
3.05%, 07/08/26 (a)	400,000	438,284
		45,735,640
Consumer Non-Cyclical 3.2%
Abbott Laboratories
3.40%, 11/30/23 (a)	450,000	477,855
2.95%, 03/15/25 (a)	245,000	262,542
AbbVie, Inc.
3.25%, 10/01/22 (a)	400,000	409,672
2.90%, 11/06/22	850,000	875,151
3.20%, 11/06/22 (a)	180,000	185,148
2.30%, 11/21/22	700,000	716,177
2.85%, 05/14/23 (a)	150,000	155,556
3.75%, 11/14/23 (a)	400,000	427,096
3.85%, 06/15/24 (a)	250,000	269,960
2.60%, 11/21/24 (a)	1,000,000	1,054,620
3.80%, 03/15/25 (a)	800,000	872,560
3.60%, 05/14/25 (a)	1,000,000	1,087,890
3.20%, 05/14/26 (a)	550,000	597,278
Agilent Technologies, Inc.
3.88%, 07/15/23 (a)	275,000	290,438
Altria Group, Inc.
4.00%, 01/31/24	200,000	216,386
3.80%, 02/14/24 (a)	250,000	268,292
2.35%, 05/06/25 (a)	200,000	208,686
4.40%, 02/14/26 (a)	200,000	226,156
AmerisourceBergen Corp.
0.74%, 03/15/23 (a)	400,000	400,640
3.40%, 05/15/24 (a)	150,000	159,483
3.25%, 03/01/25 (a)	97,000	103,869
Amgen, Inc.
2.25%, 08/19/23 (a)	250,000	258,410
3.63%, 05/22/24 (a)	250,000	268,420
1.90%, 02/21/25 (a)	300,000	309,921
3.13%, 05/01/25 (a)	200,000	214,420
2.60%, 08/19/26 (a)	300,000	319,450
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26 (a)	800,000	884,160
Anheuser-Busch InBev Finance, Inc.
3.65%, 02/01/26 (a)	500,000	551,810
Archer-Daniels-Midland Co.
2.75%, 03/27/25 (a)	100,000	106,194
2.50%, 08/11/26 (a)	250,000	266,240
Astrazeneca Finance LLC
0.70%, 05/28/24 (a)	500,000	500,755
1.20%, 05/28/26 (a)	250,000	251,210
AstraZeneca PLC
0.30%, 05/26/23	250,000	249,823
3.50%, 08/17/23 (a)	200,000	211,782
3.38%, 11/16/25	500,000	548,120
0.70%, 04/08/26 (a)	400,000	393,308
BAT Capital Corp.
3.22%, 08/15/24 (a)	650,000	690,027
2.79%, 09/06/24 (a)	150,000	157,587
BAT International Finance PLC
1.67%, 03/25/26 (a)	400,000	402,760
Baxalta, Inc.
4.00%, 06/23/25 (a)	200,000	220,512
Becton Dickinson & Co.
3.36%, 06/06/24 (a)	500,000	534,070
3.73%, 12/15/24 (a)	400,000	434,320

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Biogen, Inc.
3.63%, 09/15/22	150,000	155,100
4.05%, 09/15/25 (a)	500,000	555,960
Boston Scientific Corp.
3.45%, 03/01/24 (a)	200,000	213,148
3.85%, 05/15/25	250,000	275,787
1.90%, 06/01/25 (a)	200,000	206,420
3.75%, 03/01/26 (a)	150,000	166,185
Bristol-Myers Squibb Co.
2.75%, 02/15/23 (a)	350,000	361,851
3.25%, 02/20/23 (a)	337,000	350,847
0.54%, 11/13/23 (a)	400,000	400,144
2.90%, 07/26/24 (a)	700,000	746,389
3.88%, 08/15/25 (a)	550,000	610,109
0.75%, 11/13/25 (a)	200,000	199,234
3.20%, 06/15/26 (a)	500,000	548,875
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (a)	100,000	102,546
4.35%, 03/15/24 (a)	100,000	108,450
1.63%, 08/17/25 (a)	250,000	254,118
3.25%, 08/15/26 (a)	100,000	108,348
Campbell Soup Co.
3.65%, 03/15/23 (a)	300,000	313,788
3.95%, 03/15/25 (a)	150,000	164,733
3.30%, 03/19/25 (a)	100,000	107,594
Cardinal Health, Inc.
3.20%, 03/15/23	200,000	208,288
3.08%, 06/15/24 (a)	250,000	264,947
3.75%, 09/15/25 (a)	150,000	164,693
Cigna Corp.
3.05%, 11/30/22 (a)	100,000	103,143
3.00%, 07/15/23 (a)	400,000	417,560
3.75%, 07/15/23 (a)	348,000	368,525
3.50%, 06/15/24 (a)	97,000	103,945
3.25%, 04/15/25 (a)	300,000	323,109
4.13%, 11/15/25 (a)	500,000	559,070
4.50%, 02/25/26 (a)	300,000	340,602
1.25%, 03/15/26 (a)	250,000	251,608
Colgate-Palmolive Co.
2.25%, 11/15/22	100,000	102,434
2.10%, 05/01/23	100,000	103,000
3.25%, 03/15/24	300,000	321,384
CommonSpirit Health
2.95%, 11/01/22	100,000	102,799
2.76%, 10/01/24 (a)	150,000	158,040
1.55%, 10/01/25 (a)	300,000	304,086
Conagra Brands, Inc.
3.20%, 01/25/23 (a)	78,000	80,479
4.30%, 05/01/24 (a)	200,000	217,978
4.60%, 11/01/25 (a)	300,000	338,973
Constellation Brands, Inc.
3.20%, 02/15/23 (a)	250,000	259,532
4.25%, 05/01/23	350,000	371,017
4.75%, 11/15/24	150,000	167,915
4.40%, 11/15/25 (a)	150,000	169,208
CVS Health Corp.
2.75%, 12/01/22 (a)	450,000	460,849
3.70%, 03/09/23 (a)	750,000	785,407
3.38%, 08/12/24 (a)	100,000	107,025
2.63%, 08/15/24 (a)	100,000	105,424
4.10%, 03/25/25 (a)	400,000	441,252
3.88%, 07/20/25 (a)	700,000	770,875
2.88%, 06/01/26 (a)	500,000	537,225
Security Rate, Maturity Date	Face Amount ($)	Value ($)
DH Europe Finance II Sarl
2.05%, 11/15/22	200,000	204,276
2.20%, 11/15/24 (a)	300,000	313,425
Diageo Capital PLC
2.63%, 04/29/23 (a)	350,000	361,501
3.50%, 09/18/23 (a)	200,000	212,354
2.13%, 10/24/24 (a)	200,000	209,196
1.38%, 09/29/25 (a)	200,000	203,338
Diageo Investment Corp.
8.00%, 09/15/22	50,000	53,995
General Mills, Inc.
2.60%, 10/12/22 (a)	200,000	204,566
3.70%, 10/17/23 (a)	250,000	266,290
3.65%, 02/15/24 (a)	150,000	160,161
4.00%, 04/17/25 (a)	100,000	110,524
Gilead Sciences, Inc.
3.25%, 09/01/22 (a)	200,000	205,042
2.50%, 09/01/23 (a)	200,000	207,760
0.75%, 09/29/23 (a)	650,000	650,175
3.70%, 04/01/24 (a)	250,000	267,942
3.50%, 02/01/25 (a)	500,000	541,390
3.65%, 03/01/26 (a)	750,000	827,415
GlaxoSmithKline Capital PLC
0.53%, 10/01/23 (a)	400,000	400,824
3.00%, 06/01/24 (a)	200,000	212,768
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	200,000	207,772
3.38%, 05/15/23	500,000	526,135
3.63%, 05/15/25	250,000	275,150
Hasbro, Inc.
2.60%, 11/19/22	300,000	308,325
3.00%, 11/19/24 (a)	100,000	106,315
HCA, Inc.
4.75%, 05/01/23	400,000	426,596
5.00%, 03/15/24	550,000	605,517
5.25%, 04/15/25	300,000	342,588
5.25%, 06/15/26 (a)	500,000	578,560
Hormel Foods Corp.
0.65%, 06/03/24 (a)	250,000	250,450
Johnson & Johnson
2.05%, 03/01/23 (a)	300,000	307,233
2.63%, 01/15/25 (a)	100,000	106,266
0.55%, 09/01/25 (a)	400,000	396,788
2.45%, 03/01/26 (a)	500,000	533,360
Kellogg Co.
2.65%, 12/01/23	150,000	157,277
3.25%, 04/01/26	200,000	218,616
Keurig Dr Pepper, Inc.
4.06%, 05/25/23 (a)	251,000	266,261
3.13%, 12/15/23 (a)	100,000	105,570
0.75%, 03/15/24 (a)	200,000	200,238
4.42%, 05/25/25 (a)	450,000	503,779
Kimberly-Clark Corp.
3.05%, 08/15/25	150,000	163,034
2.75%, 02/15/26	100,000	108,291
Laboratory Corp. of America Holdings
4.00%, 11/01/23 (a)	55,000	58,522
3.25%, 09/01/24 (a)	250,000	266,780
2.30%, 12/01/24 (a)	100,000	104,468
3.60%, 02/01/25 (a)	150,000	161,546
McCormick & Co., Inc.
3.15%, 08/15/24 (a)	250,000	266,470
0.90%, 02/15/26 (a)	200,000	197,796

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
McKesson Corp.
2.70%, 12/15/22 (a)	200,000	204,756
2.85%, 03/15/23 (a)	150,000	154,622
3.80%, 03/15/24 (a)	150,000	160,845
0.90%, 12/03/25 (a)	200,000	198,038
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (a)	200,000	224,508
Medtronic, Inc.
3.50%, 03/15/25	420,000	458,997
Merck & Co., Inc.
2.40%, 09/15/22 (a)	250,000	254,348
2.80%, 05/18/23	500,000	521,075
2.90%, 03/07/24 (a)	100,000	105,849
2.75%, 02/10/25 (a)	600,000	638,718
0.75%, 02/24/26 (a)	250,000	248,843
Molson Coors Beverage Co.
3.00%, 07/15/26 (a)	600,000	645,066
Mondelez International, Inc.
1.50%, 05/04/25 (a)	100,000	101,911
3.63%, 02/13/26 (a)	100,000	110,436
Mylan, Inc.
4.20%, 11/29/23 (a)	150,000	160,349
Novartis Capital Corp.
2.40%, 09/21/22	350,000	358,127
3.40%, 05/06/24	600,000	645,924
1.75%, 02/14/25 (a)	300,000	309,849
3.00%, 11/20/25 (a)	550,000	595,985
PeaceHealth Obligated Group
1.38%, 11/15/25 (a)	250,000	253,880
PepsiCo, Inc.
2.75%, 03/01/23	400,000	415,384
0.75%, 05/01/23	250,000	252,225
0.40%, 10/07/23	200,000	200,710
3.60%, 03/01/24 (a)	350,000	374,927
2.25%, 03/19/25 (a)	400,000	420,488
2.75%, 04/30/25 (a)	150,000	160,208
3.50%, 07/17/25 (a)	200,000	219,438
2.85%, 02/24/26 (a)	200,000	216,304
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (a)	200,000	213,782
4.38%, 03/15/26 (a)	200,000	218,102
Pfizer, Inc.
3.00%, 06/15/23	400,000	419,360
3.20%, 09/15/23 (a)	300,000	316,824
2.95%, 03/15/24 (a)	150,000	159,144
3.40%, 05/15/24	150,000	161,765
0.80%, 05/28/25 (a)	250,000	250,510
2.75%, 06/03/26	300,000	325,872
Philip Morris International, Inc.
2.50%, 11/02/22 (a)	150,000	153,644
2.63%, 03/06/23	250,000	258,960
1.13%, 05/01/23	250,000	253,315
2.13%, 05/10/23 (a)	300,000	308,187
2.88%, 05/01/24 (a)	200,000	211,704
3.25%, 11/10/24	200,000	216,084
1.50%, 05/01/25 (a)	250,000	255,022
3.38%, 08/11/25 (a)	200,000	217,582
0.88%, 05/01/26 (a)	150,000	148,337
Quest Diagnostics, Inc.
3.50%, 03/30/25 (a)	150,000	162,390
3.45%, 06/01/26 (a)	200,000	219,308
Reynolds American, Inc.
4.85%, 09/15/23	100,000	108,744
4.45%, 06/12/25 (a)	700,000	776,335
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Royalty Pharma PLC
0.75%, 09/02/23	250,000	251,165
1.20%, 09/02/25 (a)	350,000	349,555
Sanofi
3.38%, 06/19/23 (a)	150,000	157,962
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	650,000	678,749
Stryker Corp.
0.60%, 12/01/23 (a)	200,000	200,036
3.38%, 05/15/24 (a)	100,000	106,995
1.15%, 06/15/25 (a)	250,000	251,498
3.38%, 11/01/25 (a)	200,000	218,066
3.50%, 03/15/26 (a)	250,000	274,802
Sutter Health
1.32%, 08/15/25 (a)	150,000	151,734
Sysco Corp.
3.55%, 03/15/25 (a)	100,000	108,682
5.65%, 04/01/25 (a)	350,000	403,889
3.75%, 10/01/25 (a)	200,000	220,050
3.30%, 07/15/26 (a)	300,000	326,313
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23 (a)	400,000	432,316
The Clorox Co.
3.05%, 09/15/22 (a)	200,000	204,280
3.50%, 12/15/24 (a)	200,000	216,696
The Coca-Cola Co.
1.75%, 09/06/24	300,000	312,300
The Estee Lauder Cos., Inc.
2.00%, 12/01/24 (a)	150,000	156,906
The Hershey Co.
3.38%, 05/15/23 (a)	150,000	157,404
0.90%, 06/01/25 (a)	100,000	100,369
The JM Smucker Co.
3.50%, 03/15/25	200,000	217,542
The Kroger Co.
4.00%, 02/01/24 (a)	200,000	214,660
3.50%, 02/01/26 (a)	200,000	220,442
The Procter & Gamble Co.
2.15%, 08/11/22	300,000	305,649
0.55%, 10/29/25	350,000	347,581
1.00%, 04/23/26	250,000	251,618
Thermo Fisher Scientific, Inc.
4.13%, 03/25/25 (a)	200,000	221,096
Tyson Foods, Inc.
3.90%, 09/28/23 (a)	100,000	106,775
3.95%, 08/15/24 (a)	300,000	325,650
4.00%, 03/01/26 (a)	250,000	279,367
Unilever Capital Corp.
0.38%, 09/14/23	250,000	250,528
3.25%, 03/07/24 (a)	150,000	160,049
2.60%, 05/05/24 (a)	300,000	315,675
3.38%, 03/22/25 (a)	200,000	217,680
3.10%, 07/30/25	200,000	216,970
UPMC
1.80%, 04/15/26 (a)	100,000	101,537
Utah Acquisition Sub, Inc.
3.95%, 06/15/26 (a)	500,000	554,300
Viatris, Inc.
1.65%, 06/22/25 (a)(d)	250,000	254,100
Whirlpool Corp.
4.00%, 03/01/24	100,000	108,135
Wyeth LLC
6.45%, 02/01/24	100,000	114,181

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Zimmer Biomet Holdings, Inc.
3.70%, 03/19/23 (a)	100,000	104,630
3.55%, 04/01/25 (a)	450,000	486,661
3.05%, 01/15/26 (a)	200,000	215,396
Zoetis, Inc.
3.25%, 02/01/23 (a)	300,000	310,107
4.50%, 11/13/25 (a)	250,000	283,557
		70,791,851
Energy 2.0%
Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/22 (a)	400,000	412,004
Boardwalk Pipelines LP
4.95%, 12/15/24 (a)	100,000	111,397
BP Capital Markets America, Inc.
2.94%, 04/06/23	400,000	416,340
2.75%, 05/10/23	450,000	468,364
3.22%, 11/28/23 (a)	450,000	475,722
3.79%, 02/06/24 (a)	200,000	214,754
3.22%, 04/14/24 (a)	100,000	106,285
3.19%, 04/06/25 (a)	350,000	376,313
3.80%, 09/21/25 (a)	500,000	552,620
3.41%, 02/11/26 (a)	100,000	109,460
BP Capital Markets PLC
3.81%, 02/10/24	250,000	269,548
3.54%, 11/04/24	100,000	108,447
3.51%, 03/17/25	300,000	326,661
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	250,000	257,945
3.80%, 04/15/24 (a)	100,000	106,921
3.90%, 02/01/25 (a)	200,000	216,860
2.05%, 07/15/25 (a)	250,000	257,490
Cenovus Energy, Inc.
4.00%, 04/15/24 (a)	100,000	106,974
5.38%, 07/15/25 (a)	400,000	454,240
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (a)	300,000	340,974
5.88%, 03/31/25 (a)	500,000	568,645
Chevron Corp.
2.36%, 12/05/22 (a)	500,000	510,800
1.14%, 05/11/23	500,000	507,505
2.57%, 05/16/23 (a)	150,000	155,109
3.19%, 06/24/23 (a)	250,000	261,410
2.90%, 03/03/24 (a)	150,000	158,577
1.55%, 05/11/25 (a)	700,000	718,480
3.33%, 11/17/25 (a)	300,000	328,410
2.95%, 05/16/26 (a)	500,000	542,230
Chevron USA, Inc.
0.43%, 08/11/23	300,000	300,789
3.90%, 11/15/24 (a)	100,000	109,654
0.69%, 08/12/25 (a)	300,000	298,482
Cimarex Energy Co.
4.38%, 06/01/24 (a)	200,000	216,526
Columbia Pipeline Group, Inc.
4.50%, 06/01/25 (a)	300,000	336,099
ConocoPhillips Co.
3.35%, 11/15/24 (a)	100,000	107,627
4.95%, 03/15/26 (a)	400,000	463,860
Devon Energy Corp.
5.25%, 09/15/24 (a)(d)	200,000	222,058
5.85%, 12/15/25 (a)	200,000	233,010
Diamondback Energy, Inc.
2.88%, 12/01/24 (a)	250,000	262,663
4.75%, 05/31/25 (a)	150,000	167,993
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Eastern Energy Gas Holdings LLC
2.50%, 11/15/24 (a)	200,000	209,588
3.60%, 12/15/24 (a)	67,000	72,378
Enable Midstream Partners LP
3.90%, 05/15/24 (a)	100,000	106,419
Enbridge Energy Partners LP
5.88%, 10/15/25 (a)	200,000	234,964
Enbridge, Inc.
4.00%, 10/01/23 (a)	200,000	212,438
3.50%, 06/10/24 (a)	100,000	107,035
Energy Transfer LP
3.45%, 01/15/23 (a)	150,000	154,491
3.60%, 02/01/23 (a)	200,000	206,784
4.25%, 03/15/23 (a)	250,000	261,178
4.20%, 09/15/23 (a)	150,000	159,726
5.88%, 01/15/24 (a)	400,000	440,796
4.90%, 02/01/24 (a)	100,000	108,129
4.25%, 04/01/24 (a)	100,000	107,316
4.50%, 04/15/24 (a)	200,000	217,128
4.05%, 03/15/25 (a)	350,000	379,106
2.90%, 05/15/25 (a)	300,000	315,357
4.75%, 01/15/26 (a)	250,000	280,685
3.90%, 07/15/26 (a)	200,000	219,836
Energy Transfer LP/Regency Energy Finance Corp
5.00%, 10/01/22 (a)	100,000	103,541
4.50%, 11/01/23 (a)	100,000	106,880
Enterprise Products Operating LLC
3.35%, 03/15/23 (a)	300,000	311,145
3.90%, 02/15/24 (a)	300,000	321,411
3.75%, 02/15/25 (a)	300,000	326,133
3.70%, 02/15/26 (a)	250,000	276,345
EOG Resources, Inc.
2.63%, 03/15/23 (a)	400,000	412,132
3.15%, 04/01/25 (a)	100,000	107,416
4.15%, 01/15/26 (a)	200,000	224,530
Exxon Mobil Corp.
2.73%, 03/01/23 (a)	400,000	412,852
1.57%, 04/15/23	750,000	765,187
3.18%, 03/15/24 (a)	100,000	106,251
2.02%, 08/16/24 (a)	450,000	469,480
2.71%, 03/06/25 (a)	600,000	637,266
2.99%, 03/19/25 (a)	650,000	695,766
3.04%, 03/01/26 (a)	500,000	542,405
2.28%, 08/16/26 (a)	250,000	263,841
Halliburton Co.
3.50%, 08/01/23 (a)	150,000	157,533
3.80%, 11/15/25 (a)	350,000	385,556
HollyFrontier Corp.
2.63%, 10/01/23	250,000	258,228
5.88%, 04/01/26 (a)	150,000	172,508
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (a)	150,000	155,301
3.50%, 09/01/23 (a)	100,000	105,050
4.15%, 02/01/24 (a)	300,000	321,831
4.30%, 05/01/24 (a)	400,000	433,568
Kinder Morgan, Inc.
3.15%, 01/15/23 (a)	400,000	414,096
4.30%, 06/01/25 (a)	400,000	443,304
Magellan Midstream Partners LP
5.00%, 03/01/26 (a)	200,000	229,764
Marathon Oil Corp.
3.85%, 06/01/25	200,000	220,944

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Marathon Petroleum Corp.
4.50%, 05/01/23 (a)	200,000	212,052
4.75%, 12/15/23 (a)	100,000	108,388
3.63%, 09/15/24 (a)	100,000	107,552
4.70%, 05/01/25 (a)	400,000	448,432
MPLX LP
3.50%, 12/01/22 (a)	100,000	103,468
3.38%, 03/15/23 (a)	100,000	104,064
4.50%, 07/15/23 (a)	400,000	424,976
4.88%, 12/01/24 (a)	200,000	222,648
4.00%, 02/15/25 (a)	250,000	272,392
4.88%, 06/01/25 (a)	250,000	281,260
1.75%, 03/01/26 (a)	400,000	405,256
National Fuel Gas Co.
5.20%, 07/15/25 (a)	250,000	280,860
5.50%, 01/15/26 (a)	100,000	115,691
ONEOK Partners LP
3.38%, 10/01/22 (a)	100,000	102,374
5.00%, 09/15/23 (a)	400,000	429,636
4.90%, 03/15/25 (a)	100,000	111,580
ONEOK, Inc.
7.50%, 09/01/23 (a)	150,000	167,562
2.75%, 09/01/24 (a)	100,000	104,925
5.85%, 01/15/26 (a)	275,000	323,694
Phillips 66
3.70%, 04/06/23	200,000	210,022
0.90%, 02/15/24 (a)	250,000	250,130
3.85%, 04/09/25 (a)	250,000	273,467
1.30%, 02/15/26 (a)	100,000	100,032
Phillips 66 Partners LP
2.45%, 12/15/24 (a)	100,000	104,107
Pioneer Natural Resources Co.
0.75%, 01/15/24 (a)	250,000	249,710
1.13%, 01/15/26 (a)	150,000	148,877
4.45%, 01/15/26 (a)	200,000	224,820
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (a)	100,000	102,413
3.85%, 10/15/23 (a)	100,000	105,426
3.60%, 11/01/24 (a)	300,000	319,938
4.65%, 10/15/25 (a)	250,000	278,727
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (a)	400,000	426,668
5.75%, 05/15/24 (a)	500,000	557,740
5.63%, 03/01/25 (a)	500,000	569,940
5.88%, 06/30/26 (a)	400,000	472,892
Schlumberger Finance Canada Ltd.
1.40%, 09/17/25 (a)	250,000	253,765
Schlumberger Investment S.A.
3.65%, 12/01/23 (a)	250,000	265,965
Shell International Finance BV
2.25%, 01/06/23	150,000	154,011
3.40%, 08/12/23	391,000	414,503
0.38%, 09/15/23	250,000	250,420
3.50%, 11/13/23 (a)	250,000	266,613
2.00%, 11/07/24 (a)	400,000	417,100
2.38%, 04/06/25 (a)	450,000	472,653
3.25%, 05/11/25	700,000	759,465
2.88%, 05/10/26	500,000	540,320
Spectra Energy Partners LP
4.75%, 03/15/24 (a)	200,000	218,192
3.50%, 03/15/25 (a)	150,000	161,571
Suncor Energy, Inc.
2.80%, 05/15/23	200,000	207,452
3.60%, 12/01/24 (a)	150,000	163,086
3.10%, 05/15/25 (a)	250,000	266,725
Security Rate, Maturity Date	Face Amount ($)	Value ($)
TC PipeLines LP
4.38%, 03/13/25 (a)	200,000	219,966
The Williams Cos., Inc.
3.70%, 01/15/23 (a)	200,000	207,292
4.50%, 11/15/23 (a)	150,000	161,228
4.30%, 03/04/24 (a)	200,000	215,764
4.55%, 06/24/24 (a)	400,000	438,520
3.90%, 01/15/25 (a)	250,000	271,385
4.00%, 09/15/25 (a)	200,000	220,838
Total Capital International S.A.
2.70%, 01/25/23	100,000	103,412
TotalEnergies Capital Canada Ltd.
2.75%, 07/15/23	450,000	469,998
TotalEnergies Capital International S.A.
3.70%, 01/15/24	350,000	376,334
3.75%, 04/10/24	150,000	162,497
2.43%, 01/10/25 (a)	300,000	314,901
TransCanada PipeLines Ltd.
3.75%, 10/16/23 (a)	200,000	212,144
4.88%, 01/15/26 (a)	100,000	114,763
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (a)	250,000	314,852
Valero Energy Corp.
2.70%, 04/15/23	100,000	103,357
1.20%, 03/15/24	250,000	252,095
3.65%, 03/15/25	250,000	270,757
2.85%, 04/15/25 (a)	350,000	369,537
		43,666,064
Industrial Other 0.0%
Yale University
0.87%, 04/15/25 (a)	150,000	151,389
Technology 2.8%
Adobe, Inc.
1.70%, 02/01/23	350,000	357,308
1.90%, 02/01/25 (a)	100,000	103,813
3.25%, 02/01/25 (a)	100,000	107,893
Alphabet, Inc.
3.38%, 02/25/24	200,000	214,918
0.45%, 08/15/25 (a)	250,000	247,733
2.00%, 08/15/26 (a)	550,000	577,727
Altera Corp.
4.10%, 11/15/23	150,000	161,993
Analog Devices, Inc.
3.13%, 12/05/23 (a)	200,000	211,132
2.95%, 04/01/25 (a)	350,000	374,381
Apple Inc.
1.70%, 09/11/22	251,000	254,923
2.10%, 09/12/22 (a)	100,000	101,813
2.40%, 01/13/23 (a)	100,000	102,783
2.85%, 02/23/23 (a)	400,000	413,704
2.40%, 05/03/23	1,500,000	1,553,835
0.75%, 05/11/23	600,000	605,256
3.00%, 02/09/24 (a)	300,000	317,358
3.45%, 05/06/24	825,000	890,282
2.85%, 05/11/24 (a)	500,000	530,095
1.80%, 09/11/24 (a)	100,000	103,710
2.75%, 01/13/25 (a)	450,000	479,115
2.50%, 02/09/25	250,000	264,460
1.13%, 05/11/25 (a)	650,000	658,021
3.20%, 05/13/25	750,000	814,575
0.55%, 08/20/25 (a)	550,000	545,605
0.70%, 02/08/26 (a)	300,000	298,245

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.25%, 02/23/26 (a)	750,000	822,210
2.45%, 08/04/26 (a)	600,000	639,633
Applied Materials, Inc.
3.90%, 10/01/25 (a)	200,000	222,870
Arrow Electronics, Inc.
4.50%, 03/01/23 (a)	100,000	104,787
3.25%, 09/08/24 (a)	100,000	106,119
Autodesk, Inc.
3.60%, 12/15/22 (a)	100,000	103,179
Automatic Data Processing, Inc.
3.38%, 09/15/25 (a)	250,000	274,095
Avnet, Inc.
4.88%, 12/01/22	100,000	105,078
4.63%, 04/15/26 (a)	150,000	168,299
Baidu, Inc.
3.50%, 11/28/22	100,000	103,380
3.88%, 09/29/23 (a)	200,000	212,128
4.38%, 05/14/24 (a)	450,000	489,883
3.08%, 04/07/25 (a)	250,000	264,857
1.72%, 04/09/26 (a)	200,000	202,422
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/24 (a)	200,000	212,642
3.13%, 01/15/25 (a)	200,000	212,728
Broadcom, Inc.
3.63%, 10/15/24 (a)	150,000	162,273
4.70%, 04/15/25 (a)	350,000	391,856
3.15%, 11/15/25 (a)	750,000	803,662
Cadence Design Systems, Inc.
4.38%, 10/15/24 (a)	100,000	109,769
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25 (a)	200,000	208,250
Cisco Systems, Inc.
2.60%, 02/28/23	250,000	258,920
2.20%, 09/20/23 (a)	250,000	259,305
3.63%, 03/04/24	150,000	161,993
3.50%, 06/15/25	250,000	275,602
2.95%, 02/28/26	100,000	109,150
Citrix Systems, Inc.
1.25%, 03/01/26 (a)	200,000	197,772
Dell International LLC/EMC Corp.
5.45%, 06/15/23 (a)	950,000	1,024,214
4.00%, 07/15/24 (a)	350,000	379,988
5.85%, 07/15/25 (a)	250,000	292,127
6.02%, 06/15/26 (a)	1,250,000	1,496,337
DXC Technology Co.
4.25%, 04/15/24 (a)	100,000	107,989
4.13%, 04/15/25 (a)	300,000	329,406
Equifax, Inc.
3.30%, 12/15/22 (a)	400,000	411,852
2.60%, 12/01/24 (a)	100,000	105,255
Equinix, Inc.
2.63%, 11/18/24 (a)	350,000	367,913
1.25%, 07/15/25 (a)	150,000	150,168
1.00%, 09/15/25 (a)	250,000	248,853
Fidelity National Information Services, Inc.
0.38%, 03/01/23	200,000	200,018
0.60%, 03/01/24	200,000	200,046
1.15%, 03/01/26 (a)	400,000	398,592
Fiserv, Inc.
3.50%, 10/01/22 (a)	150,000	153,981
3.80%, 10/01/23 (a)	400,000	426,636
2.75%, 07/01/24 (a)	450,000	475,564
3.85%, 06/01/25 (a)	250,000	274,607
3.20%, 07/01/26 (a)	500,000	543,710
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Flex Ltd.
5.00%, 02/15/23	100,000	106,013
4.75%, 06/15/25 (a)	150,000	167,255
3.75%, 02/01/26 (a)	300,000	327,678
Fortinet, Inc.
1.00%, 03/15/26 (a)	150,000	149,141
Genpact Luxembourg SARL/Genpact USA, Inc.
1.75%, 04/10/26 (a)(e)(f)	150,000	152,142
Global Payments, Inc.
3.75%, 06/01/23 (a)	150,000	157,134
4.00%, 06/01/23 (a)	100,000	105,679
2.65%, 02/15/25 (a)	250,000	262,883
1.20%, 03/01/26 (a)	200,000	198,924
4.80%, 04/01/26 (a)	250,000	286,157
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (a)	150,000	155,597
2.25%, 04/01/23 (a)	300,000	307,815
4.45%, 10/02/23 (a)	300,000	322,875
1.45%, 04/01/24 (a)	500,000	508,710
4.65%, 10/01/24 (a)	350,000	388,265
4.90%, 10/15/25 (a)	600,000	683,904
1.75%, 04/01/26 (a)	150,000	153,099
HP, Inc.
4.05%, 09/15/22	350,000	363,125
2.20%, 06/17/25 (a)	150,000	155,709
1.45%, 06/17/26 (a)(d)	250,000	249,985
IHS Markit Ltd.
4.13%, 08/01/23 (a)	250,000	265,537
3.63%, 05/01/24 (a)	100,000	106,727
Intel Corp.
2.70%, 12/15/22	300,000	309,531
2.88%, 05/11/24 (a)	450,000	477,472
3.40%, 03/25/25 (a)	400,000	435,256
3.70%, 07/29/25 (a)	550,000	605,918
2.60%, 05/19/26 (a)	250,000	268,295
International Business Machines Corp.
2.88%, 11/09/22	150,000	154,641
3.38%, 08/01/23	450,000	475,470
3.63%, 02/12/24	700,000	752,031
3.00%, 05/15/24	850,000	904,799
3.45%, 02/19/26	400,000	441,680
3.30%, 05/15/26	800,000	880,992
Intuit, Inc.
0.65%, 07/15/23	150,000	150,897
0.95%, 07/15/25 (a)	150,000	150,669
Jabil, Inc.
4.70%, 09/15/22	100,000	104,378
1.70%, 04/15/26 (a)	150,000	151,590
Juniper Networks, Inc.
1.20%, 12/10/25 (a)	200,000	199,968
Keysight Technologies, Inc.
4.55%, 10/30/24 (a)	100,000	110,724
KLA Corp.
4.65%, 11/01/24 (a)	300,000	333,093
Lam Research Corp.
3.80%, 03/15/25 (a)	200,000	219,460
3.75%, 03/15/26 (a)	100,000	111,791
Leidos, Inc.
3.63%, 05/15/25 (a)	200,000	216,892
Marvell Technology, Inc.
4.20%, 06/22/23 (a)(d)	100,000	105,972
1.65%, 04/15/26 (a)(d)	100,000	100,733

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mastercard, Inc.
3.38%, 04/01/24	350,000	375,973
2.00%, 03/03/25 (a)	100,000	104,484
Maxim Integrated Products, Inc.
3.38%, 03/15/23 (a)	200,000	207,550
Microchip Technology, Inc.
4.33%, 06/01/23 (a)	200,000	212,126
2.67%, 09/01/23	250,000	259,615
Micron Technology, Inc.
2.50%, 04/24/23	400,000	412,900
4.64%, 02/06/24 (a)	150,000	163,292
4.98%, 02/06/26 (a)	200,000	230,274
Microsoft Corp.
2.65%, 11/03/22 (a)	150,000	153,765
2.38%, 05/01/23 (a)	500,000	515,340
2.00%, 08/08/23 (a)	250,000	257,968
3.63%, 12/15/23 (a)	450,000	481,383
2.88%, 02/06/24 (a)	850,000	897,906
2.70%, 02/12/25 (a)	500,000	533,095
3.13%, 11/03/25 (a)	800,000	872,736
2.40%, 08/08/26 (a)	1,000,000	1,068,686
Moody's Corp.
2.63%, 01/15/23 (a)	250,000	257,340
4.88%, 02/15/24 (a)	250,000	273,467
3.75%, 03/24/25 (a)	50,000	54,661
Motorola Solutions, Inc.
4.00%, 09/01/24	100,000	109,238
NetApp, Inc.
1.88%, 06/22/25 (a)	250,000	257,683
NVIDIA Corp.
0.31%, 06/15/23 (a)	250,000	250,105
0.58%, 06/14/24 (a)	250,000	250,690
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.88%, 06/18/26 (a)(d)	200,000	221,800
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (a)(d)	250,000	273,870
5.35%, 03/01/26 (a)(d)	200,000	233,122
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25 (a)(d)	100,000	105,259
Oracle Corp.
2.50%, 10/15/22	600,000	614,652
2.63%, 02/15/23 (a)	300,000	309,225
3.63%, 07/15/23	150,000	158,852
2.40%, 09/15/23 (a)	750,000	777,330
3.40%, 07/08/24 (a)	650,000	696,026
2.95%, 11/15/24 (a)	600,000	639,168
2.50%, 04/01/25 (a)	800,000	839,592
2.95%, 05/15/25 (a)	650,000	691,925
1.65%, 03/25/26 (a)	700,000	711,396
2.65%, 07/15/26 (a)	750,000	794,677
PayPal Holdings, Inc.
2.20%, 09/26/22	300,000	306,279
1.35%, 06/01/23	350,000	356,268
2.40%, 10/01/24 (a)	250,000	263,538
1.65%, 06/01/25 (a)	250,000	257,500
QUALCOMM, Inc.
2.60%, 01/30/23 (a)	250,000	257,933
2.90%, 05/20/24 (a)	200,000	212,318
3.45%, 05/20/25 (a)	400,000	435,644
RELX Capital, Inc.
3.50%, 03/16/23 (a)	200,000	208,884
S&P Global, Inc.
4.00%, 06/15/25 (a)	200,000	221,840
Security Rate, Maturity Date	Face Amount ($)	Value ($)
salesforce.com, Inc.
3.25%, 04/11/23 (a)	250,000	261,400
0.63%, 07/15/24 (a)	250,000	250,563
Skyworks Solutions, Inc.
1.80%, 06/01/26 (a)	250,000	254,288
SYNNEX Corp.
1.75%, 08/09/26 (a)(d)	200,000	199,234
Texas Instruments, Inc.
1.38%, 03/12/25 (a)	225,000	229,608
The Western Union Co.
2.85%, 01/10/25 (a)	150,000	158,204
1.35%, 03/15/26 (a)	250,000	248,610
Thomson Reuters Corp.
4.30%, 11/23/23 (a)	200,000	214,728
Trimble, Inc.
4.15%, 06/15/23 (a)	100,000	105,724
Tyco Electronics Group S.A.
3.45%, 08/01/24 (a)	100,000	106,936
VeriSign, Inc.
5.25%, 04/01/25 (a)	150,000	169,628
Verisk Analytics, Inc.
4.13%, 09/12/22	100,000	103,673
4.00%, 06/15/25 (a)	200,000	220,896
Visa, Inc.
2.15%, 09/15/22 (a)	250,000	254,633
2.80%, 12/14/22 (a)	700,000	720,419
3.15%, 12/14/25 (a)	1,000,000	1,093,090
VMware, Inc.
0.60%, 08/15/23	300,000	300,429
1.00%, 08/15/24 (a)	300,000	301,320
4.50%, 05/15/25 (a)	250,000	279,362
1.40%, 08/15/26 (a)	200,000	199,878
Xilinx, Inc.
2.95%, 06/01/24 (a)	150,000	158,487
		61,915,887
Transportation 0.4%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22 (a)	400,000	408,352
3.85%, 09/01/23 (a)	300,000	318,537
3.75%, 04/01/24 (a)	100,000	107,542
3.40%, 09/01/24 (a)	100,000	107,768
3.00%, 04/01/25 (a)	250,000	268,595
7.00%, 12/15/25	200,000	248,962
Canadian National Railway Co.
2.95%, 11/21/24 (a)	100,000	106,396
2.75%, 03/01/26 (a)	150,000	160,707
Canadian Pacific Railway Co.
4.45%, 03/15/23 (a)	100,000	105,116
2.90%, 02/01/25 (a)	100,000	106,096
Continental Airlines 2012-2 Class A Pass Through Trust
4.00%, 10/29/24	62,541	66,021
CSX Corp.
3.40%, 08/01/24 (a)	150,000	161,335
3.35%, 11/01/25 (a)	250,000	272,570
Delta Air Lines 2019-1 Class AA Pass-Through Trust
3.20%, 04/25/24	200,000	211,814
FedEx Corp.
3.25%, 04/01/26 (a)	100,000	109,284
JB Hunt Transport Services, Inc.
3.30%, 08/15/22 (a)	100,000	102,336
3.88%, 03/01/26 (a)	200,000	223,114

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Norfolk Southern Corp.
3.85%, 01/15/24 (a)	100,000	106,898
3.65%, 08/01/25 (a)	200,000	219,364
2.90%, 06/15/26 (a)	150,000	162,079
Ryder System, Inc.
3.40%, 03/01/23 (a)	350,000	364,511
3.75%, 06/09/23 (a)	150,000	158,253
3.88%, 12/01/23 (a)	100,000	107,084
3.65%, 03/18/24 (a)	100,000	107,184
4.63%, 06/01/25 (a)	250,000	281,050
3.35%, 09/01/25 (a)	75,000	81,092
Southwest Airlines Co.
2.75%, 11/16/22 (a)	50,000	51,220
4.75%, 05/04/23	225,000	240,383
5.25%, 05/04/25 (a)	600,000	680,418
Union Pacific Corp.
3.50%, 06/08/23 (a)	150,000	158,029
3.65%, 02/15/24 (a)	100,000	106,813
3.15%, 03/01/24 (a)	100,000	106,273
3.75%, 03/15/24 (a)	250,000	267,867
3.25%, 01/15/25 (a)	300,000	322,656
2.75%, 03/01/26 (a)	200,000	214,298
United Airlines 2012-1 Class A Pass Through Trust
4.15%, 04/11/24	30,313	32,004
United Airlines 2013-1 Class A Pass Through Trust
4.30%, 08/15/25	65,296	70,219
United Airlines 2014-1 Class A Pass-Through Trust
4.00%, 04/11/26	100,432	106,314
United Airlines 2020-1 Class B Pass Through Trust
4.88%, 01/15/26	186,850	197,063
United Parcel Service, Inc.
2.45%, 10/01/22	200,000	204,784
2.50%, 04/01/23 (a)	250,000	258,320
2.20%, 09/01/24 (a)	250,000	261,680
2.80%, 11/15/24 (a)	75,000	80,072
3.90%, 04/01/25 (a)	200,000	220,746
		8,251,219
		300,195,149

Utility 1.3%
Electric 1.2%
AEP Texas, Inc.
2.40%, 10/01/22 (a)	200,000	204,234
Alabama Power Co.
3.55%, 12/01/23	150,000	160,445
Ameren Corp.
2.50%, 09/15/24 (a)	100,000	104,832
3.65%, 02/15/26 (a)	250,000	274,025
Ameren Illinois Co.
2.70%, 09/01/22 (a)	100,000	101,830
American Electric Power Co., Inc.
1.00%, 11/01/25 (a)	250,000	248,795
Avangrid, Inc.
3.15%, 12/01/24 (a)	250,000	267,047
3.20%, 04/15/25 (a)	100,000	107,138
Berkshire Hathaway Energy Co.
2.80%, 01/15/23 (a)	250,000	257,852
3.75%, 11/15/23 (a)	300,000	320,157
3.50%, 02/01/25 (a)	100,000	108,073
4.05%, 04/15/25 (a)	450,000	497,893
Black Hills Corp.
4.25%, 11/30/23 (a)	250,000	268,112
Security Rate, Maturity Date	Face Amount ($)	Value ($)
CenterPoint Energy, Inc.
2.50%, 09/01/22 (a)	150,000	152,966
2.50%, 09/01/24 (a)	100,000	104,743
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (a)	200,000	218,373
Consolidated Edison, Inc.
0.65%, 12/01/23 (a)	200,000	200,030
Consumers Energy Co.
3.38%, 08/15/23 (a)	100,000	105,099
Dominion Energy, Inc.
3.07%, 08/15/24	300,000	318,390
3.30%, 03/15/25 (a)	100,000	107,921
3.90%, 10/01/25 (a)	250,000	275,477
1.45%, 04/15/26 (a)	200,000	201,894
5.75%, 10/01/54 (a)(b)	122,000	133,891
DTE Electric Co.
3.65%, 03/15/24 (a)	100,000	106,950
DTE Energy Co.
0.55%, 11/01/22	250,000	250,670
2.53%, 10/01/24	100,000	104,841
1.05%, 06/01/25 (a)	200,000	199,650
Duke Energy Corp.
3.75%, 04/15/24 (a)	300,000	322,074
0.90%, 09/15/25 (a)	300,000	297,816
Duke Energy Ohio, Inc.
3.80%, 09/01/23 (a)	200,000	211,842
Duke Energy Progress LLC
3.25%, 08/15/25 (a)	250,000	271,840
Edison International
2.40%, 09/15/22 (a)	100,000	101,620
3.13%, 11/15/22 (a)	250,000	256,727
3.55%, 11/15/24 (a)	100,000	106,343
4.95%, 04/15/25 (a)	150,000	166,013
Emera US Finance LP
3.55%, 06/15/26 (a)	250,000	273,177
Enel Generacion Chile S.A.
4.25%, 04/15/24 (a)	100,000	107,585
Entergy Arkansas LLC
3.70%, 06/01/24 (a)	100,000	107,632
Entergy Corp.
0.90%, 09/15/25 (a)	250,000	247,190
Entergy Louisiana LLC
0.62%, 11/17/23 (a)	400,000	400,224
5.40%, 11/01/24	100,000	114,376
Evergy, Inc.
2.45%, 09/15/24 (a)	250,000	261,375
Eversource Energy
2.80%, 05/01/23 (a)	600,000	619,848
2.90%, 10/01/24 (a)	200,000	212,194
0.80%, 08/15/25 (a)	200,000	198,018
Exelon Corp.
3.95%, 06/15/25 (a)	250,000	274,620
3.40%, 04/15/26 (a)	200,000	218,342
Exelon Generation Co., LLC
3.25%, 06/01/25 (a)	450,000	484,128
Florida Power & Light Co.
2.75%, 06/01/23 (a)	200,000	206,250
2.85%, 04/01/25 (a)	250,000	266,827
3.13%, 12/01/25 (a)	200,000	216,880
Georgia Power Co.
2.10%, 07/30/23	100,000	103,244
Interstate Power & Light Co.
3.25%, 12/01/24 (a)	250,000	268,220

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
IPALCO Enterprises, Inc.
3.70%, 09/01/24 (a)	50,000	53,631
ITC Holdings Corp.
2.70%, 11/15/22 (a)	100,000	102,528
3.65%, 06/15/24 (a)	100,000	107,158
MidAmerican Energy Co.
3.50%, 10/15/24 (a)	100,000	108,130
National Rural Utilities Cooperative Finance Corp.
2.30%, 09/15/22 (a)	100,000	102,019
3.40%, 11/15/23 (a)	350,000	370,461
2.95%, 02/07/24 (a)	150,000	158,117
0.35%, 02/08/24	150,000	149,238
2.85%, 01/27/25 (a)	100,000	106,254
3.25%, 11/01/25 (a)	200,000	217,250
1.00%, 06/15/26 (a)	200,000	199,242
4.75%, 04/30/43 (a)(b)	250,000	262,085
NextEra Energy Capital Holdings, Inc.
1.95%, 09/01/22	350,000	355,806
2.80%, 01/15/23 (a)	300,000	309,390
0.65%, 03/01/23	400,000	401,600
3.15%, 04/01/24 (a)	145,000	153,748
2.75%, 05/01/25 (a)	350,000	371,591
Northern States Power Co.
2.60%, 05/15/23 (a)	150,000	154,113
OGE Energy Corp.
0.70%, 05/26/23 (a)	100,000	100,034
Oklahoma Gas & Electric Co.
0.55%, 05/26/23 (a)	100,000	100,071
Oncor Electric Delivery Co., LLC
2.75%, 06/01/24 (a)	100,000	105,875
2.95%, 04/01/25 (a)	200,000	213,736
0.55%, 10/01/25 (a)	250,000	245,398
Pacific Gas & Electric Co.
3.25%, 06/15/23 (a)	200,000	205,076
4.25%, 08/01/23 (a)	200,000	209,188
3.40%, 08/15/24 (a)	200,000	207,780
3.50%, 06/15/25 (a)	150,000	155,639
3.45%, 07/01/25	400,000	414,304
3.15%, 01/01/26	500,000	512,495
2.95%, 03/01/26 (a)	200,000	203,166
PacifiCorp
2.95%, 06/01/23 (a)	250,000	259,465
Pinnacle West Capital Corp.
1.30%, 06/15/25 (a)	425,000	429,454
Potomac Electric Power Co.
3.60%, 03/15/24 (a)	100,000	106,974
PPL Capital Funding, Inc.
3.10%, 05/15/26 (a)	200,000	215,284
PSEG Power LLC
3.85%, 06/01/23 (a)	150,000	158,375
Public Service Electric & Gas Co.
2.38%, 05/15/23 (a)	100,000	103,057
3.25%, 09/01/23 (a)	150,000	158,159
Public Service Enterprise Group, Inc.
2.65%, 11/15/22 (a)	250,000	256,533
2.88%, 06/15/24 (a)	200,000	211,570
0.80%, 08/15/25 (a)	250,000	247,503
Puget Energy, Inc.
3.65%, 05/15/25 (a)	200,000	215,468
San Diego Gas & Electric Co.
3.60%, 09/01/23 (a)	150,000	158,180
Southern California Edison Co.
3.40%, 06/01/23 (a)	100,000	104,713
3.50%, 10/01/23 (a)	150,000	158,025
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.10%, 04/01/24 (a)	250,000	251,115
3.70%, 08/01/25 (a)	250,000	273,777
1.20%, 02/01/26 (a)	100,000	99,736
Southern Power Co.
4.15%, 12/01/25 (a)	250,000	279,592
0.90%, 01/15/26 (a)	200,000	197,374
Southwestern Electric Power Co.
1.65%, 03/15/26 (a)	150,000	152,480
Southwestern Public Service Co.
3.30%, 06/15/24 (a)	100,000	106,132
The AES Corp.
1.38%, 01/15/26 (a)	300,000	298,701
The Southern Co.
2.95%, 07/01/23 (a)	500,000	520,895
3.25%, 07/01/26 (a)	500,000	542,065
4.00%, 01/15/51 (a)(b)	250,000	265,872
Tucson Electric Power Co.
3.05%, 03/15/25 (a)	150,000	160,268
Virginia Electric & Power Co.
2.75%, 03/15/23 (a)	150,000	154,728
3.45%, 02/15/24 (a)	200,000	212,458
3.10%, 05/15/25 (a)	100,000	107,225
3.15%, 01/15/26 (a)	200,000	217,210
WEC Energy Group, Inc.
0.55%, 09/15/23	450,000	450,450
0.80%, 03/15/24 (a)	200,000	201,056
Xcel Energy, Inc.
0.50%, 10/15/23 (a)	500,000	501,235
		25,845,985
Natural Gas 0.1%
Atmos Energy Corp.
0.63%, 03/09/23 (a)	100,000	100,015
CenterPoint Energy Resources Corp.
0.70%, 03/02/23 (a)	200,000	200,032
3.55%, 04/01/23 (a)	100,000	104,614
NiSource, Inc.
0.95%, 08/15/25 (a)	350,000	347,739
ONE Gas, Inc.
0.85%, 03/11/23 (a)	300,000	300,189
1.10%, 03/11/24 (a)	200,000	200,064
Sempra Energy
2.88%, 10/01/22 (a)	250,000	254,915
2.90%, 02/01/23 (a)	150,000	154,812
4.05%, 12/01/23 (a)	100,000	106,959
3.55%, 06/15/24 (a)	350,000	374,602
3.75%, 11/15/25 (a)	150,000	164,565
Southern California Gas Co.
3.15%, 09/15/24 (a)	50,000	53,468
2.60%, 06/15/26 (a)	150,000	159,975
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (a)	100,000	103,737
3.25%, 06/15/26 (a)	100,000	108,366
		2,734,052
Utility Other 0.0%
American Water Capital Corp.
3.40%, 03/01/25 (a)	150,000	162,575
		28,742,612
Total Corporates
(Cost $572,250,542)		581,870,463

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 63.3% of net assets
Bonds
7.63%, 11/15/22	226,000	246,495
7.13%, 02/15/23	1,200,000	1,322,180
6.25%, 08/15/23	1,500,000	1,677,627
7.50%, 11/15/24	600,000	735,938
7.63%, 02/15/25	500,000	622,617
6.88%, 08/15/25	1,000,000	1,245,820
6.00%, 02/15/26	2,000,000	2,467,891
6.75%, 08/15/26	1,000,000	1,291,290
Notes
1.50%, 09/15/22	8,600,000	8,726,480
0.13%, 09/30/22	11,600,000	11,604,984
1.75%, 09/30/22	7,450,000	7,583,576
1.88%, 09/30/22	6,100,000	6,217,592
1.38%, 10/15/22	8,600,000	8,723,457
0.13%, 10/31/22	7,619,400	7,621,781
1.88%, 10/31/22	5,900,000	6,022,264
2.00%, 10/31/22	8,000,000	8,176,562
1.63%, 11/15/22	12,100,000	12,321,439
0.13%, 11/30/22	13,800,000	13,802,695
2.00%, 11/30/22	12,150,000	12,437,139
1.63%, 12/15/22	6,600,000	6,728,906
0.13%, 12/31/22	15,739,400	15,740,015
2.13%, 12/31/22	12,100,000	12,422,115
1.50%, 01/15/23	5,900,000	6,011,547
0.13%, 01/31/23	15,110,800	15,110,800
1.75%, 01/31/23	5,605,000	5,733,411
2.38%, 01/31/23	6,125,000	6,319,756
1.38%, 02/15/23	6,500,000	6,617,813
2.00%, 02/15/23	10,200,000	10,478,109
0.13%, 02/28/23	14,700,000	14,697,129
1.50%, 02/28/23	4,750,000	4,847,134
2.63%, 02/28/23	4,950,000	5,134,852
0.50%, 03/15/23	8,400,000	8,446,594
0.13%, 03/31/23	15,000,000	14,994,434
1.50%, 03/31/23	6,000,000	6,128,555
2.50%, 03/31/23	5,735,000	5,947,934
0.25%, 04/15/23	9,000,000	9,014,063
0.13%, 04/30/23	14,200,000	14,192,512
1.63%, 04/30/23	5,400,000	5,532,047
2.75%, 04/30/23	5,400,000	5,632,664
0.13%, 05/15/23	8,300,000	8,295,299
1.75%, 05/15/23	11,270,000	11,575,963
0.13%, 05/31/23	14,000,000	13,989,609
1.63%, 05/31/23	4,250,000	4,358,574
2.75%, 05/31/23	5,600,000	5,852,438
0.25%, 06/15/23	6,830,400	6,839,738
0.13%, 06/30/23	13,000,000	12,990,352
1.38%, 06/30/23	3,300,000	3,372,510
2.63%, 06/30/23	6,700,000	6,999,014
0.13%, 07/15/23	8,700,000	8,690,824
0.13%, 07/31/23	15,000,000	14,983,008
1.25%, 07/31/23	6,500,000	6,632,158
2.75%, 07/31/23	6,100,000	6,398,328
0.13%, 08/15/23	9,400,000	9,387,883
2.50%, 08/15/23	9,800,000	10,240,043
0.13%, 08/31/23	16,000,000	15,975,313
1.38%, 08/31/23	6,300,000	6,446,672
2.75%, 08/31/23	5,000,000	5,253,418
0.13%, 09/15/23	9,200,000	9,183,469
1.38%, 09/30/23	7,000,000	7,168,164
2.88%, 09/30/23	6,600,000	6,962,742
0.13%, 10/15/23	8,700,000	8,680,969
1.63%, 10/31/23	5,900,000	6,077,230
2.88%, 10/31/23	6,350,000	6,711,404
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.25%, 11/15/23	11,500,000	11,501,797
2.75%, 11/15/23	13,150,000	13,875,305
2.13%, 11/30/23	7,300,000	7,607,113
2.88%, 11/30/23	6,900,000	7,305,914
0.13%, 12/15/23	11,476,000	11,441,034
2.25%, 12/31/23	6,400,000	6,695,000
2.63%, 12/31/23	6,800,000	7,172,406
0.13%, 01/15/24	12,046,000	12,002,710
2.25%, 01/31/24	6,500,000	6,808,750
2.50%, 01/31/24	7,750,000	8,163,535
0.13%, 02/15/24	15,000,000	14,942,578
2.75%, 02/15/24	12,500,000	13,254,883
2.13%, 02/29/24	5,600,000	5,855,500
2.38%, 02/29/24	6,200,000	6,520,898
0.25%, 03/15/24	14,300,000	14,281,008
2.13%, 03/31/24	13,350,000	13,972,652
0.38%, 04/15/24	11,000,000	11,012,031
2.00%, 04/30/24	6,300,000	6,579,809
2.25%, 04/30/24	9,350,000	9,825,900
0.25%, 05/15/24	12,100,000	12,068,332
2.50%, 05/15/24	15,500,000	16,402,754
2.00%, 05/31/24	10,550,000	11,025,986
0.25%, 06/15/24	12,500,000	12,460,938
1.75%, 06/30/24	8,700,000	9,040,523
2.00%, 06/30/24	5,685,000	5,947,265
0.38%, 07/15/24	15,000,000	14,995,898
1.75%, 07/31/24	8,500,000	8,839,336
2.13%, 07/31/24	5,700,000	5,989,008
0.38%, 08/15/24	14,000,000	13,990,156
2.38%, 08/15/24	16,200,000	17,147,953
1.25%, 08/31/24	7,400,000	7,587,891
1.88%, 08/31/24	5,900,000	6,160,199
1.50%, 09/30/24	8,300,000	8,576,559
2.13%, 09/30/24	5,310,000	5,587,738
1.50%, 10/31/24	9,250,000	9,561,104
2.25%, 10/31/24	5,800,000	6,131,008
2.25%, 11/15/24	15,300,000	16,182,141
1.50%, 11/30/24	8,650,000	8,942,951
2.13%, 11/30/24	6,100,000	6,428,113
1.75%, 12/31/24	7,600,000	7,921,813
2.25%, 12/31/24	6,800,000	7,200,031
1.38%, 01/31/25	7,750,000	7,980,381
2.50%, 01/31/25	7,100,000	7,583,688
2.00%, 02/15/25	14,800,000	15,559,656
1.13%, 02/28/25	9,500,000	9,700,762
2.75%, 02/28/25	6,800,000	7,329,125
0.50%, 03/31/25	10,488,600	10,476,718
2.63%, 03/31/25	4,700,000	5,049,195
0.38%, 04/30/25	11,400,000	11,327,414
2.88%, 04/30/25	6,250,000	6,778,076
2.13%, 05/15/25	13,800,000	14,591,883
0.25%, 05/31/25	11,600,000	11,459,984
2.88%, 05/31/25	6,400,000	6,947,000
0.25%, 06/30/25	11,700,000	11,551,008
2.75%, 06/30/25	4,900,000	5,302,719
0.25%, 07/31/25	11,700,000	11,541,410
2.88%, 07/31/25	5,700,000	6,202,758
2.00%, 08/15/25	15,300,000	16,137,914
0.25%, 08/31/25	12,900,000	12,712,043
2.75%, 08/31/25	5,800,000	6,289,828
0.25%, 09/30/25	13,900,000	13,684,441
3.00%, 09/30/25	5,800,000	6,354,172
0.25%, 10/31/25	14,665,000	14,422,684
3.00%, 10/31/25	5,700,000	6,253,523
2.25%, 11/15/25	15,700,000	16,743,805
0.38%, 11/30/25	13,841,600	13,674,528
2.88%, 11/30/25	6,300,000	6,885,703
0.38%, 12/31/25	14,830,000	14,637,094

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.63%, 12/31/25	6,000,000	6,500,156
0.38%, 01/31/26	15,740,600	15,521,092
2.63%, 01/31/26	7,073,000	7,670,061
1.63%, 02/15/26	13,800,000	14,361,703
0.50%, 02/28/26	15,800,000	15,659,281
2.50%, 02/28/26	7,300,000	7,882,574
0.75%, 03/31/26	15,100,000	15,121,824
2.25%, 03/31/26	6,900,000	7,378,148
0.75%, 04/30/26	15,200,000	15,214,844
2.38%, 04/30/26	5,300,000	5,701,848
1.63%, 05/15/26	14,000,000	14,574,766
0.75%, 05/31/26	16,000,000	16,006,250
2.13%, 05/31/26	6,600,000	7,026,938
0.88%, 06/30/26	15,800,000	15,888,875
1.88%, 06/30/26	6,300,000	6,635,426
0.63%, 07/31/26	16,600,000	16,486,523
1.88%, 07/31/26	6,300,000	6,639,363
1.50%, 08/15/26	14,300,000	14,805,527
0.75%, 08/31/26	15,000,000	14,983,594
1.38%, 08/31/26	5,800,000	5,970,375
Total Treasuries
(Cost $1,402,187,325)		1,409,856,539

Government Related 10.0% of net assets

Agency 5.1%
Foreign 2.0%
Austria 0.1%
Oesterreichische Kontrollbank AG
1.63%, 09/17/22	200,000	203,064
2.88%, 03/13/23	350,000	364,231
3.13%, 11/07/23	550,000	583,325
1.50%, 02/12/25	200,000	206,200
0.38%, 09/17/25	500,000	493,680
0.50%, 02/02/26	500,000	494,305
		2,344,805
Canada 0.1%
Export Development Canada
2.00%, 05/17/22	450,000	456,043
1.75%, 07/18/22	400,000	405,756
2.50%, 01/24/23	500,000	516,265
1.38%, 02/24/23	750,000	763,357
2.75%, 03/15/23	150,000	155,874
2.63%, 02/21/24	250,000	263,813
		2,561,108
China 0.0%
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/21	100,000	100,237
Germany 0.9%
FMS Wertmanagement
2.00%, 08/01/22 (g)	200,000	203,422
2.75%, 03/06/23 (g)	500,000	519,300
2.75%, 01/30/24 (g)	250,000	264,330
Kreditanstalt Fuer Wiederaufbau
2.63%, 01/25/22 (g)	605,000	611,098
2.13%, 03/07/22 (g)	300,000	303,171
1.75%, 08/22/22 (g)	1,000,000	1,015,950
2.00%, 09/29/22 (g)	300,000	306,072
2.00%, 10/04/22 (g)	600,000	612,270
2.38%, 12/29/22 (g)	1,250,000	1,286,962
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.13%, 01/17/23 (g)	2,000,000	2,054,260
1.63%, 02/15/23 (g)	1,400,000	1,429,764
0.25%, 10/19/23 (g)	1,000,000	999,600
2.63%, 02/28/24 (g)	950,000	1,003,447
0.25%, 03/08/24 (g)	500,000	498,685
1.38%, 08/05/24 (g)	850,000	873,078
0.50%, 09/20/24 (g)	350,000	350,396
2.50%, 11/20/24 (g)	1,850,000	1,967,882
0.38%, 07/18/25 (g)	2,250,000	2,229,187
0.63%, 01/22/26 (g)	1,600,000	1,592,944
Landwirtschaftliche Rentenbank
2.25%, 10/01/21 (g)	100,000	100,177
3.13%, 11/14/23 (g)	200,000	212,360
2.00%, 01/13/25 (g)	250,000	261,998
0.50%, 05/27/25 (g)	500,000	497,645
2.38%, 06/10/25 (g)	750,000	798,555
0.88%, 03/30/26 (g)	500,000	502,520
1.75%, 07/27/26 (g)	400,000	417,868
		20,912,941
Japan 0.4%
Japan Bank for International Cooperation
2.50%, 06/01/22	200,000	203,486
2.38%, 07/21/22	750,000	764,513
2.38%, 11/16/22	300,000	307,752
1.75%, 01/23/23	300,000	306,366
0.63%, 05/22/23	750,000	754,440
3.25%, 07/20/23	750,000	791,317
3.38%, 07/31/23	200,000	211,636
0.38%, 09/15/23	500,000	500,005
3.38%, 10/31/23	450,000	478,791
2.50%, 05/23/24	450,000	474,120
3.00%, 05/29/24	200,000	213,482
1.75%, 10/17/24	200,000	206,996
2.13%, 02/10/25	200,000	209,736
2.50%, 05/28/25	1,000,000	1,064,080
0.63%, 07/15/25	250,000	248,555
2.75%, 01/21/26	250,000	270,095
2.38%, 04/20/26	500,000	532,715
1.88%, 07/21/26	350,000	364,959
		7,903,044
Norway 0.1%
Equinor A.S.A.
3.15%, 01/23/22	250,000	252,830
2.45%, 01/17/23	150,000	154,449
2.65%, 01/15/24	193,000	202,525
3.70%, 03/01/24	200,000	215,638
3.25%, 11/10/24	100,000	107,982
2.88%, 04/06/25 (a)	250,000	267,000
1.75%, 01/22/26 (a)	250,000	257,612
		1,458,036
Republic of Korea 0.2%
Export-Import Bank of Korea
2.38%, 06/25/24	200,000	210,636
0.63%, 06/29/24	200,000	200,808
2.88%, 01/21/25	200,000	213,340
0.75%, 09/21/25	500,000	496,790
3.25%, 11/10/25	500,000	547,950
2.63%, 05/26/26	400,000	430,452
The Korea Development Bank
4.63%, 11/16/21	200,000	201,772
3.00%, 09/14/22	200,000	205,464
2.75%, 03/19/23	200,000	207,286

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.75%, 01/22/24	900,000	970,128
0.40%, 03/09/24	200,000	199,658
0.40%, 06/19/24	500,000	498,980
3.38%, 09/16/25	250,000	274,590
		4,657,854
Sweden 0.2%
Svensk Exportkredit AB
1.63%, 09/12/21	200,000	200,086
2.38%, 03/09/22	300,000	303,510
1.63%, 11/14/22	200,000	203,462
2.88%, 03/14/23	250,000	260,120
0.25%, 09/29/23	500,000	499,275
1.75%, 12/12/23	550,000	567,402
0.38%, 03/11/24	500,000	499,480
0.38%, 07/30/24	500,000	498,190
0.63%, 05/14/25	225,000	224,622
0.50%, 08/26/25	350,000	347,053
		3,603,200
		43,541,225
U.S. 3.1%
Fannie Mae
1.38%, 09/06/22	3,000,000	3,039,990
2.38%, 01/19/23	1,250,000	1,288,650
0.25%, 05/22/23	3,000,000	3,005,220
2.88%, 09/12/23	800,000	843,232
1.75%, 07/02/24	500,000	519,315
1.63%, 01/07/25	1,500,000	1,559,745
0.63%, 04/22/25	1,000,000	1,003,270
0.50%, 06/17/25	1,500,000	1,496,010
Federal Farm Credit Banks Funding Corp.
0.13%, 11/23/22	1,000,000	1,000,190
0.13%, 02/03/23	400,000	400,076
0.13%, 03/09/23	1,000,000	999,910
0.20%, 10/02/23	1,500,000	1,498,920
0.25%, 02/26/24	400,000	399,552
0.30%, 03/18/24	1,000,000	999,850
Federal Home Loan Bank
0.13%, 10/21/22	2,000,000	2,000,300
1.88%, 12/09/22	3,000,000	3,067,200
1.38%, 02/17/23	3,000,000	3,056,040
0.13%, 03/17/23	2,000,000	2,000,100
2.50%, 02/13/24	1,800,000	1,898,280
1.50%, 08/15/24	200,000	206,622
0.50%, 04/14/25	3,000,000	2,999,280
0.50%, 06/13/25	500,000	497,820
Federal Home Loan Mortgage Corp.
0.38%, 04/20/23	3,000,000	3,011,850
0.13%, 10/16/23	5,000,000	4,989,950
0.25%, 12/04/23	3,000,000	2,999,940
0.38%, 09/23/25	1,000,000	990,030
Federal National Mortgage Association
0.25%, 07/10/23	3,000,000	3,003,870
0.25%, 11/27/23	3,000,000	3,002,100
1.63%, 10/15/24	1,700,000	1,763,104
0.38%, 08/25/25	2,000,000	1,982,000
0.50%, 11/07/25	3,000,000	2,982,120
Freddie Mac
2.75%, 06/19/23	2,100,000	2,196,873
0.25%, 06/26/23	3,000,000	3,003,660
0.25%, 08/24/23	5,000,000	5,005,100
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.50%, 02/12/25	200,000	206,870
0.38%, 07/21/25	1,000,000	991,920
		69,908,959
		113,450,184

Local Authority 0.7%
Foreign 0.7%
Canada 0.7%
Hydro-Quebec
8.05%, 07/07/24	300,000	361,179
Province of Alberta
2.20%, 07/26/22	250,000	254,583
3.35%, 11/01/23	323,000	343,704
2.95%, 01/23/24	600,000	636,108
1.88%, 11/13/24	1,000,000	1,041,020
1.00%, 05/20/25	600,000	606,246
Province of British Columbia
2.00%, 10/23/22	350,000	357,262
1.75%, 09/27/24	350,000	363,324
2.25%, 06/02/26	300,000	319,803
0.90%, 07/20/26	250,000	250,788
Province of Manitoba
2.10%, 09/06/22	100,000	101,937
2.60%, 04/16/24	250,000	263,843
3.05%, 05/14/24	300,000	320,352
2.13%, 06/22/26	200,000	211,204
Province of New Brunswick
2.50%, 12/12/22	100,000	102,677
Province of Ontario
2.20%, 10/03/22	500,000	510,955
1.75%, 01/24/23	900,000	919,458
3.40%, 10/17/23	1,000,000	1,065,100
3.05%, 01/29/24	700,000	744,492
7.13%, 02/09/24	100,000	115,832
3.20%, 05/16/24	200,000	214,670
0.63%, 01/21/26	1,000,000	992,430
1.05%, 04/14/26	500,000	504,640
2.50%, 04/27/26	250,000	268,748
2.30%, 06/15/26	400,000	426,552
Province of Quebec
2.38%, 01/31/22	200,000	201,858
2.63%, 02/13/23	250,000	258,760
2.50%, 04/09/24	250,000	263,345
2.88%, 10/16/24	1,000,000	1,072,900
1.50%, 02/11/25	450,000	463,306
0.60%, 07/23/25	750,000	747,240
2.50%, 04/20/26	500,000	538,090
Province of Saskatchewan
8.50%, 07/15/22	25,000	26,722
		14,869,128
U.S. 0.0%
Illinois
4.95%, 06/01/23	63,636	66,898
Port Authority of New York & New Jersey
1.09%, 07/01/23	300,000	304,192
State Board of Administration Finance Corp.
1.26%, 07/01/25	350,000	353,950
State of California
5.70%, 11/01/21	85,000	85,767

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
University of California
0.88%, 05/15/25 (a)	250,000	252,485
		1,063,292
		15,932,420

Sovereign 0.8%
Canada 0.1%
Canada Government International Bond
2.00%, 11/15/22	650,000	664,534
1.63%, 01/22/25	900,000	933,777
0.75%, 05/19/26	750,000	749,932
		2,348,243
Chile 0.0%
Chile Government International Bond
2.25%, 10/30/22	150,000	153,345
3.13%, 01/21/26	250,000	270,573
		423,918
Hungary 0.1%
Hungary Government International Bond
5.38%, 02/21/23	500,000	536,670
5.75%, 11/22/23	210,000	234,238
5.38%, 03/25/24	700,000	784,504
		1,555,412
Indonesia 0.0%
Indonesia Government International Bond
2.95%, 01/11/23	200,000	206,756
4.45%, 02/11/24	200,000	218,382
		425,138
Israel 0.0%
Israel Government International Bond
4.00%, 06/30/22	250,000	257,785
3.15%, 06/30/23	250,000	262,488
		520,273
Italy 0.2%
Republic of Italy Government International Bond
6.88%, 09/27/23	950,000	1,070,213
0.88%, 05/06/24	250,000	249,905
2.38%, 10/17/24	750,000	780,893
1.25%, 02/17/26	950,000	943,986
		3,044,997
Mexico 0.1%
Mexico Government International Bond
8.00%, 09/24/22	250,000	272,548
4.00%, 10/02/23	148,000	159,412
3.60%, 01/30/25	750,000	823,890
3.90%, 04/27/25 (a)	200,000	221,904
4.13%, 01/21/26	500,000	566,470
		2,044,224
Panama 0.1%
Panama Government International Bond
4.00%, 09/22/24 (a)	200,000	216,878
3.75%, 03/16/25 (a)	400,000	433,720
7.13%, 01/29/26	350,000	433,912
		1,084,510
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Peru 0.0%
Peruvian Government International Bond
7.35%, 07/21/25	350,000	428,498
2.39%, 01/23/26 (a)	300,000	311,115
		739,613
Philippines 0.1%
Philippine Government International Bond
4.20%, 01/21/24	600,000	650,520
10.63%, 03/16/25	500,000	672,115
5.50%, 03/30/26	300,000	359,733
		1,682,368
Poland 0.1%
Republic of Poland Government International Bond
3.00%, 03/17/23	500,000	521,095
4.00%, 01/22/24	600,000	650,898
3.25%, 04/06/26	500,000	551,955
		1,723,948
Republic of Korea 0.0%
Korea International Bond
3.88%, 09/11/23	200,000	214,202
2.00%, 06/19/24	200,000	208,394
		422,596
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	400,000	432,540
		16,447,780

Supranational* 3.4%
African Development Bank
1.63%, 09/16/22	250,000	253,863
2.13%, 11/16/22	450,000	460,818
0.75%, 04/03/23	875,000	882,691
3.00%, 09/20/23	850,000	897,302
0.88%, 03/23/26	500,000	502,495
0.88%, 07/22/26	750,000	751,830
Asian Development Bank
1.88%, 07/19/22	750,000	761,782
1.88%, 08/10/22	100,000	101,664
1.75%, 09/13/22	600,000	610,038
1.63%, 01/24/23	800,000	816,360
2.75%, 03/17/23	550,000	571,868
0.25%, 07/14/23	1,050,000	1,050,672
0.25%, 10/06/23	1,250,000	1,249,412
2.63%, 01/30/24	600,000	633,018
0.38%, 06/11/24	1,000,000	999,220
1.50%, 10/18/24	900,000	928,386
2.00%, 01/22/25	200,000	209,832
0.63%, 04/29/25	1,250,000	1,251,650
0.38%, 09/03/25	1,000,000	988,880
0.50%, 02/04/26	1,000,000	989,540
1.00%, 04/14/26	1,250,000	1,263,475
2.00%, 04/24/26	500,000	528,120
Corp. Andina de Fomento
2.75%, 01/06/23	100,000	103,124
2.38%, 05/12/23	300,000	308,901
3.75%, 11/23/23	150,000	159,653
1.63%, 09/23/25	400,000	405,872

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Council of Europe Development Bank
1.75%, 09/26/22	200,000	203,450
2.63%, 02/13/23	250,000	258,853
0.25%, 06/10/23	150,000	150,087
0.25%, 10/20/23	400,000	399,712
2.50%, 02/27/24	400,000	421,100
1.38%, 02/27/25	150,000	154,152
European Bank for Reconstruction & Development
2.75%, 03/07/23	650,000	675,259
0.25%, 07/10/23	500,000	500,270
1.63%, 09/27/24	150,000	155,243
1.50%, 02/13/25	150,000	154,820
0.50%, 05/19/25	600,000	597,642
0.50%, 11/25/25	300,000	297,519
0.50%, 01/28/26	1,000,000	990,320
European Investment Bank
2.38%, 06/15/22	800,000	814,296
1.38%, 09/06/22	500,000	506,315
2.00%, 12/15/22	750,000	767,940
2.50%, 03/15/23	1,650,000	1,708,987
1.38%, 05/15/23	250,000	255,028
2.88%, 08/15/23	1,200,000	1,261,584
0.25%, 09/15/23	650,000	649,980
3.13%, 12/14/23	1,000,000	1,064,190
3.25%, 01/29/24	2,150,000	2,300,027
2.63%, 03/15/24	700,000	740,026
2.25%, 06/24/24	1,250,000	1,314,225
2.50%, 10/15/24	200,000	212,580
1.88%, 02/10/25	450,000	470,484
1.63%, 03/14/25	1,150,000	1,192,665
0.63%, 07/25/25	1,000,000	999,990
0.38%, 12/15/25	1,000,000	986,910
0.38%, 03/26/26	1,500,000	1,475,745
Inter-American Development Bank
1.75%, 09/14/22	100,000	101,674
2.50%, 01/18/23	1,100,000	1,135,739
0.50%, 05/24/23	1,250,000	1,256,812
3.00%, 10/04/23	950,000	1,004,083
0.25%, 11/15/23	1,000,000	999,160
2.63%, 01/16/24	1,100,000	1,159,642
3.00%, 02/21/24	600,000	638,988
2.13%, 01/15/25	1,600,000	1,684,320
1.75%, 03/14/25	400,000	416,508
0.88%, 04/03/25	150,000	151,562
0.63%, 07/15/25	1,100,000	1,100,033
0.88%, 04/20/26	1,250,000	1,256,550
2.00%, 06/02/26	750,000	792,225
International Bank for Reconstruction & Development
1.63%, 02/10/22	600,000	603,990
2.13%, 07/01/22	500,000	508,405
1.88%, 10/07/22	450,000	458,631
2.13%, 02/13/23	150,000	154,266
1.75%, 04/19/23	250,000	256,365
1.88%, 06/19/23	550,000	566,473
3.00%, 09/27/23	1,500,000	1,584,795
0.25%, 11/24/23	1,000,000	999,330
2.50%, 03/19/24	1,050,000	1,106,910
1.50%, 08/28/24	550,000	567,215
2.50%, 11/25/24	1,200,000	1,277,064
1.63%, 01/15/25	1,500,000	1,555,395
2.13%, 03/03/25	100,000	105,438
0.75%, 03/11/25	950,000	956,032
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.63%, 04/22/25	2,000,000	2,003,240
0.38%, 07/28/25	1,250,000	1,237,850
2.50%, 07/29/25	1,500,000	1,607,895
0.50%, 10/28/25	1,500,000	1,489,500
0.88%, 07/15/26	500,000	502,090
International Finance Corp.
2.00%, 10/24/22	200,000	204,240
0.50%, 03/20/23	350,000	351,792
2.88%, 07/31/23	400,000	420,092
1.38%, 10/16/24	550,000	565,142
0.38%, 07/16/25	750,000	743,032
2.13%, 04/07/26	250,000	265,430
Nordic Investment Bank
2.25%, 09/30/21	200,000	200,342
0.38%, 05/19/23	200,000	200,572
2.25%, 05/21/24	400,000	419,904
0.38%, 09/11/25	400,000	395,528
0.50%, 01/21/26	250,000	247,710
The Asian Infrastructure Investment Bank
0.25%, 09/29/23	1,000,000	999,420
2.25%, 05/16/24	700,000	734,545
0.50%, 05/28/25	500,000	497,690
0.50%, 01/27/26	1,000,000	989,560
		75,833,044
Total Government Related
(Cost $219,984,453)		221,663,428
Security	Number of Shares	Value ($)
Short-Term Investment 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (h)	9,585,311	9,585,311
Total Short-Term Investment
(Cost $9,585,311)		9,585,311
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Security converts to floating rate after the fixed-rate coupon period.
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,198,468 or 0.1% of net assets.
(e)	Variable-rate security.
(f)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(g)	Guaranteed by the Republic of Germany.
(h)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2021 (continued)

The fund owns corporate bonds of affiliates, The Charles Schwab Corp. and TD Ameritrade Holding Corp., since those corporate bonds are included in its index. Below is a summary of investment activities involving The Charles Schwab Corp. and TD Ameritrade Holding Corp. notes owned by the fund during the period ended August 31, 2021:
	Value at 08/31/20	Gross Purchases*	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 08/31/21	Face Amount at 08/31/21	Interest Income Earned
TD Ameritrade Holding Corp., 2.95%, 04/01/22	$103,778	$144	($102,046)	$2,246	($4,122)	$—	—	$1,991
TD Ameritrade Holding Corp., 3.63%, 04/01/25	168,864	(2,244)	(54,571)	1,216	(4,009)	109,256	100,000	4,702
The Charles Schwab Corp., 2.65%, 01/25/23	79,061	(547)	—	—	(1,179)	77,335	75,000	1,988
The Charles Schwab Corp., 3.55%, 02/01/24	109,804	(2,420)	—	—	(52)	107,332	100,000	3,550
The Charles Schwab Corp., 0.75%, 03/18/24	—	352,344	—	—	39	352,383	350,000	668
The Charles Schwab Corp., 3.00%, 03/10/25	—	108,204	(53,608)	(759)	(243)	53,594	50,000	2,038
The Charles Schwab Corp., 4.20%, 03/24/25	232,365	(3,074)	(112,146)	(1,184)	(4,450)	111,511	100,000	6,498
The Charles Schwab Corp., 3.85%, 05/21/25	171,406	(4,231)	—	—	(1,549)	165,626	150,000	5,775
The Charles Schwab Corp., 3.45%, 02/13/26	—	54,938	—	—	259	55,197	50,000	283
The Charles Schwab Corp., 0.90%, 03/11/26	—	247,828	—	—	1,472	249,300	250,000	731
The Charles Schwab Corp., 1.15%, 05/13/26	—	200,348	—	—	1,062	201,410	200,000	415
Total	$865,278	$951,290	($322,371)	$1,519	($12,772)	$1,482,944		$28,639
* Amount includes amortization of premiums and/or accretion of discounts.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$581,870,463	$—	$581,870,463
Treasuries	—	1,409,856,539	—	1,409,856,539
Government Related[1]	—	221,663,428	—	221,663,428
Short-Term Investment[1]	9,585,311	—	—	9,585,311
Total	$9,585,311	$2,213,390,430	$—	$2,222,975,741
[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Short-Term Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2021
Assets
Investments in securities, at value — affiliated (cost $1,466,854)		$1,482,944
Investments in securities, at value — unaffiliated (cost $2,202,540,777)		2,221,492,797
Cash		100,165
Receivables:
Investments sold		76,732,524
Interest		8,968,411
Fund shares sold		5,692,900
Dividends	+	163
Total assets		2,314,469,904
Liabilities
Payables:
Investments bought		82,622,586
Investment adviser fees		113,183
Fund shares redeemed		3,399,544
Distributions to shareholders	+	586,175
Total liabilities		86,721,488
Net Assets
Total assets		2,314,469,904
Total liabilities	–	86,721,488
Net assets		$2,227,748,416
Net Assets by Source
Capital received from investors		2,203,717,284
Total distributable earnings		24,031,132

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,227,748,416		216,608,817		$10.28

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Schwab Short-Term Bond Index Fund
Statement of Operations

For the period September 1, 2020 through August 31, 2021
Investment Income
Interest received from securities — affiliated		$28,639
Interest received from securities — unaffiliated		21,047,996
Dividends received from securities — unaffiliated		2,337
Securities on loan, net	+	1,685
Total investment income		21,080,657
Expenses
Investment adviser fees		1,237,200
Total expenses	–	1,237,200
Net investment income		19,843,457
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities — affiliated		1,519
Net realized gains on sales of securities — unaffiliated	+	6,358,075
Net realized gains		6,359,594
Net change in unrealized appreciation (depreciation) on securities — affiliated		(12,772)
Net change in unrealized appreciation (depreciation) on securities — unaffiliated	+	(21,006,078)
Net change in unrealized appreciation (depreciation)	+	(21,018,850)
Net realized and unrealized losses		(14,659,256)
Increase in net assets resulting from operations		$5,184,201

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Schwab Short-Term Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/20-8/31/21		9/1/19-8/31/20
Net investment income		$19,843,457	$21,005,690
Net realized gains		6,359,594	7,072,187
Net change in unrealized appreciation (depreciation)	+	(21,018,850)	20,990,527
Increase in net assets from operations		5,184,201	49,068,404
Distributions to Shareholders
Total distributions		($25,220,242)	($21,004,922)

Transactions in Fund Shares
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		140,140,927	$1,447,080,406	120,290,629	$1,236,682,012
Shares reinvested		1,626,515	16,794,730	1,412,346	14,453,769
Shares redeemed	+	(88,234,966)	(910,429,318)	(45,172,807)	(461,824,744)
Net transactions in fund shares		53,532,476	$553,445,818	76,530,168	$789,311,037
Shares Outstanding and Net Assets
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		163,076,341	$1,694,338,639	86,546,173	$876,964,120
Total increase	+	53,532,476	533,409,777	76,530,168	817,374,519
End of period		216,608,817	$2,227,748,416	163,076,341	$1,694,338,639

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Schwab Taxable Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Opportunistic Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab 1000 Index® Fund
Schwab Tax-Free Bond Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs) referred to as “underlying funds”. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s fair value.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques

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2. Significant Accounting Policies (continued):
such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and mutual funds. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Inflation-Protected Securities: The Schwab Treasury Inflation Protected Securities Index Fund invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

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2. Significant Accounting Policies (continued):
TBA Commitments: The funds may enter into “TBA” (to-be-announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current fair value generally according to the procedures described above in the Security Valuation section. The funds’ use of TBA commitments may cause the funds to experience higher portfolio turnover and higher transaction costs.
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab U.S. Aggregate Bond Index Fund posts and receives variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeds certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of August 31, 2021, the Schwab U.S. Aggregate Bond Index Fund had securities on loan, all of which were classified as corporate bonds and government related bonds. The value of the securities on loan and the related collateral as of August 31, 2021, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date). Any increase or decrease in the principal amount of an inflation-protected security is included as an addition or reduction to interest income on the Statement of Operations; such adjustments may have a significant impact on a fund’s distributions. Dividends from underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory Agreement between CSIM and the Schwab Treasury Inflation Protected Securities Index Fund and an Investment Advisory Agreement between CSIM and the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, CSIM pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties. These fails charges are included in net realized gains (losses) on each fund’s Statement of Operations, if any.
(g) Distributions to Shareholders:
The funds, except for the Schwab Treasury Inflation Protected Securities Index Fund, declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The Schwab Treasury Inflation Protected Securities Index Fund declares and pays distributions from net investment income, if any, quarterly. All the funds make distributions from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
based reference rates at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

3. Risk Factors:
The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, they follow the securities included in their respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of its index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates generally causes a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which a fund invests.
Sampling Index Tracking Risk. An index fund may not fully replicate its respective index and may hold securities not included in the respective index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Credit Risk. A decline in the credit quality of an issuer or guarantor or liquidity provider of a portfolio investment or a counterparty could cause the funds to lose money or underperform. The funds could lose money if, due to a decline in credit quality, the issuer or guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
Concentration Risk. To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Prepayment and Extension Risk. Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the fund to forgo future interest income on the portion of the security’s principal repaid early and force the fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the fund’s performance.

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Financial Notes (continued)

3. Risk Factors (continued):
Non-U.S. Issuer Risk. Certain funds may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. A fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Certain of the mortgage-backed securities in which the fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so which can cause the fund to lose money or underperform. The risks of investing in mortgage-backed securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk. Transactions in mortgage pass-through securities often occur through TBA transactions. The fund could lose money or underperform if a TBA counterparty defaults or goes bankrupt.
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. A fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Derivatives Risk. Certain funds may invest in derivative instruments. The principal types of derivatives used by the funds are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, credit risk, liquidity risk and leverage risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Inflation-Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Leverage Risk. Certain fund transactions, such as derivatives transactions, TBA transactions and mortgage dollar rolls, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

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Financial Notes (continued)

3. Risk Factors (continued):
Portfolio Turnover Risk (Schwab U.S. Aggregate Bond Index Fund only). A fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index, primarily due to the fund rolling over its positions in TBAs as it tracks the portion of the index represented by mortgage-backed securities. A higher portfolio turnover rate may result in increased transaction costs, which may lower a fund’s performance. A higher portfolio turnover rate can also result in an increase in taxable capital gains distributions to a fund’s shareholders.
Please refer to the funds’ prospectuses for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
0.05%	0.04%	0.06%
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2021, as applicable:
	Underlying Funds
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Schwab MarketTrack Growth Portfolio	—%	2.8%	—%
Schwab MarketTrack Balanced Portfolio	—%	4.1%	0.3%
Schwab MarketTrack Conservative Portfolio	—%	3.2%	0.1%
Schwab Target 2010 Fund	0.2%	0.3%	0.3%
Schwab Target 2015 Fund	0.2%	0.4%	0.3%
Schwab Target 2020 Fund	1.4%	2.3%	2.1%
Schwab Target 2025 Fund	0.8%	2.2%	1.9%
Schwab Target 2030 Fund	0.4%	2.7%	2.4%
Schwab Target 2035 Fund	—%	1.0%	0.9%
Schwab Target 2040 Fund	—%	1.4%	1.1%
Schwab Target 2045 Fund	—%	0.2%	0.1%
Schwab Target 2050 Fund	—%	0.1%	0.1%
Schwab Target 2055 Fund	—%	0.0%*	0.0%*
Schwab Target 2060 Fund	—%	0.0%*	0.0%*
Schwab Target 2065 Fund	—%	0.0%*	0.0%*
Schwab Monthly Income Fund — Moderate Payout	—%	0.5%	—%
Schwab Monthly Income Fund — Enhanced Payout	—%	1.2%	—%
Schwab Monthly Income Fund — Maximum Payout	—%	1.7%	—%
Schwab Balanced Fund	—%	5.2%	—%
*	Less than 0.05%.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. The independent trustees are paid by CSIM. For more information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
All of the funds also have access to custodian overdraft facilities. The funds may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2021, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab Treasury Inflation Protected Securities Index Fund	$1,335,775,452	$—	$1,335,775,452
Schwab U.S. Aggregate Bond Index Fund	3,329,543,798	436,372,652	3,765,916,450
Schwab Short-Term Bond Index Fund	1,434,811,963	366,658,768	1,801,470,731
	Sales/Maturities of Long-Term U.S. Government Securities*	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab Treasury Inflation Protected Securities Index Fund	$470,338,797	$—	$470,338,797
Schwab U.S. Aggregate Bond Index Fund	2,610,382,697	212,262,560	2,822,645,257
Schwab Short-Term Bond Index Fund	1,051,865,171	190,480,129	1,242,345,300
*	Includes securities guaranteed by U.S. Government Agencies.

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Financial Notes (continued)

8. Federal Income Taxes:
As of August 31, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Tax cost	$2,250,179,537	$5,477,941,059	$2,204,576,311
Gross unrealized appreciation	$156,820,448	$188,865,209	$22,201,243
Gross unrealized depreciation	(9,717,928)	(29,717,831)	(3,801,813)
Net unrealized appreciation (depreciation)	$147,102,520	$159,147,378	$18,399,430
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Undistributed ordinary income	$53,054,668	$1,913,059	$806,039
Undistributed long-term capital gains	2,810,087	—	5,411,838
Net unrealized appreciation (depreciation) on investments	147,102,520	159,147,378	18,399,430
Capital loss carryforwards and other losses	—	(13,285,898)	—
Total	$202,967,275	$147,774,539	$24,617,307
The components of distributable earnings on a tax basis may not match the Total distributable earnings line item on the Statement of Assets and Liabilities due to other temporary timing differences. The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and sales on TIPS.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2021, the Schwab U.S. Aggregate Bond Index Fund had capital loss carryforwards of $13,285,898 with no expiration available to offset future net capital gains. The Schwab Treasury Inflation Protected Securities Index Fund and Schwab Short-Term Bond Index Fund had no capital loss carryforwards available to offset future net capital gains.
For the fiscal year ended August 31, 2021, the funds had no capital loss carryforwards utilized.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Current fiscal year end distributions
Ordinary income	$42,448,667	$107,400,469	$21,736,122
Long-term capital gains	1,027,968	5,441,247	3,484,120
Prior fiscal year end distributions
Ordinary income	$14,928,816	$93,281,965	$21,004,922
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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Financial Notes (continued)

8. Federal Income Taxes (continued):
Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and TIPS, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of August 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2021, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund, and Schwab Short-Term Bond Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund, and Schwab Short-Term Bond Index Fund (the “Funds”), three of the funds constituting Schwab Investments, as of August 31, 2021, and the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years or periods in the period ended August 31, 2019 were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 19, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

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Other Federal Tax Information (unaudited)

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2021:
Schwab Treasury Inflation Protected Securities Index Fund	$1,027,968
Schwab U.S. Aggregate Bond Index Fund	5,441,247
Schwab Short-Term Bond Index Fund	3,484,120
For the fiscal year ended August 31, 2021, the funds designate the following percentage of dividend income as business interest income under section 163(j) of the Internal Revenue Code.
Percentage
Schwab Treasury Inflation Protected Securities Index Fund	99.3%
Schwab U.S. Aggregate Bond Index Fund	99.4%
Schwab Short-Term Bond Index Fund	97.0%

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Schwab Taxable Bond Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered CSIM’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and

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government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of portfolio yield and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and each Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or

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other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the
Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by CSIM and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 102 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	102	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	102	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	102	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	102	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	102	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	102	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	102	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	102	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	102	Director (2008 – present), The Charles Schwab Corporation

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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	102	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Senior Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
David Lekich
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Vice President and Assistant Secretary (Oct. 2021 – present), Secretary (Apr. 2011 – Oct. 2021) and Chief Legal Officer (Dec. 2011 – Oct. 2021), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Vice President and Assistant Secretary (Oct. 2021 – present), Secretary (May 2011 – Oct. 2021) and Chief Legal Officer (Nov. 2011 – Oct. 2021), Schwab ETFs.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Government/Credit 1–5 Year Index  An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)  An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the
TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
commercial mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of commercial mortgage loans.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

Schwab Taxable Bond Funds  |  Annual Report

Notes

Schwab Taxable Bond Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13655-24
00264625

Annual Report  |  August 31, 2021
Schwab Municipal Bond Funds

Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
Schwab Opportunistic Municipal Bond Fund
(formerly Schwab High Yield Municipal Bond Fund)

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Three ways investors can include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Municipal Bond Funds  |  Annual Report

Schwab Municipal Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2021
Schwab Tax-Free Bond Fund (Ticker Symbol: SWNTX)	3.03%
Bloomberg Municipal 3-15 Year Blend Index	2.73%
Fund Category: Morningstar Municipal National Intermediate Bond*	3.80%
Performance Details	pages 8-10

Schwab California Tax-Free Bond Fund (Ticker Symbol: SWCAX)	2.25%
Bloomberg California Municipal 3-15 Year Blend Index	1.98%
S&P California AMT-Free Municipal Bond Index	2.22%
Fund Category: Morningstar Municipal California Intermediate/Short Bond*	2.93%
Performance Details	pages 11-13

Schwab Opportunistic Municipal Bond Fund (Ticker Symbol: SWHYX)	5.26% [1]
Bloomberg Municipal Bond Index[2]	3.40%
Bloomberg High Yield Municipal Index	12.17%
Fund Category: Morningstar High Yield Muni*	9.23%
Performance Details	pages 14-16
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
*	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	Effective July 1, 2021, the fund changed its primary benchmark index from the Bloomberg High Yield Municipal Index to the Bloomberg Municipal Bond Index. CSIM believes the benchmark indices change provides a more appropriate comparison for evaluating the fund’s performance.
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Schwab Municipal Bond Funds  |  Annual Report

Schwab Municipal Bond Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Despite the hopes of last winter and spring that large-scale vaccine distribution would bring the COVID-19 pandemic under control, the spread of the Delta variant of the virus continues to pose significant social, health, and economic challenges across the United States and the world. Nevertheless, during the 12-month period ended August 31, 2021, the U.S. economy made dramatic progress toward reopening and renewed growth backed by continued monetary and fiscal support by the U.S. Congress and U.S. Federal Reserve. The U.S. gross domestic product (GDP) growth rate increased by over 6% during the first half of 2021 after declining in 2020. U.S. equity markets rallied sharply as well, with the S&P 500® Index, a bellwether for the overall U.S. stock market, retuning 31.2% for the reporting period and repeatedly reaching new record territory. Bond prices, which typically move in the opposite direction of yields, struggled in early 2021 due to the increasing inflationary pressures of the improving economy and pandemic-constrained supply chains, then recovered in the second quarter of the year as the U.S. Federal Reserve opined that the acceleration in inflation was likely to prove transitory. The broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, struggled in this uncertain environment, ending the reporting period flat. However, municipal bonds, as measured by Bloomberg Municipal Bond Index, returned 3.4% over the same period as local municipalities benefited from improving economic fundamentals and federal financial support.
At Charles Schwab Investment Management, we believe the varied performance of asset classes during the reporting period reinforces the importance of establishing and maintaining a diversified, long-term investing plan that reflects your risk tolerance and long-term financial goals. The Schwab Municipal Bond Funds can provide tax-exempt income and help to manage overall portfolio volatility. The funds also offer active management by an experienced investment team that employs extensive credit research in maintaining a mix of securities that seek to maximize current income while maintaining each fund’s credit standards. In addition, the Schwab Opportunistic Municipal Bond Fund (formerly the Schwab High Yield Municipal Bond Fund) now features lowered expenses and no longer has a redemption fee.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Municipal Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In addition, the Schwab Opportunistic Municipal Bond Fund (formerly the Schwab High Yield Municipal Bond Fund) now features lowered expenses and no longer has a redemption fee.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Municipal Bond Funds  |  Annual Report

Schwab Municipal Bond Funds
The Investment Environment

For the 12-month reporting period ended August 31, 2021, fixed-income markets were mixed. Despite persisting COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise on economic recovery, strong earnings, ongoing fiscal stimulus measures, and optimism related to the rapid rollout of COVID-19 vaccines that began in December 2020. Taxable bond yields remained relatively flat for the first four months of the reporting period before demand waned and yields rose in January and February of 2021. (Bond yields and bond prices typically move in opposite directions.) Demand began to recover and yields dipped again over the second half of the reporting period. Demand for municipal (muni) bonds was robust over most of the reporting period, and muni bonds generally outperformed taxable bonds. For the reporting period, the Bloomberg Municipal 3-15 Year Blend Index returned 2.73% and the Bloomberg California Municipal 3-15 Year Blend Index returned 1.98%, while the Bloomberg Municipal Bond Index and Bloomberg High Yield Municipal Bond Index returned 3.40% and 12.17%, respectively. For comparison to taxable bonds, the Bloomberg US Aggregate Bond Index, representing the broad U.S. bond market, returned -0.08% for the reporting period.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic. After falling by an annualized rate of 31.4% in the second quarter of 2020, U.S. gross domestic product (GDP) jumped by an annualized rate of 33.4% for the third quarter of 2020, reflecting pent-up consumer demand and government support. GDP growth stabilized beginning in the fourth quarter of 2020, growing at an annualized rate of 4.3% for the fourth quarter of 2020, 6.3% for the first quarter of 2021, and 6.7% for the second quarter of 2021. Unemployment, which skyrocketed in April 2020 but began falling starting in May 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until March 2021, when it jumped, continued to rise through June 2021 and remained elevated through August 2021, largely due to supply and demand imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services over most of the reporting period, and higher energy costs.
Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Municipal Bond Funds  |  Annual Report

Schwab Municipal Bond Funds
The Investment Environment (continued)

For the most part, central banks around the world maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the U.S., despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as is needed to achieve a full recovery, while acknowledging that it was keeping an eye on rising inflation. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. By the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 with Fed Chair Jerome Powell noting that the Fed’s bond tapering should not be seen as an indication of an imminent interest rate hike. In developed international markets, most central banks were similarly accommodative. The European Central Bank held its interest rate at 0.00%, unchanged since March 2016, and confirmed it would continue its asset purchase program to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and maintained its ongoing program of purchasing exchange-traded funds (ETFs) and other assets. The Bank of England maintained its key official bank rate at 0.1% and also reiterated its commitment to its bond-buying program.
As of the beginning of the reporting period, the muni bond market had recovered to pre-COVID-19 pandemic levels following plummeting demand in March 2020, demonstrating resilience. Demand was strong throughout most of the reporting period, driving yields lower, as investors sought tax-exempt yield and looked to shelter income from the potential of future higher taxes. Muni bond issuers took advantage of low interest rates to increase issuance as demand rose.
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Schwab Municipal Bond Funds  |  Annual Report

Schwab Municipal Bond Funds
California State Investment Environment

California generated record revenues in fiscal 2021 (ended June 30, 2021), far surpassing expectations from a year earlier. The strong revenue performance, along with sizable federal stimulus funds, has given the state the opportunity to address many of its social, environmental and infrastructure needs. However, the state’s lofty spending plans are expected to deplete a large portion of the surplus revenues generated during the past year.
California estimates it generated $184 billion of revenue in fiscal 2021, an amount 31% higher than in fiscal 2020 and 41% higher than the very conservative budget approved in June 2020 at the beginning of the COVID-19 pandemic. Revenue performance was driven by the strength of the stock market and associated capital gains, lower than anticipated unemployment among high income taxpayers, and steady spending by consumers despite the economic impact of the COVID-19 pandemic-induced recession. State personal income and sales and use taxes, which are the state’s leading revenues, increased 31% and 12%, respectively, over fiscal 2020 receipts. Expenditures were also up substantially at $166 billion, or 24% above the original budget. The state estimates it ended fiscal 2021 with reserves of $43 billion, more than double the amount at the end of fiscal 2020.
The state enacted a $196 billion budget for fiscal 2022 which is 47% larger than the fiscal 2021 enacted budget. A large portion of the increase in general fund spending is dedicated for K-12 education, as required under the state constitution, and a portion will be used to restore other spending that was reduced in the fiscal 2021 budget. Much of the increase in spending is also targeted for one-time investments in programs addressing major issues such as wildfire risk, climate change, and income inequality. Total general fund revenues are projected to be $179 billion, and the state will draw down a large portion of the prior year’s surplus revenues to pay for the balance of its spending plans. The state estimates it will end fiscal 2022 with $28 billion of reserves. The budget excludes the $27 billion of federal stimulus funds expected to be received under the American Rescue Plan. The state plans to spend the federal stimulus funds over the next few years on healthcare, homeless housing, grants to small businesses and other allowable purposes.
California’s economy has strengthened as the vaccination rollout has progressed, businesses have reopened, and tourist activities have ramped up. However, its economic recovery lags the nation. The state reports that it has recovered more than half of the 2.7 million jobs lost due to the pandemic, reducing the unemployment rate to 7.6% as of July 2021 from a peak of 16.0% in April 2020. The state’s unemployment rate remains well above the national average of 5.4%.
Unemployment rates vary widely throughout the state. In many communities, unemployment rates reflect the disproportionate impact of the response to the pandemic on certain segments of the economy. Los Angeles County, which is the most populous county in the state, reported a 10.2% unemployment rate for July 2021, reflecting its dependence on the tourism and entertainment industries, while Santa Clara County, the sixth largest and the center of the Silicon Valley high tech industry, reported a 4.9% rate. The spread of the COVID-19 virus and its variants could continue to slow economic recovery, but local governments are expected to benefit in the near-term from federal stimulus grants, the strong real estate market, and the overall increase in state spending.
California’s credit quality is strong. At the end of the reporting period, the state’s general obligation ratings were AA from Fitch Ratings, Aa2 by Moody’s Investors Service, and AA- by S&P Global Ratings with all ratings assigned stable outlooks.

Management views may have changed since the report date.
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Schwab Municipal Bond Funds  |  Annual Report

Schwab Municipal Bond Funds
Fund Management

Kenneth Salinger, CFA, Managing Director and Head of Tax-Exempt Bond Strategies, leads the portfolio management team for the Schwab Municipal Bond Funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining Schwab in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state-specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

James Cortez, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund. Mr. Cortez joined the firm in 2006 as a director on Schwab Asset Management’s municipal research team, responsible for conducting credit research for municipal fixed-income funds and money market funds with a focus on healthcare and higher education credits. Prior to joining Schwab in 2006, Mr. Cortez was an associate director in Standard & Poor’s healthcare group.

Jason D. Diefenthaler, Senior Portfolio Manager and the Head of Wasmer Schroeder Municipal Bond Strategies at Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Opportunistic Municipal Bond Fund. Previously, Mr. Diefenthaler was the director of tax-exempt portfolio management at Wasmer Schroeder & Company, LLC (Schwab Asset Management became the investment adviser for the Wasmer Schroeder Strategies in 2020). He oversaw all tax-exempt strategies and the management of the Wasmer Schroeder High Yield Municipal Fund, which subsequently reorganized into the Schwab Opportunistic Municipal Bond Fund. Mr. Diefenthaler began his career with Wasmer Schroeder in 2000. He was a credit analyst for taxable and tax-exempt strategies before becoming a portfolio manager.

John Khodarahmi, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund. Prior to joining Schwab in 2015, Mr. Khodarahmi was a vice president and senior municipal trader at Eaton Vance Management for the firm’s tax-free bond funds since 2002. Previous to Eaton Vance, he was a vice president at both Banc of America Montgomery Securities and Thomas Weisel Partners, and also spent time as a corporate cash and high net worth portfolio manager/trader at Thomas Weisel. Prior to those roles, Mr. Khodarahmi was a municipal trader and underwriter for Fleet Securities, Inc. (now part of Bank of America).
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Schwab Tax-Free Bond Fund as of August 31, 2021

The Schwab Tax-Free Bond Fund (the fund) seeks high current income that is exempt from federal income tax, consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in munis the interest from which is exempt from federal income tax, including the federal alternative minimum tax. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended August 31, 2021, muni bonds generated positive returns. Despite persistent COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise, with several key equity market indices ending the reporting period just off record highs. Markets continued to be buoyed by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020 in response to the onset of the COVID-19 pandemic. Over the reporting period, the Fed maintained the federal funds rate in a range of 0.00% to 0.25%. By the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 on signs of a strengthening economy and rising inflation, despite ongoing challenges. Taxable bond yields were relatively flat for the first four months of the period before demand waned in January and February and yields rose. Demand began to recover over the second half of the reporting period.
U.S. Treasury yields generally remained low. The yield on the 10-year U.S. Treasury began the reporting period at 0.72% and ended the reporting period at 1.30%. The yield on the three-month U.S. Treasury began the period at 0.11% and ended the reporting period at 0.04%.
As investors sought tax-exempt yield in the ongoing and extraordinarily low interest rate environment, as well as the potential of future higher taxes, muni demand—and prices—rose steadily throughout most of the reporting period, driving yields lower. (Bond yields and bond prices typically move in opposite directions.) As demand rose, muni bond issuers—many of whom weathered the COVID-19 pandemic better than expected—took advantage of low interest rates to increase issuance. Despite their added risk, high-yield muni bonds were in particular demand, significantly outperforming high-quality muni bonds.
Performance. The fund returned 3.03% for the 12-month period ended August 31, 2021, compared with the Bloomberg Municipal 3-15 Year Blend Index (the comparative index), which returned 2.73%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. The fund’s duration, a measure of interest-rate sensitivity, was generally long in relation to the fund’s index as well as to the fund’s peers. The fund’s duration trended lower toward the end of the reporting period. Throughout most of the reporting period the fund maintained a somewhat “barbelled” position relative to the index, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities.
The fund increased its exposure to lower-rated securities during the reporting period, raising the fund’s credit exposure relative to its comparative index, which contributed to the fund’s relative performance. As compared to its peers, however, the fund remained underweight to credit exposure. The fund’s portfolio managers continue to monitor credit developments to assess risk and opportunity.

Management views and portfolio holdings may have changed since the report date.
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Schwab Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2021

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.6 Yrs
Weighted Average Duration[1]	5.6 Yrs
By Credit Quality2

Portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Bloomberg Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2021 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2011 – August 31, 2021)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Tax-Free Bond Fund (9/11/92)	3.03%	2.71%	3.30%
Bloomberg Municipal 3-15 Year Blend Index	2.73%	3.08%	3.61%
Fund Category: Morningstar Municipal National Intermediate Bond [3]	3.80%	2.80%	3.44%
Fund Expense Ratios[4]: Net 0.49%; Gross 0.55%

Yields
30-Day SEC Yield[1,2]	0.53%
30-Day SEC Yield-No Waiver[1,5]	0.51%
Taxable Equivalent Yield[6]	0.89%
12-Month Distribution Yield[1,2]	1.71%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
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Schwab California Tax-Free Bond Fund as of August 31, 2021

The Schwab California Tax-Free Bond Fund (the fund) seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in munis the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended August 31, 2021, muni bonds generated positive returns. Despite persistent COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise, with several key equity market indices ending the reporting period just off record highs. Markets continued to be buoyed by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020 in response to the onset of the COVID-19 pandemic. Over the reporting period, the Fed maintained the federal funds rate in a range of 0.00% to 0.25%. By the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 on signs of a strengthening economy and rising inflation, despite ongoing challenges. Taxable bond yields were relatively flat for the first four months of the period before demand waned in January and February and yields rose. Demand began to recover over the second half of the reporting period.
U.S. Treasury yields generally remained low. The yield on the 10-year U.S. Treasury began the reporting period at 0.72% and ended the reporting period at 1.30%. The yield on the three-month U.S. Treasury began the period at 0.11% and ended the reporting period at 0.04%.
As investors sought tax-exempt yield in the ongoing and extraordinarily low interest rate environment, as well as the potential of future higher taxes, muni demand—and prices—rose steadily throughout most of the reporting period, driving yields lower. (Bond yields and bond prices typically move in opposite directions.) As demand rose, muni bond issuers—many of whom weathered the COVID-19 pandemic better than expected—took advantage of low interest rates to increase issuance. Despite their added risk, high-yield muni bonds were in particular demand, significantly outperforming high-quality muni bonds.
Performance. The fund returned 2.25% for the 12-month period ended August 31, 2021, compared with the Bloomberg California Municipal 3-15 Year Blend Index (the comparative index), which returned 1.98%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. The fund’s duration, a measure of interest-rate sensitivity, was generally long in relation to the fund’s index as well as to the fund’s peers. The fund’s duration trended lower toward the end of the reporting period. Throughout most of the reporting period the fund maintained a somewhat “barbelled” position relative to the index, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities.
The fund increased its exposure to lower-rated securities during the reporting period, raising the fund’s credit exposure relative to its comparative index, which contributed to the fund’s relative performance. As compared to its peers, however, the fund remained underweight to credit exposure. The fund’s portfolio managers continue to monitor credit developments to assess risk and opportunity.

Management views and portfolio holdings may have changed since the report date.
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Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2021

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.2 Yrs
Weighted Average Duration[1]	5.6 Yrs
By Credit Quality2

Portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Bloomberg Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2021 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2011 – August 31, 2021)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab California Tax-Free Bond Fund (2/24/92)	2.25%	2.46%	3.37%
Bloomberg California Municipal 3-15 Year Blend Index [3]	1.98%	N/A [4]	N/A [4]
S&P California AMT-Free Municipal Bond Index	2.22%	2.92%	4.18%
Fund Category: Morningstar Municipal California Intermediate/Short Bond [5]	2.93%	2.33%	3.34%
Fund Expense Ratios[6]: Net 0.49%; Gross 0.58%

Yields
30-Day SEC Yield[1,2]	0.37%
30-Day SEC Yield-No Waiver[1,7]	0.32%
Taxable Equivalent Yield[8]	0.80%
12-Month Distribution Yield[1,2]	1.64%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	The Bloomberg California Municipal 3-15 Year Blend Index was established effective January 1, 2020. Performance shown prior to January 1, 2020 is based on a subset of securities included in the Bloomberg Municipal 3-15 Year Blend Index.
[4]	Information not available to the fund.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[7]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[8]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%, and effective California state personal income tax rate of 13.30%. Your tax rate may be different.
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Schwab Opportunistic Municipal Bond Fund as of August 31, 2021

The Schwab Opportunistic Municipal Bond Fund (the fund) seeks to generate interest income that is not subject to federal income tax. To pursue its goal, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposed) in municipal securities (munis), including debt obligations of U.S. states, territories, counties, cities, political subdivisions, government agencies and instrumentalities that pay interest not subject to regular federal income tax. Some munis in which the fund invests may pay interest that is not exempt from the federal alternative minimum tax. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended August 31, 2021, muni bonds generated positive returns. Despite persistent COVID-19 pandemic-driven stresses on the U.S. economy and a resurgence of COVID-19 cases in the fall and into the winter, along with the emergence and rapid spread of the Delta variant during the summer, equity markets continued to rise, with several key equity market indices ending the reporting period just off record highs. Markets continued to be buoyed by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020 in response to the onset of the COVID-19 pandemic. Over the reporting period, the Fed maintained the federal funds rate in a range of 0.00% to 0.25%. By the end of the reporting period, the Fed indicated that it would likely begin reducing its bond purchases as early as late 2021 on signs of a strengthening economy and rising inflation, despite ongoing challenges. Taxable bond yields were relatively flat for the first four months of the period before demand waned in January and February and yields rose. Demand began to recover over the second half of the reporting period.
U.S. Treasury yields generally remained low. The yield on the 10-year U.S. Treasury began the reporting period at 0.72% and ended the reporting period at 1.30%. The yield on the three-month U.S. Treasury began the period at 0.11% and ended the reporting period at 0.04%.
As investors sought tax-exempt yield in the ongoing and extraordinarily low interest rate environment, as well as the potential of future higher taxes, muni demand—and prices—rose steadily throughout most of the reporting period, driving yields lower. (Bond yields and bond prices typically move in opposite directions.) As demand rose, muni bond issuers—many of whom weathered the COVID-19 pandemic better than expected—took advantage of low interest rates to increase issuance. Despite their added risk, high-yield muni bonds were in particular demand, significantly outperforming high-quality muni bonds.
Performance. The fund returned 5.26%* for the 12-month period ended August 31, 2021. On July 1, 2021, the fund changes it comparative index from the Bloomberg Municipal High Yield Index, which returned 12.17% for the 12-month reporting period, to the Bloomberg Municipal Bond Index (the comparative index), which returned 3.40%.
Positioning and Strategies. The fund’s duration, a measure of interest-rate sensitivity, was shorter than its comparative index throughout most of the reporting period (when its comparative index was the Bloomberg Municipal High Yield Index). The fund’s duration was extended later in the reporting period, resulting a slightly longer duration than the Bloomberg Municipal Bond Index. Effective July 1, 2021, the fund changed its comparative index to the Bloomberg Municipal Bond Index, which resulted in a slightly longer duration as compared to that comparative index. In addition, to align the fund with changes to its investment strategies, the fund’s credit risk was modestly reduced over the reporting period through selling lower-rated securities and buying higher-rated ones. The fund’s portfolio managers continue to monitor credit developments to assess risk and opportunity.

Management views and portfolio holdings may have changed since the report date.
*	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
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Schwab Opportunistic Municipal Bond Fund
Performance and Fund Facts as of August 31, 2021

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	6.1 Yrs
Weighted Average Duration[1]	7.3 Yrs
By Credit Quality2

Portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Bloomberg Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab Opportunistic Municipal Bond Fund
Performance and Fund Facts as of August 31, 2021 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 31, 2014 – August 31, 2021)1,2,3

Average Annual Returns1,2,3
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Opportunistic Municipal Bond Fund (3/31/14)[4]	5.26% [5]	3.15%	5.18%
Bloomberg Municipal Bond Index [6]	3.40%	3.30%	4.03%
Bloomberg High Yield Municipal Index	12.17%	6.19%	6.65%
Fund Category: Morningstar High Yield Muni [7]	9.23%	4.33%	N/A
Fund Expense Ratios[8]: Net 0.50%; Gross 0.63%

Yields
30-Day SEC Yield[1,2]	1.67%
30-Day SEC Yield-No Waiver[1,9]	1.56%
Taxable Equivalent Yield[10]	2.82%
12-Month Distribution Yield[1,2]	2.45%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund (the predecessor fund) was reorganized into the Schwab Opportunistic Municipal Bond Fund. The performance and financial history prior to August 10, 2020 are that of the predecessor fund.
[4]	Inception date is that of the predecessor fund.
[5]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[6]	Effective July 1, 2021, the fund changed its primary benchmark index from the Bloomberg High Yield Municipal Index to the Bloomberg Municipal Bond Index. CSIM believes the benchmark indices change provides a more appropriate comparison for evaluating the fund’s performance.
[7]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[8]	As stated in the prospectus. Effective July 1, 2021, the management fee was reduced to 0.40%. For more information, see financial note 4 or refer to the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[9]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[10]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
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Schwab Municipal Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2021 and held through August 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/21	Ending Account Value (Net of Expenses) at 8/31/21	Expenses Paid During Period 3/1/21-8/31/21[2]
Schwab Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,022.40	$2.50
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50
Schwab California Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,019.50	$2.49
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50
Schwab Opportunistic Municipal Bond Fund[3]
Actual Return	0.57%	$1,000.00	$1,031.40	$2.92
Hypothetical 5% Return	0.57%	$1,000.00	$1,022.33	$2.91

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.
[3]	Effective July 1, 2021, the Schwab Opportunistic Municipal Bond Fund’s net operating expense limitation was reduced to 0.50%. If the fund expense change had been in place throughout the most recent fiscal half-year, the expenses paid during the period under the actual return and hypothetical 5% return would have been $2.56 and $2.55 (see financial note 4).
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Schwab Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17
Per-Share Data
Net asset value at beginning of period	$12.13	$12.12	$11.52	$11.82	$12.13
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.26	0.28	0.27	0.27
Net realized and unrealized gains (losses)	0.16	0.04 [2]	0.60	(0.30)	(0.21)
Total from investment operations	0.37	0.30	0.88	(0.03)	0.06
Less distributions:
Distributions from net investment income	(0.21)	(0.26)	(0.28)	(0.27)	(0.27)
Distributions from net realized gains	(0.07)	(0.03)	—	—	(0.10)
Total distributions	(0.28)	(0.29)	(0.28)	(0.27)	(0.37)
Net asset value at end of period	$12.22	$12.13	$12.12	$11.52	$11.82
Total return	3.03%	2.52%	7.77%	(0.22%)	0.63%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.55%	0.55%	0.56%	0.57%	0.56%
Net investment income (loss)	1.72%	2.14%	2.41%	2.35%	2.32%
Portfolio turnover rate	53%	99%	129%	82%	83%
Net assets, end of period (x 1,000,000)	$801	$758	$751	$650	$667

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
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See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 87.1% of net assets
ALABAMA 1.4%
Montgomery Cnty
GO Refunding Warrants Series 2021A	4.00%	03/01/27	1,000,000	1,186,888
Pell Special Care Facilities Financing Auth
RB (Noland Health Services) Series 2016A	5.00%	12/01/31 (a)	2,000,000	2,020,216
Southeast Energy Auth
Commodity Supply RB Series 2021B1	4.00%	06/01/30 (a)	2,000,000	2,455,970
Commodity Supply RB Series 2021B1	4.00%	06/01/31 (a)	1,850,000	2,301,127
Univ of Montevallo
RB Series 2017	5.00%	05/01/26	200,000	240,196
RB Series 2017	5.00%	05/01/27	250,000	308,870
RB Series 2017	5.00%	05/01/42 (a)	2,150,000	2,580,664
				11,093,931
ARIZONA 0.3%
Arizona Health Facilities Auth
RB (Phoenix Childrens Hospital) Series 2013B	5.00%	02/01/43 (a)	1,000,000	1,062,103
Tucson
Refunding COP Series 2014	4.00%	07/01/22	700,000	722,796
Refunding COP Series 2014	4.00%	07/01/23	700,000	749,820
				2,534,719
ARKANSAS 1.5%
Bella Vista
Sales & Use Tax Bonds Series 2020	1.13%	10/01/45 (a)	2,750,000	2,766,781
Bentonville Sales & Use Tax
Sales & Use Tax Refunding RB Series 2021B	1.05%	11/01/46 (a)	1,605,000	1,592,558
Fayetteville
Sales Tax RB Series 2019A	1.60%	11/01/35 (a)	175,000	174,628
Forrest City
Sales & Use Tax RB Series 2021	1.55%	11/01/44 (a)	1,000,000	983,578
Little Rock
Sewer Refunding RB Series 2015	3.00%	04/01/23	735,000	767,477
Sewer Refunding RB Series 2015	3.00%	04/01/24	560,000	595,289
Marion
Sales & Use Tax RB Series 2017	2.90%	09/01/47 (a)	320,000	323,246
19
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Rogers
Sales & Use Tax Bonds Series 2018B	3.25%	11/01/43 (a)	2,580,000	2,713,292
Sherwood
Sales & Use Tax Bonds Series 2018	3.05%	12/01/43 (a)	335,000	345,825
Springdale
Sales & Use Tax Refunding & Improvement Bonds Series 2018	3.00%	04/01/43 (a)	1,500,000	1,538,611
				11,801,285
CALIFORNIA 9.2%
Anaheim Housing & Public Improvement Auth
Electric System Refunding RB Series 2016	5.00%	10/01/41 (a)(b)	640,000	642,477
California
GO Bonds	5.00%	08/01/24	1,000,000	1,140,095
GO Bonds	3.00%	03/01/26	5,000,000	5,590,329
GO Bonds	5.00%	03/01/27 (a)	2,600,000	3,024,035
GO Refunding Bonds	5.00%	12/01/26 (c)	10,000,000	12,361,307
GO Refunding Bonds	5.00%	09/01/41 (a)(d)	2,250,000	2,998,124
GO Refunding Bonds Series 2017	5.00%	08/01/32 (a)	590,000	715,183
California Health Facilities Financing Auth
Refunding RB (Lucile Salter Packard Childrens Hospital) Series 2022A	4.00%	05/15/51 (a)(d)	1,000,000	1,150,015
California Statewide Communities Development Auth
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/23	455,000	482,493
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/24	600,000	662,437
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/25	1,000,000	1,145,601
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/26	1,050,000	1,242,641
RB (Loma Linda Univ Medical Center) Series 2016A	5.00%	12/01/36 (a)	1,500,000	1,703,674
RB (Loma Linda Univ Medical Center) Series 2018A	5.25%	12/01/43 (a)	1,065,000	1,259,145
Hastings Campus Housing Financing Auth
Campus Housing RB Series 2020A	5.00%	07/01/45 (a)	3,700,000	4,476,693
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/21	450,000	450,000
Special Tax RB Series 2014A	5.00%	09/01/22	60,000	62,764
Los Angeles Dept of Airports
Sub RB Series 2019F	5.00%	05/15/28	2,115,000	2,677,263
Lynwood USD
GO Bonds Series E	0.00%	08/01/42 (a)(e)	1,380,000	829,830
GO Bonds Series E	0.00%	08/01/44 (a)(e)	4,640,000	2,619,701
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/27 (a)	1,295,000	1,523,679
GO Bonds Series 2015A	5.00%	08/01/28 (a)	1,000,000	1,176,160
Oroville
RB (Oroville Hospital) Series 2019	5.25%	04/01/49 (a)	2,700,000	3,008,052
Pasadena
Refunding COP Series 2015A	5.00%	02/01/29 (a)	585,000	676,612
Pleasant Valley SD
GO Refunding Bonds Series 2002A	5.85%	08/01/31	3,000,000	3,789,980
Rancho Cucamonga Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/26 (a)	755,000	857,153
20
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
San Bruno Public Finance Auth
Lease RB Series 2019	5.00%	05/01/30 (a)	460,000	598,081
Lease RB Series 2019	5.00%	05/01/31 (a)	485,000	625,312
San Diego USD
GO Bonds Series 2010C	0.00%	07/01/31 (e)	1,250,000	1,104,805
GO Bonds Series 2010C	0.00%	07/01/32 (e)	1,500,000	1,292,902
GO Bonds Series 2010C	0.00%	07/01/33 (e)	1,000,000	839,700
GO Bonds Series 2010C	0.00%	07/01/35 (e)	1,300,000	1,029,273
San Francisco Airport Commission
RB 2nd Series 2019E	5.00%	05/01/40 (a)	2,875,000	3,587,956
San Francisco Public Utilities Commission
Water RB Series 2017A	5.00%	11/01/36 (a)	2,685,000	3,075,559
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Refunding Bonds 2014	5.00%	09/01/22	605,000	633,115
Tax Allocation Refunding Bonds 2014	5.00%	09/01/23	375,000	410,126
Tax Allocation Refunding Bonds 2014	5.00%	09/01/24	1,060,000	1,206,742
Sonoma Valley USD
GO Bonds Series 2021	4.00%	08/01/39 (a)	1,400,000	1,653,662
Stockton Public Financing Auth
Water Refunding RB Series 2018A	5.00%	10/01/23	300,000	329,038
Water Refunding RB Series 2018A	5.00%	10/01/24	300,000	342,090
Water Refunding RB Series 2018A	5.00%	10/01/25	500,000	590,261
				73,584,065
COLORADO 0.8%
Centennial Water & Sanitation District
Water & Wastewater RB Series 2019	5.00%	12/01/34 (a)	420,000	534,744
Water & Wastewater RB Series 2019	5.00%	12/01/35 (a)	500,000	635,504
Colorado Health Facilities Auth
RB (CommonSpirit Health) Series 2019A1	4.00%	08/01/37 (a)	1,250,000	1,465,244
Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/31 (a)(b)	1,250,000	1,549,862
Colorado Regional Transportation District
RB (Denver Transit Partners) Series 2020A	5.00%	07/15/30	300,000	392,857
RB (Denver Transit Partners) Series 2020A	5.00%	01/15/31	500,000	661,585
RB (Denver Transit Partners) Series 2020A	4.00%	07/15/34 (a)	1,000,000	1,212,882
Denver
Dedicated Tax RB Series 2018A-2	0.00%	08/01/31 (a)(e)	380,000	297,835
				6,750,513
CONNECTICUT 1.9%
Connecticut
GO Bonds Series 2020C	4.00%	06/01/33 (a)	650,000	798,971
GO Bonds Series 2020C	4.00%	06/01/34 (a)	1,000,000	1,224,921
GO Bonds Series 2020C	4.00%	06/01/35 (a)	250,000	304,171
GO Bonds Series 2020C	4.00%	06/01/36 (a)	1,250,000	1,512,344
GO Bonds Series 2021A	4.00%	01/15/31	2,000,000	2,520,808
GO Refunding Bonds Series 2016B	5.00%	05/15/27 (a)	2,095,000	2,532,494
Special Tax Obligation Bonds Series 2020A	5.00%	05/01/25	850,000	996,267
Special Tax Obligation Bonds Series 2020A	5.00%	05/01/26	1,200,000	1,452,876
21
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Univ of Connecticut
GO Bonds Series 2019A	5.00%	11/01/34 (a)(f)	2,000,000	2,520,233
GO Bonds Series 2019A	5.00%	11/01/36 (a)(f)	1,000,000	1,255,579
				15,118,664
FLORIDA 3.2%
Florida Higher Educational Facilities Financing Auth
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/24	375,000	422,951
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/25	450,000	523,951
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/26	765,000	917,047
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/27	685,000	840,801
Florida Ports Financing Commission
Transportation Trust Fund Refunding RB Series 2011A	5.00%	10/01/28 (a)(b)	1,500,000	1,505,930
Greater Orlando Aviation Auth
Airport Facilities RB Series 2019A	5.00%	10/01/26	5,000,000	6,093,358
Hollywood Community Redevelopment Agency
Refunding RB Series 2015	5.00%	03/01/24	3,000,000	3,332,812
Jacksonville
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/34 (a)	910,000	1,104,952
Miami Beach Health Facilities Auth
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/21	100,000	100,939
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/22	150,000	158,316
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/24	400,000	457,177
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/25 (a)	250,000	286,323
Miami-Dade Cnty Expressway Auth
Toll System RB Series 2014A	5.00%	07/01/22	550,000	571,581
Toll System RB Series 2014A	4.00%	07/01/23	1,730,000	1,843,237
Toll System RB Series 2014A	5.00%	07/01/24	625,000	704,086
Palm Beach Cnty Health Facilities Auth
Hospital Refunding RB (Boca Raton Regional Hospital) Series 2014	5.00%	12/01/22 (b)	800,000	848,223
Port St. Lucie
Utility System Refunding RB Series 2014	5.00%	09/01/21	175,000	175,000
Utility System Refunding RB Series 2014	5.00%	09/01/22	485,000	508,489
Utility System Refunding RB Series 2014	5.00%	09/01/23	350,000	383,522
Tallahassee
Consolidated Utility Systems RB Series 2018	5.00%	10/01/35 (a)	1,495,000	1,761,563
Tampa
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/35 (a)(e)	1,550,000	1,068,147
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/36 (a)(e)	800,000	528,038
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/37 (a)(e)	855,000	539,422
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/38 (a)(e)	1,000,000	602,075
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/49 (a)(e)	1,200,000	437,812
				25,715,752
GEORGIA 1.4%
Atlanta Hartsfield-Jackson Airport
Airport Refunding RB Series 2020B	5.00%	07/01/27	2,500,000	3,103,803
Airport Refunding RB Series 2020B	5.00%	07/01/28	2,400,000	3,045,259
Brookhaven Development Auth
RB (Children’s Healthcare of Atlanta) Series 2019A	5.00%	07/01/27	1,500,000	1,877,840
22
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Carroll County
GO Sales Tax Bonds Series 2021	5.00%	06/01/27	1,000,000	1,250,326
Milledgeville-Baldwin Cnty Development Auth
RB (Univ of Georgia) Series 2021	5.00%	06/15/33 (a)	1,700,000	2,283,553
				11,560,781
HAWAII 0.2%
Hawaii
Harbor System RB Series 2020A	4.00%	07/01/34 (a)	750,000	899,162
Harbor System RB Series 2020A	4.00%	07/01/35 (a)	500,000	598,195
				1,497,357
IDAHO 0.4%
Canyon Cnty SD #139
GO Bonds Series 2019A	5.00%	09/15/26 (f)	450,000	550,444
GO Bonds Series 2019A	5.00%	09/15/27 (f)	400,000	503,264
GO Bonds Series 2019A	5.00%	09/15/28 (f)	425,000	548,467
GO Bonds Series 2019A	5.00%	09/15/29 (a)(f)	400,000	520,412
Nampa SD #131
GO Refunding Bonds Series 2011B	4.00%	08/15/22 (f)	695,000	720,954
				2,843,541
ILLINOIS 7.0%
Bellwood Village
GO Refunding Bonds Series 2014	4.00%	12/01/21	500,000	504,541
GO Refunding Bonds Series 2014	5.00%	12/01/32 (a)	1,705,000	1,953,583
GO Refunding Bonds Series 2016B	5.00%	12/01/28 (a)	1,855,000	2,274,638
Chicago
GO Bonds Series 2019A	5.50%	01/01/35 (a)	1,450,000	1,841,785
OHare General Airport Sr Lien Refunding RB Series 2012A	5.00%	01/01/25 (a)(b)	290,000	294,606
OHare General Airport Sr Lien Refunding RB Series 2012A	5.00%	01/01/33 (a)	400,000	469,698
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/28 (a)	1,750,000	2,009,810
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/29 (a)	1,135,000	1,303,099
OHare General Airport Sr Lien Refunding RB Series 2016C	5.00%	01/01/29 (a)	400,000	474,070
OHare General Airport Sr Lien Refunding RB Series 2016C	5.00%	01/01/31 (a)	1,000,000	1,180,803
Refunding GO Bonds Series 2014A	5.00%	01/01/35 (a)	750,000	812,646
Chicago Housing Auth
GO Bonds Series 2018A	5.00%	01/01/27	1,000,000	1,198,890
GO Bonds Series 2018A	5.00%	01/01/28	1,000,000	1,226,267
Community Unit SD #300
GO Refunding Bonds Series 2013	5.25%	01/01/31 (a)	4,840,000	5,158,558
Dupage Cnty HSD #88
GO Refunding Bonds Series 2016	5.00%	01/15/26	2,500,000	2,971,675
Illinois
GO Bonds Series 2018	5.00%	05/01/31 (a)	1,000,000	1,221,415
GO Bonds Series 2020	5.38%	05/01/23	500,000	541,732
GO Bonds Series 2020	5.50%	05/01/24	1,000,000	1,133,567
GO Bonds Series 2020	5.50%	05/01/25	1,500,000	1,764,444
GO Bonds Series 2021A	5.00%	03/01/46 (a)	1,000,000	1,247,832
23
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Refunding Bonds Series 2016	5.00%	02/01/28 (a)	1,500,000	1,805,955
GO Refunding Bonds Series 2018B	5.00%	10/01/33 (a)	1,500,000	1,838,579
Illinois Finance Auth
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/44 (a)	500,000	617,472
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/51 (a)	150,000	183,917
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/30 (a)	900,000	1,086,149
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/33 (a)	960,000	1,148,491
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/34 (a)	1,330,000	1,586,499
Refunding RB (Northwestern Memorial Health) Series 2021A	4.00%	07/15/37 (a)	2,500,000	3,013,278
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/26	700,000	836,062
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/30 (a)	400,000	481,941
Illinois Toll Highway Auth
Toll Highway Sr RB Series 2019A	5.00%	01/01/44 (a)	2,500,000	3,117,899
Toll Highway Sr Refunding RB Series 2019C	5.00%	01/01/29	2,000,000	2,595,922
Toll Highway Sr Refunding RB Series 2019C	5.00%	01/01/30	1,000,000	1,323,958
Kankakee River Metropolitan Agency
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/26	1,305,000	1,554,680
Northern Illinois Univ
Auxiliary Facilities Refunding RB Series 2020B	5.00%	04/01/29	400,000	508,033
Auxiliary Facilities Refunding RB Series 2020B	5.00%	04/01/30	450,000	581,244
Auxiliary Facilities Refunding RB Series 2020B	5.00%	04/01/31 (a)	500,000	641,586
Auxiliary Facilities Refunding RB Series 2020B	4.00%	04/01/35 (a)	1,050,000	1,238,413
Auxiliary Facilities Refunding RB Series 2020B	4.00%	04/01/37 (a)	600,000	703,044
Auxiliary Facilities System RB Series 2021	5.00%	10/01/26	250,000	300,502
Auxiliary Facilities System RB Series 2021	5.00%	10/01/27	325,000	398,944
Auxiliary Facilities System RB Series 2021	5.00%	10/01/28	325,000	407,644
Auxiliary Facilities System RB Series 2021	5.00%	10/01/29	300,000	383,566
Auxiliary Facilities System RB Series 2021	5.00%	10/01/30	325,000	422,723
				56,360,160
INDIANA 0.2%
Indiana Finance Auth
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/24 (a)	1,790,000	1,825,467
KANSAS 0.9%
Crawford Cnty USD #250
GO Bonds Series 2017	5.00%	09/01/26	250,000	304,761
GO Bonds Series 2017	5.00%	09/01/27	450,000	564,083
Hutchinson
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/27 (a)	375,000	445,805
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/28 (a)	400,000	472,900
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/29 (a)	440,000	517,479
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/30 (a)	445,000	521,003
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/31 (a)	150,000	175,145
Johnson & Miami County USD No. 230
GO Bonds Series 2018A	5.00%	09/01/26	250,000	304,347
GO Bonds Series 2018A	5.00%	09/01/27	800,000	1,000,145
GO Bonds Series 2018A	5.00%	09/01/31 (a)	2,575,000	3,196,771
				7,502,439
24
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
KENTUCKY 0.1%
Kentucky
COP 2015	4.00%	06/15/24	400,000	439,034
COP 2015	5.00%	06/15/25	400,000	466,602
				905,636
LOUISIANA 0.4%
Louisiana Public Facilities Auth
Refunding RB (Ochsner Clinic Fdn) Series 2017	5.00%	05/15/27	500,000	618,368
Louisiana Stadium & Exposition District
BAN 2021	4.00%	07/03/23 (a)	2,000,000	2,108,841
New Orleans
Sewerage Service Refunding RB Series 2014	5.00%	06/01/22	250,000	259,001
				2,986,210
MAINE 1.0%
Maine Health & Educational Facilities Auth
Educational Facilities RB Series 2021A	5.00%	07/01/32 (a)	550,000	741,038
Educational Facilities RB Series 2021A	4.00%	07/01/36 (a)	500,000	612,424
Educational Facilities RB Series 2021A	4.00%	07/01/46 (a)	750,000	894,667
RB (MaineHealth) Series 2020A	5.00%	07/01/30	800,000	1,061,045
RB (MaineHealth) Series 2020A	4.00%	07/01/36 (a)	400,000	478,473
RB (MaineHealth) Series 2020A	4.00%	07/01/37 (a)	1,000,000	1,192,522
Portland
General Airport Refunding RB Series 2019	5.00%	01/01/28	500,000	621,733
General Airport Refunding RB Series 2019	5.00%	01/01/32 (a)	560,000	715,722
General Airport Refunding RB Series 2019	5.00%	01/01/33 (a)	695,000	885,485
General Airport Refunding RB Series 2019	5.00%	01/01/34 (a)	620,000	787,369
				7,990,478
MARYLAND 1.5%
Maryland
GO Bonds First Series 2017A	5.00%	03/15/26	5,080,000	6,137,975
Maryland Health & Higher Educational Facilities Auth
RB (Frederick Health System) Series 2020	4.00%	07/01/45 (a)	600,000	699,379
RB (Meritus Medical Center) Series 2015	5.00%	07/01/23	1,000,000	1,086,173
Washington Cnty
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/24	320,000	353,874
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/25	550,000	630,856
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/27	645,000	788,350
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/28	1,405,000	1,750,851
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/29	505,000	644,969
				12,092,427
MASSACHUSETTS 1.9%
Massachusetts Development Finance Agency
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/29	500,000	650,182
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/31 (a)	1,120,000	1,431,394
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/32 (a)	500,000	637,024
25
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
RB (Boston Medical Center) Series 2016E	5.00%	07/01/31 (a)	2,815,000	3,311,188
RB (Boston Medical Center) Series 2017F	5.00%	07/01/28 (a)	240,000	294,414
RB (Lahey Health System) Series 2015F	5.00%	08/15/28 (a)	950,000	1,110,265
RB (Lesley Univ) Series 2019A	5.00%	07/01/35 (a)	1,065,000	1,335,333
RB (Lesley Univ) Series 2019A	5.00%	07/01/39 (a)	1,065,000	1,322,016
RB (Wellforce) Series 2019A	5.00%	07/01/24	1,200,000	1,350,036
RB (Wellforce) Series 2020C	4.00%	10/01/45 (a)	750,000	877,448
Massachusetts HFA
S/F Housing RB Series 183	3.50%	12/01/46 (a)	1,035,000	1,090,472
S/F Housing RB Series 203	4.50%	12/01/48 (a)	1,490,000	1,650,787
				15,060,559
MICHIGAN 1.0%
Grand Rapids
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/25	600,000	693,611
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/27	1,145,000	1,414,118
Karegnondi Water Auth
RB Series 2014A	5.00%	11/01/24 (a)	1,645,000	1,813,407
RB Series 2014A	5.00%	11/01/25 (a)	1,100,000	1,212,108
Michigan Finance Auth
Tobacco Settlement Asset-Backed Bonds Series 2020B1 Class 2	1.25%	06/01/30	225,000	226,404
Michigan Housing Development Auth
S/F Mortgage RB Series 2015A	4.00%	06/01/46 (a)	1,080,000	1,136,865
Wayne Cnty Airport Auth
Airport RB Series 2014B	5.00%	12/01/32 (a)	550,000	630,957
Airport RB Series 2014B	5.00%	12/01/33 (a)	625,000	716,778
				7,844,248
MINNESOTA 0.6%
Center City
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/26	315,000	365,573
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/27	250,000	296,253
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/28 (a)	330,000	394,704
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/29 (a)	265,000	315,189
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/30 (a)	250,000	296,025
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/34 (a)	300,000	349,619
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/41 (a)	220,000	252,665
Duluth ISD #709
Refunding COP Series 2019C	5.00%	02/01/24 (f)	400,000	440,916
Refunding COP Series 2019C	5.00%	02/01/25 (f)	375,000	427,953
Refunding COP Series 2019C	5.00%	02/01/26 (f)	400,000	470,585
Maple Grove
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/21	400,000	400,000
Minnesota Higher Educational Facilities Auth
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/33 (a)	400,000	510,574
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/34 (a)	250,000	318,146
				4,838,202
26
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
MISSISSIPPI 0.3%
Mississippi Development Bank
Special Obligation (Jackson Public SD) RB Series 2018	5.00%	10/01/25	1,000,000	1,184,084
Special Obligation (Jackson Public SD) RB Series 2018	5.00%	10/01/26	590,000	721,002
Special Obligation (Jackson Public SD) Refunding RB Series 2012A	5.00%	04/01/28 (a)(b)	345,000	371,233
Special Obligation (Jackson Public SD) Refunding RB Series 2012A	5.00%	04/01/28 (a)	220,000	234,992
				2,511,311
MISSOURI 2.3%
Jackson Cnty SD #4
School Building GO Bonds Series 2018A	5.50%	03/01/36 (a)(f)	5,000,000	6,579,968
School Building GO Bonds Series 2018A	6.00%	03/01/38 (a)(f)	2,440,000	3,295,810
Missouri Health & Educational Facilities Auth
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/35 (a)	1,000,000	1,223,882
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/36 (a)	1,050,000	1,282,824
Hospital Facilities RB (CoxHealth) Series 2019A	5.00%	11/15/31 (a)	2,490,000	3,188,485
Missouri Housing Development Commission
S/F Mortgage RB Series 2017D	4.00%	05/01/47 (a)	940,000	1,019,530
S/F Mortgage RB Series 2018A	4.25%	05/01/49 (a)	1,800,000	1,990,267
				18,580,766
MONTANA 0.2%
Montana Board of Housing
S/F Housing RB Series 2018A	4.00%	06/01/49 (a)	1,310,000	1,422,219
NEBRASKA 0.6%
Boys Town Village
RB (Father Flanagan Boys Home) Series 2017	3.00%	09/01/28	3,365,000	3,802,117
Nebraska Investment Finance Auth
S/F Housing RB Series 2016A	3.50%	03/01/46 (a)	160,000	162,361
Papio-Missouri River Natural Resource District
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/27 (a)(b)	250,000	257,659
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/28 (a)(b)	275,000	283,425
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/30 (a)(b)	500,000	515,319
				5,020,881
NEVADA 0.2%
Carson City
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/25	600,000	701,445
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/27	605,000	745,965
				1,447,410
NEW HAMPSHIRE 0.0%
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2011E	4.50%	01/01/28 (a)	15,000	15,189
27
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NEW JERSEY 3.3%
Atlantic City
Tax Appeal Refunding Bonds Series 2017A	5.00%	03/01/24	200,000	222,240
Tax Appeal Refunding Bonds Series 2017A	5.00%	03/01/25	300,000	345,639
Tax Appeal Refunding Bonds Series 2017A	5.00%	03/01/27	250,000	305,839
Flemington-Raritan Regional SD
GO Refunding Bonds Series 2014	4.00%	06/15/22	635,000	654,575
New Jersey Economic Development Auth
School Facilities Construction Bonds Series 2014 UU	5.00%	06/15/29 (a)	1,045,000	1,173,511
School Facilities Construction Bonds Series 2018 EEE	5.00%	06/15/43 (a)	2,000,000	2,468,331
School Facilities Construction Refunding Bonds Series 2019LLL	5.00%	06/15/34 (a)	750,000	957,179
School Facilities Construction Refunding Bonds Series 2019MMM	5.00%	06/15/33 (a)	500,000	639,603
New Jersey Educational Facilities Auth
RBs (Princeton Univ) Series 2016A	5.00%	07/01/25	4,555,000	5,374,594
New Jersey Housing & Mortgage Finance Agency
S/F Housing RB Series 2020E	3.50%	04/01/51 (a)	2,855,000	3,170,970
New Jersey Transportation Trust Fund Auth
Transportation Program Notes Series 2014 BB-1	5.00%	06/15/33 (a)	4,500,000	5,653,884
Transportation System RB Series 2019AA	5.00%	06/15/31 (a)	1,250,000	1,574,659
Transportation System RB Series 2019BB	5.00%	06/15/44 (a)	3,000,000	3,695,567
				26,236,591
NEW MEXICO 0.2%
New Mexico Mortgage Finance Auth
S/F Mortgage RB Series 2018B	4.00%	01/01/49 (a)	1,455,000	1,597,266
NEW YORK 13.3%
Build NYC Resource Corp
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/25 (b)	250,000	294,401
Hempstead Local Development Corp
RB (Hofstra Univ) Series 2021A	5.00%	07/01/26	800,000	972,000
RB (Hofstra Univ) Series 2021A	5.00%	07/01/27	750,000	935,507
RB (Hofstra Univ) Series 2021A	5.00%	07/01/28	840,000	1,073,510
RB (Hofstra Univ) Series 2021A	4.00%	07/01/36 (a)	340,000	419,590
RB (Hofstra Univ) Series 2021A	4.00%	07/01/37 (a)	550,000	676,465
RB (Hofstra Univ) Series 2021A	4.00%	07/01/38 (a)	515,000	631,674
RB (Hofstra Univ) Series 2021A	4.00%	07/01/39 (a)	575,000	703,241
Metropolitan Transportation Auth
Transportation RB Series 2015A2	5.00%	11/15/45 (a)	2,845,000	3,716,202
Nassau Cnty Local Economic Assistance Corp
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/25 (a)	500,000	564,630
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/26 (a)	250,000	281,635
New York City
GO Bonds Fiscal 2013 Series E	5.00%	08/01/25 (a)	3,360,000	3,589,935
GO Bonds Fiscal 2014 Series B	5.00%	08/01/22	1,050,000	1,097,203
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/23 (b)	315,000	337,988
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/23	805,000	864,054
GO Bonds Fiscal 2021 Series A-1	5.00%	08/01/32 (a)	1,500,000	1,976,006
GO Bonds Fiscal 2021 Series A-1	5.00%	08/01/33 (a)	1,500,000	1,969,215
GO Bonds Fiscal Series 2018A	5.00%	08/01/28 (a)	3,165,000	3,954,466
28
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds Fiscal Series 2018E-1	5.25%	03/01/34 (a)	2,000,000	2,535,884
GO Bonds Fiscal Series 2019E	5.00%	08/01/32 (a)	1,000,000	1,275,278
New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2021 Series DD	5.00%	06/15/26	3,250,000	3,965,647
New York City Transitional Finance Auth
Building Aid RB Fiscal 2019 Series S3A	5.00%	07/15/35 (a)	2,000,000	2,524,275
Building Aid RB Fiscal 2019 Series S3A	5.00%	07/15/36 (a)	1,450,000	1,827,762
Future Tax Secured Sub RB Fiscal 2014 Series B1	5.00%	11/01/23	2,200,000	2,430,785
Future Tax Secured Sub RB Fiscal 2017 Series E1	5.00%	02/01/30 (a)	3,000,000	3,681,358
New York City Trust for Cultural Resources
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/34 (a)	1,000,000	1,269,479
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/37 (a)	1,750,000	2,197,393
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/38 (a)	1,000,000	1,252,242
Refunding RB (Lincoln Ctr for the Performing Arts) Series 2020A	5.00%	12/01/32 (a)	2,000,000	2,641,672
Refunding RB (Lincoln Ctr for the Performing Arts) Series 2020A	4.00%	12/01/34 (a)	1,000,000	1,206,310
Refunding RB (Lincoln Ctr for the Performing Arts) Series 2020A	4.00%	12/01/35 (a)	1,000,000	1,203,693
Refunding RB (Whitney Museum of American Art) Series 2021	5.00%	07/01/31	2,500,000	3,420,024
New York Health & Hospital Corp
Health System RB Series 2020A	5.00%	02/15/30	2,500,000	3,306,147
New York State Dormitory Auth
RB (Catholic Health System) Series 2019A	5.00%	07/01/34 (a)	150,000	189,177
RB (Catholic Health System) Series 2019A	4.00%	07/01/38 (a)	925,000	1,064,885
RB (Montefiore Health) Series 2018A	5.00%	08/01/28	1,700,000	2,137,842
RB (Rockefeller Univ) Series 2019C	4.00%	07/01/49 (a)	1,000,000	1,185,539
State Personal Income Tax RB Series 2019A	5.00%	03/15/38 (a)	3,850,000	4,869,073
State Personal Income Tax Refunding RB Series 2012A	5.00%	12/15/24 (a)	1,300,000	1,381,703
State Sales Tax RB Series 2014A	5.00%	03/15/26 (a)	3,700,000	4,149,538
State Sales Tax RB Series 2018	5.00%	03/15/34 (a)	5,000,000	6,271,443
New York State Mortgage Agency
Homeowner Mortgage RB Series 226	3.50%	10/01/50 (a)	3,415,000	3,716,883
New York State Urban Development Corp
State Personal Income Tax RB Series 2020C	5.00%	03/15/33 (a)	1,500,000	1,992,963
New York Transportation Development Corp
Special Facility RB (JFK Airport) Series 2020A	5.00%	12/01/28	1,000,000	1,259,315
Special Facility RB (JFK Airport) Series 2020A	5.00%	12/01/31 (a)	500,000	650,508
Special Facility RB (JFK Airport) Series 2020C	5.00%	12/01/33 (a)	2,500,000	3,252,486
Port Auth of New York & New Jersey
Consolidated Bonds 221st Series	5.00%	07/15/35 (a)	2,835,000	3,654,351
Consolidated Bonds 221st Series	4.00%	07/15/36 (a)	2,000,000	2,390,329
Consolidated Bonds 221st Series	4.00%	07/15/45 (a)	3,000,000	3,493,600
Sales Tax Asset Receivable Corp
RB Fiscal 2015 Series A	5.00%	10/15/31 (a)(b)	5,330,000	6,128,789
				106,584,095
NORTH CAROLINA 3.0%
Asheville
Special Obligation Bonds Series 2021	5.00%	04/01/27	700,000	871,164
Special Obligation Bonds Series 2021	5.00%	04/01/30	600,000	800,743
Special Obligation Bonds Series 2021	5.00%	04/01/31	375,000	511,121
29
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Charlotte
Airport RB (Charlotte Douglas Intl) Series 2021B	5.00%	07/01/25	625,000	732,754
Airport RB (Charlotte Douglas Intl) Series 2021B	4.00%	07/01/41 (a)	1,190,000	1,436,731
North Carolina Capital Facilities Finance Agency
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/25	500,000	580,274
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/26	1,735,000	2,072,787
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/30 (a)	1,000,000	1,167,205
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/31 (a)	1,305,000	1,515,795
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/32 (a)	1,255,000	1,453,462
North Carolina Medical Care Commission
Health Care Facilities RB (Presbyterian Homes) Series 2020A	4.00%	10/01/27	420,000	501,537
Health Care Facilities RB (Presbyterian Homes) Series 2020A	4.00%	10/01/35 (a)	450,000	533,579
Health Care Facilities RB (Presbyterian Homes) Series 2020A	5.00%	10/01/40 (a)	1,000,000	1,230,720
Health Care Facilities Refunding RB (WakeMed) Series 2012A	5.00%	10/01/21	5,000,000	5,019,237
North Carolina Turnpike Auth
RB (Triangle Expressway) Series 2019	5.00%	01/01/49 (a)	500,000	629,795
Triangle Expressway Appropriation RB Series 2019	0.00%	01/01/45 (a)(e)	1,700,000	878,620
Raleigh-Durham Airport Auth
Refunding RB Series 2020A	5.00%	05/01/33 (a)	1,000,000	1,296,096
Winston-Salem
Water & Sewer System Refunding RB Series 2020A	5.00%	06/01/30	2,000,000	2,693,971
				23,925,591
NORTH DAKOTA 0.4%
West Fargo
Refunding Bonds Series 2019B	4.00%	05/01/25	400,000	451,600
Refunding Bonds Series 2019B	4.00%	05/01/26	465,000	537,346
Refunding Bonds Series 2019B	4.00%	05/01/27 (a)	225,000	259,726
Williston
Public Safety Sales Tax RB Series 2018A	5.00%	07/15/22	500,000	517,542
Public Safety Sales Tax RB Series 2018A	4.00%	07/15/23 (a)	1,650,000	1,699,175
				3,465,389
OHIO 3.3%
Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Refunding Bonds Series 2020A-2	5.00%	06/01/34 (a)	5,000,000	6,434,193
Butler Cnty
Hospital Facilities Refunding RB (UC Health) Series 2017	5.00%	11/15/30 (a)	800,000	983,273
Cleveland
Airport System RB Series 2019B	5.00%	01/01/26	1,045,000	1,242,634
Water RB Series 2020FF	5.00%	01/01/26	1,180,000	1,414,936
Water RB Series 2020FF	5.00%	01/01/28	800,000	1,014,418
Columbus
ULT GO Bonds Series 2021A	5.00%	04/01/34 (a)(c)	5,500,000	7,350,644
Hamilton Cnty
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/24	55,000	61,075
Northeast Ohio Medical Univ
General Refunding RB Series 2021A	5.00%	12/01/25	200,000	232,980
General Refunding RB Series 2021A	4.00%	12/01/35 (a)	300,000	351,548
30
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
General Refunding RB Series 2021A	3.00%	12/01/40 (a)	475,000	497,501
General Refunding RB Series 2021A	4.00%	12/01/45 (a)	225,000	256,312
Ohio
Common Schools GO Bonds Series 2021A	5.00%	06/15/25	500,000	588,816
Common Schools GO Bonds Series 2021A	5.00%	06/15/26	800,000	974,033
Common Schools GO Bonds Series 2021A	5.00%	06/15/27	650,000	813,990
Higher Education GO Bonds Series 2021A	5.00%	05/01/25	700,000	820,735
Higher Education GO Bonds Series 2021A	5.00%	05/01/26	875,000	1,061,195
Higher Education GO Bonds Series 2021A	5.00%	05/01/27	595,000	742,600
Ohio Higher Educational Facility Commission
Higher Educational Facility RB (Univ of Dayton) Series 2020	5.00%	02/01/35 (a)	700,000	897,075
Higher Educational Facility RB (Univ of Dayton) Series 2020	4.00%	02/01/36 (a)	555,000	660,047
				26,398,005
OKLAHOMA 1.1%
Norman Regional Hospital Auth
Hospital RB Series 2019	5.00%	09/01/45 (a)	1,050,000	1,294,916
Oklahoma City Zoological Trust
Sales Tax RB Series 2021	4.00%	06/01/29	1,340,000	1,648,748
Oklahoma Development Finance Auth
Lease RB Series 2014A	4.00%	06/01/27 (a)	29,000	31,702
Limited Obligation RB (Gilcrease Expressway West) Series 2020	1.63%	07/06/23 (a)	4,500,000	4,542,968
Tulsa Cnty Industrial Auth
Educational Facilities Lease RB (Tulsa Cnty ISD #11) Series 2018	5.00%	09/01/23	1,000,000	1,094,301
				8,612,635
OREGON 2.7%
Beaverton SD #48J
GO Bonds Series 2017D	5.00%	06/15/36 (a)(f)	2,920,000	3,571,727
Forest Grove
Campus Refunding & RB (Pacific Univ) Series 2014A	5.25%	05/01/34 (a)	1,075,000	1,106,742
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/24	250,000	278,090
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/25	145,000	166,512
Gresham-Barlow SD #10Jt
GO Bonds Series 2019	0.00%	06/15/34 (a)(e)(f)	300,000	224,375
GO Bonds Series 2019	0.00%	06/15/35 (a)(e)(f)	265,000	190,276
GO Bonds Series 2019	0.00%	06/15/36 (a)(e)(f)	420,000	288,899
GO Bonds Series 2019	0.00%	06/15/37 (a)(e)(f)	500,000	329,228
Hermiston SD #8R
Refunding GO Bonds Series 2020A	0.00%	06/15/28 (e)(f)	1,700,000	1,585,146
Refunding GO Bonds Series 2020A	0.00%	06/15/35 (a)(e)(f)	1,400,000	1,040,706
Lane Cnty SD #52
GO Bonds Series 2021A	0.00%	06/15/42 (a)(e)(f)	1,000,000	618,057
Medford Hospital Facilities Auth
Hospital Facilities RB (Asante) Series 2020A	4.00%	08/15/39 (a)	1,000,000	1,197,998
Morrow & Gilliam County SD
GO Bonds Series 2021A	4.00%	06/15/27 (d)(f)	205,000	242,267
GO Bonds Series 2021A	4.00%	06/15/28 (d)(f)	200,000	240,576
GO Bonds Series 2021A	4.00%	06/15/29 (d)(f)	150,000	183,214
GO Bonds Series 2021A	4.00%	06/15/30 (d)(f)	350,000	432,787
31
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Phoenix-Talent SD #4
GO Bonds Series 2018	0.00%	06/15/32 (a)(e)(f)	400,000	309,649
Port Morrow
GO Obligations Series 2016	5.00%	12/01/30 (a)(b)	330,000	357,674
GO Obligations Series 2016	5.00%	12/01/31 (a)(b)	375,000	406,447
GO Obligations Series 2016	5.00%	12/01/36 (a)(b)	1,155,000	1,251,857
Port of Portland
Airport Refunding RB Series 26C	5.00%	07/01/22	1,100,000	1,142,408
Salem Hospital Facility Auth
RB (Salem Health) Series 2019A	5.00%	05/15/26	2,180,000	2,630,211
Seaside
Transient Lodging Tax RB Series 2018	5.00%	12/15/37 (a)	1,875,000	2,308,009
West Linn-Wilsonville SD #3Jt
GO Bonds Series 2020A	0.00%	06/15/35 (a)(e)(f)	1,000,000	759,086
GO Bonds Series 2020A	0.00%	06/15/40 (a)(e)(f)	640,000	409,169
				21,271,110
PENNSYLVANIA 1.0%
Beaver Cnty
GO Bonds Series 2017	4.00%	04/15/28 (b)(f)	510,000	618,307
GO Bonds Series 2017	4.00%	04/15/28	1,625,000	1,905,376
Delaware Cnty Auth
RB (Cabrini Univ) Series 2017	5.00%	07/01/24	220,000	244,545
RB (Cabrini Univ) Series 2017	5.00%	07/01/27	485,000	584,306
RB (Cabrini Univ) Series 2017	5.00%	07/01/31 (a)	515,000	608,006
Philadelphia
GO Refunding Bonds Series 2019A	5.00%	08/01/25	745,000	878,147
GO Refunding Bonds Series 2019A	5.00%	08/01/26	1,000,000	1,217,594
GO Refunding Bonds Series 2019A	5.00%	08/01/27	500,000	624,724
GO Refunding Bonds Series 2019A	5.00%	08/01/28	300,000	381,843
GO Refunding Bonds Series 2019A	5.00%	08/01/29	245,000	318,708
GO Refunding Bonds Series 2019A	5.00%	08/01/30	285,000	378,011
GO Refunding Bonds Series 2019A	5.00%	08/01/31	300,000	406,079
				8,165,646
RHODE ISLAND 0.1%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity RB Series 67B	3.50%	10/01/46 (a)	385,000	394,377
SOUTH CAROLINA 1.1%
Kershaw Cnty Public Schools Foundation
Installment Purchase Refunding RB Series 2015	5.00%	12/01/22	800,000	847,007
South Carolina Public Service Auth
Revenue & Refunding Bonds Series 2020A	4.00%	12/01/37 (a)	1,750,000	2,091,692
Revenue & Refunding Bonds Series 2020A	4.00%	12/01/39 (a)	4,000,000	4,751,851
Univ of South Carolina
Higher Education RB Series 2015	5.00%	05/01/24	1,000,000	1,127,099
				8,817,649
32
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
SOUTH DAKOTA 0.1%
Sioux Falls SD #49-5
LT Capital Outlay Refunding Certificates Series 2017A	3.00%	08/01/28 (a)	200,000	224,277
LT Capital Outlay Refunding Certificates Series 2017B	3.00%	08/01/28 (a)	425,000	476,590
LT Capital Outlay Refunding Certificates Series 2017C	5.00%	08/01/22	150,000	156,616
				857,483
TENNESSEE 1.0%
Chattanooga-Hamilton Cnty Hospital Auth
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/23	450,000	492,373
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/24	600,000	682,198
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/25 (a)	950,000	1,079,179
Tennessee Housing Development Agency
Residential RB Series 2020-4	3.00%	01/01/51 (a)	4,930,000	5,376,339
				7,630,089
TEXAS 9.2%
Alamo Heights ISD
ULT Refunding GO Bonds Series 2020a	5.00%	02/01/25 (f)	1,265,000	1,468,254
ULT Refunding GO Bonds Series 2020A	5.00%	02/01/26 (f)	530,000	636,770
ULT Refunding GO Bonds Series 2020A	5.00%	02/01/27 (f)	425,000	526,413
ULT Refunding RB Series 2020A	5.00%	02/01/24 (f)	1,260,000	1,405,964
ULT Refunding RB Series 2020A	5.00%	02/01/28 (f)	325,000	413,466
Arlington Higher Education Finance Corp
Education RB (Uplift Education) Series 2018A	5.00%	12/01/28 (a)(f)	200,000	239,144
Atlanta ISD
ULT Refunding GO Bonds Series 2020	4.00%	08/15/26 (f)	310,000	363,923
ULT Refunding GO Bonds Series 2020	4.00%	08/15/27 (f)	325,000	389,029
ULT Refunding GO Bonds Series 2020	4.00%	08/15/28 (f)	340,000	414,639
ULT Refunding GO Series 2020	4.00%	08/15/25 (f)	150,000	171,294
Brady ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/24 (f)	170,000	193,417
Central Texas Regional Mobility Auth
Sr Lien RB Series 2015A	5.00%	01/01/27 (a)	1,100,000	1,284,687
Sr Lien RB Series 2015A	5.00%	01/01/30 (a)	1,520,000	1,764,311
Sr Lien RB Series 2021B	5.00%	01/01/29	850,000	1,098,367
Sr Lien RB Series 2021B	5.00%	01/01/31	500,000	673,576
Corpus Christi
Utility System Jr Lien Refunding & RB Series 2020A	5.00%	07/15/27	300,000	375,765
Utility System Jr Lien Refunding & RB Series 2020A	5.00%	07/15/28	565,000	724,028
Utility System Jr Lien Refunding & RB Series 2020A	5.00%	07/15/29	1,000,000	1,306,687
Dallas-Fort Worth International Airport
Airport RB Series 2013B	5.00%	11/01/38 (a)	2,300,000	2,425,933
Jt Refunding RB Series 2020A	5.00%	11/01/29	2,500,000	3,298,429
Jt Refunding RB Series 2020A	4.00%	11/01/34 (a)	1,000,000	1,234,505
Donna ISD
ULT Refunding Bonds Series 2019	5.00%	02/15/27 (f)	775,000	961,912
ULT Refunding Bonds Series 2019	5.00%	02/15/28 (f)	425,000	542,140
ULT Refunding Bonds Series 2019	5.00%	02/15/29 (f)	575,000	751,798
33
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Falls City ISD
ULT GO Bonds Series 2014	5.00%	08/15/30 (a)(f)	930,000	933,616
Forney ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/32 (a)(f)	400,000	469,020
Godley ISD
ULT GO Refunding Bonds Series 2021	5.00%	02/15/30 (f)	240,000	315,120
ULT GO Refunding Bonds Series 2021	5.00%	02/15/31 (f)	260,000	347,579
Houston Airport System
Sub Lien Refunding RB Series 2021A	4.00%	07/01/46 (a)	2,500,000	2,933,133
Lewisville ISD
ULT Refunding GO Bonds Series 2020	5.00%	08/15/23 (f)	2,500,000	2,738,333
North Fort Bend Water Auth
Water System Refunding RB Series 2021	5.00%	12/15/31 (d)(f)	1,670,000	2,275,890
North Texas Tollway Auth
System 2nd Tier Refunding RB Series 2021B	4.00%	01/01/34 (a)	1,000,000	1,226,149
System 2nd Tier Refunding RB Series 2021B	4.00%	01/01/35 (a)	1,000,000	1,218,492
System 2nd Tier Refunding RB Series 2021B	4.00%	01/01/36 (a)	1,000,000	1,212,269
System 2nd Tier Refunding RB Series 2021B	4.00%	01/01/37 (a)	1,100,000	1,330,273
System RB Series 2011A	5.00%	09/01/21 (b)	500,000	500,000
Pearland
GO Refunding Bonds Series 2015	5.00%	03/01/24	1,650,000	1,841,796
San Antonio
Water System Jr Lien RB Series 2019A	2.63%	05/01/49 (a)(g)	5,000,000	5,328,506
San Marcos Consolidated ISD
ULT GO Refunding Bonds Series 2021A	3.00%	08/01/27 (f)	5,185,000	5,910,756
ULT GO Refunding Bonds Series 2021A	3.25%	08/01/28 (f)	5,445,000	6,369,117
Seguin ISD
ULT GO Refunding Bonds Series 2016	5.00%	08/15/28 (a)(f)	445,000	523,312
Spring Branch ISD
ULT GO Bonds Series 2019	5.00%	02/01/28 (f)	620,000	787,873
Spring ISD
ULT Refunding GO Bonds Series 2020	5.00%	08/15/22 (f)	750,000	784,854
ULT Refunding GO Bonds Series 2020	5.00%	08/15/23 (f)	625,000	683,809
ULT Refunding GO Bonds Series 2020	5.00%	08/15/24 (f)	1,000,000	1,139,970
ULT Refunding GO Bonds Series 2020	5.00%	08/15/25 (f)	1,000,000	1,181,155
ULT Refunding GO Bonds Series 2020	5.00%	08/15/26 (f)	1,000,000	1,218,489
Texas Dept of Housing & Community Affairs
Residential Mortgage RB Series 2019A	4.75%	01/01/49 (a)	1,710,000	1,917,071
S/F Mortgage RB Series 2018A	4.75%	03/01/49 (a)	1,225,000	1,372,162
Texas Municipal Gas Corp III
Gas Supply Refunding RB Series 2021	5.00%	12/15/31	1,000,000	1,338,872
Gas Supply Refunding RB Series 2021	5.00%	12/15/32	1,250,000	1,696,893
Texas State Affordable Housing Corp
S/F Mortgage RB Series 2011B	4.45%	09/01/28 (a)	70,000	70,000
S/F Mortgage RB Series 2019A	4.25%	03/01/49 (a)	1,300,000	1,444,809
Texas Transportation Corp
Sr Lien Refunding RB (LBJ Infrastructure) Series 2020A	4.00%	12/31/30	500,000	613,878
34
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Texas Water Dev Brd
State Revolving Fund RB Series 2020	5.00%	08/01/23	500,000	546,733
State Revolving Fund RB Series 2020	5.00%	08/01/24	750,000	854,364
				73,788,744
UTAH 0.1%
Utah Board of Regents
Student Building Fee RB Series 2018	5.00%	03/01/27 (a)	360,000	417,893
Student Building Fee RB Series 2018	5.00%	03/01/28 (a)	425,000	492,862
				910,755
VERMONT 0.8%
Vermont HFA
Multiple Purpose Bonds Series 2017D	4.00%	05/01/48 (a)	770,000	821,064
Multiple Purpose Bonds Series 2018A	4.00%	11/01/48 (a)	3,660,000	3,963,507
Multiple Purpose Bonds Series 2018C	4.75%	11/01/48 (a)	1,783,000	1,970,750
				6,755,321
VIRGINIA 1.5%
Chesapeake Bay Bridge & Tunnel District
BAN 2019	5.00%	11/01/23	4,250,000	4,681,197
Fairfax Cnty
GO Bonds Series 2020A	5.00%	10/01/33 (a)	5,000,000	6,633,939
Prince William Cnty IDA
RB (George Mason Univ) Series 2011AA	5.50%	09/01/34 (a)(b)	220,000	220,000
Richmond Metropolitan Auth
Expressway Refunding & RB Series 1998	5.25%	07/15/22 (b)	305,000	318,373
				11,853,509
WASHINGTON 4.0%
Energy Northwest
Electric Refunding RBs Series 2020A	5.00%	07/01/27	1,000,000	1,251,242
Electric Refunding RBs Series 2020A	5.00%	07/01/28	3,585,000	4,603,558
King Cnty Public Hospital District #2
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/22	1,755,000	1,861,769
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/24	690,000	793,498
Lake Washington SD #414
ULT Refunding GO Bonds Series 2020	4.00%	12/01/28 (c)(f)	10,000,000	12,291,048
Mason Cnty Public Hospital District #1
Hospital RB Series 2018	5.00%	12/01/48 (a)	505,000	608,412
Moses Lake SD #161
ULT GO Bonds Series 2018	5.00%	12/01/33 (a)(f)	1,000,000	1,258,008
ULT GO Bonds Series 2018	5.00%	12/01/34 (a)(f)	1,000,000	1,256,505
ULT GO Bonds Series 2018	5.00%	12/01/35 (a)(f)	1,250,000	1,570,866
Ocosta SD #172
ULT GO Bonds 2013	5.00%	12/01/23 (f)	340,000	376,266
Port of Bellingham
Refunding RB 2019	5.00%	12/01/27	500,000	631,932
Refunding RB 2019	5.00%	12/01/28	460,000	594,401
35
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB 2019	5.00%	12/01/29 (a)	500,000	649,267
Refunding RB 2019	5.00%	12/01/30 (a)	625,000	804,799
Tukwila SD #406
ULT GO Series 2018	5.00%	12/01/37 (a)(f)	2,830,000	3,531,568
				32,083,139
WEST VIRGINIA 0.2%
West Virginia Hospital Finance Auth
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/36 (a)	1,400,000	1,729,312
WISCONSIN 1.7%
Wisconsin Center District
Jr Dedicated Tax RB Series 2020D	0.00%	12/15/30 (e)	410,000	355,688
Jr Dedicated Tax RB Series 2020D	0.00%	12/15/31 (a)(e)	640,000	534,497
Jr Dedicated Tax RB Series 2020D	0.00%	12/15/32 (a)(e)	1,250,000	1,005,614
Jr Dedicated Tax RB Series 2020D	0.00%	12/15/33 (a)(e)	2,000,000	1,546,914
Jr Dedicated Tax RB Series 2020D	0.00%	12/15/34 (a)(e)	1,820,000	1,353,692
Jr Dedicated Tax RB Series 2020D	0.00%	12/15/35 (a)(e)	2,900,000	2,071,914
Jr Dedicated Tax RB Series 2020D	0.00%	12/15/36 (a)(e)	3,000,000	2,056,982
Wisconsin Health & Educational Facilities Auth
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/31 (a)(b)	1,000,000	1,245,457
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/32 (a)(b)	1,025,000	1,276,594
RB (Thedacare) Series 2015	5.00%	12/15/21	200,000	202,761
RB (Thedacare) Series 2015	5.00%	12/15/22	1,045,000	1,109,555
RB (UnityPoint Health) Series 2014A	5.00%	12/01/24 (a)	1,000,000	1,148,191
				13,907,859
WYOMING 0.5%
Laramie Cnty
Hospital Refunding RB (Cheyenne Regional Medical Center) Series 2021	4.00%	05/01/28	440,000	524,932
Hospital Refunding RB (Cheyenne Regional Medical Center) Series 2021	4.00%	05/01/30	500,000	610,621
Hospital Refunding RB (Cheyenne Regional Medical Center) Series 2021	4.00%	05/01/34 (a)	495,000	604,414
Hospital Refunding RB (Cheyenne Regional Medical Center) Series 2021	4.00%	05/01/36 (a)	400,000	485,322
Hospital Refunding RB (Cheyenne Regional Medical Center) Series 2021	4.00%	05/01/38 (a)	400,000	482,408
Hospital Refunding RB (Cheyenne Regional Medical Center) Series 2021	3.00%	05/01/42 (a)	1,000,000	1,073,091
				3,780,788
Total Fixed-Rate Obligations
(Cost $656,303,252)				697,669,563

Variable-Rate Obligations 14.6% of net assets
ARIZONA 0.4%
Arizona Health Facilities Auth
Refunding RB (Phoenix Childrens Hospital) Series 2013A3
(SIFMA Municipal Swap Index + 1.85%)	1.87%	02/01/48 (a)	3,000,000	3,037,195
36
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
CALIFORNIA 1.8%
Bay Area Toll Auth
Toll Bridge RB Series 2017H	2.13%	04/01/53 (a)(g)	3,000,000	3,155,268
Toll Bridge RB Series 2018A	2.63%	04/01/45 (a)(g)	3,000,000	3,254,285
Toll Bridge RB Series 2021C
(SIFMA Municipal Swap Index + 0.45%)	0.47%	04/01/56 (a)	5,000,000	5,030,877
California Health Facilities Financing Auth
RB (Adventist Health System) Series 2011A	3.00%	03/01/41 (a)(g)	2,685,000	2,814,229
				14,254,659
COLORADO 1.5%
Colorado Health Facilities Auth
Hospital RB (AdventHealth) Series 2019B	5.00%	11/15/49 (a)(g)	4,000,000	4,925,568
Denver
Airport System RB Series 2019D	5.00%	11/15/31 (a)(g)	1,750,000	1,849,420
Univ of Colorado
Refunding RB Series 2019C	2.00%	06/01/54 (a)(g)	5,000,000	5,251,528
				12,026,516
DISTRICT OF COLUMBIA 0.4%
District of Columbia Water & Sewer Auth
Public Utility Sub Lien RB Series 2019C	1.75%	10/01/54 (a)(g)	3,000,000	3,126,619
FLORIDA 0.6%
Hillsborough Cnty IDA
Health System RB (Baycare Health) Series 2020B	0.01%	11/01/38 (a)(f)(h)	815,000	815,000
Orlando Utilities Commission
Utilities System RB Series 2021B	1.25%	10/01/46 (a)(g)	4,000,000	4,051,937
				4,866,937
GEORGIA 0.6%
Main St Natural Gas Inc
Gas Supply RB Series 2018E
(SIFMA Municipal Swap Index + 0.57%)	0.59%	08/01/48 (a)	5,000,000	5,019,204
IOWA 0.9%
Iowa Finance Auth
Health Facilities RB (UnityPoint Health) Series 2013B2	0.01%	02/15/39 (a)(f)(h)	500,000	500,000
RB (UnityPoint Health) Series 2018E	0.01%	02/15/41 (a)(f)(h)	520,000	520,000
Public Energy Financing Auth
Gas Project RB Series 2019	5.00%	09/01/49 (a)(f)(g)	5,000,000	6,013,345
				7,033,345
MONTANA 0.7%
Montana Facility Finance Auth
RB (Billings Clinic) Series 2018C
(SIFMA Municipal Swap Index + 0.55%)	0.57%	08/15/37 (a)	3,000,000	3,003,954
37
Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Montana State Board of Regents
Educational Facilities Refunding RB (Montana State Univ) Series 2012A
(SIFMA Municipal Swap Index + 0.45%)	0.47%	11/15/35 (a)	3,090,000	3,099,029
				6,102,983
NEW YORK 0.8%
New York City
GO Bonds Fiscal 2017 Series A5	0.01%	08/01/44 (a)(f)(h)	2,665,000	2,665,000
New York Liberty Development Corp
RB (Goldman Sachs Headquarters) Series 2005	0.27%	10/01/35 (a)(f)(i)(j)	3,750,000	3,750,000
				6,415,000
OREGON 1.2%
Marion & Polk Cnty SD
GO Bonds Series 2020B	5.00%	06/15/34 (a)(f)	1,000,000	1,316,326
Oregon Business Development Commission
Recovery Zone Facility Bonds (Intel Corp) Series 232	2.40%	12/01/40 (a)(g)	3,000,000	3,117,543
St. Helens SD #502
GO Bonds Series 2020B	0.00%	06/15/45 (a)(f)(k)	1,665,000	2,042,458
Umatilla SD #6R
GO Bonds Series 2017	0.00%	06/15/29 (a)(f)(k)	340,000	384,416
GO Bonds Series 2017	0.00%	06/15/30 (a)(f)(k)	300,000	338,110
GO Bonds Series 2017	0.00%	06/15/31 (a)(f)(k)	300,000	336,792
GO Bonds Series 2017	0.00%	06/15/32 (a)(f)(k)	350,000	391,911
GO Bonds Series 2017	0.00%	06/15/33 (a)(f)(k)	520,000	580,823
GO Bonds Series 2017	0.00%	06/15/34 (a)(f)(k)	350,000	389,962
GO Bonds Series 2017	0.00%	06/15/35 (a)(f)(k)	410,000	456,108
				9,354,449
SOUTH CAROLINA 0.2%
South Carolina Educational Facilities Auth
Educational Facilities RB (Wofford College) Series 2007B	2.38%	04/01/27 (a)(g)	1,515,000	1,531,580
TEXAS 4.4%
Clear Creek ISD
ULT GO Bonds Series 2013B	0.28%	02/15/38 (a)(f)(g)	4,000,000	3,997,648
Denton ISD
ULT GO Series 2014B	2.00%	08/01/44 (a)(f)(g)	2,000,000	2,098,115
Fort Bend ISD
ULT GO Refunding Bonds Series 2020B	0.88%	08/01/50 (a)(f)(g)	2,385,000	2,423,923
Gulf Coast IDA
RB (ExxonMobil) Series 2012	0.01%	11/01/41 (a)(h)	5,775,000	5,775,000
Katy ISD
ULT GO Bonds Series 2021C	1.50%	08/15/50 (a)(d)(f)(g)	12,000,000	12,427,774
Lower Neches Valley Auth Industrial Development Corp
RB (ExxonMobil) Series 2010	0.01%	11/01/38 (a)(h)	600,000	600,000
38
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Northside ISD
ULT GO Refunding Bonds Series 2020	0.70%	06/01/50 (a)(f)(g)	5,000,000	5,037,924
ULT GO Series 2019	1.60%	08/01/49 (a)(f)(g)	2,960,000	3,063,884
				35,424,268
WISCONSIN 0.3%
Wisconsin Health & Educational Facilities Auth
RB (Advocate Aurora Health) Series 2018C4
(SIFMA Municipal Swap Index + 0.65%)	0.67%	08/15/54 (a)	1,700,000	1,714,124
Refunding RB (Froedtert Health) Series 2021A	0.01%	04/01/35 (a)(f)(h)	700,000	700,000
				2,414,124
WYOMING 0.8%
Sublette Cnty
Pollution Control Refunding RB (Exxon Mobil) Series 2014	0.02%	10/01/44 (a)(h)	6,450,000	6,450,000
Total Variable-Rate Obligations
(Cost $114,658,392)				117,056,879
(a)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(b)	Refunded bond.
(c)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(d)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(e)	Zero coupon bond.
(f)	Credit-enhanced or liquidity-enhanced.
(g)	Bond currently pays a fixed coupon rate and will be remarketed at a to be determined rate at the end of the current fixed rate term.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,750,000 or 0.5% of net assets.
(j)	TOB is a synthetically created VRDN where the owner of a long-term bond places the bond in a trust in combination with a liquidity facility. The trust then sells certificates which mirror the VRDN sold directly by a municipal issuer. VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.
(k)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.

BAN —	Bond anticipation note
COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
HSD —	High school district
IDA —	Industrial development agency/authority
ISD —	Independent school district
LT —	Limited tax
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
TOB —	Tender option bond
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note

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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$697,669,563	$—	$697,669,563
Variable-Rate Obligations[1]	—	117,056,879	—	117,056,879
Total	$—	$814,726,442	$—	$814,726,442
[1]	As categorized in the Portfolio Holdings.
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Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $770,961,644)		$814,726,442
Cash		638,230
Receivables:
Investments sold		63,946
Interest		7,207,717
Fund shares sold		203,638
Prepaid expenses	+	23,455
Total assets		822,863,428
Liabilities
Payables:
Investments bought		40,205
Investments bought - delayed-delivery		19,849,608
Investment adviser and administrator fees		155,455
Shareholder service fees		166,093
Fund shares redeemed		836,607
Distributions to shareholders		449,496
Accrued expenses	+	132,275
Total liabilities		21,629,739
Net Assets
Total assets		822,863,428
Total liabilities	–	21,629,739
Net assets		$801,233,689
Net Assets by Source
Capital received from investors		754,456,844
Total distributable earnings		46,776,845

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$801,233,689		65,588,931		$12.22

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Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2020 through August 31, 2021
Investment Income
Interest received from securities — unaffiliated		$17,552,516
Expenses
Investment adviser and administrator fees		2,149,552
Shareholder service fees		1,930,890
Portfolio accounting fees		99,607
Registration fees		48,103
Shareholder reports		41,252
Professional fees		40,284
Independent trustees’ fees		14,991
Custodian fees		10,807
Transfer agent fees		7,421
Other expenses	+	10,785
Total expenses		4,353,692
Expense reduction by CSIM and its affiliates	–	456,204
Net expenses	–	3,897,488
Net investment income		13,655,028
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities — unaffiliated		5,327,481
Net change in unrealized appreciation (depreciation) on securities — unaffiliated	+	4,317,351
Net realized and unrealized gains		9,644,832
Increase in net assets resulting from operations		$23,299,860
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Schwab Municipal Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/20-8/31/21		9/1/19-8/31/20
Net investment income		$13,655,028	$15,983,456
Net realized gains		5,327,481	2,034,233
Net change in unrealized appreciation (depreciation)	+	4,317,351	(2,763,710)
Increase in net assets from operations		23,299,860	15,253,979
Distributions to Shareholders
Total distributions		($17,872,764)	($18,059,870)

Transactions in Fund Shares
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,057,282	$195,525,698	22,312,965	$266,887,982
Shares reinvested		848,917	10,335,421	839,847	10,070,852
Shares redeemed	+	(13,794,704)	(167,898,476)	(22,653,985)	(267,662,212)
Net transactions in fund shares		3,111,495	$37,962,643	498,827	$9,296,622
Shares Outstanding and Net Assets
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		62,477,436	$757,843,950	61,978,609	$751,353,219
Total increase	+	3,111,495	43,389,739	498,827	6,490,731
End of period		65,588,931	$801,233,689	62,477,436	$757,843,950
43
Schwab Municipal Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17
Per-Share Data
Net asset value at beginning of period	$12.26	$12.23	$11.69	$11.96	$12.30
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.24	0.29	0.28	0.28
Net realized and unrealized gains (losses)	0.07	0.07	0.54	(0.27)	(0.25)
Total from investment operations	0.27	0.31	0.83	0.01	0.03
Less distributions:
Distributions from net investment income	(0.20)	(0.24)	(0.29)	(0.28)	(0.28)
Distributions from net realized gains	(0.09)	(0.04)	—	—	(0.09)
Total distributions	(0.29)	(0.28)	(0.29)	(0.28)	(0.37)
Net asset value at end of period	$12.24	$12.26	$12.23	$11.69	$11.96
Total return	2.25%	2.54%	7.19%	0.14%	0.36%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.58%	0.58%	0.60%	0.60%	0.59%
Net investment income (loss)	1.64%	1.97%	2.42%	2.42%	2.38%
Portfolio turnover rate	43%	78%	75%	59%	64%
Net assets, end of period (x 1,000,000)	$504	$488	$488	$395	$427

1
Calculated based on the average shares outstanding during the period.
44
Schwab Municipal Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 90.8% of net assets
CALIFORNIA 90.8%
Alameda City USD
GO Bonds Series C	4.00%	08/01/28 (a)	400,000	480,488
GO Bonds Series C	4.00%	08/01/30 (a)	450,000	533,606
GO Bonds Series C	4.00%	08/01/32 (a)	250,000	293,745
Alameda Corridor Transportation Auth
Sr Lien Refunding RB Series 2013A	5.00%	10/01/28 (a)	2,060,000	2,262,567
American Canyon Finance Auth
Refunding RB Series 2015	5.00%	09/02/22	345,000	362,040
Refunding RB Series 2015	5.00%	09/02/23	575,000	630,023
Refunding RB Series 2015	5.00%	09/02/25	690,000	816,016
Banning Financing Auth
Electric System Refunding RB Series 2015	5.00%	06/01/27 (a)	650,000	754,846
Beverly Hills USD
GO Bonds Series 2009	0.00%	08/01/26 (b)	555,000	541,006
GO Bonds Series 2017	0.00%	08/01/34 (a)(b)	7,705,000	5,363,429
California
GO Bonds	5.00%	09/01/25 (a)	1,815,000	1,989,987
GO Bonds	5.00%	09/01/42 (a)	1,500,000	1,570,479
GO Bonds Series 2010	4.00%	11/01/34 (a)	1,000,000	1,242,315
GO Bonds Series CQ	4.00%	12/01/47 (a)	3,280,000	3,559,762
GO Refunding Bonds	5.00%	12/01/26	5,000,000	6,180,653
GO Refunding Bonds	5.00%	08/01/27	2,730,000	3,438,056
GO Refunding Bonds	5.25%	10/01/32 (a)	1,960,000	1,968,016
GO Refunding Bonds	5.00%	09/01/41 (a)(c)	4,000,000	5,329,998
GO Refunding Bonds Series 2016	5.00%	09/01/29 (a)	1,290,000	1,571,853
GO Refunding Bonds Series 2017	5.00%	08/01/32 (a)	2,000,000	2,424,350
California Cnty Tobacco Securitization Agency
Tobacco Settlement (Gold Country) Sr Refunding Bonds Series 2020A	4.00%	06/01/37 (a)	1,095,000	1,337,849
Tobacco Settlement (Gold Country) Sub Refunding Bonds Series 2020B1	1.10%	06/01/30	10,000	10,048
Tobacco Settlement (Gold Country) Sub Refunding Bonds Series 2020B1	4.00%	06/01/49 (a)	325,000	372,878
Tobacco Settlement (Los Angeles Cnty Securitization) RB Series 2020A	4.00%	06/01/36 (a)	1,510,000	1,845,701
Tobacco Settlement (Los Angeles Cnty Securitization) RB Series 2020A	4.00%	06/01/37 (a)	310,000	377,620
Tobacco Settlement (Los Angeles Cnty Securitization) RB Series 2020A	4.00%	06/01/38 (a)	340,000	413,249
Tobacco Settlement (Los Angeles Cnty Securitization) Series 2020B-1	1.75%	06/01/30	40,000	40,353
Tobacco Settlement (Los Angeles Cnty Securitization) Sr RB Series 2020A	4.00%	06/01/49 (a)	1,530,000	1,813,639
45
Schwab Municipal Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Tobacco Settlement Sr RB (Sonoma Cnty Securitization Corp) Series 2020A	5.00%	06/01/24	210,000	236,349
Tobacco Settlement Sr RB (Sonoma Cnty Securitization Corp) Series 2020A	5.00%	06/01/25	175,000	204,128
Tobacco Settlement Sr RB (Sonoma Cnty Securitization Corp) Series 2020A	5.00%	06/01/26	225,000	271,084
Tobacco Settlement Sr RB (Sonoma Cnty Securitization Corp) Series 2020A	5.00%	06/01/27	250,000	310,321
Tobacco Settlement Sr RB (Sonoma Cnty Securitization Corp) Series 2020A	5.00%	06/01/28	150,000	190,896
Tobacco Settlement Sub RB (Sonoma Cnty Securitization Corp) Series 2020B1	1.38%	06/01/30	20,000	20,162
California Educational Facilities Auth
RB (Art Center College of Design) Series 2018A	5.00%	12/01/35 (a)	1,250,000	1,541,707
RB (Art Center College of Design) Series 2018A	5.00%	12/01/44 (a)	1,000,000	1,210,026
California Health Facilities Financing Auth
Insured RB (Northern CA Presbyterian Home & Services) Series 2015	5.00%	07/01/23 (d)	175,000	190,114
RB (Childrens Hospital of Orange Cnty) Series 2019A	4.00%	11/01/29	500,000	625,814
RB (Childrens Hospital of Orange Cnty) Series 2019A	5.00%	11/01/30 (a)	500,000	663,388
RB (Childrens Hospital of Orange Cnty) Series 2019A	5.00%	11/01/31 (a)	965,000	1,275,956
RB (CommonSpirit Health) Series 2020A	4.00%	04/01/36 (a)	2,500,000	3,006,370
RB (On Lok Sr Health Services) Series 2020	5.00%	08/01/40 (a)	650,000	817,852
RB (On Lok Sr Health Services) Series 2020	5.00%	08/01/50 (a)	1,000,000	1,238,064
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/22 (d)	275,000	290,556
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/25 (a)(d)	200,000	228,197
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/28 (a)(d)	800,000	908,876
California Infrastructure & Economic Development Bank
Lease RB (California State Retirement System) Series 2019	5.00%	08/01/49 (a)	1,150,000	1,438,427
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/24 (a)	1,635,000	1,804,260
Refunding RB (Cal ISO Corp) Series 2013	5.00%	02/01/30 (a)(e)	4,130,000	4,412,798
Refunding RB (Los Angeles Cnty Museum of Natural History) Series 2020	4.00%	07/01/50 (a)	2,500,000	2,887,004
Refunding RB (Los Angeles Cnty Museum) Series 2021A	1.20%	12/01/50 (a)	3,000,000	3,039,016
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	4.00%	12/01/36 (a)	430,000	519,693
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	4.00%	12/01/37 (a)	475,000	572,250
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	5.00%	12/01/39 (a)	1,000,000	1,299,568
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	5.00%	12/01/41 (a)	995,000	1,285,628
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/29 (a)	250,000	292,539
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/30 (a)	330,000	384,903
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/31 (a)	350,000	407,269
Refunding RBs (Academy of Motion Picture Arts & Sciences) Series 2020B	5.00%	11/01/29 (a)	1,500,000	1,982,364
California Municipal Finance Auth
Insured Refunding RB (Channing House) Series 2017A	5.00%	05/15/26 (d)	360,000	435,466
Insured Refunding RB (Channing House) Series 2017A	5.00%	05/15/27 (d)	350,000	434,847
Insured Refunding RB (Channing House) Series 2017A	5.00%	05/15/34 (a)(d)	1,040,000	1,281,554
RB (Clinicas del Camino Real) Series 2020	4.00%	03/01/28	1,455,000	1,717,019
RB (Clinicas del Camino Real) Series 2020	4.00%	03/01/29	1,515,000	1,808,150
RB (Clinicas del Camino Real) Series 2020	4.00%	03/01/30	790,000	950,894
RB (Inland Christian Home) Series 2020	4.00%	12/01/39 (a)(d)	1,240,000	1,484,752
RB (National Univ) Series 2019A	5.00%	04/01/26	650,000	780,614
RB (National Univ) Series 2019A	5.00%	04/01/27	1,100,000	1,358,741
RB (Univ of La Verne) Series 2017A	5.00%	06/01/29 (a)	1,000,000	1,233,382
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/25	155,000	181,473
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/27	600,000	742,595
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/30 (a)	1,150,000	1,404,763
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/29 (a)	645,000	747,568
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/30 (a)	750,000	864,671
46
Schwab Municipal Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/31 (a)	500,000	574,551
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/29 (a)(d)	250,000	309,184
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/31 (a)(d)	575,000	707,308
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/32 (a)(d)	250,000	307,294
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/33 (a)(d)	250,000	306,710
California Public Finance Auth
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/21	410,000	412,188
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/33 (a)	425,000	506,920
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/47 (a)	600,000	703,500
California Public Works Board
Lease RB Series 2011C	5.75%	10/01/31 (a)	1,000,000	1,004,474
Lease RB Series 2011D	5.00%	12/01/22 (a)	500,000	505,940
Lease RB Series 2012A	5.00%	04/01/23 (a)	1,850,000	1,902,377
Lease RB Series 2014B	5.00%	10/01/24	1,000,000	1,146,276
Lease Refunding RB Series 2022A	5.00%	08/01/31 (c)	2,000,000	2,656,093
California School Finance Auth
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/22	300,000	308,749
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/23	200,000	212,712
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/24	165,000	184,886
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/37 (a)	590,000	700,578
California Statewide Communities Development Auth
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/24	870,000	960,534
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/31 (a)	1,700,000	2,092,782
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/33 (a)	1,355,000	1,658,780
Insured Health Facility Refunding RB (Los Angeles Jewish Home for the Aging) Series 2019A	5.00%	11/15/34 (a)(d)	750,000	967,211
Insured Health Facility Refunding RB (Los Angeles Jewish Home for the Aging) Series 2019A	5.00%	11/15/37 (a)(d)	735,000	941,445
RB (Adventist Health System West) Series 2018A	5.00%	03/01/48 (a)	2,765,000	3,347,112
RB (Loma Linda Univ Medical Center) Series 2018A	5.25%	12/01/43 (a)	2,500,000	2,955,738
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/30 (a)	800,000	957,105
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/32 (a)	700,000	833,474
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/29 (a)(d)	300,000	380,804
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/30 (a)(d)	235,000	296,729
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/32 (a)(d)	900,000	1,131,251
RB (Viamonte Sr Living 1) Series 2018A	4.00%	07/01/35 (a)(d)	275,000	319,171
RB (Viamonte Sr Living 1) Series 2018A	4.00%	07/01/36 (a)(d)	425,000	492,001
RBs (Emanate Health) Series 2020A	4.00%	04/01/36 (a)	2,025,000	2,420,748
RBs (Emanate Health) Series 2020A	4.00%	04/01/45 (a)	1,750,000	2,045,884
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/30 (a)	500,000	597,494
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/32 (a)	1,250,000	1,486,724
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/24 (a)	440,000	453,917
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/22	400,000	415,866
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/33 (a)	1,075,000	1,376,476
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/36 (a)	1,475,000	1,877,247
Carlsbad USD
GO Bonds Series B	3.00%	08/01/46 (a)	2,000,000	2,157,480
Carpinteria Valley Water District
Refunding RB Series 2020A	5.00%	07/01/29	125,000	163,643
Refunding RB Series 2020A	5.00%	07/01/30	150,000	200,136
Refunding RB Series 2020A	5.00%	07/01/31 (a)	145,000	192,462
47
Schwab Municipal Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB Series 2020A	5.00%	07/01/33 (a)	200,000	263,647
Refunding RB Series 2020A	5.00%	07/01/34 (a)	250,000	327,217
Refunding RB Series 2020A	5.00%	07/01/35 (a)	350,000	456,493
Cathedral City Successor Redevelopment Agency
Sub Tax Allocation Refunding RB Series 2021C	4.00%	08/01/24	650,000	711,413
Sub Tax Allocation Refunding RB Series 2021C	4.00%	08/01/26	575,000	657,797
Sub Tax Allocation Refunding RB Series 2021C	4.00%	08/01/28	250,000	294,703
Sub Tax Allocation Refunding RB Series 2021C	4.00%	08/01/29	250,000	298,502
Sub Tax Allocation Refunding RB Series 2021C	4.00%	08/01/30	570,000	685,356
Tax Allocation Refunding RB Series 2021A	4.00%	08/01/31 (a)	375,000	452,071
Tax Allocation Refunding RB Series 2021A	4.00%	08/01/32 (a)	525,000	632,173
Tax Allocation Refunding RB Series 2021A	4.00%	08/01/33 (a)	250,000	300,437
Tax Allocation Refunding RB Series 2021A	4.00%	08/01/34 (a)	1,000,000	1,199,367
Centinela Valley UHSD
GO Bonds Series 2013B	6.00%	08/01/36 (a)(e)	1,300,000	1,442,895
Ceres Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2020	4.00%	12/15/34 (a)	500,000	604,292
Sub Tax Allocation Refunding Bonds Series 2020	4.00%	12/15/35 (a)	500,000	603,071
Ceres Water
Water System RB Series 2020	0.50%	06/01/50 (a)	1,375,000	1,375,247
Chaffey Joint UHSD
GO Bonds Series D	0.00%	08/01/34 (a)(b)	450,000	332,558
GO Bonds Series D	0.00%	08/01/35 (a)(b)	550,000	391,032
Chico
Sewer Refunding RB Series 2020	5.00%	12/01/22	625,000	663,348
Sewer Refunding RB Series 2020	5.00%	12/01/23	780,000	864,690
Sewer Refunding RB Series 2020	5.00%	12/01/24	770,000	888,203
Sewer Refunding RB Series 2020	5.00%	12/01/25	400,000	477,927
Sewer Refunding RB Series 2020	5.00%	12/01/26	320,000	394,439
Sewer Refunding RB Series 2020	5.00%	12/01/27	425,000	536,252
Sewer Refunding RB Series 2020	5.00%	12/01/28	450,000	581,113
Sewer Refunding RB Series 2020	5.00%	12/01/29	450,000	592,247
Clovis
Wastewater Refunding RB Series 2015	5.25%	08/01/30 (a)	1,060,000	1,252,919
Compton USD
GO Refunding Bonds Series 2016F	5.50%	06/01/28 (a)	250,000	306,445
GO Refunding Bonds Series 2016F	5.50%	06/01/30 (a)	500,000	610,008
GO Refunding Bonds Series 2016F	5.50%	06/01/31 (a)	750,000	915,012
Cordova Recreation & Park District
COP Series 2018	5.00%	03/01/43 (a)	880,000	1,029,260
Cotati-Rohnert Park USD
GO Refunding Bonds Series 2014B	5.00%	08/01/23	735,000	803,697
Cucamonga Valley Water District Financing Auth
Water Refunding RB Series 2021B	5.00%	09/01/26	415,000	508,430
Water Refunding RB Series 2021B	5.00%	09/01/27	140,000	176,337
Water Refunding RB Series 2021B	5.00%	09/01/28	150,000	193,752
Water Refunding RB Series 2021B	5.00%	09/01/31	200,000	275,694
Desert CCD
GO Bonds Series 2018	5.00%	08/01/37 (a)(e)	415,000	453,788
GO Bonds Series 2018	5.00%	08/01/38 (a)(e)	500,000	546,732
48
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Diablo Water District
Water Revenue COP Series 2019	4.00%	01/01/23	400,000	420,793
Water Revenue COP Series 2019	4.00%	01/01/27	470,000	558,244
Water Revenue COP Series 2019	4.00%	01/01/28	490,000	594,055
Water Revenue COP Series 2019	4.00%	01/01/29 (a)	505,000	606,775
Water Revenue COP Series 2019	4.00%	01/01/30 (a)	480,000	567,582
Discovery Bay Public Financing Auth
Water & Wastewater RB Series 2017	5.00%	12/01/25	225,000	268,414
Water & Wastewater RB Series 2017	5.00%	12/01/26	240,000	295,130
Water & Wastewater RB Series 2017	5.00%	12/01/27	250,000	315,966
East Bay Municipal Utility District
Water System Refunding Bonds Series 2015A	5.00%	06/01/35 (a)	475,000	554,917
East Side UHSD
Refunding GO Bonds Series 2020	5.00%	08/01/22	1,230,000	1,285,528
Refunding GO Bonds Series 2020	5.00%	08/01/24	1,000,000	1,141,353
Refunding GO Bonds Series 2020	5.00%	08/01/26	1,200,000	1,466,339
Refunding GO Bonds Series 2020	5.00%	08/01/27	1,150,000	1,445,215
El Camino Hospital District
GO Bonds Series 2006	0.00%	08/01/29 (b)	1,250,000	1,124,508
Elk Grove Finance Auth
Special Tax RB Series 2015	5.00%	09/01/22	450,000	471,283
Special Tax RB Series 2015	5.00%	09/01/23	775,000	843,200
Franklin-McKinley SD
GO Bonds Series C	0.00%	08/01/40 (a)(b)(e)	1,000,000	344,065
Fresno Jt Power Finance Auth
Lease Refunding RB Series 2017A	5.00%	04/01/26	850,000	1,006,401
Lease Refunding RB Series 2017A	5.00%	04/01/28 (a)	1,415,000	1,728,455
Fresno USD
GO Bonds Series 2016A	0.00%	08/01/33 (a)(b)	1,120,000	795,961
GO Bonds Series 2016A	0.00%	08/01/34 (a)(b)	1,900,000	1,284,831
Gilroy Wastewater System
Wastewater RB Series 2021A	3.00%	08/01/46 (a)	3,720,000	4,012,912
Glendale Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2013	5.00%	12/01/21	1,250,000	1,264,848
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%	09/01/24	1,675,000	1,931,859
Goleta Water District
Refunding COP Series 2014A	5.00%	12/01/24 (a)	900,000	997,935
Greenfield Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/25	790,000	886,945
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/29 (a)	730,000	864,616
Hastings Campus Housing Financing Auth
Campus Housing RB Series 2020A	5.00%	07/01/45 (a)	2,800,000	3,387,768
Hastings College of the Law
Refunding Bonds Series 2017	5.00%	04/01/25	400,000	463,069
Refunding Bonds Series 2017	5.00%	04/01/27	175,000	214,336
Refunding Bonds Series 2017	5.00%	04/01/28 (a)	180,000	219,984
Refunding Bonds Series 2017	5.00%	04/01/32 (a)	1,100,000	1,332,530
Refunding Bonds Series 2017	5.00%	04/01/34 (a)	1,115,000	1,345,262
49
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Healdsburg
Wastewater Refunding RB Series 2015A	4.00%	10/01/22	1,095,000	1,141,580
Healdsburg Redevelopment Agency
Tax Allocation Refunding Bonds (Sotoyome) Series 2017	4.00%	08/01/22	695,000	717,097
Imperial USD
GO Bonds Series A	5.25%	08/01/43 (a)	1,430,000	1,780,418
Independent Cities Finance Auth
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	4.25%	05/15/25	780,000	883,154
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	4.25%	05/15/26	810,000	938,481
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	5.00%	05/15/48 (a)	2,000,000	2,428,208
Indian Wells Successor Redevelopment Agency
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	1,075,000	1,176,827
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/27 (a)	1,250,000	1,469,678
Inglewood Successor Redevelopment Agency
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/26	500,000	602,025
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/27	500,000	618,053
Inglewood USD
GO Bonds Series A	6.25%	08/01/37 (a)(e)	685,000	764,264
GO Bonds Series B	5.00%	08/01/31 (a)	150,000	179,413
GO Bonds Series B	5.00%	08/01/32 (a)	200,000	238,262
GO Bonds Series B	5.00%	08/01/33 (a)	125,000	148,451
GO Bonds Series B	5.00%	08/01/35 (a)	200,000	236,469
GO Bonds Series B	5.00%	08/01/37 (a)	720,000	847,896
Irvine
Limited Obligation (Assessment District NO 21-1) Bonds	4.00%	09/02/36 (a)	220,000	273,486
Limited Obligation (Assessment District NO 21-1) Bonds	4.00%	09/02/37 (a)	245,000	303,009
Limited Obligation (Assessment District NO 21-1) Bonds	4.00%	09/02/38 (a)	300,000	369,056
Limited Obligation (Assessment District NO 21-1) Bonds	4.00%	09/02/46 (a)	1,000,000	1,206,072
Kern CCD
GO BANs 2020	0.00%	08/01/23 (b)	4,200,000	4,185,566
Kern Cnty
Refunding COP Series 2016A	5.00%	11/01/23	3,020,000	3,322,254
Kern Cnty Water Agency Improvement District #4
Refunding RB Series 2016A	5.00%	05/01/30 (a)	1,500,000	1,797,648
Kern High School District
GO Bonds Series 2016A	3.00%	08/01/29 (a)	1,000,000	1,117,534
Lake Tahoe USD
GO Refunding Bonds Series 2019	4.00%	08/01/26	550,000	639,242
GO Refunding Bonds Series 2019	4.00%	08/01/28	630,000	761,169
GO Refunding Bonds Series 2019	4.00%	08/01/29	605,000	742,696
Lancaster Redevelopment Agency
Tax Allocation Refunding Bonds Series 2017	4.00%	08/01/26	1,360,000	1,584,257
Tax Allocation Refunding Bonds Series 2017	5.00%	08/01/29 (a)	820,000	985,562
Livermore Valley Joint USD
GO Bonds Series 2019	4.00%	08/01/30 (a)	430,000	496,413
GO Bonds Series 2019	4.00%	08/01/31 (a)	325,000	374,417
GO Bonds Series 2019	4.00%	08/01/32 (a)	335,000	385,501
Long Beach CCD
GO Refunding Bonds Series 2015F	5.00%	06/01/25	925,000	1,087,805
50
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Long Beach Cnty Redevelopment Agency
Tax Allocation Refunding Bonds Series 2021	4.00%	08/01/28	220,000	267,947
Tax Allocation Refunding Bonds Series 2021	4.00%	08/01/29	285,000	353,043
Tax Allocation Refunding Bonds Series 2021	4.00%	08/01/38 (a)	345,000	414,124
Long Beach Harbor Dept
Refunding RB Series 2020B	5.00%	05/15/23	1,430,000	1,547,059
Refunding RB Series 2020B	5.00%	05/15/24 (f)	6,260,000	7,019,761
Los Angeles Cnty Public Works Financing Auth
Lease RB Series 2019 E1	5.00%	12/01/30 (a)	600,000	792,665
Los Angeles Cnty Redevelopment Refunding Auth
Tax Allocation Refunding RB (South Gate) Series 2014A	5.00%	09/01/24	1,390,000	1,586,012
Los Angeles Cnty Sanitation Districts Financing Auth
Sub RB (District #14) Series 2015A	5.00%	10/01/31 (a)	3,880,000	4,576,980
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/22	735,000	769,989
Special Tax Refunding Bonds Series 2014	5.00%	09/01/23	980,000	1,070,764
Los Angeles Dept of Airports
Sr Refunding RB Series 2018B	5.00%	05/15/32 (a)	1,675,000	2,100,758
Sr Refunding RB Series 2018B	5.00%	05/15/33 (a)	3,325,000	4,171,295
Sub RB Series 2018D	5.00%	05/15/31 (a)	1,510,000	1,937,070
Sub RB Series 2019F	5.00%	05/15/28	1,310,000	1,658,257
Sub Refunding RB Series 2021A	5.00%	05/15/27	1,230,000	1,521,960
Sub Refunding RB Series 2021A	5.00%	05/15/28	1,250,000	1,582,307
Sub Refunding RB Series 2021A	5.00%	05/15/29	1,410,000	1,823,742
Los Angeles Dept of Water & Power
Power System RB Series 2015A	5.00%	07/01/30 (a)	3,015,000	3,474,525
Water System RB Series 2021B	5.00%	07/01/39 (a)	2,000,000	2,657,385
Water System RB Series 2021B	5.00%	07/01/40 (a)	1,000,000	1,321,552
Water System RB Series 2021B	5.00%	07/01/46 (a)	3,000,000	3,909,395
Los Angeles Harbor Dept
RB Series 2014C	5.00%	08/01/31 (a)	1,450,000	1,639,182
Refunding RB Series 2011B	5.00%	08/01/24 (a)	1,000,000	1,003,939
Refunding RB Series 2015A	5.00%	08/01/26 (a)	850,000	1,000,949
Los Angeles Municipal Improvement Corp
Lease RB Series 2014A	5.00%	05/01/31 (a)(e)	1,050,000	1,184,734
Los Osos Community Facilities Wastewater Assessment District #1
Limited Obligation Refunding Bonds Series 2019	5.00%	09/02/24	675,000	763,749
Limited Obligation Refunding Bonds Series 2019	5.00%	09/02/26	740,000	885,974
Lynwood USD
GO Bonds Series E	0.00%	08/01/43 (a)(b)	3,890,000	2,267,504
Madera Irrigation District
Water Refunding RB Series 2015	5.00%	09/01/28 (a)	2,205,000	2,609,415
Monte Vista Water District
Revenue COP Series 2020A	5.00%	10/01/44 (a)	2,445,000	3,063,184
Moreno Valley Public Financing Auth
Lease Refunding RB Series 2013	5.00%	11/01/22	810,000	855,722
Moreno Valley USD
GO Bonds Series C	3.00%	08/01/46 (a)	1,685,000	1,827,101
Mountain View Shoreline Regional Park Community
RB Series 2011A	5.75%	08/01/40 (a)	700,000	702,776
51
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Northern California Energy Auth
Commodity Supply RB Series 2018	5.00%	07/01/24 (d)	3,000,000	3,406,002
Novato
Special Tax Refunding Bonds Series 2020	4.00%	09/01/24	100,000	110,549
Special Tax Refunding Bonds Series 2020	4.00%	09/01/25	150,000	170,094
Special Tax Refunding Bonds Series 2020	4.00%	09/01/26	150,000	173,706
Special Tax Refunding Bonds Series 2020	4.00%	09/01/27	250,000	294,365
Special Tax Refunding Bonds Series 2020	4.00%	09/01/28 (a)	200,000	238,686
Special Tax Refunding Bonds Series 2020	4.00%	09/01/30 (a)	140,000	165,017
Special Tax Refunding Bonds Series 2020	4.00%	09/01/31 (a)	285,000	333,891
Special Tax Refunding Bonds Series 2020	4.00%	09/01/32 (a)	150,000	175,319
Novato Successor Redevelopment Agency
Tax Allocation Bonds (Hamilton Field) Series 2011	6.75%	09/01/40 (a)(e)	1,000,000	1,000,000
Oakland
GO Refunding Bonds Series 2015A	5.00%	01/15/31 (a)	620,000	726,808
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/22	500,000	521,911
GO Bonds Series 2015A	5.00%	08/01/23	700,000	763,021
GO Bonds Series 2015A	5.00%	08/01/24	600,000	681,421
GO Bonds Series 2019A	5.00%	08/01/29 (a)	1,500,000	1,872,878
GO Bonds Series 2019A	5.00%	08/01/31 (a)	500,000	622,526
GO Refunding Bonds Series 2017C	5.00%	08/01/34 (a)	2,000,000	2,472,256
Oakley Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/29 (a)	250,000	317,985
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/30 (a)	500,000	631,824
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/31 (a)	660,000	830,853
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/32 (a)	350,000	439,440
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/33 (a)	725,000	907,719
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/34 (a)	525,000	655,487
Oceanside Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/24	600,000	683,062
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/25	225,000	265,579
Ontario Int’l Airport
RB Series 2021B	5.00%	05/15/31	515,000	692,496
RB Series 2021B	5.00%	05/15/33 (a)	545,000	724,952
RB Series 2021B	5.00%	05/15/34 (a)	500,000	662,640
RB Series 2021B	4.00%	05/15/35 (a)	500,000	606,813
Oroville
RB (Oroville Hospital) Series 2019	5.25%	04/01/49 (a)	1,800,000	2,005,368
Oxnard
Lease Refunding RB Series 2018	5.00%	06/01/33 (a)	1,250,000	1,556,185
Lease Refunding RB Series 2018	5.00%	06/01/34 (a)	1,235,000	1,533,358
Lease Refunding RB Series 2018	5.00%	06/01/35 (a)	770,000	954,378
Oxnard Financing Auth
Wastewater Refunding RB Series 2014	5.00%	06/01/23	500,000	541,799
Wastewater Refunding RB Series 2014	5.00%	06/01/24	1,750,000	1,976,008
Oxnard SD
GO Bonds Series D	5.00%	08/01/31 (a)(e)	1,365,000	1,615,023
GO Bonds Series D	5.00%	08/01/32 (a)(e)	1,490,000	1,762,919
GO Bonds Series D	5.00%	08/01/33 (a)(e)	1,685,000	1,993,637
52
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Pacifica
Wastewater RB Series 2017	5.00%	10/01/32 (a)	1,030,000	1,287,101
Palmdale SD
GO Bonds Series 2017B	5.25%	08/01/42 (a)	2,500,000	3,143,334
Palo Alto
COP Series 2019A	5.00%	11/01/44 (a)	2,000,000	2,503,750
Pasadena
Refunding COP Series 2015A	5.00%	02/01/26 (a)	600,000	696,851
Pico Rivera Public Financing Auth
Lease Refunding RB Series 2016	5.50%	09/01/29 (a)	350,000	434,888
Lease Refunding RB Series 2016	5.25%	09/01/33 (a)	800,000	972,292
Piner-Olivet Union Elementary SD
GO Bonds Series 2021	0.00%	08/01/42 (a)(b)	500,000	294,710
GO Bonds Series 2021	0.00%	08/01/44 (a)(b)	500,000	275,448
Pleasant Hill Recreation & Park District
Refunding GO Bonds Series 2017	5.00%	08/01/30 (a)	770,000	943,494
Pleasant Valley SD
GO Refunding Bonds Series 2002A	5.85%	08/01/31	2,000,000	2,526,653
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%	08/01/23 (e)	220,000	238,132
Port of Oakland
Refunding RB Series 2017D	5.00%	11/01/27 (f)	4,895,000	6,096,076
Reedley
Water Refunding RB Series 2017	5.00%	09/01/25	540,000	641,645
Richmond California Redevelopment Agency
Refunding RB Series 2021A	4.00%	09/01/22	200,000	207,223
Refunding RB Series 2021A	4.00%	09/01/24	300,000	330,606
Refunding RB Series 2021A	4.00%	09/01/25	535,000	610,314
Refunding RB Series 2021A	4.00%	09/01/26	400,000	466,851
Refunding RB Series 2021A	4.00%	09/01/27	1,150,000	1,366,630
Richmond Jt Powers Financing Auth
Refunding RB Series 2019B	4.00%	05/01/22	1,250,000	1,282,300
Refunding RB Series 2019B	5.00%	05/01/23	1,000,000	1,080,892
Refunding RB Series 2019B	5.00%	05/01/24	650,000	726,885
Rio Elementary SD
GO Bonds Series 2018C	0.00%	08/01/31 (a)(b)	100,000	81,102
GO Bonds Series 2018C	0.00%	08/01/32 (a)(b)	115,000	88,936
Riverside Cnty
2020 Series A Teeter Obligation Notes	0.50%	10/21/21	5,500,000	5,503,307
Lease Refunding RB Series 2015A	5.00%	11/01/25 (e)	180,000	213,992
Lease Refunding RB Series 2015A	5.00%	11/01/25	1,020,000	1,208,788
Riverside Cnty Transportation Commission
Sales Tax RB Series 2013A	5.25%	06/01/24 (a)(e)	710,000	773,683
Rosedale-Rio Bravo Water Storage District
Refunding RB Series 2020A	5.00%	01/01/23	810,000	861,074
Refunding RB Series 2020A	5.00%	01/01/24	500,000	554,129
Refunding RB Series 2020A	5.00%	01/01/25	545,000	626,694
Refunding RB Series 2020A	5.00%	01/01/26	825,000	978,691
Refunding RB Series 2020A	5.00%	01/01/27	865,000	1,052,034
Refunding RB Series 2020A	5.00%	01/01/28	810,000	1,006,085
53
Schwab Municipal Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB Series 2020A	5.00%	01/01/29	855,000	1,082,618
Refunding RB Series 2020A	5.00%	01/01/30	890,000	1,146,217
Ross Valley Public Financing Auth
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/27 (a)	200,000	219,799
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/43 (a)	1,000,000	1,092,411
Sacramento Cnty
Airport System Sr Refunding RB Series 2018C	5.00%	07/01/39 (a)	1,000,000	1,231,101
Airport System Sr Refunding RB Series 2020	5.00%	07/01/34 (a)	1,550,000	2,040,850
Sacramento Regional Transit District
Refunding RB Series 2021A	4.00%	03/01/35 (a)	825,000	1,008,763
Refunding RB Series 2021A	4.00%	03/01/36 (a)	625,000	761,111
Refunding RB Series 2021A	4.00%	03/01/37 (a)	750,000	910,355
San Diego Assoc of Governments
Capital Grant Receipts RB (Mid Coast Corridor Transit) Series 2019A	5.00%	11/15/25 (a)	2,500,000	2,876,343
Capital Grant Receipts RB (Mid Coast Corridor Transit) Series 2019B	1.80%	11/15/27 (a)	2,500,000	2,635,811
San Diego Cnty
RB (Sanford Burnham Institute) Series 2015A	4.00%	11/01/23	745,000	805,372
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/24	550,000	630,566
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/25	350,000	415,258
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/26 (a)	1,000,000	1,189,186
San Diego Cnty Regional Airport Auth
RB Series 2017B	5.00%	07/01/31 (a)	1,360,000	1,661,311
Sub Refunding & RB Series 2019A	4.00%	07/01/37 (a)	1,000,000	1,176,108
San Diego Unified Port District
Refunding RB Series 2013A	5.00%	09/01/22	300,000	314,622
Refunding RB Series 2013A	5.00%	09/01/23	550,000	600,245
Refunding RB Series 2013A	5.00%	09/01/25 (a)	245,000	267,536
San Francisco Airport Commission
RB 2nd Series 2019E	5.00%	05/01/40 (a)	2,875,000	3,587,956
Refunding RB Series 2012A	5.00%	05/01/26 (a)	290,000	299,259
San Francisco Bay Area Rapid Transit District
GO Bonds Series 2019 F1	5.00%	08/01/28	1,995,000	2,588,854
San Francisco Public Utilities Commission
Water RB Series 2017A	5.00%	11/01/36 (a)	2,000,000	2,290,919
San Francisco Successor Redevelopment Agency
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/23	265,000	289,393
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/25 (a)	150,000	170,279
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/26 (a)	165,000	187,635
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/28 (a)	305,000	346,190
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/29 (a)	430,000	487,763
San Jacinto USD
GO Bonds Series 2017	5.00%	08/01/34 (a)	1,205,000	1,479,397
GO Bonds Series 2017	5.00%	08/01/36 (a)	925,000	1,137,078
San Joaquin Cnty
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/22	350,000	359,566
San Lorenzo USD
GO Refunding Bonds Series 2021B	4.00%	08/01/47 (a)	1,150,000	1,329,328
San Lorenzo Valley USD
GO Bonds Series 2004	0.00%	08/01/28 (b)	990,000	907,754
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
San Mateo Cnty CCD
GO Refunding Bonds Series 2018	5.00%	09/01/39 (a)	1,045,000	1,354,735
GO Refunding Bonds Series 2018	5.00%	09/01/40 (a)	1,150,000	1,487,887
San Mateo Foster City PFA
Wastewater RB Series 2019	5.00%	08/01/29	1,310,000	1,736,841
San Mateo Foster City Public Finance Auth
RB Series 2020A	5.00%	05/01/33 (a)	190,000	241,477
RB Series 2020A	5.00%	05/01/36 (a)	500,000	633,120
RB Series 2020A	5.00%	05/01/37 (a)	250,000	316,184
Wastewater RB Series 2021A	5.00%	08/01/25	4,400,000	5,210,885
Sanger Public Financing Auth
Lease RB Series 2020A	4.00%	02/01/40 (a)	1,250,000	1,451,649
Santa Cruz Cnty Capital Financing Auth
Lease RB Series 2014	3.00%	08/01/24	175,000	188,340
Lease RB Series 2014	5.00%	08/01/25 (a)	175,000	199,462
Lease RB Series 2014	5.00%	08/01/26 (a)	165,000	187,908
Lease RB Series 2014	5.00%	08/01/27 (a)	320,000	364,127
Santa Monica Public Financing Auth
Lease RB Series 2018	5.00%	07/01/35 (a)	575,000	714,690
Lease RB Series 2018	5.00%	07/01/38 (a)	175,000	216,212
Santa Rosa HSD
GO Bonds Series 2018C	5.00%	08/01/34 (a)	250,000	301,025
GO Bonds Series 2018C	5.00%	08/01/35 (a)	300,000	360,587
GO Bonds Series 2018C	5.00%	08/01/36 (a)	850,000	1,019,846
Shasta UHSD
GO Bonds Series 2018	5.25%	08/01/43 (a)	680,000	843,100
Sierra View Healthcare District
RB Series 2019	5.00%	07/01/24	915,000	1,028,300
RB Series 2019	4.00%	07/01/25	1,270,000	1,428,399
Refunding RB Series 2020	4.00%	07/01/26	300,000	345,234
Refunding RB Series 2020	5.00%	07/01/27	630,000	774,883
Refunding RB Series 2020	5.00%	07/01/30	645,000	844,713
South Bay USD
GO BAN Series 2019	0.00%	08/01/22 (b)	2,000,000	1,992,200
South Placer Wastewater Auth
Wastewater Refunding RB Series 2020	5.00%	11/01/34	1,000,000	1,421,116
South San Francisco Public Facilities Auth
Lease RB Series 2021A	4.00%	06/01/46 (a)	2,000,000	2,378,859
Southern California Metropolitan Water District
Water Refunding RB Series 2016A	5.00%	07/01/34 (a)	390,000	458,630
Southern California Public Power Auth
Refunding RB (Canyon Power) Series 2020A	5.00%	07/01/35 (a)	3,000,000	3,496,045
Refunding RB (Milford Wind Corridor) Series 2021-1	5.00%	07/01/25	800,000	944,954
Refunding RB (Milford Wind Corridor) Series 2021-1	5.00%	07/01/26	750,000	917,280
Refunding RB (Milford Wind Corridor) Series 2021-1	5.00%	07/01/27	950,000	1,196,752
Refunding RB (Milford Wind Corridor) Series 2021-1	5.00%	07/01/28	1,050,000	1,358,857
Refunding RB Series 2020-1	5.00%	07/01/30 (a)	3,000,000	3,316,622
Susanville Natural Gas
Natural Gas Refunding RB Series 2019	2.00%	06/01/22	455,000	460,062
Natural Gas Refunding RB Series 2019	3.00%	06/01/25	575,000	626,606
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Natural Gas Refunding RB Series 2019	4.00%	06/01/28 (a)	615,000	730,606
Natural Gas Refunding RB Series 2019	4.00%	06/01/30 (a)	680,000	797,233
Natural Gas Refunding RB Series 2019	4.00%	06/01/33 (a)	580,000	671,995
Tobacco Securitization Auth of Northern California
Sr Refunding Bonds (Sacramento Cnty Tobacco Corp) Series 2021A1	4.00%	06/01/49 (a)	1,000,000	1,200,107
Sr Refunding Bonds (Sacramento Cnty Tobacco Corp) Series 2021B1	0.45%	06/01/30	50,000	51,229
Sr Refunding Bonds (Sacramento Cnty Tobacco Corp) Series 2021B1	4.00%	06/01/49 (a)	250,000	296,654
Truckee Donner Public Utility District
Water System Refunding RB Series 2015	4.00%	11/15/22	630,000	659,717
Water System Refunding RB Series 2015	4.00%	11/15/23	655,000	710,052
Water System Refunding RB Series 2015	4.00%	11/15/24	680,000	761,161
Water System Refunding RB Series 2015	4.00%	11/15/25	710,000	817,461
Univ of California
Limited Project RB Series 2012G	5.00%	05/15/42 (a)	3,000,000	3,103,894
Upland
COP (San Antonio Regional Hospital) Series 2017	5.00%	01/01/24	1,200,000	1,322,219
West Hills CCD
GO Refunding Bonds Series 2016B	5.00%	08/01/25	320,000	377,054
GO Refunding Bonds Series 2016B	5.00%	08/01/26	450,000	547,184
GO Refunding Bonds Series 2016B	5.00%	08/01/30 (a)	595,000	719,959
GO Refunding Bonds Series 2016B	5.00%	08/01/31 (a)	635,000	767,333
Total Fixed-Rate Obligations
(Cost $433,977,561)				458,019,983

Variable-Rate Obligations 9.6% of net assets
CALIFORNIA 9.6%
Bay Area Toll Auth
Toll Bridge RB Series 2006C1
(SIFMA Municipal Swap Index + 0.90%)	0.92%	04/01/45 (a)	5,000,000	5,038,546
Toll Bridge RB Series 2017H	2.13%	04/01/53 (a)(g)	3,000,000	3,155,268
Toll Bridge RB Series 2018A	2.63%	04/01/45 (a)(g)	3,000,000	3,254,285
California
GO Bonds Series 2003A1	0.01%	05/01/33 (a)(d)(f)(h)	4,350,000	4,350,000
California Health Facilities Financing Auth
RB (Adventist Health System) Series 2011A	3.00%	03/01/41 (a)(g)	2,685,000	2,814,229
RB (Kaiser Permanente) Series 2006C	5.00%	06/01/41 (a)(f)(g)	5,000,000	6,606,072
RB (Providence St Joseph Health) Series 2019B	5.00%	10/01/39 (a)(g)	3,400,000	4,269,074
RB (Providence St Joseph Health) Series 2019C	5.00%	10/01/39 (a)(g)	5,000,000	5,945,010
Refunding RB (St. Joseph Health) Series 2009C	5.00%	07/01/34 (a)(g)	1,200,000	1,265,231
California Municipal Finance Auth
Recovery Zone Facility RB (Chevron) Series 2010A	0.01%	11/01/35 (a)(h)	4,195,000	4,195,000
California Statewide Communities Development Auth
RB (Adventist Health System) Series 2007A	5.00%	03/01/37 (a)(g)	1,715,000	2,049,482
Eastern Municipal Water District
Water & Wastewater Refunding RB Series 2018A	0.01%	07/01/46 (a)(d)(h)	4,450,000	4,450,000
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
San Mateo Cnty Transportation Auth
Sub Sales Tax RB Series 2020B	0.01%	06/01/49 (a)(d)(h)	1,000,000	1,000,000
Total Variable-Rate Obligations
(Cost $47,596,762)				48,392,197
(a)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(b)	Zero coupon bond.
(c)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(d)	Credit-enhanced or liquidity-enhanced.
(e)	Refunded bond.
(f)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(g)	Bond currently pays a fixed coupon rate and will be remarketed at a to be determined rate at the end of the current fixed rate term.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HSD —	High school district
PFA —	Public Financing Authority
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
UHSD —	Union high school district
USD —	Unified school district
VRDN —	Variable rate demand note

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$458,019,983	$—	$458,019,983
Variable-Rate Obligations[1]	—	48,392,197	—	48,392,197
Total	$—	$506,412,180	$—	$506,412,180
[1]	As categorized in the Portfolio Holdings.
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Schwab California Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $481,574,323)		$506,412,180
Cash		1,566,985
Receivables:
Interest		4,804,714
Fund shares sold		277,140
Prepaid expenses	+	20,065
Total assets		513,081,084
Liabilities
Payables:
Investments bought - delayed-delivery		7,724,741
Investment adviser and administrator fees		99,522
Shareholder service fees		103,378
Fund shares redeemed		325,035
Distributions to shareholders		224,999
Accrued expenses	+	112,745
Total liabilities		8,590,420
Net Assets
Total assets		513,081,084
Total liabilities	–	8,590,420
Net assets		$504,490,664
Net Assets by Source
Capital received from investors		477,334,965
Total distributable earnings		27,155,699

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$504,490,664		41,203,662		$12.24

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Schwab California Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2020 through August 31, 2021
Investment Income
Interest received from securities — unaffiliated		$10,630,556
Expenses
Investment adviser and administrator fees		1,495,977
Shareholder service fees		1,200,477
Portfolio accounting fees		89,936
Professional fees		51,521
Registration fees		25,667
Shareholder reports		17,635
Independent trustees’ fees		13,738
Custodian fees		5,185
Transfer agent fees		4,378
Other expenses	+	7,415
Total expenses		2,911,929
Expense reduction by CSIM and its affiliates	–	468,154
Net expenses	–	2,443,775
Net investment income		8,186,781
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities — unaffiliated		3,172,000
Net change in unrealized appreciation (depreciation) on securities — unaffiliated	+	(183,038)
Net realized and unrealized gains		2,988,962
Increase in net assets resulting from operations		$11,175,743
59
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Schwab California Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/20-8/31/21		9/1/19-8/31/20
Net investment income		$8,186,781	$9,330,349
Net realized gains		3,172,000	3,706,315
Net change in unrealized appreciation (depreciation)	+	(183,038)	(2,479,671)
Increase in net assets from operations		11,175,743	10,556,993
Distributions to Shareholders
Total distributions		($11,896,900)	($10,732,869)

Transactions in Fund Shares
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,761,515	$107,272,240	13,056,152	$158,302,131
Shares reinvested		628,988	7,693,244	545,637	6,611,595
Shares redeemed	+	(8,029,362)	(98,211,493)	(13,632,904)	(163,782,365)
Net transactions in fund shares		1,361,141	$16,753,991	(31,115)	$1,131,361
Shares Outstanding and Net Assets
		9/1/20-8/31/21		9/1/19-8/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,842,521	$488,457,830	39,873,636	$487,502,345
Total increase (decrease)	+	1,361,141	16,032,834	(31,115)	955,485
End of period		41,203,662	$504,490,664	39,842,521	$488,457,830
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Schwab Opportunistic Municipal Bond Fund
Financial Statements
Financial Highlights
	9/1/20– 8/31/21	3/1/20– 8/31/20[1]	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$10.42	$11.25	$10.61	$10.63	$10.44	$10.76
Income (loss) from investment operations:
Net investment income (loss)[2]	0.32	0.20	0.38	0.40	0.36	0.40
Net realized and unrealized gains (losses)	0.23	(0.83)	0.73	0.01	0.20	(0.22)
Total from investment operations	0.55	(0.63)	1.11	0.41	0.56	0.18
Less distributions:
Distributions from net investment income	(0.26)	(0.20)	(0.38)	(0.41)	(0.35)	(0.40)
Distributions from net realized gains	(0.07)	—	(0.09)	(0.02)	(0.02)	(0.10)
Total distributions	(0.33)	(0.20)	(0.47)	(0.43)	(0.37)	(0.50)
Redemption fees[2]	– [3]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]
Net asset value at end of period	$10.64	$10.42	$11.25	$10.61	$10.63	$10.44
Total return	5.36%	(5.56%) [5]	10.71%	3.93%	5.42%	1.65%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.58% [6]	0.73% [7],[8]	0.75%	0.75%	0.92% [9]	0.97% [9]
Gross operating expenses	0.70%	0.90% [7]	0.78%	0.76%	0.88% [10]	0.95% [10]
Net investment income (loss)	2.99%	3.81% [7]	3.48%	3.80%	3.30%	3.74%
Portfolio turnover rate	83%	36% [5]	27%	18%	11%	32%
Net assets, end of period (x 1,000,000)	$69	$66	$83	$77	$118	$99

1
Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund was reorganized into the Schwab Opportunistic Municipal Bond Fund (formerly, Schwab High Yield Municipal Bond Fund), which commenced operations on that day. The Financial Highlights above present the shares of the Wasmer Schroeder High Yield Municipal Fund prior to the acquisition date of August 10, 2020 and Schwab Opportunistic Municipal Bond Fund subsequent to that date. (Note that the Wasmer Schroeder High Yield Municipal Fund had a fiscal year ending the last day of February whereas the Schwab Opportunistic Municipal Bond Fund has a fiscal year ending August 31). Certain prior numbers have been restated to meet current year presentation.
2
Calculated based on the average shares outstanding during the period.
3
Effective July 1, 2021, redemption fees were eliminated.
4
Amount is less than $0.01 per share.
5
Not annualized
6
Effective July 1, 2021, the net operating expense limitation was lowered from 0.60% to 0.50%. The ratio presented for the year ended August 31, 2021 is a blended ratio (see financial note 4 for additional information).
7
Annualized.
8
Effective August 10, 2020, the net operating expense limitation was lowered from 0.75% to 0.60%. The ratio presented for the period ended August 31, 2020 is a blended ratio.
9
Includes predecessor adviser recoupment of previously waived fees.
10
Excludes predecessor adviser recoupment of previously waived fees.
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 93.6% of net assets
ALABAMA 0.8%
Jefferson Cnty Sales Tax
Limited Obligation Refunding RB Series 2017	4.00%	09/15/36 (a)	500,000	577,442
ARIZONA 2.5%
La Paz Cnty Industrial Development Auth
Education Facility Lease RB (Harmony Public Schools) Series 2018A	5.00%	02/15/38 (a)	700,000	827,405
Phoenix Civic Improvement Corp
Jr Lien Airport RB Series 2019B	4.00%	07/01/39 (a)	800,000	934,635
				1,762,040
CALIFORNIA 2.4%
California Health Facilities Financing Auth
Refunding RB (Lucile Salter Packard Childrens Hospital) Series 2022A	4.00%	05/15/51 (a)(b)	500,000	575,008
Los Angeles USD
GO Bonds Series 2020 RYQ	4.00%	07/01/44 (a)	665,000	791,386
Lynwood USD
GO Bonds Series E	0.00%	08/01/43 (a)(c)	520,000	303,111
				1,669,505
COLORADO 1.3%
Park Creek Metropolitan Dist
Sr LT RB Series 2019A	4.00%	12/01/34 (a)	745,000	903,653
CONNECTICUT 0.6%
Connecticut
GO Refunding Bonds Series 2018B	5.00%	04/15/28	315,000	402,145
DISTRICT OF COLUMBIA 1.6%
Washington DC Convention Center Auth
Sr Lien Dedicated Tax Refunding RB Series 2021A	4.00%	10/01/34 (a)	400,000	485,058
Sr Lien Dedicated Tax Refunding RB Series 2021A	4.00%	10/01/40 (a)	500,000	596,623
				1,081,681
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
FLORIDA 7.2%
Broward Cnty SD
COP Series 2020A	5.00%	07/01/30	500,000	662,660
Florida Gulf Coast Univ
Improvement Refunding RB Series 2017A	5.00%	08/01/26	435,000	524,017
Florida Higher Educational Facilities Financing Auth
Educational Facilities Refunding RB (Nova Southeastern Univ) Series 2016	5.00%	04/01/30 (a)	750,000	884,596
Halifax Hospital Medical Center
Hospital Revenue & Refunding Bonds Series 2016	5.00%	06/01/36 (a)	500,000	587,391
Lee Cnty Industrial Development Auth
Healthcare Facilities Improvement RB (Shell Point Alliance) Series 2019	5.00%	11/15/49 (a)	1,000,000	1,180,591
Miami-Dade Cnty Educational Facilities Auth
Revenue & Refunding Bonds (Univ of Miami) Series 2015A	5.00%	04/01/30 (a)	500,000	575,442
Tampa
Revenue & Refunding Bonds (Univ of Tampa) Series 2020A	4.00%	04/01/50 (a)	500,000	569,918
				4,984,615
GEORGIA 2.9%
Cobb Cnty-Kennestone Hospital Auth
Revenue Anticipation Refunding Certificates Series 2012	5.00%	04/01/28 (a)	415,000	444,031
Milledgeville-Baldwin Cnty Development Auth
RB (Univ of Georgia) Series 2021	4.00%	06/15/36 (a)	1,300,000	1,600,366
				2,044,397
GUAM 1.2%
Guam Power Auth
RB Series 2012A	5.00%	10/01/34 (a)	250,000	260,642
Guam Waterworks Auth
Water & Wastewater System Refunding RB Series 2014A	5.00%	07/01/35 (a)	500,000	544,883
				805,525
ILLINOIS 2.7%
Chicago
2nd Lien Water RB Series 2014	5.00%	11/01/44 (a)	500,000	561,371
Illinois Regional Transportation Auth
GO Bonds Series 2018B	5.00%	06/01/24	250,000	282,066
Illinois Toll Highway Auth
Toll Highway Sr RB Series 2017A	5.00%	01/01/42 (a)	450,000	545,746
Northern Illinois Univ
Auxiliary Facilities System RB Series 2021	4.00%	10/01/43 (a)(d)	400,000	468,460
				1,857,643
LOUISIANA 4.8%
Louisiana Local Government Environmental Facilities & Community Development Auth
Refunding RB (Westlake Chemical Corp) Series 2017	3.50%	11/01/32 (a)	1,000,000	1,116,692
Louisiana Public Facilities Auth
Refunding RB (Tulane Univ) Series 2020A	4.00%	04/01/50 (a)	500,000	577,528
Revenue & Refunding Bonds (Ochsner Clinic) Series 2017	5.00%	05/15/42 (a)	500,000	596,267
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Louisiana Stadium & Exposition District
BAN 2021	4.00%	07/03/23 (a)	400,000	421,768
New Orleans
Sewerage Service RB Series 2020B	5.00%	06/01/34 (a)	500,000	647,012
				3,359,267
MAINE 1.3%
Maine Health & Educational Facilities Auth
Educational Facilities RB Series 2021A	4.00%	07/01/50 (a)	750,000	891,174
MARYLAND 0.9%
Maryland Economic Development Corp
Refunding RB (Transportation Facilities) Series 2017A	5.00%	06/01/35 (a)	500,000	609,609
MASSACHUSETTS 1.8%
Massachusetts Bay Transportation Auth
Sub Sales Tax Bonds Series 2021A1	4.00%	07/01/51 (a)	500,000	600,168
Massachusetts Development Finance Agency
RB (Southcoast Health System) Series 2021G	4.00%	07/01/46 (a)	200,000	235,626
RB (Southcoast Health System) Series 2021G	5.00%	07/01/50 (a)	300,000	383,264
				1,219,058
MICHIGAN 2.9%
Detroit SD
ULT Refunding RB Series 2020A	5.00%	05/01/39 (a)(d)	500,000	642,345
Great Lakes Water Auth
2nd Lien Water System Refunding RB Series 2016D	5.00%	07/01/30 (a)	500,000	604,307
Michigan Finance Auth
Local Gov’t Loan Program RB (Detroit Public Lighting Auth) Series 2014B	5.00%	07/01/44 (a)	700,000	746,614
				1,993,266
MINNESOTA 6.8%
South Central Minnesota Multi-Cnty Hsg & Redevelopment Auth
Pooled Housing Development RB Series 1993	4.37%	02/01/00 (e)	15,000	7,050
Pooled Housing Development RB Series 1993	4.72%	02/01/02 (e)	30,000	14,100
Pooled Housing Development RB Series 1993	4.93%	02/01/05 (e)	20,000	9,400
Pooled Housing Development RB Series 1993	4.96%	02/01/06 (e)	20,000	9,400
Pooled Housing Development RB Series 1993	5.04%	02/01/07 (e)	65,000	30,550
Pooled Housing Development RB Series 1993	5.07%	02/01/08 (e)	10,000	4,700
Pooled Housing Development RB Series 1993	5.24%	02/01/17 (e)	450,000	211,500
Pooled Housing Development RB Series 1993	5.59%	02/01/25 (e)	9,500,000	4,465,000
				4,751,700
MISSOURI 0.8%
St Louis
Airport Revenue & Refunding Bonds (St Louis Lambert) Series 2019C	5.00%	07/01/32 (a)	425,000	544,748
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NEVADA 1.0%
Clark Cnty SD
Refunding GO Bonds Series 2017C	5.00%	06/15/31 (a)	580,000	718,311
NEW JERSEY 4.5%
New Jersey Economic Development Auth
School Facilities Construction Bonds Series 2014 UU	5.00%	06/15/34 (a)	1,000,000	1,118,782
South Jersey Transportation Auth
Transportation System Refunding RB Series 2014A	5.00%	11/01/39 (a)	1,000,000	1,109,845
Tobacco Settlement Financing Corp
Tobacco Settlement Bonds Series 2018A	5.25%	06/01/46 (a)	750,000	918,491
				3,147,118
NEW YORK 11.0%
Hempstead Local Development Corp
RB (Hofstra Univ) Series 2021A	4.00%	07/01/40 (a)	710,000	866,240
Metropolitan Transportation Auth
Transportation RB Series 2020C1	5.25%	11/15/55 (a)	500,000	621,046
Nassau Cnty
GO Bonds Series 2017B	5.00%	04/01/31 (a)	450,000	548,157
New York City
GO Bonds Fiscal 2020 Series C1	5.00%	08/01/30	695,000	925,285
New York City Transitional Finance Auth
Future Tax Secured Sub Bonds Fiscal 2017 Series E1	5.00%	02/01/43 (a)	500,000	603,220
New York Liberty Development Corp
RB (Goldman Sachs Headquarters) Series 2005	5.25%	10/01/35	500,000	718,889
New York State Dormitory Auth
RB (NYU Langone Hospitals) Series 2020A	4.00%	07/01/53 (a)	500,000	582,750
New York Transportation Development Corp
Special Facility RB (JFK Airport) Series 2020A	5.00%	12/01/31 (a)	500,000	650,508
Port Auth of New York & New Jersey
Consolidated Bonds 223rd Series	4.00%	07/15/61 (a)	500,000	579,422
Triborough Bridge & Tunnel Auth
Sr Lien RB Series 2021A1	5.00%	05/15/51 (a)	600,000	772,040
Troy Capital Resource Corp
Refunding RB (Rensselaer Polytechnic Institute) Series 2021	4.00%	09/01/34 (a)	150,000	180,532
Refunding RB (Rensselaer Polytechnic Institute) Series 2021	4.00%	09/01/35 (a)	190,000	228,431
Refunding RB (Rensselaer Polytechnic Institute) Series 2021	4.00%	09/01/36 (a)	280,000	335,641
				7,612,161
NORTH CAROLINA 0.9%
Charlotte
Airport RB (Charlotte Douglas Intl) Series 2021B	4.00%	07/01/51 (a)	250,000	297,353
North Carolina Medical Care Commission
Health Care Facilities RB (Presbyterian Homes) Series 2020A	4.00%	10/01/40 (a)	300,000	349,151
				646,504
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
OHIO 1.0%
Butler Cnty
Hospital Facilities Refunding RB (UC Health) Series 2017	5.00%	11/15/30 (a)	500,000	614,546
Northeast Ohio Medical Univ
General Refunding RB Series 2021A	3.00%	12/01/21	100,000	100,689
				715,235
OKLAHOMA 0.9%
Oklahoma Development Finance Auth
Health System RB (OU Medicine) Series 2018B	5.50%	08/15/57 (a)	500,000	617,798
OREGON 0.8%
Lane Cnty SD #52
GO Bonds Series 2021A	0.00%	06/15/44 (a)(c)(d)	1,000,000	580,361
PENNSYLVANIA 5.7%
Commonwealth Financing Auth
Tobacco Settlement RB Series 2018	5.00%	06/01/35 (a)	500,000	614,282
Pennsylvania Economic Development Financing Auth
RB (Univ of Pittsburgh Medical Center) Series 2021A	3.00%	10/15/46 (a)	500,000	536,796
Sewage Sludge Disposal Refunding RB (Philadelphia Biosolids) Series 2020	4.00%	01/01/30	1,300,000	1,535,016
Pennsylvania State Turnpike Commission
Sub RB Series 2017B1	5.25%	06/01/47 (a)	250,000	305,942
Philadelphia
Water & Wastewater RB Series 2019B	5.00%	11/01/54 (a)	500,000	629,590
Philadelphia SD
GO Bonds Series 2018A	5.00%	09/01/31 (a)	250,000	316,254
				3,937,880
PUERTO RICO 1.5%
Puerto Rico Highway & Transportation Auth
Transportation RB Series A	4.75%	07/01/38 (a)(d)	500,000	508,560
Puerto Rico Pwr Auth
Power Refunding RB Series PP	5.00%	07/01/22 (a)(d)	305,000	309,740
Power Refunding RB Series UU	5.00%	07/01/24 (a)(d)	200,000	203,227
				1,021,527
SOUTH CAROLINA 0.9%
South Carolina Public Service Auth
Revenue & Refunding Bonds Series 2016B	5.00%	12/01/56 (a)	500,000	594,080
TENNESSEE 1.7%
Chattanooga Health Educational & Housing Facilities Board
Student Housing Refunding RB (CDFI Univ of Tennessee at Chattanooga) Series 2015	5.00%	10/01/29 (a)	500,000	568,586
Memphis
GO Refunding Bonds Series 2020	4.00%	05/01/34 (a)	500,000	594,669
				1,163,255
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
TEXAS 12.0%
Arlington Higher Education Finance Corp
Education RB (Harmony Public Schools) Series 2021A	4.00%	02/15/28 (d)	300,000	359,133
Education RB (Harmony Public Schools) Series 2021A	4.00%	02/15/29 (d)	285,000	346,709
Education RB (Harmony Public Schools) Series 2021A	4.00%	02/15/30 (d)	305,000	376,198
Education RB (Harmony Public Schools) Series 2021A	4.00%	02/15/31 (d)	315,000	393,059
Central Texas Regional Mobility Auth
Senior Lien Refunding RB Series 2016	5.00%	01/01/46 (a)	750,000	873,866
Love Field Airport Modernization Corp
General Airport Refunding RB Series 2021	5.00%	11/01/29 (b)	500,000	645,262
New Hope Cultural Educational Facilities Corp
Education RB (Beta Academy) Series 2019A	5.00%	08/15/49 (a)	500,000	525,710
North Texas Tollway Auth
1st Tier System Revenue & Refunding Bonds Series 2017A	5.00%	01/01/43 (a)	500,000	615,639
System 2nd Tier Refunding RB Series 2021B	4.00%	01/01/37 (a)	500,000	604,670
Northside ISD
ULT GO Refunding Bonds Series 2021	5.00%	08/15/30 (d)	1,000,000	1,344,414
San Antonio
Water System Junior Lien Refunding RB Series 2019C	5.00%	05/15/29	1,050,000	1,376,246
Texas Transportation Commission
Central Texas Turnpike System 2nd Tier Refunding RB Series 2015C	5.00%	08/15/34 (a)	750,000	843,291
				8,304,197
UTAH 1.8%
Vineyard Redevelopment Agency
Tax Increment Refunding RB Series 2021	5.00%	05/01/29	175,000	224,979
Tax Increment Refunding RB Series 2021	5.00%	05/01/30	200,000	261,354
Tax Increment Refunding RB Series 2021	4.00%	05/01/35 (a)	100,000	120,697
Tax Increment Refunding RB Series 2021	4.00%	05/01/36 (a)	135,000	162,457
Tax Increment Refunding RB Series 2021	4.00%	05/01/38 (a)	225,000	269,138
Tax Increment Refunding RB Series 2021	4.00%	05/01/39 (a)	175,000	208,910
				1,247,535
VIRGINIA 1.1%
Virginia College Building Auth
Educational Facilities RB (Randolph-Mason College) Series 2021A	3.00%	01/15/46 (a)	700,000	753,612
WASHINGTON 1.8%
Greater Wenatchee Regional Events Center Public Facilities Dist
Limited Sales Tax RB Series 2012A	4.50%	09/01/22	190,000	196,370
Limited Sales Tax RB Series 2012A	5.25%	09/01/32 (a)	500,000	516,166
Skagit Cnty Hospital Dist
Refunding RB (Skagit Valley Hospital) Series 2013A	5.00%	12/01/37 (a)	500,000	539,348
				1,251,884
WEST VIRGINIA 1.1%
Marshall Univ
Improvement Refunding RB Series 2020A	4.00%	05/01/50 (a)	635,000	737,067
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
WISCONSIN 2.6%
Wisconsin Health & Educational Facilities Auth
RB (Hmong American Peace Academy) Series 2020	5.00%	03/15/50 (a)	1,075,000	1,299,491
RB (Woodland Hill Sr Housing) Series 2014	5.25%	12/01/49 (a)	500,000	520,700
				1,820,191
WYOMING 0.8%
Laramie Cnty
Hospital Refunding RB (Cheyenne Regional Medical Center) Series 2021	3.00%	05/01/42 (a)	500,000	536,545
Total Fixed-Rate Obligations
(Cost $61,648,731)				64,862,729

Variable-Rate Obligations 4.4% of net assets
TENNESSEE 1.7%
Tennergy Corp
Gas Supply RB Series 2021A	4.00%	12/01/51 (a)	1,000,000	1,195,050
TEXAS 2.7%
Harris Cnty Cultural Education Facilities Finance Corp
RB (Houston Methodist) Series 2020B	0.01%	12/01/59 (a)(f)	635,000	635,000
Harris Cnty Health Facilities Development Corp
RB (Methodist Hospital) Series 2008A2	0.01%	12/01/41 (a)(f)	1,230,000	1,230,000
				1,865,000
Total Variable-Rate Obligations
(Cost $3,047,230)				3,060,050
(a)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(b)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(c)	Zero coupon bond.
(d)	Credit-enhanced or liquidity-enhanced.
(e)	The securities are in default and are not making full payments of interest and principal when due. The securities are making semiannual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate utilized by the Fund for accruing interest income is reviewed at least semiannually and will generally be based on interest payments received historically along with any known changes in the previously mentioned factors.
(f)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.

BAN —	Bond anticipation note
COP —	Certificate of participation
GO —	General obligation
ISD —	Independent school district
LT —	Limited tax
RB —	Revenue bond
SD —	School district
SIFMA —	Securities Industry and Financial Markets Association. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note
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Schwab Opportunistic Municipal Bond Fund
Portfolio Holdings as of August 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$64,862,729	$—	$64,862,729
Variable-Rate Obligations[1]	—	3,060,050	—	3,060,050
Total	$—	$67,922,779	$—	$67,922,779
[1]	As categorized in the Portfolio Holdings.
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Schwab Opportunistic Municipal Bond Fund
Statement of Assets and Liabilities

As of August 31, 2021
Assets
Investments in securities, at value — unaffiliated (cost $64,695,961)		$67,922,779
Cash		2,362,033
Receivables:
Interest		614,405
Fund shares sold		141,919
Prepaid expenses	+	18,546
Total assets		71,059,682
Liabilities
Payables:
Investments bought — delayed-delivery		1,201,815
Investment adviser and administrator fees		16,585
Fund shares redeemed		364,941
Distributions to shareholders		83,518
Accrued expenses	+	79,228
Total liabilities		1,746,087
Net Assets
Total assets		71,059,682
Total liabilities	–	1,746,087
Net assets		$69,313,595
Net Assets by Source
Capital received from investors		66,765,531
Total distributable earnings		2,548,064

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$69,313,595		6,516,915		$10.64

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Schwab Opportunistic Municipal Bond Fund
Statement of Operations

For the period September 1, 2020 through August 31, 2021
Investment Income
Interest received from securities - unaffiliated		$2,239,989
Expenses
Investment adviser and administrator fees		302,213
Professional fees		49,002
Portfolio accounting fees		41,086
Shareholder reports		15,394
Independent trustees’ fees		11,872
Registration fees		7,722
Custodian fees		2,130
Transfer agent fees		1,810
Other expenses	+	5,236
Total expenses		436,465
Expense reduction by CSIM and its affiliates	–	71,341
Net expenses	–	365,124
Net investment income		1,874,865
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		363,437
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	807,354
Net realized and unrealized gains		1,170,791
Increase in net assets resulting from operations		$3,045,656
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Schwab Opportunistic Municipal Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/20-8/31/21		3/1/20-8/31/20*	3/1/19-2/29/20*
Net investment income		$1,874,865	$1,323,212	$2,795,785
Net realized gains (losses)		363,437	(1,391,261)	1,094,859
Net change in unrealized appreciation (depreciation)	+	807,354	(4,700,465)	4,387,184
Increase (decrease) in net assets from operations		3,045,656	(4,768,514)	8,277,828
Distributions to Shareholders
Total distributions		($1,939,895)	($1,323,194)	($3,474,037)

Transactions in Fund Shares
		9/1/20-8/31/21		3/1/20-8/31/20		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Shares sold		3,154,653	$33,506,685	446,549	$4,447,398	2,501,038	$27,367,682
Shares reinvested		77,942	823,990	49,033	500,310	133,301	1,463,537
Shares redeemed[1]	+	(3,074,591)	(32,413,338)	(1,508,684)	(15,534,493)	(2,521,340)	(27,695,273)
Net transactions in fund shares		158,004	$1,917,337	(1,013,102)	($10,586,785)	112,999	$1,135,946
Shares Outstanding and Net Assets
		9/1/20-8/31/21		3/1/20-8/31/20		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,358,911	$66,290,497	7,372,013	$82,968,990	7,259,014	$77,029,253
Total increase (decrease)	+	158,004	3,023,098	(1,013,102)	(16,678,493)	112,999	5,939,737
End of period		6,516,915	$69,313,595	6,358,911	$66,290,497	7,372,013	$82,968,990
*	Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund was reorganized into the Schwab Opportunistic Municipal Bond Fund, which commenced operations on that day. The Statement of Changes above presents the fiscal year ended February 29, 2020 of the Wasmer Schroeder High Yield Municipal Fund (see financial note 1 for additional information).
[1]	Effective July 1, 2021, redemption fees were eliminated. Net of redemption fees amounting to $0, $21,209 and $2,945, respectively, are included in the periods ended August 31, 2021, August 31, 2020 and February 29, 2020, respectively (see financial note 6 for additional information).
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Schwab Municipal Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Tax-Free Bond Fund	Schwab U.S. Aggregate Bond Index Fund
Schwab California Tax-Free Bond Fund	Schwab Short-Term Bond Index Fund
Schwab Opportunistic Municipal Bond Fund	Schwab 1000 Index® Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab Global Real Estate Fund
Effective July 1, 2021, Schwab High Yield Municipal Bond Fund changed its name to Schwab Opportunistic Municipal Bond Fund.
Effective August 10, 2020, the Wasmer Schroder High Yield Municipal Fund (Predecessor Fund) was reorganized into the Schwab Opportunistic Municipal Bond Fund. Shareholders of the Predecessor Fund received equivalent shares of the Schwab Opportunistic Municipal Bond Fund. Although the Schwab Opportunistic Municipal Bond Fund commenced its operations on August 10, 2020, it inherited the performance history of the Predecessor Fund. Effective August 31, 2020, the fund changed its fiscal year end from the last day in February to August 31st.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s fair value.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value
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Schwab Municipal Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date). Debt securities may be placed on non-accrual status and set to accrue at a rate of interest less than the contractual coupon or have the interest receivable written off when the collection of all or a portion of interest has become doubtful.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds, except Schwab Opportunistic Municipal Bond Fund, declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The Schwab Opportunistic Municipal Bond Fund declares and pays its dividends on the last business day of every month, based on its determination of net investment income. The funds make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Recent Accounting Standards:
In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

3. Risk Factors:
The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As actively managed mutual funds, the funds are subject to the risk that their investment adviser will select investments or allocate assets in a manner that could cause a fund to underperform or otherwise not meet its investment objective. The funds’ investment adviser applies its own investment techniques and risk analyses in making investment decisions for each fund, but there can be no guarantee that they will produce the desired results.
Investment Style Risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. A fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than investments in some taxable bonds.
Municipal Securities Risk. The funds primarily invest in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that a fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status, or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates generally causes a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which a fund invests.
Credit Risk. A decline in the credit quality of an issuer or guarantor or liquidity provider of a portfolio investment or a counterparty could cause the funds to lose money or underperform. The funds could lose money if, due to a decline in credit quality, the issuer or guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
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Financial Notes (continued)

3. Risk Factors (continued):
High-Yield Risk. High-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Prepayment and Extension Risk. Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the fund to forgo future interest income on the portion of the security’s principal repaid early and force the fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the fund’s performance.
Derivatives Risk. Currently, the only type of derivatives the funds invest in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Distressed or Defaulted Securities Risk. Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. A fund’s share price may decline if the reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. A fund could lose its entire investment in such securities.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for a fund to sell these bonds.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
California State-Specific Risk. Because the Schwab California Tax-Free Bond Fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory, social or political developments affecting the ability of California issuers to pay interest or repay principal.
Taxable Investments Risk. A fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For its advisory and administrative services to the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%
For its advisory and administrative services to the Schwab Opportunistic Municipal Bond Fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.40% of the fund’s average daily net assets. Prior to July 1, 2021, the annual fee was 0.50%.
For the period ended August 31, 2021, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab Tax-Free Bond Fund	0.27%
Schwab California Tax-Free Bond Fund	0.30%
Schwab Opportunistic Municipal Bond Fund	0.48%
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds, except the Schwab Opportunistic Municipal Bond Fund. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares, excluding the Schwab Opportunistic Municipal Bond Fund, are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49% for Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund, and 0.50% for the Schwab Opportunistic Municipal Bond Fund. Prior to July 1, 2021, Schwab Opportunistic Municipal Bond Fund’s expense limitation was 0.60%.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2021, only Schwab California Tax-Free Bond Fund had aggregate security transactions with other funds in the Fund Complex in the amount of $4,195,014 and includes realized gains/losses of $0.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Redemption Fees:
Prior to July 1, 2021, the Schwab Opportunistic Municipal Bond charged a 1.00% redemption fee on shares sold or exchanged within 60 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee was suspended from April 13, 2020 through August 10, 2020. Amounts prior to August 10, 2020 were charged by the Predecessor Fund. The fees charged during the current and prior periods were:
	Current Period (9/1/20-8/31/21)	Prior Period (3/1/20-8/31/20)	Prior Period (3/1/19-2/29/20)
Schwab Opportunistic Municipal Bond Fund	$0	$21,209	$2,945

7. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2021, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Tax-Free Bond Fund	$475,842,618	$420,962,547
Schwab California Tax-Free Bond Fund	229,467,685	214,875,283
Schwab Opportunistic Municipal Bond Fund	54,139,019	52,331,000
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Financial Notes (continued)

9. Federal Income Taxes:
As of August 31, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund	Schwab Opportunistic Municipal Bond Fund
Tax cost	$770,956,606	$481,607,822	$64,695,961
Gross unrealized appreciation	$43,942,061	$25,026,175	$3,255,590
Gross unrealized depreciation	(172,225)	(221,817)	(28,772)
Net unrealized appreciation (depreciation)	$43,769,836	$24,804,358	$3,226,818
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund	Schwab Opportunistic Municipal Bond Fund
Undistributed tax-exempt income	$490,550	$221,316	$428,744
Undistributed ordinary income	966,096	962,515	3,844
Undistributed long-term capital gains	1,999,859	1,392,509	—
Net unrealized appreciation (depreciation) on investments	43,769,836	24,804,358	3,226,818
Capital loss carryforwards and other losses	—	—	(1,027,824)
Total	$47,226,341	$27,380,698	$2,631,582
The components of distributable earnings on a tax basis may not match the Total distributable earnings line item on the Statement of Assets and Liabilities due to other temporary timing differences. The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the differing treatment of amortization of bond discounts and premiums. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2021, the Schwab Opportunistic Municipal Bond Fund had capital loss carryforwards of $1,027,824 with no expiration available to offset future net capital gains. The Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund had no capital loss carryforwards available to offset future net capital gains.
For the fiscal year ended August 31, 2021, the funds had capital loss carryforwards utilized as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund	Schwab Opportunistic Municipal Bond Fund
Capital loss carryforwards utilized	$—	$—	$363,437
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years/periods were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund	Schwab Opportunistic Municipal Bond Fund
Current fiscal year end distributions
Tax-exempt income	$13,651,332	$8,184,103	$1,545,297
Ordinary income	—	14,234	48,978
Long-term capital gains	4,221,432	3,698,563	345,620
Prior fiscal year/period end distributions
Tax-exempt income	$15,978,747	$9,329,822	$1,323,194
Ordinary income	920,038	120,150	—
Long-term capital gains	1,161,085	1,282,897	—
Year ended February 29, 2020 distributions*
Tax-exempt income	N/A	N/A	$2,788,936
Ordinary income	N/A	N/A	83,594
Long-term capital gains	N/A	N/A	601,506
* These distributions represent those of the Predecessor Fund.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of August 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2021, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Tax-Free Bond Fund, Schwab California Tax-Free Bond Fund, and Schwab Opportunistic Municipal Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Tax-Free Bond Fund, Schwab California Tax-Free Bond Fund, and Schwab Opportunistic Municipal Bond Fund (formerly, Schwab High Yield Municipal Bond Fund) (the “Funds”), three of the funds constituting Schwab Investments, as of August 31, 2021, and the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for the two years then ended; except for Schwab Opportunistic Municipal Bond Fund, the related statement of changes in net assets and the financial highlights for the year ended August 31, 2021 and for the period from March 1, 2020 through August 31, 2020; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds (excluding Schwab Opportunistic Municipal Bond Fund) as of August 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwab Opportunistic Municipal Bond Fund as of August 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from March 1, 2020 through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended August 31, 2019 were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such financial highlights, except for Schwab Opportunistic Municipal Bond Fund. For Schwab Opportunistic Municipal Bond Fund, the statement of changes in net assets for the period ended February 29, 2020 and the financial highlights for each of the four years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 29, 2020, expressed an unqualified opinion on such financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 19, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Under section 852(b)(5) of the Internal Revenue Code (and section 17145 of the California Revenue and Taxation Code with respect to the Schwab California Tax-Free Bond Fund), the funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2021.
Percentage
Schwab Tax-Free Bond Fund	100.0%
Schwab California Tax-Free Bond Fund	100.0%
Schwab Opportunistic Municipal Bond Fund	99.8%
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2021:
Schwab Tax-Free Bond Fund	$4,221,432
Schwab California Tax-Free Bond Fund	3,698,563
Schwab Opportunistic Municipal Bond Fund	345,620
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Investment Advisory Agreement Approval

Approval of Amendment to Investment Advisory Agreement
At a meeting held on February 24, 20211 (the Meeting), the Board, including a majority of the Independent Trustees, considered information relating to a proposed amendment to the investment advisory agreement (the Amendment) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to Schwab Opportunistic Municipal Bond Fund (the Fund), to reflect a reduction in the advisory fee to be paid by the Fund to CSIM as compensation for CSIM’s services rendered to the Fund. The Board also considered an amendment to the Fund’s expense limitation agreement to reduce the expense limitation for the Fund. The Board reviewed materials provided by CSIM relating to these and other proposed changes, including changes to the Fund’s name, principal investment strategy and performance benchmarks. The Board considered CSIM’s representation that the Amendment and reduction in the Fund’s expense limitation will not result in any reduction in the nature and level of services provided to the Fund by CSIM. In addition to the extensive information that the Board reviewed and the conclusions it reached at its May and June 2020 meetings (the 2020 Annual Meetings) in connection with its annual consideration and approval of the continuation of the Fund’s investment advisory agreement, the Board considered how the Fund’s proposed fees and expenses compared to those of funds with investment strategies similar to those proposed for the Fund.
Based on the Trustees’ deliberation and their evaluation of the information described at the Meeting and the 2020 Annual Meetings, the Board, including a majority of the Independent Trustees, approved the Amendment with respect to the Fund effective July 1, 2021 and concluded that the compensation payable by the Fund to CSIM under the Agreement is fair and reasonable in light of the services CSIM renders to (and the expenses it bears relating to) the Fund and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
Annual Approval of Investment Advisory Agreement
The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Tax-Free Bond Fund, Schwab California Tax-Free Bond Fund and Schwab Opportunistic Municipal Bond Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

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2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered CSIM’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of portfolio yield and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although the Schwab Opportunistic Municipal Bond Fund had performance that lagged that of a relevant peer group for certain periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Funds from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the

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context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by CSIM and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meetings on February 24, 2021 and June 8, 2021 were held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 102 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	102	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	102	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	102	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	102	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	102	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	102	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	102	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	102	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	102	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	102	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Senior Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
David Lekich
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Vice President and Assistant Secretary (Oct. 2021 – present), Secretary (Apr. 2011 – Oct. 2021) and Chief Legal Officer (Dec. 2011 – Oct. 2021), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Vice President and Assistant Secretary (Oct. 2021 – present), Secretary (May 2011 – Oct. 2021) and Chief Legal Officer (Nov. 2011 – Oct. 2021), Schwab ETFs.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg California Municipal 3-15 Year Blend Index  An index that measures the performance of U.S. tax exempt bonds issued in the State of California with maturities greater than or equal to three years and less than fifteen years that have par value of at least $7 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The securities in the index must be rated investment grade. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
Bloomberg High Yield Municipal Index  An index that measures the performance of the non-investment grade and non-rated tax exempt bond market. Included in the index are securities from all 50 U.S. states and four other qualifying regions (Washington DC, Puerto Rico, Guam, and the Virgin Islands) that have par value of at least $3 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index includes state and local general obligation bonds and revenue bonds. Both high yield (Ba1/BB+/BB+ or below) and non-rated securities are eligible to be included in the index. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
Bloomberg Municipal 3-15 Year Blend Index  An index that measures the performance of U.S. tax exempt bonds with maturities greater than or equal to three years and less than fifteen years that have par value of at least $7 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The securities in the index must be rated investment grade. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
Bloomberg Municipal Bond Index  An index that measures the performance of U.S. tax exempt bonds that have par value of at least $7 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The securities in the index must be rated investment grade. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

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Schwab Municipal Bond Funds

Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P California AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of investment-grade tax-exempt bonds issues within California.

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Schwab Municipal Bond Funds
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

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Notes

Notes

Schwab Municipal Bond Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

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Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
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Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13656-24
00264626

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Ms. Patmore and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of eight series. Six series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, one series has a fiscal year-end of October 31, and one series has a fiscal year-end of the last day of February. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eight operational series during 2021/2022 and 2020/2021, based on their respective 2021/2022 and 2020/2021 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees		(b)Audit-Related Fees		(c) Tax Fees[1]		(d) All Other Fees
Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021
$264,750	$259,000	$0	$0	$24,800	$24,800	$0	$0

[1]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2021/2022: $	3,622,031	2020/2021: $	4,263,876

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments - Schwab Taxable Bond Funds and Schwab Municipal Bond Funds

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 19, 2021

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 19, 2021